UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04661

Exact name of registrant as specified in charter:	Prudential Global Total Return Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2021

Date of reporting period:	10/31/2021

Item 1 – Reports to Stockholders

PGIM GLOBAL TOTAL RETURN FUND

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Global Total Return Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global Total Return Fund

December 15, 2021

PGIM Global Total Return Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-4.19	3.31	3.15	—

(without sales charges)	-0.97	4.00	3.49	—

Class C

(with sales charges)	-2.68	3.23	2.74	—

(without sales charges)	-1.72	3.23	2.74	—

Class Z

(without sales charges)	-0.70	4.27	3.76	—

Class R2

(without sales charges)	-1.12	N/A	N/A	3.28 (12/27/2017)

Class R4

(without sales charges)	-0.87	N/A	N/A	3.54 (12/27/2017)

Class R6

(without sales charges)	-0.58	4.30	N/A	3.87 (02/03/2012)

Bloomberg Global Aggregate Index

	-1.24	2.52	1.70	—

Average Annual Total Returns as of 10/31/21 Since Inception (%)
	Class R2, Class R4 (12/27/2017)	Class R6 (02/03/2012)

Bloomberg Global Aggregate Index	2.59	1.69

Since Inception returns are provided for any share class that has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Global Aggregate Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2011) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Global Total Return Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	0.25%	None	None
Shareholder service fees	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Bloomberg Global Aggregate Index—The Bloomberg Global Aggregate Index is an unmanaged index of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, and Canadian government, agency, and corporate securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 10/31/21

	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.23	1.37	1.38
Class C	0.18	0.67	0.64
Class Z	0.25	1.66	1.61
Class R2	0.22	1.21	1.81
Class R4	0.23	1.46	1.41
Class R6	0.26	1.79	1.79

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/21 (%)

AAA	15.5

AA	9.3

A	17.4

BBB	31.7

BB	12.4

B	5.3

CCC	1.3

Not Rated	6.0

Cash/Cash Equivalents	1.1

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Global Total Return Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Global Total Return Fund’s Class Z shares returned -0.70% in the 12-month reporting period that ended October 31, 2021, outperforming the -1.24% return of the Bloomberg Global Aggregate Index (the Index).

What were the market conditions?

•	The strong global rebound from the depths of the COVID-19 pandemic continued throughout the reporting period, as economies continued to respond to the unprecedented monetary and fiscal stimulus programs. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation, kicking off a robust “reflation trade” in bond markets, which caused the US Treasury yield curve to steepen over the period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

•	Although yields for short-term Treasuries remained well anchored during the first quarter of 2021 by the Fed’s commitment to maintain its low-rate policy, longer-term Treasuries sold off sharply, with the yield on the benchmark US 10-year Treasury note rising from 0.92% on December 31, 2020 to 1.74% by March 31, 2021. Similarly, the yield on the 30-year Treasury bond rose from 1.65% to 2.41% over the same period.

•	Market volatility for rates then eased in the second and third quarters of 2021, with long-term US Treasury yields declining gradually before rising again in late September after the Fed signaled it could begin tapering its monthly bond purchases shortly after its November meeting. The US 10-year and 30-year Treasury yields ended the period at 1.55% and 1.93%, respectively. Meanwhile, the yield on the 2-year Treasury note rose sharply the last month of the period as markets began pricing in two rate hikes in 2022, ending October 31, 2021 at 0.45%—a rise of 28 basis points (bps) over the period. (One basis point equals 0.01%.) Despite flattening over the last six months of the period as the market pulled forward its expectation for rate hikes, the US Treasury yield curve steepened during the period, with the 10-year and 2-year Treasury spread rising from 0.74% to 1.07% as of October 31, 2021.

•	In Europe, German 10-year bond yields rose to end the period at -0.10%, as rate hike expectations were brought forward amid concerns about prolonged inflation even as the European Central Bank continued to signal rate hikes in 2022 were unlikely. Similarly, United Kingdom (UK) 10-year bond yields rose over the period to end October 31, 2021 at 1.03% amid inflation concerns driven by demand and supply-chain bottlenecks.

•

Spread markets continued to tighten, supported by the Fed’s monetary responses, fiscal stimulus, the rollout of COVID-19 vaccines, better-than-expected corporate earnings, and surging growth in the US, Europe, and some emerging market economies. (Spread markets are non-government-related sectors of the fixed income market, such as investment grade corporate bonds, high yield bonds, or asset-backed

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securities.) Strengthening economic fundamentals coupled with aggressive central bank measures (e.g., zero interest rate policies and asset purchases) drove corporate and securitized asset spreads tighter, with many sectors rallying to, or through, their pre-COVID-19 levels.

•	The US investment grade corporate market performed well, with spreads tightening to near-historic levels by the end of the period, supported by better-than-expected corporate earnings, positive vaccination progress, and a favorable technical backdrop. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with commercial mortgage-backed securities (CMBS) spreads trading well below their pre-pandemic tights by the end of the period. US high yield bond spreads tightened as fundamentals remained supportive. Meanwhile, emerging market spreads tightened, boosting returns as investor appetite remained strong amid a global search for yield.

What worked?

•	Security selection and sector allocation both contributed to the Fund’s performance over the reporting period.

•	Within security selection, positions in developed high yield, emerging sovereigns, developed sovereigns, developed asset-backed securities (ABS), emerging agencies, developed Treasuries, and developed investment grade corporates were the largest contributors for the period.

•	Within sector allocation, overweights to emerging sovereigns, developed CMBS, developed high yield, and developed ABS relative to the Index were the largest contributors to performance.

•	Within credit, positioning in foreign non-corporates, upstream and midstream energy, retailers & restaurants, and gaming, lodging & leisure contributed.

•	In individual security selection, the Fund benefited from overweights to Ukraine, Italy, and Greece sovereign bonds relative to the Index, along with positioning in Chesapeake Energy Corp. (upstream energy) and Petroleos Mexicanos SA de CV (foreign non-corporate).

What didn’t work?

•	During the reporting period, the Fund’s long duration bias, principally in emerging market rates, detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) The Fund’s yield curve flattener positioning in US rates also detracted, as the curve steepened over the period. (A yield curve flattener is an interest rate environment in which long-term rates are decreasing more quickly than short-term rates.)

•

Although overall security selection contributed to performance, positioning in emerging LIBOR (London Interbank Offered Rate) derivatives, emerging Treasuries, and developed LIBOR derivatives detracted from performance. Within sector

PGIM Global Total Return Fund	9

Strategy and Performance Overview (continued)

allocation, an underweight to developed investment grade corporates and developed local authorities, along with an overweight to emerging Treasuries, relative to the Index detracted.

•	Within credit, positioning in life insurance, finance companies, and property & casualty detracted from performance.

•	In individual security selection, overweights to Prologis Inc. (REIT) and Medtronic PLC (healthcare) relative to the Index, along with positioning in UK and China sovereign bonds, detracted from performance.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. Over the period, options contributed to performance while futures and swaps detracted. Credit default swaps and credit default swap index (CDX) positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure contributed during the period. In addition, the Fund traded foreign-exchange derivatives, which had a negative impact on performance over the period.

Current outlook

•	As the Fed’s tapering approached, PGIM Fixed Income believed the Fed would likely draw a clear distinction between the removal of accommodation via reduction in asset purchases and tightening of policy through rate hikes in the federal funds rate target.

•	Looking beyond the next year or two, PGIM Fixed Income believes the secular fundamental drivers—such as aging demographics and high debt levels—that pushed rates lower for decades are likely to reassert themselves with even more downward force on rates in a post-COVID world of older populations and markedly higher debt levels. As a result, many central bankers may end up leaving administered rates near, or at, their effective lower bounds, and rate hike cycles will likely continue cresting at progressively lower levels. From that perspective, the third quarter 2021 increase in longer-term rates—which lifted them back up to levels that reflect a substantial and permanent rise in administered rates over the coming years—has probably already overshot fundamentals, in PGIM Fixed Income’s view.

•

As for spread sectors, PGIM Fixed Income continues to expect the ongoing economic expansion to support credit fundamentals and, in turn, to allow credit products to continue outperforming. Given the relatively narrow level of spreads, however, excess returns are likely to be more modest, deriving primarily from incremental yield and rolling down the spread curve, rather than from the kinds of wholesale spread compression seen since March 2020. (Roll-down return is a strategy for selling a bond as it approaches its maturity date. In general, as a bond’s maturity date grows

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closer, its interest rate moves closer to zero. Since there is an inverse relationship between bond yields and prices, bond prices increase as their interest rates decrease.)

•	PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term, and the Fund holds allocations to an array of credit sectors, including investment-grade and high yield corporates, high-quality structured products, and emerging markets. While valuations are now a bit full, with spreads in many sectors tighter than historical norms, PGIM Fixed Income generally expects ongoing spread sector outperformance. However, this outlook is not without caveats. First, the relatively narrow level of spreads diminishes the pace and magnitude of further outperformance. Additionally, narrower spreads leave little room for error, and the uncertain course of the long-term economic recovery warrants a discerning approach to credit selection.

•	Within structured products, PGIM Fixed Income is biased to own the top of the capital structure, as near-zero policy rates and ongoing Fed purchases support a spread tightening environment. In investment grade corporates, PGIM Fixed Income is looking to take advantage of spread compression in select higher-yielding BBB-rated bonds, solid credits in stressed industries, and cyclicals. PGIM Fixed Income remains constructive on high yield over the medium term as improving fundamentals and a decline in defaults is expected to drive spread compression going forward, and it believes the prospects for emerging market debt performance are encouraging given the supportive backdrop, attractive valuations, and global search for yield.

PGIM Global Total Return Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Global Total Return Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 993.20	0.88%	$4.42
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
Class C	Actual	$1,000.00	$ 989.40	1.63%	$8.17
	Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29
Class Z	Actual	$1,000.00	$ 994.50	0.64%	$3.22
	Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26
Class R2	Actual	$1,000.00	$ 993.90	1.08%	$5.43
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
Class R4	Actual	$1,000.00	$ 993.70	0.83%	$4.17
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
Class R6	Actual	$1,000.00	$ 995.20	0.52%	$2.62
	Hypothetical	$1,000.00	$1,022.58	0.52%	$2.65

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Global Total Return Fund	13

Schedule of Investments

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 98.7%

ASSET-BACKED SECURITIES 11.0%

Canada 0.1%
Fairstone Financial Issuance Trust,
Series 2020-01A, Class A, 144A	2.509%		10/20/39	CAD	1,500	$1,206,327
Ford Auto Securitization Trust,
Series 2020-AA, Class B, 144A	1.872		06/15/26	CAD	400	320,275
Series 2020-AA, Class C, 144A	2.763		04/15/28	CAD	500	406,496

						1,933,098

Cayman Islands 3.2%
Battalion CLO Ltd.,
Series 2015-08A, Class A1R2, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.192	(c)	07/18/30		5,500	5,498,837
Brookside Mill CLO Ltd.,
Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.472	(c)	01/17/28		4,000	4,002,573
Carlyle CLO Ltd.,
Series C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.159	(c)	04/30/31		15,000	15,007,489
Carlyle US CLO Ltd.,
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)	1.152	(c)	04/20/31		12,500	12,500,002
CBAM Ltd.,
Series 2019-11A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)	1.492	(c)	10/20/32		25,000	25,010,295
Elevation CLO Ltd.,
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	1.404	(c)	07/15/29		500	500,376
Generate CLO Ltd.,
Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.278	(c)	01/22/31		5,000	4,999,995
Greywolf CLO Ltd.,
Series 2020-03RA, Class A1R, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)	1.418	(c)	04/15/33		14,000	14,024,233
MidOcean Credit CLO,
Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	1.244	(c)	07/19/28		3,563	3,562,683
Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.781	(c)	02/20/31		2,000	2,000,400
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.282	(c)	07/20/31		2,000	1,999,952

See Notes to Financial Statements.

PGIM Global Total Return Fund	15

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Cayman Islands (cont’d.)
Mountain View CLO Ltd.,
Series 2015-09A, Class A2R, 144A, 3 Month LIBOR + 1.780% (Cap N/A, Floor 0.000%)	1.904	%(c)	07/15/31	5,750	$5,748,540
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.374	(c)	10/15/34	15,000	15,002,895
OZLM Ltd.,
Series 2014-06A, Class A2AS, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)	1.872	(c)	04/17/31	2,000	2,000,090
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)	1.182	(c)	04/20/31	5,000	4,998,509
Race Point CLO Ltd.,
Series 2013-08A, Class AR2, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)	1.171	(c)	02/20/30	8,540	8,542,578
Shackleton CLO Ltd.,
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	1.225	(c)	05/07/31	5,000	4,996,991
Series 2014-05RA, Class B, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)	1.825	(c)	05/07/31	6,500	6,496,813
Series 2017-10A, Class BR, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	1.682	(c)	04/20/29	10,000	9,980,764
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	1.234	(c)	04/25/31	6,250	6,248,226
Silver Creek CLO Ltd.,
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.372	(c)	07/20/30	493	492,694
TCW CLO Ltd.,
Series 2018-01A, Class A1A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)	1.174	(c)	04/25/31	15,000	14,997,841
TIAA CLO Ltd.,
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)	1.332	(c)	07/20/31	2,000	2,000,136
Tryon Park CLO Ltd.,
Series 2013-01A, Class A2R, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	1.624	(c)	04/15/29	3,700	3,699,913
Voya CLO Ltd.,
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	1.094	(c)	04/25/31	4,500	4,502,226
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.272	(c)	01/17/31	2,500	2,500,677

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Cayman Islands (cont’d.)
Zais CLO Ltd.,
Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190% (Cap N/A, Floor 0.000%)	2.314	%(c)	07/15/31		8,500	$8,503,947
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	1.414	(c)	04/15/30		733	732,276
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)	1.074	(c)	04/15/29		5,745	5,740,844

						196,292,795

Ireland 4.8%
Anchorage Capital Europe CLO Ltd.,
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)	0.870	(c)	04/25/34	EUR	4,000	4,593,500
Ares European CLO DAC,
Series 2013-06A, Class B1RR, 144A, 3 Month EURIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.250	(c)	04/15/30	EUR	8,000	9,239,580
Armada Euro CLO DAC,
Series 02A, Class A3, 144A	1.500		11/15/31	EUR	1,500	1,736,018
Bosphorus CLO DAC,
Series 06A, Class A, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	0.850	(c)	05/25/34	EUR	20,000	22,981,846
Capital Four CLO DAC,
Series 02A, Class A, 144A, 3 Month EURIBOR + 1.050% (Cap N/A, Floor 1.050%)	1.050	(c)	01/15/34	EUR	23,000	26,636,922
Carlyle Euro CLO DAC,
Series 2017-02A, Class A1R, 144A, 3 Month EURIBOR + 0.630% (Cap N/A, Floor 0.630%)	0.630	(c)	08/15/30	EUR	55,950	64,436,717
Series 2017-02A, Class AA2R, 144A, 3 Month EURIBOR + 1.300% (Cap N/A, Floor 1.300%)	1.300	(c)	08/15/30	EUR	9,500	10,999,017
Series 2019-01A, Class A1R, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750	(c)	03/15/32	EUR	20,000	23,031,293
CIFC European Funding CLO DAC,
Series 03A, Class A, 144A, 3 Month EURIBOR + 1.050% (Cap N/A, Floor 1.050%)	1.050	(c)	01/15/34	EUR	15,000	17,376,116
Series 03A, Class B2, 144A	2.000		01/15/34	EUR	11,500	13,330,372
Hayfin Emerald CLO,
Series 05A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.100	(c)	11/17/32	EUR	18,500	21,391,024
Henley CLO DAC,
Series 04A, Class A, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)	0.900	(c)	04/25/34	EUR	5,000	5,770,698

See Notes to Financial Statements.

PGIM Global Total Return Fund	17

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Ireland (cont’d.)
Invesco Euro CLO DAC,
Series 01A, Class A2R, 144A	0.800%		07/15/31	EUR	30,000	$34,652,037
OAK Hill European Credit Partners DAC,
Series 2017-06A, Class A2, 144A	1.150		01/20/32	EUR	3,000	3,475,431
Providus CLO DAC,
Series 02A, Class B1R, 144A, 3 Month EURIBOR + 1.650% (Cap N/A, Floor 1.650%)	1.650	(c)	07/15/31	EUR	7,500	8,681,701
Rathlin Residential DAC,
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000%	1.443	(c)	09/27/75	EUR	1,600	1,813,594
RRE Loan Management DAC,
Series 05A, Class A1, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.100	(c)	10/15/33	EUR	8,500	9,827,655
St. Paul’s CLO DAC,
Series 02A, Class ARRR, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750	(c)	10/15/30	EUR	11,000	12,710,455

						292,683,976

Netherlands 0.2%
BNPP AM Euro CLO BV,
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)	0.600	(c)	04/15/31	EUR	10,000	11,517,200

Spain 0.1%
TFS,
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%	3.000	(c)	04/16/23	EUR	6,132	6,202,664

United Kingdom 0.3%
Newday Funding Master Issuer PLC,
Series 2021-01A, Class A1, 144A, SONIA + 0.970% (Cap N/A, Floor 0.000%)	1.020	(c)	03/15/29	GBP	3,700	5,088,614
Series 2021-01A, Class A2, 144A, SOFR + 1.100% (Cap N/A, Floor 0.000%)	1.150	(c)	03/15/29		3,500	3,527,405
Newday Partnership Funding PLC,
Series 2020-01A, Class A3, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)	1.450	(c)	11/15/28	GBP	6,205	8,613,663

						17,229,682

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

United States 2.3%
AmeriCredit Automobile Receivables Trust,
Series 2020-03, Class D	1.490%		09/18/26	1,900	$1,909,988
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2002-02, Class M3, 1 Month LIBOR + 2.655% (Cap N/A, Floor 2.655%)	2.744	(c)	08/25/32	312	315,913
Series 2002-03, Class M3, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.939	(c)	08/25/32	167	167,922
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.194	(c)	05/17/31	15,000	14,995,840
Chase Funding Trust,
Series 2003-04, Class 2A2, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.600%)	0.689	(c)	05/25/33	496	491,008
CHEC Loan Trust,
Series 2004-01, Class A3, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	1.089	(c)	07/25/34	496	493,622
Commonbond Student Loan Trust,
Series 2020-AGS, Class A, 144A	1.980		08/25/50	2,882	2,904,554
Countrywide Asset-Backed Certificates,
Series 2002-05, Class MV1, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	1.589	(c)	03/25/33	74	74,135
Credit Suisse Mortgage Trust,
Series 2020-11R, Class 1A1, 144A, 1 Month LIBOR + 2.150%	2.230	(c)	04/25/38	2,126	2,141,564
EquiFirst Mortgage Loan Trust,
Series 2004-01, Class 1A1, 1 Month LIBOR + 0.480% (Cap N/A, Floor 0.480%)	0.569	(c)	01/25/34	547	531,347
Exeter Automobile Receivables Trust,
Series 2020-03A, Class D	1.730		07/15/26	700	707,528
Ford Credit Auto Owner Trust,
Series 2020-02, Class C, 144A	1.740		04/15/33	1,300	1,291,755
Ford Credit Floorplan Master Owner Trust,
Series 2020-02, Class C	1.870		09/15/27	2,100	2,080,381
JPMorgan Chase Bank, NA,
Series 2020-01, Class R, 144A	33.784		01/25/28	1,237	1,341,389
Series 2020-02, Class E, 144A	3.072		02/25/28	2,315	2,332,597
Series 2020-02, Class R, 144A	31.355		02/25/28	582	634,808
Series 2021-01, Class E, 144A	2.365		09/25/28	489	488,709
Series 2021-01, Class F, 144A	4.280		09/25/28	600	594,144
Series 2021-01, Class R, 144A	28.348		09/25/28	1,977	2,121,268
Series 2021-02, Class F, 144A	4.393		12/26/28	600	594,126

See Notes to Financial Statements.

PGIM Global Total Return Fund	19

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

United States (cont’d.)
JPMorgan Chase Bank, NA, (cont’d.)
Series 2021-03, Class F, 144A	3.694%		02/26/29	600	$592,441
Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A	0.000		02/25/43	3,430	1,308,676
Series 2018-C, Class A, 144A	0.000	(cc)	08/25/43	1,266	1,301,698
Series 2019-A, Class R, 144A	0.000		10/25/48	3,087	522,420
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A	3.750		01/25/59	1,220	1,221,808
Series 2019-GS04, Class A1, 144A	3.438		05/25/59	2,286	2,287,865
Lending Funding Trust,
Series 2020-02A, Class A, 144A	2.320		04/21/31	1,100	1,113,949
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A	2.780		04/20/28	2,300	2,340,796
Series 2021-01A, Class D, 144A	5.050		11/20/31	1,900	1,982,753
Long Beach Mortgage Loan Trust,
Series 2004-03, Class M1, 1 Month LIBOR + 0.855% (Cap N/A, Floor 0.855%)	0.944	(c)	07/25/34	115	114,283
Mariner Finance Issuance Trust,
Series 2020-AA, Class A, 144A	2.190		08/21/34	1,800	1,827,127
MASTR Asset-Backed Securities Trust,
Series 2004-WMC02, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	0.989	(c)	04/25/34	1,113	1,094,624
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE02, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.289	(c)	08/25/35	32	31,731
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC08, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	1.139	(c)	09/25/33	93	92,654
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-AM03, Class A3, 1 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)	1.069	(c)	02/25/33	153	152,488
Navient Private Education Refi Loan Trust,
Series 2020-GA, Class B, 144A	2.500		09/16/69	2,000	2,012,642
Series 2021-A, Class B, 144A	2.240		05/15/69	1,850	1,840,321
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class B, 144A	3.950		11/14/28	1,300	1,402,569
Oportun Funding LLC,
Series 2020-01, Class A, 144A	2.200		05/15/24	912	915,025
Oportun Funding XIII LLC,
Series 2019-A, Class B, 144A	3.870		08/08/25	4,158	4,220,158
Series 2019-A, Class D, 144A	6.220		08/08/25	3,400	3,470,337

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

United States (cont’d.)
Oportun Funding XIV LLC,
Series 2021-A, Class C, 144A	3.440%		03/08/28	1,200	$1,212,969
Series 2021-A, Class D, 144A	5.400		03/08/28	500	505,002
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	2.439	(c)	04/25/23	4,290	4,294,283
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.939	(c)	02/25/23	1,020	1,022,373
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.739	(c)	08/25/25	2,300	2,299,312
Santander Consumer Auto Receivables Trust,
Series 2021-AA, Class D, 144A	1.570		01/15/27	850	845,841
Series 2021-AA, Class R, 144A	0.000		08/15/28	6	999,450
Santander Drive Auto Receivables Trust,
Series 2020-03, Class D	1.640		11/16/26	4,800	4,847,974
Series 2020-04, Class D	1.480		01/15/27	3,200	3,225,502
Series 2021-01, Class D	1.130		11/16/26	12,700	12,664,821
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A	0.000	(cc)	12/15/45	5,007	5,169,215
Series 2019-D, Class 1PT, 144A	2.847	(cc)	01/16/46	5,198	5,356,556
Series 2019-F, Class PT1, 144A	3.932	(cc)	02/15/45	6,743	6,878,890
SoFi Professional Loan Program LLC,
Series 2019-C, Class BFX, 144A	3.050		11/16/48	2,100	2,125,371
SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.336	(c)	11/29/24	4,695	4,689,134
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 3.750%)	3.836	(c)	11/29/24	2,700	2,702,818
Springleaf Funding Trust,
Series 2017-AA, Class C, 144A	3.860		07/15/30	800	800,948
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.889	(c)	06/25/24	9,330	9,307,194
World Omni Select Auto Trust,
Series 2020-A, Class D	1.700		10/15/26	5,900	5,917,742

					140,924,358

TOTAL ASSET-BACKED SECURITIES (cost $677,352,799)					666,783,773

See Notes to Financial Statements.

PGIM Global Total Return Fund	21

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

BANK LOANS 1.0%

Germany 0.1%
Speedster Bidco GmbH,
Second Lien Term Loan, 6 Month EURIBOR + 6.000% (Cap N/A, Floor 0.000%)	6.000	%(c)	03/31/28	EUR	3,265	$3,793,212

United Kingdom 0.9%
CD&R Firefly Bidco Ltd.,
Initial Term Loan, 3 Month GBP LIBOR + 8.356%^	8.412	(c)	06/21/26	GBP	16,075	21,999,441
Constellation Automotive Group Ltd.,
Facility B-2 Loan, 5 Day SONIA + 4.750%	4.800	(c)	07/16/28	GBP	8,850	12,075,333
EG Group Ltd.,
Additional Second Lien Loan Facility, 1 - 6 Month EURIBOR + 7.000% (Cap N/A, Floor 0.000%)	7.000	(c)	04/30/27	EUR	18,800	21,814,298

						55,889,072

United States 0.0%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	10.000	(c)	11/01/25		1,199	1,311,706
Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250%	3.340	(c)	08/24/26		2,308	1,201,430

						2,513,136

TOTAL BANK LOANS (cost $63,211,261)						62,195,420

COMMERCIAL MORTGAGE-BACKED SECURITIES 6.6%

Canada 0.0%
Real Estate Asset Liquidity Trust,
Series 2020-01A, Class A1, 144A	2.381	(cc)	02/12/55	CAD	2,159	1,755,942

Ireland 0.5%
Taurus DAC,
Series 2021-UK1A, Class D, 144A, SONIA + 2.600% (Cap N/A, Floor 2.600%)	2.649	(c)	05/17/31	GBP	550	754,246
Series 2021-UK4A, Class B, 144A, SONIA + 1.500%	1.550	(c)	08/17/31	GBP	5,300	7,239,487

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

Ireland (cont’d.)
Taurus DAC, (cont’d.)
Series 2021-UK4A, Class C, 144A, SONIA + 1.750%	1.800	%(c)	08/17/31	GBP	8,700	$11,881,232
Series 2021-UK4A, Class D, 144A, SONIA + 2.100%	2.150	(c)	08/17/31	GBP	7,250	9,904,093

						29,779,058

United Kingdom 0.0%
Salus European Loan Conduit DAC,
Series 33A, Class A, 144A, 3 Month GBP LIBOR + 1.500% (Cap 6.500%, Floor 1.500%)	1.704	(c)	01/23/29	GBP	500	685,986

United States 6.1%
20 Times Square Trust,
Series 2018-20TS, Class G, 144A	3.100	(cc)	05/15/35		1,000	926,714
Series 2018-20TS, Class H, 144A	3.100	(cc)	05/15/35		1,000	910,775
BANK,
Series 2017-BNK05, Class A3	3.020		06/15/60		3,600	3,714,005
Series 2017-BNK06, Class A3	3.125		07/15/60		4,400	4,553,864
Series 2017-BNK09, Class A3	3.279		11/15/54		3,000	3,183,862
Series 2019-BN21, Class A3	2.458		10/17/52		6,293	6,473,787
Benchmark Mortgage Trust,
Series 2018-B02, Class A3	3.544		02/15/51		5,000	5,298,526
Series 2018-B03, Class A3	3.746		04/10/51		7,200	7,629,260
Series 2020-B17, Class A4	2.042		03/15/53		6,200	6,166,000
Series 2020-B20, Class A3	1.945		10/15/53		11,000	11,008,504
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.090	(c)	10/15/36		2,805	2,799,721
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	2.390	(c)	10/15/36		7,416	7,397,631
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.740	(c)	10/15/36		21,488	21,434,141
Series 2020-BXLP, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.090	(c)	12/15/36		3,244	3,233,569
Series 2020-BXLP, Class G, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)	2.590	(c)	12/15/36		11,267	11,210,960
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A3	2.647		11/15/52		16,531	16,956,539
CF Mortgage Trust,
Series 2020-P01, Class A1, 144A	2.840	(cc)	04/15/25		9,412	9,759,457

See Notes to Financial Statements.

PGIM Global Total Return Fund	23

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class XB, IO	0.437	%(cc)	05/10/47	27,500	$298,535
Series 2016-GC37, Class XB, IO	0.693	(cc)	04/10/49	33,868	965,668
Series 2016-P04, Class XB, IO	1.317	(cc)	07/10/49	9,100	537,293
Series 2017-P08, Class A2	3.109		09/15/50	2,000	2,055,220
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	2.856	(c)	11/15/37	4,399	4,396,241
Commercial Mortgage Trust,
Series 2012-CR01, Class XA, IO	1.874	(cc)	05/15/45	2,581	6,540
Series 2014-UBS04, Class XB, IO, 144A	0.216	(cc)	08/10/47	50,000	292,375
Series 2015-CR24, Class A4	3.432		08/10/48	3,831	4,017,627
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.240	(c)	05/15/36	14,125	14,133,765
CSAIL Commercial Mortgage Trust,
Series 2018-CX11, Class A3	4.095		04/15/51	2,250	2,385,898
Series 2019-C17, Class A3	2.769		09/15/52	12,444	12,963,643
DBWF Mortgage Trust,
Series 2016-85T, Class E, 144A	3.808	(cc)	12/10/36	3,000	2,895,393
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A3	2.362		08/10/49	1,500	1,520,398
Series 2017-C06, Class A3	3.269		06/10/50	4,400	4,557,565
Series 2020-C09, Class A3	1.882		08/15/53	20,000	19,988,508
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class C, 144A	3.555	(cc)	09/10/35	500	516,283
FHLMC Multifamily Structured Pass-Through Certificates,
Series K019, Class X1, IO	1.580	(cc)	03/25/22	7,887	860
Series K020, Class X1, IO	1.337	(cc)	05/25/22	9,496	39,995
Series K025, Class X1, IO	0.781	(cc)	10/25/22	17,400	106,830
Series K037, Class X1, IO	0.938	(cc)	01/25/24	10,022	176,978
Series K043, Class X1, IO	0.520	(cc)	12/25/24	11,831	181,230
Series K049, Class X1, IO	0.586	(cc)	07/25/25	39,574	761,042
Series K052, Class X1, IO	0.646	(cc)	11/25/25	11,837	272,932
Series K053, Class X1, IO	0.881	(cc)	12/25/25	44,670	1,420,249
Series K054, Class X1, IO	1.164	(cc)	01/25/26	30,173	1,297,797
Series K058, Class X1, IO	0.922	(cc)	08/25/26	40,658	1,586,070
Series K090, Class X1, IO	0.705	(cc)	02/25/29	22,957	1,106,515
Series K111, Class X1, IO	1.572	(cc)	05/25/30	29,376	3,418,080
Series K113, Class X1, IO	1.387	(cc)	06/25/30	119,112	12,355,463
Series K114, Class X1, IO	1.118	(cc)	06/25/30	75,459	6,383,802

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
Series K116, Class X1, IO	1.427	%(cc)	07/25/30	49,175	$5,166,638
Series K121, Class X1, IO	1.028	(cc)	10/25/30	127,749	9,966,408
Series KG03, Class X1, IO	1.381	(cc)	06/25/30	101,850	10,290,354
Series Q001, Class XA, IO	2.142	(cc)	02/25/32	6,126	637,019
Greystone Commercial Capital Trust,
Series 2021-03, Class A, 144A^	0.000	(cc)	08/17/23	17,250	17,250,000
GS Mortgage Securities Corp. Trust,
Series 2021-RENT, Class C, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)	1.636	(c)	11/21/35	7,780	7,760,429
Series 2021-RENT, Class D, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.936	(c)	11/21/35	4,500	4,490,090
GS Mortgage Securities Trust,
Series 2014-GC20, Class XB, IO	0.427	(cc)	04/10/47	30,000	300,768
Series 2014-GC22, Class XB, IO	0.298	(cc)	06/10/47	35,000	310,331
Series 2014-GC24, Class XB, IO	0.021	(cc)	09/10/47	83,262	43,105
Series 2014-GC26, Class XB, IO	0.294	(cc)	11/10/47	56,483	558,888
Series 2018-GS09, Class A3	3.727		03/10/51	7,000	7,629,821
JPMBB Commercial Mortgage Securities Trust,
Series 2016-C01, Class A3	3.515		03/15/49	966	966,026
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP05, Class A3	3.342		03/15/50	1,600	1,623,822
Series 2017-JP06, Class A3	3.109		07/15/50	4,600	4,731,748
Series 2017-JP07, Class A3	3.379		09/15/50	5,100	5,295,315
JPMDB Commercial Mortgage Securities Trust,
Series 2020-COR07, Class A4	1.915		05/13/53	10,000	9,872,503
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2018-AON, Class E, 144A	4.613	(cc)	07/05/31	5,564	5,696,025
MKT Mortgage Trust,
Series 2020-525M, Class F, 144A	2.941	(cc)	02/12/40	3,775	3,498,479
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C31, Class A3	2.731		11/15/49	2,211	2,219,210
Morgan Stanley Capital I Trust,
Series 2016-UBS09, Class A2	2.982		03/15/49	286	291,889
Series 2017-H01, Class A3	3.153		06/15/50	4,500	4,671,196
Series 2019-MEAD, Class E, 144A	3.177	(cc)	11/10/36	1,700	1,626,580
Series 2020-HR08, Class XB, IO	0.878	(cc)	07/15/53	54,413	3,891,917
One New York Plaza Trust,
Series 2020-01NYP, Class C, 144A, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)	2.290	(c)	01/15/26	8,475	8,507,270

See Notes to Financial Statements.

PGIM Global Total Return Fund	25

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
One New York Plaza Trust, (cont’d.)
Series 2020-01NYP, Class D, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	2.840	%(c)	01/15/26		2,975	$2,989,902
UBS Commercial Mortgage Trust,
Series 2017-C04, Class A3	3.301		10/15/50		6,500	6,851,735
Series 2017-C06, Class A3	3.581		12/15/50		5,000	5,241,242
Series 2017-C07, Class A3	3.418		12/15/50		4,400	4,699,012
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C02, Class XA, IO, 144A	1.271	(cc)	05/10/63		4,090	19,145
Wells Fargo Commercial Mortgage Trust,
Series 2016-C35, Class XB, IO	0.933	(cc)	07/15/48		24,000	966,775
Series 2016-LC24, Class XB, IO	0.979	(cc)	10/15/49		20,910	927,605
Series 2017-C40, Class A3	3.317		10/15/50		2,600	2,766,831
Series 2021-FCMT, Class B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.940	(c)	05/15/31		1,800	1,800,560
Series 2021-FCMT, Class C, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)	2.490	(c)	05/15/31		1,700	1,700,529
Series 2021-FCMT, Class D, 144A, 1 Month LIBOR + 3.500% (Cap N/A, Floor 3.500%)	3.590	(c)	05/15/31		2,200	2,200,693

						370,755,970

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $397,533,045)						402,976,956

CORPORATE BONDS 41.4%

Australia 0.1%
Australia & New Zealand Banking Group Ltd.,
Sr. Unsec’d. Notes, EMTN	3.700		03/18/24	CNH	2,000	315,248
Westpac Banking Corp.,
Sr. Unsec’d. Notes, EMTN	4.420		08/14/23	CNH	21,000	3,349,207

						3,664,455

Belgium 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes	4.900		02/01/46		7,380	9,412,612
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes	5.550		01/23/49		3,800	5,326,355

						14,738,967

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Brazil 0.7%
Petrobras Global Finance BV,
Gtd. Notes	5.375%	10/01/29	GBP	9,621	$14,079,192
Gtd. Notes	6.625	01/16/34	GBP	8,080	12,423,269
Gtd. Notes, EMTN	6.250	12/14/26	GBP	8,644	13,131,466
Suzano Austria GmbH,
Gtd. Notes	6.000	01/15/29		200	229,875
Swiss Insured Brazil Power Finance Sarl,
Sr. Sec’d. Notes	9.850	07/16/32	BRL	20,174	3,308,510

					43,172,312

Bulgaria 0.3%
Bulgarian Energy Holding EAD,
Sr. Unsec’d. Notes	2.450	07/22/28	EUR	13,680	15,714,160

Canada 0.9%
Barrick Gold Corp.,
Sr. Unsec’d. Notes	5.250	04/01/42		35	45,794
Barrick North America Finance LLC,
Gtd. Notes	5.700	05/30/41		45	61,626
Barrick PD Australia Finance Pty Ltd.,
Gtd. Notes	5.950	10/15/39		50	68,736
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A	7.125	06/15/26		3,900	4,093,825
Sr. Unsec’d. Notes, 144A	7.500	12/01/24		4,050	4,215,903
Sr. Unsec’d. Notes, 144A	7.875	04/15/27		2,535	2,636,321
Brookfield Residential Properties, Inc./Brookfield
Residential US LLC,
Gtd. Notes, 144A	4.875	02/15/30		2,320	2,326,888
Gtd. Notes, 144A	6.250	09/15/27		2,175	2,270,129
Sr. Unsec’d. Notes, 144A	5.000	06/15/29		1,675	1,686,404
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes	2.650	01/15/32		1,340	1,308,116
Sr. Unsec’d. Notes	3.750	02/15/52		955	963,791
Sr. Unsec’d. Notes	4.250	04/15/27		3,500	3,844,222
Hydro-Quebec,
Local Gov’t. Gtd. Notes, MTN	6.000	02/15/40	CAD	1,000	1,189,206
Local Gov’t. Gtd. Notes, Series B, MTN	8.400	03/28/25		654	800,997
Local Gov’t. Gtd. Notes, Series HE	8.625	06/15/29		600	865,397
Local Gov’t. Gtd. Notes, Series HK	9.375	04/15/30		1,000	1,547,512
Local Gov’t. Gtd. Notes, Series HQ	9.500	11/15/30		800	1,279,949
Local Gov’t. Gtd. Notes, Series JM	5.000	02/15/45	CAD	2,000	2,232,510

See Notes to Financial Statements.

PGIM Global Total Return Fund	27

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Canada (cont’d.)
Kinross Gold Corp.,
Gtd. Notes	5.950%		03/15/24		1,000	$1,098,294
MEG Energy Corp.,
Gtd. Notes, 144A	7.125		02/01/27		1,225	1,287,101
Methanex Corp.,
Sr. Unsec’d. Notes	4.250		12/01/24		1,500	1,589,885
Nutrien Ltd.,
Sr. Unsec’d. Notes	3.375		03/15/25		1,450	1,541,174
Sr. Unsec’d. Notes	4.200		04/01/29		490	555,686
Ontario Electricity Financial Corp.,
Local Gov’t. Gtd. Notes, Series 40	1.848	(s)	04/11/31	CAD	10,000	6,369,202
Ontario Teachers’ Cadillac Fairview Properties Trust,
Sr. Unsec’d. Notes, 144A	2.500		10/15/31		1,775	1,779,373
Rogers Communications, Inc.,
Gtd. Notes	3.250		05/01/29	CAD	700	574,644
Teck Resources Ltd.,
Sr. Unsec’d. Notes	5.400		02/01/43		1,403	1,735,468
Sr. Unsec’d. Notes	6.000		08/15/40		4,360	5,636,987
Toronto-Dominion Bank (The),
Sr. Unsec’d. Notes	2.050		07/10/24	AUD	2,470	1,876,192
Sr. Unsec’d. Notes	3.005		05/30/23	CAD	1,000	831,192

						56,312,524

China 0.9%
Agricultural Development Bank of China,
Sr. Unsec’d. Notes	3.400		11/06/24	CNH	72,790	11,515,943
Sr. Unsec’d. Notes	3.800		10/27/30	CNH	55,000	8,894,642
Aircraft Finance Co. Ltd.,
Sr. Sec’d. Notes, Series B	4.100		03/29/26		2,180	2,235,792
Sr. Sec’d. Notes, Series C	3.955		03/29/23		10,048	10,218,372
Bank of China Ltd.,
Sr. Unsec’d. Notes, EMTN	0.420		11/29/21	JPY	100,000	877,502
Sr. Unsec’d. Notes, EMTN	3.300		04/17/22	CNH	4,950	773,518
China Development Bank,
Sr. Unsec’d. Notes	4.300		08/02/32	CNH	25,000	4,197,288
Sr. Unsec’d. Notes, EMTN	4.350		08/06/24	CNH	4,700	761,078
Sr. Unsec’d. Notes, EMTN	4.350		09/19/24	CNH	8,990	1,456,816
Unsec’d. Notes	1.860		04/09/23	CNH	10,000	1,543,686
Unsec’d. Notes	4.200		01/19/27	CNH	16,000	2,622,066
Unsec’d. Notes, Series 2015	3.700		10/20/30	CNH	20,000	3,198,957

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

China (cont’d.)
NXP BV/NXP Funding LLC/NXP USA, Inc.,
Gtd. Notes, 144A	3.150%		05/01/27			575	$607,345
Gtd. Notes, 144A	3.400		05/01/30			725	777,572

State Grid Overseas Investment BVI Ltd.,
Gtd. Notes, EMTN	0.797		08/05/26		EUR	3,830	4,480,298

							54,160,875

Denmark 0.2%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A	1.171	(ff)	12/08/23			9,300	9,322,053
Sr. Unsec’d. Notes, 144A	1.621	(ff)	09/11/26			4,645	4,610,034
Sr. Unsec’d. Notes, 144A	3.244	(ff)	12/20/25			1,095	1,150,728

							15,082,815

France 2.4%
Altice France SA,
Sr. Sec’d. Notes	3.375		01/15/28		EUR	8,475	9,397,940
Banque Federative du Credit Mutuel SA,
Sr. Unsec’d. Notes, Series 19	0.999		10/15/25		JPY	200,000	1,801,729
Sr. Unsec’d. Notes, Series 21	0.300		10/13/23		JPY	300,000	2,635,183
BNP Paribas SA,
Sr. Unsec’d. Notes, 144A	1.323	(ff)	01/13/27			3,400	3,322,725
Sr. Unsec’d. Notes, 144A	1.904	(ff)	09/30/28			12,100	11,887,274
Sr. Unsec’d. Notes, 144A	2.159	(ff)	09/15/29			6,310	6,190,731
Sr. Unsec’d. Notes, 144A	2.871	(ff)	04/19/32			5,220	5,304,925
Sr. Unsec’d. Notes, EMTN	6.420		09/11/23		MXN	250	11,788
Sub. Notes, EMTN	4.625		03/09/27		AUD	370	296,266
BPCE SA,
Sr. Unsec’d. Notes, 144A	2.277	(ff)	01/20/32			7,422	7,148,829
Sr. Unsec’d. Notes, EMTN	0.562		06/24/24		JPY	100,000	878,820
Sr. Unsec’d. Notes, Series 03	0.989		07/12/28		JPY	300,000	2,690,353
Sr. Unsec’d. Notes, Series 05	0.530	(ff)	12/10/26		JPY	500,000	4,377,245
Sub. Notes, Series 01	2.047		01/30/25		JPY	100,000	903,970
Credit Agricole Assurances SA,
Sub. Notes	4.250	(ff)	01/13/25	(oo)	EUR	2,000	2,540,310
Credit Agricole Corporate & Investment Bank SA,
Sr. Unsec’d. Notes, EMTN	2.670		02/20/24		NZD	1,400	1,002,324
Credit Agricole SA,
Sr. Unsec’d. Notes, 144A	1.247	(ff)	01/26/27			2,545	2,483,278
Sr. Unsec’d. Notes, EMTN	4.400		07/06/27		AUD	1,200	981,422
Sr. Unsec’d. Notes, Series 4	0.959		06/08/28		JPY	400,000	3,549,094

See Notes to Financial Statements.

PGIM Global Total Return Fund	29

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

France (cont’d.)
Credit Agricole SA, (cont’d.)
Sr. Unsec’d. Notes, Series 7	1.248	%(ff)	06/04/26	JPY	600,000	$5,401,694
Sub. Notes, EMTN	4.200	(ff)	05/29/34	AUD	400	311,687
Dexia Credit Local SA,
Gov’t. Liquid Gtd. Notes, EMTN	2.125		02/12/25	GBP	2,800	3,966,693
Iliad Holding SAS,
Sr. Sec’d. Notes, 144A	5.125		10/15/26	EUR	6,850	8,147,254
La Poste SA,
Sr. Unsec’d. Notes, EMTN	1.450		11/30/28	EUR	600	747,227
Loxam SAS,
Sr. Sec’d. Notes	2.875		04/15/26	EUR	5,200	5,909,385
Sr. Sub. Notes	4.500		04/15/27	EUR	3,800	4,354,363
Sr. Sub. Notes	5.750		07/15/27	EUR	3,600	4,286,448
Sr. Sub. Notes, 144A	4.500		04/15/27	EUR	900	1,031,297
Regie Autonome des Transports Parisiens,
Sr. Unsec’d. Notes, EMTN	0.400		12/19/36	EUR	4,300	4,955,346
SNCF Reseau,
Sr. Unsec’d. Notes, EMTN	5.250		12/07/28	GBP	1,000	1,733,287
Sr. Unsec’d. Notes, EMTN	5.250		01/31/35	GBP	200	391,448
Sr. Unsec’d. Notes, Series MPLE	4.700		06/01/35	CAD	6,400	6,154,300
Societe Generale SA,
Sr. Unsec’d. Notes, 144A, MTN	2.625		01/22/25		20,885	21,522,361
Sr. Unsec’d. Notes, 144A, MTN	3.875		03/28/24		3,130	3,322,108
Sub. Notes, EMTN	4.875		10/13/26	AUD	2,364	1,915,928
Sub. Notes, EMTN	5.000		05/19/27	AUD	220	177,354
Sub. Notes, EMTN	5.000	(ff)	07/20/28	AUD	1,006	788,168
Societe Nationale SNCF SA,
Sr. Unsec’d. Notes, EMTN	5.375		03/18/27	GBP	1,622	2,671,585

						145,192,139

Germany 0.9%
Daimler International Finance BV,
Gtd. Notes, EMTN	3.450		09/27/22	CNH	1,000	156,376
Gtd. Notes, EMTN	3.780		03/22/22	CNH	2,000	312,751
Deutsche Bahn Finance GMBH,
Gtd. Notes, MTN	1.987		07/08/30	AUD	1,000	702,338
Gtd. Notes, MTN	3.800		09/27/27	AUD	900	727,565
Deutsche Bank AG,
Sr. Unsec’d. Notes	1.686		03/19/26		4,350	4,334,704
Sr. Unsec’d. Notes	2.129	(ff)	11/24/26		3,760	3,776,158
Sr. Unsec’d. Notes	3.950		02/27/23		3,040	3,157,972

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Germany (cont’d.)
Deutsche Bank AG, (cont’d.)
Sub. Notes, EMTN	3.662	%(ff)	04/10/25	CNH	89,000	$13,681,303
Unsec’d. Notes	4.550	(s)	11/07/22		1,814	1,797,636
Kreditanstalt fuer Wiederaufbau,
Gov’t. Gtd. Notes	4.700		06/02/37	CAD	402	404,565
thyssenkrupp AG,
Sr. Unsec’d. Notes	1.375		03/03/22	EUR	12,086	13,984,802
TK Elevator Midco GmbH,
Sr. Sec’d. Notes	4.375		07/15/27	EUR	2,400	2,855,458
Sr. Sec’d. Notes, 3 Month EURIBOR + 4.750% (Cap N/A, Floor 4.750%)	4.750	(c)	07/15/27	EUR	2,000	2,329,340
Sr. Sec’d. Notes, 144A	4.375		07/15/27	EUR	4,300	5,116,029
Volkswagen International Finance NV,
Gtd. Notes	2.700	(ff)	12/14/22(oo)	EUR	1,000	1,183,993

						54,520,990

Hong Kong 0.2%
HKT Capital No. 3 Ltd.,
Gtd. Notes	1.650		04/10/27	EUR	9,000	10,826,542
Sun Hung Kai Properties Capital Market Ltd.,
Gtd. Notes, EMTN	3.200		08/14/27	CNH	3,000	460,802
Gtd. Notes, EMTN	3.380		01/18/29	HKD	1,000	137,142
Sr. Unsec’d. Notes, EMTN	3.160		01/25/28	CNH	4,000	608,004
Swire Pacific MTN Financing Ltd.,
Gtd. Notes, EMTN	3.900		11/05/30	HKD	5,000	712,886

						12,745,376

Hungary 0.1%
MFB Magyar Fejlesztesi Bank Zrt,
Gov’t. Gtd. Notes	1.375		06/24/25	EUR	4,270	5,141,699

Iceland 0.1%
Landsvirkjun,
Gov’t. Gtd. Notes, EMTN	0.000	(cc)	07/24/26	EUR	5,000	5,711,851

India 0.3%
NTPC Ltd.,
Sr. Unsec’d. Notes, EMTN	2.750		02/01/27	EUR	13,640	16,729,475

See Notes to Financial Statements.

PGIM Global Total Return Fund	31

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Indonesia 0.2%
Pertamina Persero PT,
Sr. Unsec’d. Notes, 144A, MTN	4.300%		05/20/23		500	$524,931
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes	2.875		10/25/25	EUR	2,400	2,958,449
Sr. Unsec’d. Notes, 144A	1.875		11/05/31	EUR	6,900	7,755,337
Sr. Unsec’d. Notes, 144A	2.875		10/25/25	EUR	900	1,109,418

						12,348,135

Israel 0.4%
Energean Israel Finance Ltd.,
Sr. Sec’d. Notes, 144A	4.500		03/30/24		654	666,997
Israel Electric Corp. Ltd.,
Sr. Sec’d. Notes	6.875		06/21/23		3,000	3,278,065
Sr. Sec’d. Notes	7.875		12/15/26		5,500	6,930,146
Sr. Sec’d. Notes, 144A, GMTN	4.250		08/14/28		1,550	1,728,545
Sr. Sec’d. Notes, EMTN	3.700		05/23/30	JPY	200,000	2,027,936
Sr. Sec’d. Notes, EMTN	7.750		12/15/27		9,750	12,565,603

						27,197,292

Italy 0.3%
Agenzia Nazionale per l’Attrazione degli
Investimenti e lo Sviluppo d’Impresa,
Sr. Unsec’d. Notes	1.375		07/20/22	EUR	1,000	1,167,643
Assicurazioni Generali SpA,
Sub. Notes, EMTN	5.500	(ff)	10/27/47	EUR	2,075	2,902,427
Intesa Sanpaolo SpA,
Sr. Unsec’d. Notes, 144A	3.375		01/12/23		310	319,383
Sub. Notes, 144A	4.198		06/01/32		1,430	1,443,141
Rossini Sarl,
Sr. Sec’d. Notes, 144A	6.750		10/30/25	EUR	1,980	2,369,250
UniCredit SpA,
Sr. Unsec’d. Notes, 144A	1.982	(ff)	06/03/27		8,485	8,336,768

						16,538,612

Jamaica 0.2%
Digicel International Finance Ltd./Digicel
International Holdings Ltd.,
Gtd. Notes, 144A	8.000		12/31/26		1,100	1,073,227
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000		12/31/25		1,035	1,061,307

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Jamaica (cont’d.)
Digicel International Finance Ltd./Digicel International Holdings Ltd., (cont’d.)
Sr. Sec’d. Notes, 144A	8.750%	05/25/24		750	$780,001
Sr. Sec’d. Notes, 144A	8.750	05/25/24		7,250	7,527,066

					10,441,601

Japan 0.1%
Central Nippon Expressway Co. Ltd.,
Sr. Unsec’d. Notes, EMTN	1.873	09/26/24	AUD	3,000	2,232,391
East Japan Railway Co.,
Sr. Unsec’d. Notes, EMTN	5.250	04/22/33	GBP	1,500	2,787,195
Mizuho Bank Ltd.,
Certificate of Deposit	1.700	08/07/24	AUD	600	451,630
Mizuho Financial Group, Inc.,
Sr. Unsec’d. Notes	3.752	07/19/23	AUD	1,042	815,852
Nomura Holdings, Inc.,
Sr. Unsec’d. Notes	2.608	07/14/31		2,070	2,040,243

					8,327,311

Kazakhstan 0.2%
Kazakhstan Temir Zholy National Co. JSC,
Gtd. Notes	3.250	12/05/23	CHF	7,200	8,283,656
Gtd. Notes	3.638	06/20/22	CHF	5,550	6,187,425

					14,471,081

Luxembourg 0.3%
ARD Finance SA,
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	6,300	7,487,865
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	10,000	11,885,500

					19,373,365

Malaysia 0.0%
Petronas Energy Canada Ltd.,
Gtd. Notes, EMTN	2.112	03/23/28		939	936,605

Malta 0.1%
Freeport Terminal Malta PLC,
Gov’t. Gtd. Notes, 144A	7.250	05/15/28		3,000	3,944,604

See Notes to Financial Statements.

PGIM Global Total Return Fund	33

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Mexico 1.0%
Comision Federal de Electricidad,
Sr. Unsec’d. Notes	5.000%		09/29/36		11,850	$12,429,947
Petroleos Mexicanos,
Gtd. Notes	3.625		11/24/25	EUR	11,575	13,513,660
Gtd. Notes	6.500		01/23/29		500	520,610
Gtd. Notes	9.500		09/15/27		2,000	2,307,834
Gtd. Notes, EMTN	3.750		02/21/24	EUR	2,900	3,452,972
Gtd. Notes, EMTN	3.750		11/16/25	GBP	290	384,312
Gtd. Notes, EMTN	3.750		04/16/26	EUR	3,357	3,880,774
Gtd. Notes, EMTN	4.875		02/21/28	EUR	16,920	19,683,817
Gtd. Notes, EMTN	8.250		06/02/22	GBP	528	746,802
U.S. Gov’t. Gtd. Notes, 3 Month LIBOR + 0.430%	0.555	(c)	02/15/24		1,875	1,876,991

						58,797,719

Netherlands 0.6%
ABN AMRO Bank NV,
Sub. Notes, 144A	4.750		07/28/25		500	550,219
BNG Bank NV,
Sr. Unsec’d. Notes	5.150		03/07/25	CAD	1,000	900,999
Sr. Unsec’d. Notes, EMTN	0.500		06/07/22	ZAR	10,000	628,095
Sr. Unsec’d. Notes, EMTN	0.500		08/15/22	ZAR	30,000	1,880,552
Sr. Unsec’d. Notes, EMTN	7.000		12/09/21	AUD	2,000	1,515,027
Sr. Unsec’d. Notes, MTN	1.765	(s)	04/05/28	CAD	2,600	1,809,546
Cooperatieve Rabobank UA,
Sr. Unsec’d. Notes, EMTN	2.750		03/04/24	NZD	376	269,922
Sr. Unsec’d. Notes, GMTN	9.298	(s)	03/11/39	MXN	22,000	211,170
Sr. Unsec’d. Notes, GMTN	3.500		12/14/26	AUD	2,882	2,208,928
Sub. Notes, Series 1	1.429		12/19/24	JPY	300,000	2,681,325
ING Groep NV,
Sr. Unsec’d. Notes	4.050		04/09/29		2,525	2,852,464
Nederlandse Waterschapsbank NV,
Sr. Unsec’d. Notes, MTN	4.550		03/16/29	CAD	230	216,921
OCI NV,
Sr. Sec’d. Notes, 144A	3.625		10/15/25	EUR	9,300	11,089,325
United Group BV,
Sr. Sec’d. Notes	4.875		07/01/24	EUR	300	350,702
Sr. Sec’d. Notes, 144A	3.125		02/15/26	EUR	3,800	4,228,070

See Notes to Financial Statements.

34

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Netherlands (cont’d.)
Ziggo Bond Co. BV,
Gtd. Notes, 144A	3.375%		02/28/30	EUR	6,000	$6,831,960
Ziggo BV,
Sr. Sec’d. Notes	4.250		01/15/27	EUR	160	189,354

						38,414,579

Norway 0.2%
Equinor ASA,
Gtd. Notes	2.875		04/06/25		6,773	7,137,084
Gtd. Notes	6.800		01/15/28		2,265	2,830,865

						9,967,949

Peru 0.0%
Lima Metro Line 2 Finance Ltd.,
Sr. Sec’d. Notes	5.875		07/05/34		100	115,622
Peru Enhanced Pass-Through Finance Ltd.,
Pass-Through Certificates	2.077	(s)	06/02/25		1,185	1,129,629

						1,245,251

Philippines 0.1%
Bangko Sentral ng Pilipinas International Bond,
Sr. Unsec’d. Notes, Series A	8.600		06/15/27		3,500	4,761,681
Power Sector Assets & Liabilities Management Corp.,
Gov’t. Gtd. Notes	7.390		12/02/24		200	237,600

						4,999,281

Poland 0.1%
Bank Gospodarstwa Krajowego,
Gov’t. Gtd. Notes	1.375		06/01/25	EUR	500	604,632
Gov’t. Gtd. Notes	1.625		04/30/28	EUR	600	743,589
Gov’t. Gtd. Notes, EMTN	1.750		05/06/26	EUR	4,700	5,797,398

						7,145,619

Portugal 0.7%
Comboios de Portugal EPE,
Sr. Unsec’d. Notes	5.700		03/05/30	EUR	26,900	42,494,527

See Notes to Financial Statements.

PGIM Global Total Return Fund	35

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Qatar 0.1%
QNB Finance Ltd.,
Gtd. Notes, EMTN	3.500%	03/09/26	CNH	7,400	$1,143,321
Gtd. Notes, EMTN	4.350	01/29/22	CNH	8,310	1,301,600
Gtd. Notes, MTN	4.900	02/01/28	AUD	970	796,711

					3,241,632

Russia 0.8%
Gazprom PJSC Via Gaz Capital SA,
Sr. Unsec’d. Notes	2.250	07/19/22	CHF	2,000	2,210,856
Sr. Unsec’d. Notes	2.500	03/21/26	EUR	3,500	4,224,965
Sr. Unsec’d. Notes	2.750	11/30/21	CHF	1,200	1,312,784
Sr. Unsec’d. Notes	4.250	04/06/24	GBP	11,389	16,437,673
Gazprom PJSC via Gaz Finance PLC,
Sr. Unsec’d. Notes	2.950	04/15/25	EUR	2,000	2,448,177
Russian Railways Via RZD Capital PLC,
Sr. Unsec’d. Notes	0.898	10/03/25	CHF	9,450	10,313,720
Sr. Unsec’d. Notes	2.200	05/23/27	EUR	621	759,101
Sr. Unsec’d. Notes	7.487	03/25/31	GBP	7,621	13,841,496

					51,548,772

Singapore 0.1%
BOC Aviation USA Corp.,
Gtd. Notes, 144A, MTN(a)	1.625	04/29/24		1,670	1,676,941
Clifford Capital Pte Ltd.,
Gov’t. Gtd. Notes, EMTN	3.110	08/18/32		5,000	5,338,902
Singapore Telecommunications Ltd.,
Sr. Unsec’d. Notes, 144A	7.375	12/01/31		100	144,304

					7,160,147

South Africa 0.3%
Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, 144A, MTN(a)	6.350	08/10/28		1,350	1,455,222
Gov’t. Gtd. Notes, MTN	6.350	08/10/28		12,000	12,935,309
Sasol Financing International Ltd.,
Gtd. Notes	4.500	11/14/22		800	817,824

					15,208,355

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

South Korea 0.6%
Korea Development Bank (The),
Sr. Unsec’d. Notes, EMTN	1.830%	08/10/27		SEK	48,000	$5,853,688
Sr. Unsec’d. Notes, EMTN	6.000	01/22/25		IDR	15,000,000	1,076,355
Korea Expressway Corp.,
Sr. Unsec’d. Notes, EMTN	3.100	06/08/26			600	637,791
Sr. Unsec’d. Notes, GMTN	2.310	04/28/32		SEK	80,000	10,122,329
Sr. Unsec’d. Notes, GMTN	3.030	05/11/32		CAD	7,500	6,236,634
Korea Hydro & Nuclear Power Co. Ltd.,
Sr. Unsec’d. Notes, EMTN	3.350	03/13/28		HKD	2,000	271,745
Korean Air Lines Co. Ltd.,
Gov’t. Gtd. Notes, Series 1	0.320	02/21/22		JPY	600,000	5,265,628
KT Corp.,
Sr. Unsec’d. Notes, Series 9	0.220	07/19/22		JPY	700,000	6,141,391

						35,605,561

Spain 0.8%
Banco Santander SA,
Sr. Unsec’d. Notes	1.849	03/25/26			15,400	15,421,951
Sr. Unsec’d. Notes	2.958	03/25/31			1,800	1,836,486
Sr. Unsec’d. Notes	3.306	06/27/29			1,600	1,714,094
Sr. Unsec’d. Notes	3.800	02/23/28			2,200	2,405,214
Sub. Notes	2.749	12/03/30			600	590,559
Cellnex Finance Co. SA,
Gtd. Notes, EMTN	2.000	02/15/33		EUR	11,900	13,125,620
Codere Finance 2 Luxembourg SA,
Sr. Sec’d. Notes, 144A	10.750	09/30/23	(d)	EUR	696	874,763
Sr. Sec’d. Notes, 144A	10.750	09/30/23	(d)	EUR	224	278,105
Sr. Sec’d. Notes, 144A, Cash coupon 4.500% and PIK 7.125%	11.625	11/01/23	(d)		1,566	1,049,586
Lorca Telecom Bondco SA,
Sr. Sec’d. Notes, 144A	4.000	09/18/27		EUR	10,300	11,998,410

						49,294,788

Supranational Bank 1.1%
African Development Bank,
Sr. Unsec’d. Notes, EMTN	0.500	03/13/23		MXN	20,000	879,098
Sr. Unsec’d. Notes, EMTN	0.500	09/07/32		MXN	64,600	1,379,188
African Export-Import Bank (The),
Sr. Unsec’d. Notes	3.798	05/17/31			300	307,329

See Notes to Financial Statements.

PGIM Global Total Return Fund	37

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Supranational Bank (cont’d.)
Asian Infrastructure Investment Bank (The),
Sr. Unsec’d. Notes, EMTN	0.375%		09/09/25	THB	72,000	$2,126,205
Corp. Andina de Fomento,
Sr. Unsec’d. Notes	2.750		01/06/23		1,350	1,381,758
EUROFIMA,
Sr. Unsec’d. Notes, MTN	4.550		03/30/27	CAD	900	813,549
European Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, GMTN	7.264	(s)	08/24/31	RUB	300,000	1,947,161
Sr. Unsec’d. Notes, GMTN	6.450		12/13/22	IDR	60,560,000	4,364,393
Unsec’d. Notes, GMTN	1.250		07/10/23	PEN	4,500	1,085,827
European Investment Bank,
Sr. Unsec’d. Notes, 144A, EMTN	4.600		01/30/37	CAD	2,601	2,576,106
Sr. Unsec’d. Notes, 144A, EMTN	5.400		01/05/45	CAD	4,200	4,757,745
Sr. Unsec’d. Notes, 144A, MTN	2.047	(s)	05/28/37	CAD	20,500	10,528,382
Sr. Unsec’d. Notes, EMTN	2.106	(s)	05/28/37	CAD	9,350	4,798,379
Sr. Unsec’d. Notes, EMTN	1.000		02/25/28	PLN	3,985	906,726
Sr. Unsec’d. Notes, EMTN	1.250		05/12/25	SEK	16,500	1,962,871
Sr. Unsec’d. Notes, EMTN	1.250		11/12/29	SEK	10,000	1,186,487
Sr. Unsec’d. Notes, EMTN	1.375		05/12/28	SEK	280	33,520
Sr. Unsec’d. Notes, EMTN	1.500		11/21/26		500	496,551
Sr. Unsec’d. Notes, EMTN	4.600		01/30/37	CAD	1,150	1,138,993
Sr. Unsec’d. Notes, EMTN	6.270		08/28/24	IDR	10,000,000	724,988
Inter-American Development Bank,
Sr. Unsec’d. Notes, EMTN	7.875		03/14/23	IDR	137,000,000	10,079,843
Sr. Unsec’d. Notes, GMTN	7.500		12/05/24	MXN	600	28,814
International Bank for Reconstruction & Development,
Notes, MTN	0.887	(s)	03/01/26		1,350	1,261,059
Sr. Unsec’d. Notes, EMTN	1.928	(s)	04/23/32	AUD	8,758	5,057,764
Sr. Unsec’d. Notes, EMTN	0.500		03/07/22	AUD	1,145	861,265
Sr. Unsec’d. Notes, EMTN	0.500		03/28/22	AUD	200	150,444
Sr. Unsec’d. Notes, EMTN	0.500		07/29/22	AUD	350	263,559
Sr. Unsec’d. Notes, EMTN	6.630		07/24/28	MXN	33,700	1,491,814
International Finance Corp.,
Sr. Unsec’d. Notes, GMTN	8.215	(s)	01/27/37	MXN	78,000	1,127,549
Sr. Unsec’d. Notes, GMTN	6.000		07/25/22	MXN	20,000	965,734
Sr. Unsec’d. Notes, GMTN	7.020		04/06/28	MXN	44,300	2,038,209
Nordic Investment Bank,
Sr. Unsec’d. Notes, MTN	3.875		09/02/25	NZD	2,000	1,494,180
North American Development Bank,
Sr. Unsec’d. Notes	2.400		10/26/22		198	200,602

						68,416,092

See Notes to Financial Statements.

38

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Switzerland 0.7%
Credit Suisse Group AG,
Sr. Unsec’d. Notes, 144A	1.305	%(ff)	02/02/27		6,440	$6,242,060
Sr. Unsec’d. Notes, 144A	2.593	(ff)	09/11/25		1,390	1,428,806
Sr. Unsec’d. Notes, 144A	3.091	(ff)	05/14/32		4,630	4,711,711
Sr. Unsec’d. Notes, 144A	4.207	(ff)	06/12/24		2,850	2,991,759
Sr. Unsec’d. Notes, 144A	4.282		01/09/28		2,975	3,261,646
Sr. Unsec’d. Notes, EMTN	1.000		04/14/23	CHF	1,000	1,108,221
Sr. Unsec’d. Notes, EMTN	3.500	(ff)	03/08/24	AUD	750	579,860
UBS AG,
Sr. Unsec’d. Notes	1.200		07/30/25	AUD	1,855	1,356,477
UBS Group AG,
Sr. Unsec’d. Notes, 144A	1.494	(ff)	08/10/27		13,125	12,846,752
Sr. Unsec’d. Notes, 144A	4.125		09/24/25		2,500	2,733,119
Sr. Unsec’d. Notes, 144A, MTN	2.095	(ff)	02/11/32		5,530	5,349,266

						42,609,677

Tunisia 0.0%
Banque Centrale de Tunisie International Bond,
Sr. Unsec’d. Notes	4.200		03/17/31	JPY	100,000	544,038

Ukraine 0.0%
NAK Naftogaz Ukraine via Kondor Finance PLC,
Sr. Unsec’d. Notes	7.125		07/19/24	EUR	1,100	1,272,640

United Arab Emirates 0.9%
Abu Dhabi National Energy Co. PJSC,
Sr. Unsec’d. Notes, GMTN	2.750		05/02/24	EUR	13,800	16,935,547
ADCB Finance Cayman Ltd.,
Gtd. Notes, MTN	3.750		10/25/22	AUD	1,130	872,295
Gtd. Notes, MTN	4.500		10/25/27	AUD	2,370	1,930,790
DP World PLC,
Sr. Unsec’d. Notes	2.375		09/25/26	EUR	1,987	2,446,988
Sr. Unsec’d. Notes	4.250		09/25/30	GBP	6,555	9,995,138
Sr. Unsec’d. Notes, 144A	4.250		09/25/30	GBP	1,840	2,805,653
Emirates NBD Bank PJSC,
Sr. Unsec’d. Notes	3.050		02/26/30	AUD	600	439,182
Sr. Unsec’d. Notes, MTN	4.750		02/09/28	AUD	7,730	6,330,673
Sr. Unsec’d. Notes, MTN	4.850		10/12/27	AUD	4,090	3,374,589
Emirates Telecommunications Group Co. PJSC,
Sr. Unsec’d. Notes, GMTN	2.750		06/18/26	EUR	4,000	5,197,337

See Notes to Financial Statements.

PGIM Global Total Return Fund	39

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Arab Emirates (cont’d.)
First Abu Dhabi Bank PJSC,
Sr. Unsec’d. Notes, EMTN	0.875%		12/09/25	GBP	1,983	$2,650,388
Sr. Unsec’d. Notes, EMTN	3.500		07/02/25	CNH	2,170	339,775

						53,318,355

United Kingdom 3.1%
Barclays PLC,
Sr. Unsec’d. Notes	4.375		01/12/26		800	881,007
Sr. Unsec’d. Notes, EMTN	1.125		07/12/23	CHF	1,200	1,339,271
Sr. Unsec’d. Notes, MTN	3.250		06/26/24	AUD	1,750	1,360,709
Sr. Unsec’d. Notes, MTN	4.000		06/26/29	AUD	2,000	1,555,397
Sr. Unsec’d. Notes, MTN	4.327		06/15/23	AUD	1,750	1,377,810
Sr. Unsec’d. Notes, MTN	4.972	(ff)	05/16/29		5,520	6,370,955
Sr. Unsec’d. Notes, MTN	5.244		06/15/28	AUD	1,000	838,503
Sr. Unsec’d. Notes, Series 1	1.232	(ff)	09/25/24	JPY	100,000	891,075
Sub. Notes	4.836		05/09/28		3,780	4,211,190
Bellis Acquisition Co. PLC,
Sr. Sec’d. Notes, 144A	3.250		02/16/26	GBP	21,100	27,658,195
Bellis Finco PLC,
Sr. Unsec’d. Notes, 144A	4.000		02/16/27	GBP	6,700	8,645,621
BP Capital Markets PLC,
Gtd. Notes	4.375	(ff)	06/22/25(oo)		14,500	15,390,840
Co-operative Group Holdings 2011 Ltd.,
Gtd. Notes	7.500		07/08/26	GBP	7,495	12,016,207
Co-operative Group Ltd.,
Sr. Unsec’d. Notes	5.125		05/17/24	GBP	3,400	4,882,291
CPUK Finance Ltd.,
Sec’d. Notes, 144A	4.875		02/28/47	GBP	110	150,896
eG Global Finance PLC,
Sr. Sec’d. Notes	6.250		10/30/25	EUR	6,400	7,507,658
Sr. Sec’d. Notes, 144A	4.375		02/07/25	EUR	5,500	6,273,203
Sr. Sec’d. Notes, 144A	6.250		10/30/25	EUR	3,200	3,753,829
Experian Finance PLC,
Gtd. Notes, 144A	2.750		03/08/30		3,625	3,711,795
HSBC Bank PLC,
Sr. Unsec’d. Notes, 144A, EMTN	3.120		04/04/26	CNH	36,800	5,677,663
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.000% (Cap N/A, Floor 0.000%)	0.132	(c)	09/28/24		11,320	11,044,717
HSBC Holdings PLC,
Sr. Unsec’d. Notes	1.645	(ff)	04/18/26		1,255	1,251,353
Sr. Unsec’d. Notes	2.206	(ff)	08/17/29		4,300	4,214,920

See Notes to Financial Statements.

40

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Kingdom (cont’d.)
HSBC Holdings PLC, (cont’d.)
Sr. Unsec’d. Notes	3.973	%(ff)	05/22/30		2,400	$2,623,967
Sr. Unsec’d. Notes, EMTN	3.350	(ff)	02/16/24	AUD	1,870	1,446,060
Sr. Unsec’d. Notes, Series 2	0.842		09/26/23	JPY	700,000	6,196,605
Sr. Unsec’d. Notes, Series 4	0.575	(ff)	09/13/24	JPY	100,000	881,084
Ladbrokes Group Finance PLC,
Sr. Sec’d. Notes	5.125		09/08/23	GBP	1,210	1,723,351
Lloyds Bank PLC,
Sr. Unsec’d. Notes, EMTN	7.500	(cc)	04/02/32		1,200	918,983
Lloyds Banking Group PLC,
Sr. Unsec’d. Notes	3.870	(ff)	07/09/25		5,695	6,089,516
Sr. Unsec’d. Notes, MTN	4.250		11/22/27	AUD	160	130,010
Sub. Notes	4.582		12/10/25		2,250	2,484,874
NatWest Group PLC,
Sr. Unsec’d. Notes	3.875		09/12/23		1,000	1,053,962
Sr. Unsec’d. Notes	4.269	(ff)	03/22/25		5,860	6,271,773
Sr. Unsec’d. Notes	4.892	(ff)	05/18/29		800	922,850
Sr. Unsec’d. Notes	5.076	(ff)	01/27/30		1,700	1,990,601
Sr. Unsec’d. Notes, EMTN	2.000	(ff)	03/08/23	EUR	700	815,752
Sr. Unsec’d. Notes, EMTN	2.500		03/22/23	EUR	1,500	1,796,553
Pinewood Finance Co. Ltd.,
Sr. Sec’d. Notes, 144A	3.250		09/30/25	GBP	1,700	2,331,641
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes	3.571		01/10/23		3,065	3,082,367
Tesco Corporate Treasury Services PLC,
Gtd. Notes, EMTN	2.500		07/01/24	EUR	750	922,912
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes	5.000		04/15/27	GBP	2,800	3,956,478
Sr. Sec’d. Notes, 144A	5.000		04/15/27	GBP	5,900	8,336,865
William Hill Ltd.,
Gtd. Notes, MTN(a)	4.750		05/01/26	GBP	3,315	4,856,232

						189,837,541

United States 21.1%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.200		11/21/29		6,090	6,513,788
Sr. Unsec’d. Notes	4.050		11/21/39		2,975	3,410,891
Sr. Unsec’d. Notes	4.250		11/21/49		2,870	3,457,603
Adient Global Holdings Ltd.,
Gtd. Notes, 144A	3.500		08/15/24	EUR	1,234	1,444,335

See Notes to Financial Statements.

PGIM Global Total Return Fund	41

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Aflac, Inc.,
Sr. Unsec’d. Notes	0.500%		12/17/29		JPY	100,000	$864,968
Sr. Unsec’d. Notes	0.830		03/12/35		JPY	100,000	862,466
Sr. Unsec’d. Notes	0.932		01/25/27		JPY	80,000	715,853
Sr. Unsec’d. Notes	1.159		10/18/30		JPY	600,000	5,466,758
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s
LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500		02/15/23			5,000	5,089,552
Altria Group, Inc.,
Gtd. Notes	3.125		06/15/31		EUR	2,900	3,753,900
Gtd. Notes	3.400		02/04/41			3,135	2,926,413
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK
12.000% or Cash coupon 5.000% and PIK 6.000%	12.000		06/15/26			903	897,674
American International Group, Inc.,
Sr. Unsec’d. Notes	1.875		06/21/27		EUR	2,100	2,583,352
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500		05/20/25			3,800	4,124,885
Sr. Unsec’d. Notes	5.625		05/20/24			3,050	3,298,113
Antero Resources Corp.,
Gtd. Notes, 144A	8.375		07/15/26			1,170	1,316,739
Anthem, Inc.,
Sr. Unsec’d. Notes	2.875		09/15/29			5,715	5,996,881
Sr. Unsec’d. Notes	4.101		03/01/28			1,005	1,129,481
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000		11/01/26			575	593,650
Gtd. Notes, 144A	9.000		11/01/27			629	860,148
Sr. Unsec’d. Notes, 144A	8.250		12/31/28			1,825	1,988,445
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	6.625		01/15/28			6,582	6,990,892
AT&T, Inc.,
Sr. Unsec’d. Notes	2.550		12/01/33			97	94,073
Sr. Unsec’d. Notes	3.500		09/15/53			1,511	1,533,073
Sr. Unsec’d. Notes	3.650		09/15/59			5,787	5,881,972
Sr. Unsec’d. Notes	4.100		01/19/26		AUD	2,280	1,837,162
Sr. Unsec’d. Notes	4.850		05/25/47		CAD	150	131,124
Sr. Unsec’d. Notes	5.100		11/25/48		CAD	4,575	4,152,044
Sr. Unsec’d. Notes, EMTN	7.000		04/30/40		GBP	1,550	3,468,024
Bank of America Corp.,
Jr. Sub. Notes, Series MM	4.300	(ff)	01/28/25	(oo)		24,396	24,801,373

See Notes to Financial Statements.

42

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Bank of America Corp., (cont’d.)
Sr. Unsec’d. Notes	2.572	%(ff)	10/20/32		8,150	$8,167,876
Sr. Unsec’d. Notes	2.687	(ff)	04/22/32		18,820	19,072,894
Sr. Unsec’d. Notes	3.419	(ff)	12/20/28		4,519	4,833,569
Sr. Unsec’d. Notes, EMTN	(5.214	)(s)	03/31/22	EUR	1,143	1,577,862
Sr. Unsec’d. Notes, EMTN	5.145	(cc)	06/27/22	EUR	500	596,617
Sr. Unsec’d. Notes, MTN(v)	2.087	(ff)	06/14/29		25,850	25,549,534
Sr. Unsec’d. Notes, MTN	2.496	(ff)	02/13/31		2,755	2,764,058
Sr. Unsec’d. Notes, MTN	2.884	(ff)	10/22/30		4,865	5,031,678
Sr. Unsec’d. Notes, MTN	3.194	(ff)	07/23/30		5,140	5,442,383
Sub. Notes	6.800		03/15/28		377	476,298
Sub. Notes, EMTN	8.125		06/02/28	GBP	500	928,882
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500		01/31/27		1,550	1,649,397
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000		01/30/28		2,590	2,398,107
Gtd. Notes, 144A	5.250		01/30/30		5,175	4,676,194
Gtd. Notes, 144A(a)	5.250		02/15/31		2,500	2,250,875
Gtd. Notes, 144A	6.125		04/15/25		1,224	1,247,542
Gtd. Notes, 144A	6.250		02/15/29		400	387,497
Beazer Homes USA, Inc.,
Gtd. Notes	5.875		10/15/27		1,300	1,358,298
Gtd. Notes	6.750		03/15/25		2,075	2,142,447
Gtd. Notes	7.250		10/15/29		1,675	1,830,213
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes	0.440		09/13/29	JPY	1,640,000	14,346,724
Sr. Unsec’d. Notes	0.787		09/13/34	JPY	100,000	882,367
Sr. Unsec’d. Notes	0.965		09/13/39	JPY	300,000	2,643,393
Boeing Co. (The),
Sr. Unsec’d. Notes	5.805		05/01/50		4,030	5,524,044
Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A	7.125		10/02/25		4,800	5,092,445
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes(h)	3.400		07/26/29		3,790	4,167,126
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	2.500		08/16/31		1,880	1,838,100
Sr. Unsec’d. Notes	3.650		06/15/24		2,000	2,120,673
Sr. Unsec’d. Notes	4.125		05/15/29		2,865	3,199,329
Broadcom, Inc.,
Gtd. Notes, 144A	3.500		02/15/41		3,765	3,755,557
Sr. Unsec’d. Notes, 144A	3.137		11/15/35		2,626	2,586,439
Sr. Unsec’d. Notes, 144A	3.419		04/15/33		6,765	6,984,097

See Notes to Financial Statements.

PGIM Global Total Return Fund	43

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250%		07/01/25		2,660	$2,799,951
Sr. Unsec’d. Notes, 144A	4.625		10/15/29		575	578,432
Caledonia Generating LLC,
Sr. Sec’d. Notes, 144A	1.950		02/28/34		2,722	2,665,872
Calpine Corp.,
Sr. Unsec’d. Notes, 144A	4.625		02/01/29		2,770	2,693,265
Sr. Unsec’d. Notes, 144A	5.000		02/01/31		2,180	2,135,828
Sr. Unsec’d. Notes, 144A	5.125		03/15/28		5,000	4,987,533
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A	1.150		04/21/23	JPY	200,000	1,770,063
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250		02/01/31		9,500	9,453,458
Sr. Unsec’d. Notes, 144A	4.500		06/01/33		2,675	2,668,887
Sr. Unsec’d. Notes, 144A	5.375		06/01/29		675	725,465
Sr. Unsec’d. Notes, 144A	5.500		05/01/26		500	516,368
Central Garden & Pet Co.,
Gtd. Notes, 144A	4.125		04/30/31		2,275	2,288,835
CF Industries, Inc.,
Gtd. Notes	3.450		06/01/23		400	414,821
Gtd. Notes	4.950		06/01/43		1,230	1,500,416
Gtd. Notes	5.375		03/15/44		3,560	4,562,121
Gtd. Notes, 144A	4.500		12/01/26		6,451	7,278,216
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	2.800		04/01/31		3,625	3,607,228
Sr. Sec’d. Notes	3.900		06/01/52		3,365	3,400,282
Sr. Sec’d. Notes	4.800		03/01/50		5,250	5,956,008
Sr. Sec’d. Notes	6.384		10/23/35		2,357	3,062,054
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500		02/01/26		650	680,307
Gtd. Notes, 144A	5.875		02/01/29		600	638,881
Cigna Corp.,
Sr. Unsec’d. Notes	2.400		03/15/30		2,665	2,690,955
CitiFinancial Credit Co.,
Sr. Unsec’d. Notes	7.875		02/01/25		662	792,022
Citigroup Global Markets Holdings, Inc.,
Gtd. Notes, GMTN	3.500	(cc)	06/12/24		8,398	8,992,862
Gtd. Notes, GMTN	3.790		09/28/28	HKD	6,000	841,502
Citigroup, Inc.,
Jr. Sub. Notes	3.875	(ff)	02/18/26(oo)		19,245	19,473,022
Sr. Unsec’d. Notes	1.122	(ff)	01/28/27		15,750	15,365,022

See Notes to Financial Statements.

44

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Citigroup, Inc., (cont’d.)
Sr. Unsec’d. Notes	2.520	%(ff)	11/03/32		1,660	$1,653,878
Sr. Unsec’d. Notes	2.561	(ff)	05/01/32		6,600	6,618,085
Sr. Unsec’d. Notes	2.800		06/25/27	JPY	770,000	7,397,043
Sr. Unsec’d. Notes(v)	3.106	(ff)	04/08/26		12,950	13,638,618
Sr. Unsec’d. Notes, EMTN	6.500		08/16/30	GBP	7	12,803
Sr. Unsec’d. Notes, GMTN	0.620		09/21/27	JPY	100,000	867,215
Sr. Unsec’d. Notes, GMTN	2.210		08/23/22	HKD	27,000	3,503,050
Sr. Unsec’d. Notes, GMTN	2.600		12/07/22	HKD	5,000	656,631
Sr. Unsec’d. Notes, Series 18BR	2.360		09/16/25	JPY	300,000	2,810,537
Sub. Notes	4.400		06/10/25		3,000	3,282,082
Comcast Corp.,
Gtd. Notes	3.150		02/15/28		2,000	2,153,811
Corning, Inc.,
Sr. Unsec’d. Notes	0.698		08/09/24	JPY	100,000	863,117
CVS Health Corp.,
Sr. Unsec’d. Notes	4.300		03/25/28		477	540,560
Dana, Inc.,
Sr. Unsec’d. Notes	5.375		11/15/27		2,625	2,752,188
Danaher Corp.,
Sr. Unsec’d. Notes	2.100		09/30/26	EUR	600	751,596
DH Europe Finance II Sarl,
Gtd. Notes	0.450		03/18/28	EUR	2,200	2,529,799
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625		08/15/27		3,740	1,118,557
Diamondback Energy, Inc.,
Gtd. Notes	3.125		03/24/31		2,965	3,058,601
Gtd. Notes	3.500		12/01/29		3,250	3,466,915
Gtd. Notes(a)	4.400		03/24/51		955	1,106,325
Discovery Communications LLC,
Gtd. Notes	3.450		03/15/25		2,500	2,648,745
Gtd. Notes	5.300		05/15/49		2,480	3,152,790
DISH DBS Corp.,
Gtd. Notes(a)	7.750		07/01/26		3,000	3,339,224
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	3.625		05/15/26		720	780,341
Sr. Unsec’d. Notes	9.400		05/15/39		88	158,611
Eastman Chemical Co.,
Sr. Unsec’d. Notes	4.500		12/01/28		600	687,803
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125	(ff)	05/15/30(oo)		7,800	8,152,881

See Notes to Financial Statements.

PGIM Global Total Return Fund	45

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Energy Transfer LP, (cont’d.)
Jr. Sub. Notes, Series H	6.500	%(ff)	11/15/26	(oo)		5,045	$5,234,707
Sr. Unsec’d. Notes	5.400		10/01/47			2,200	2,651,210
Enterprise Products Operating LLC,
Gtd. Notes	3.125		07/31/29			1,580	1,683,349
Gtd. Notes	3.700		01/31/51			210	222,647
Gtd. Notes	3.950		01/31/60			220	240,986
ERAC USA Finance LLC,
Gtd. Notes, 144A	7.000		10/15/37			190	283,024
Fidelity National Information Services, Inc.,
Gtd. Notes	1.100		07/15/24		EUR	2,300	2,727,153
Sr. Unsec’d. Notes	1.500		05/21/27		EUR	7,600	9,210,743
Ford Motor Co.,
Sr. Unsec’d. Notes	4.750		01/15/43			5,000	5,463,295
Sr. Unsec’d. Notes	5.291		12/08/46			3,000	3,445,253
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.900		02/16/28			1,000	991,648
Sr. Unsec’d. Notes	4.134		08/04/25			200	211,270
Sr. Unsec’d. Notes	4.687		06/09/25			2,015	2,154,753
Sr. Unsec’d. Notes, EMTN	3.683		12/03/24		AUD	500	380,750
Sr. Unsec’d. Notes, EMTN	4.125		06/20/24		SGD	2,000	1,513,461
General Motors Co.,
Sr. Unsec’d. Notes	5.000		04/01/35			2,200	2,607,505
Sr. Unsec’d. Notes	5.400		04/01/48			4,600	5,871,397
General Motors Financial Co., Inc.,
Gtd. Notes	3.850		01/05/28			2,900	3,145,587
Gtd. Notes	3.950		04/13/24			250	265,353
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625		04/15/26			1,000	1,050,482
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U	3.650	(ff)	08/10/26	(oo)		11,370	11,310,889
Sr. Unsec’d. Notes	1.542	(ff)	09/10/27			19,340	19,012,304
Sr. Unsec’d. Notes	1.992	(ff)	01/27/32			2,450	2,340,814
Sr. Unsec’d. Notes	2.615	(ff)	04/22/32			9,660	9,687,386
Sr. Unsec’d. Notes	3.500		01/23/25			1,500	1,593,965
Sr. Unsec’d. Notes	4.500		05/16/28		AUD	210	171,861
Sr. Unsec’d. Notes, EMTN	1.428	(s)	12/15/23		EUR	200	229,068
Sr. Unsec’d. Notes, EMTN	0.000	(cc)	08/12/25		EUR	3,216	3,680,644
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP
11:00 Fft 10Y Index + 0.000% (Cap 7.000%, Floor N/A)	0.127	(c)	06/30/25		EUR	2,227	2,516,488
Sr. Unsec’d. Notes, EMTN	1.000		08/06/24		JPY	100,000	880,403

See Notes to Financial Statements.

46

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Goldman Sachs Group, Inc. (The), (cont’d.)
Sr. Unsec’d. Notes, EMTN	1.000%		08/16/32	JPY	200,000	$1,724,662
Sr. Unsec’d. Notes, EMTN	1.300		03/22/30	JPY	10,000	89,045
Sr. Unsec’d. Notes, EMTN	2.200		11/26/22		1,500	1,529,507
Sr. Unsec’d. Notes, EMTN	3.500	(cc)	05/31/24		9,338	9,957,246
Sr. Unsec’d. Notes, EMTN	4.000	(ff)	11/30/24		40	39,095
Sr. Unsec’d. Notes, EMTN	5.220	(ff)	08/24/30	EUR	5,000	7,908,127
Sr. Unsec’d. Notes, MTN	2.383	(ff)	07/21/32		1,770	1,739,967
Goldman Sachs International,
Gtd. Notes, EMTN	1.750		05/29/24	EUR	3,685	4,395,765
Greystone Commercial Capital Trust,
Sr. Unsec’d. Notes, Series 1A-1, 144A, 1 Month LIBOR + 2.830% (Cap N/A,, Floor 3.030%)^	3.030	(c)	02/01/24		6,000	6,000,000
Sr. Unsec’d. Notes, Series A, 144A, 1 Month LIBOR + 2.270%	2.356	(c)	05/31/25		19,100	19,157,409
HCA, Inc.,
Gtd. Notes	5.625		09/01/28		1,200	1,411,247
Gtd. Notes	7.500		11/06/33		2,000	2,867,778
Gtd. Notes, MTN	7.750		07/15/36		2,000	2,798,894
Sr. Sec’d. Notes	5.250		04/15/25		3,000	3,362,844
Sr. Sec’d. Notes	5.250		06/15/49		1,500	1,938,301
Honeywell International, Inc.,
Sr. Unsec’d. Notes	0.000		03/10/24	EUR	6,700	7,763,212
Sr. Unsec’d. Notes	0.750		03/10/32	EUR	3,000	3,454,379
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes	3.875		04/01/24		5,000	5,268,518
Housing & Urban Development Corp. Ltd. AID Bond,
U.S. Gov’t. Gtd. Notes, 6 Month LIBOR + 0.035%	0.184	(c)	09/15/30		800	793,382
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250		04/15/29		5,750	5,663,932
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	4.125		04/15/26		5,450	5,630,747
International Paper Co.,
Sr. Unsec’d. Notes	7.300		11/15/39		75	115,589
IQVIA, Inc.,
Gtd. Notes, 144A	2.250		01/15/28	EUR	1,800	2,075,446
Jabil, Inc.,
Sr. Unsec’d. Notes	4.700		09/15/22		655	677,806
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.750		02/15/28		2,741	2,958,172

See Notes to Financial Statements.

PGIM Global Total Return Fund	47

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date		Principal Amount (000)#			Value

CORPORATE BONDS (Continued)

United States (cont’d.)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.500%		04/15/29				1,150	$1,276,955
Sr. Unsec’d. Notes, 144A	5.500		01/15/30				2,600	2,847,000
Jefferies Group LLC,
Sr. Unsec’d. Notes	2.750		10/15/32				9,275	9,191,857
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes(a)	2.625		10/15/31				9,950	9,765,502
John Sevier Combined Cycle Generation LLC,
Sec’d. Notes	4.626		01/15/42				3,940	4,672,461
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH	4.600	(ff)	02/01/25	(oo)			23,506	24,012,804
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	3.599	(c)	01/30/22	(oo)			219	219,786
Jr. Sub. Notes, Series V, 3 Month LIBOR + 3.320%	3.451	(c)	01/01/22	(oo)			1,000	1,002,759
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%	3.932	(c)	02/01/22	(oo)			1,410	1,418,732
Sr. Unsec’d. Notes	1.953	(ff)	02/04/32				13,490	12,918,439
Sr. Unsec’d. Notes(v)	2.525	(ff)	11/19/41				6,200	5,894,287
Sr. Unsec’d. Notes	2.580	(ff)	04/22/32				7,590	7,644,530
Sr. Unsec’d. Notes(v)	3.509	(ff)	01/23/29				3,200	3,455,089
Sr. Unsec’d. Notes	3.702	(ff)	05/06/30				1,590	1,738,148
JPMorgan Chase Bank, NA,
Sr. Unsec’d. Notes	4.762	(s)	03/17/48		ITL	(jj)	15,390	4,658,917
KB Home,
Gtd. Notes	6.875		06/15/27				1,650	1,947,627
Gtd. Notes	7.500		09/15/22				1,000	1,054,404
Kimco Realty Corp.,
Sr. Unsec’d. Notes(a)	2.250		12/01/31				4,160	4,049,099
Kinder Morgan Energy Partners LP,
Gtd. Notes	4.150		02/01/24				2,000	2,125,280
Kraft Heinz Foods Co.,
Gtd. Notes	3.000		06/01/26				1,850	1,929,799
Gtd. Notes	4.875		10/01/49				15	18,607
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400		03/01/27				4,042	4,211,468
Liberty Mutual Group, Inc.,
Gtd. Notes	2.750		05/04/26		EUR		1,000	1,269,135
Gtd. Notes, 144A	3.951		10/15/50				90	101,901
LifePoint Health, Inc.,
Gtd. Notes, 144A	5.375		01/15/29				3,000	2,941,776

See Notes to Financial Statements.

48

Description	Interest Rate		Maturity Date		Principal Amount (000)#			Value

CORPORATE BONDS (Continued)

United States (cont’d.)
LYB International Finance III LLC,
Gtd. Notes	4.200%		10/15/49				960	$1,120,138
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	6.500		03/01/41				9,050	12,577,833
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series EE	5.750		05/01/25				875	991,876
Sr. Unsec’d. Notes, Series HH	2.850		04/15/31				9,115	9,172,450
Mars, Inc.,
Gtd. Notes, 144A	3.600		04/01/34				420	469,295
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes	1.979		03/21/30		EUR		4,700	5,950,836
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN	3.450		09/08/26		AUD		1,220	963,540
Sr. Unsec’d. Notes, MTN	3.800		03/08/29		AUD		5,090	4,076,273
Medtronic Global Holdings SCA,
Gtd. Notes	0.750		10/15/32		EUR		6,200	7,100,632
Gtd. Notes	1.500		07/02/39		EUR		500	604,792
Gtd. Notes	1.625		03/07/31		EUR		2,500	3,124,540
Gtd. Notes	1.750		07/02/49		EUR		2,100	2,599,950
Gtd. Notes	2.250		03/07/39		EUR		1,910	2,570,029
MetLife, Inc.,
Sr. Unsec’d. Notes	0.769		05/23/29		JPY		600,000	5,291,467
Metropolitan Life Global Funding I,
Sec’d. Notes, MTN	4.000		07/13/27		AUD		300	241,926
Morgan Guaranty Trust Co.,
Sr. Unsec’d. Notes	1.146	(s)	01/21/27		ITL	(jj)	1,175	1,273,762
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%	3.734	(c)	01/15/22	(oo)			1,415	1,421,587
Sr. Unsec’d. Notes	0.406	(ff)	10/29/27		EUR		16,200	18,564,976
Sr. Unsec’d. Notes	1.102	(ff)	04/29/33		EUR		11,000	12,676,836
Sr. Unsec’d. Notes	1.593	(ff)	05/04/27				9,615	9,524,367
Sr. Unsec’d. Notes, EMTN	5.632	(s)	10/05/26		IDR		2,000,000	106,433
Sr. Unsec’d. Notes, EMTN	7.118	(s)	06/28/27		MXN		27,000	792,396
Sr. Unsec’d. Notes, EMTN	7.950	(s)	11/07/31		MXN		56,000	1,135,550
Sr. Unsec’d. Notes, EMTN	7.926	(s)	04/05/32		MXN		71,000	1,389,468
Sr. Unsec’d. Notes, EMTN	0.500	(cc)	06/26/43		MXN		16,700	140,314
Sr. Unsec’d. Notes, EMTN	0.500	(cc)	09/25/43		MXN		33,900	294,551
Sr. Unsec’d. Notes, EMTN	3.240		12/14/22		EUR		2,200	2,628,908
Sr. Unsec’d. Notes, EMTN	7.500		12/15/27		MXN		33,300	1,505,856
Sr. Unsec’d. Notes, EMTN	7.500	(cc)	04/02/32				14,500	11,644,431
Sr. Unsec’d. Notes, GMTN	1.875		03/06/30		EUR		900	1,095,522

See Notes to Financial Statements.

PGIM Global Total Return Fund	49

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Morgan Stanley, (cont’d.)
Sr. Unsec’d. Notes, MTN	2.511	%(ff)	10/20/32		4,320	$4,311,517
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	3.875		04/01/29		2,200	2,189,428
Sr. Unsec’d. Notes, 144A	5.250		10/01/29		550	559,013
MPLX LP,
Sr. Unsec’d. Notes	4.000		03/15/28		515	566,511
Sr. Unsec’d. Notes	4.125		03/01/27		2,000	2,205,178
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.325		03/24/25	EUR	1,700	2,118,056
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500		08/15/28		2,490	2,550,790
Gtd. Notes, 144A	6.000		01/15/27		735	769,330
Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.700		04/01/26		1,300	1,424,031
Newmont Corp.,
Gtd. Notes	2.250		10/01/30		1,995	1,964,334
Norfolk Southern Corp.,
Sr. Unsec’d. Notes	3.942		11/01/47		232	272,553
Sr. Unsec’d. Notes	4.050		08/15/52		165	199,110
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A	3.750		06/15/24		5,600	5,915,139
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	6.450		09/15/36		35	44,603
ONEOK Partners LP,
Gtd. Notes	4.900		03/15/25		2,000	2,202,833
ONEOK, Inc.,
Gtd. Notes(a)	3.100		03/15/30		7,350	7,582,802
Gtd. Notes	4.450		09/01/49		2,000	2,257,003
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A	4.125		04/30/28		1,575	1,596,328
Sr. Unsec’d. Notes, 144A	5.125		04/30/31		2,100	2,165,950
Ovintiv Exploration, Inc.,
Gtd. Notes	5.625		07/01/24		7,200	7,923,053
Phillips 66 Partners LP,
Sr. Unsec’d. Notes(a)	3.605		02/15/25		2,000	2,124,210
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	4.250		04/15/31		4,550	4,801,428
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.550		12/15/29		2,055	2,144,070
Sr. Unsec’d. Notes	4.900		02/15/45		2,350	2,614,532

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Prologis Yen Finance LLC,
Gtd. Notes	0.885%	06/27/36	JPY	200,000	$1,698,191
Gtd. Notes	0.972	09/25/28	JPY	700,000	6,275,289
Gtd. Notes	1.003	06/24/32	JPY	1,500,000	13,272,930
Gtd. Notes	1.222	06/22/35	JPY	200,000	1,788,058
Range Resources Corp.,
Gtd. Notes	9.250	02/01/26		4,805	5,202,858
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN	4.625	06/01/25		9,000	9,955,364
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25		4,525	4,623,124
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	3.900	05/17/28		1,955	2,144,411
Scientific Games International, Inc.,
Sr. Sec’d. Notes, 144A	5.000	10/15/25		5,833	6,009,502
Service Properties Trust,
Sr. Unsec’d. Notes	4.350	10/01/24		3,600	3,627,836
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	3.200	09/23/26		2,470	2,627,694
Silgan Holdings, Inc.,
Gtd. Notes	2.250	06/01/28	EUR	7,711	8,926,331
Simon Property Group LP,
Sr. Unsec’d. Notes	2.250	01/15/32		10,340	10,042,959
Southaven Combined Cycle Generation LLC,
Sec’d. Notes	3.846	08/15/33		8	9,203
Spectrum Brands, Inc.,
Gtd. Notes, 144A	4.000	10/01/26	EUR	675	794,032
Sprint Capital Corp.,
Gtd. Notes	8.750	03/15/32		1,985	2,962,941
Sprint Corp.,
Gtd. Notes	7.125	06/15/24		2,000	2,259,593
Gtd. Notes	7.625	02/15/25		300	348,987
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	07/15/30		3,175	3,186,190
Stellantis Finance US, Inc.,
Gtd. Notes, 144A	2.691	09/15/31		3,645	3,588,572
Stryker Corp.,
Sr. Unsec’d. Notes	2.625	11/30/30	EUR	2,300	3,073,944
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28		2,625	2,633,882
Gtd. Notes, 144A	6.000	12/31/30		1,700	1,700,913

See Notes to Financial Statements.

PGIM Global Total Return Fund	51

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., (cont’d.)
Gtd. Notes, 144A	7.500%		10/01/25		1,075	$1,162,481
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750		01/15/28		2,723	2,996,555
Gtd. Notes, 144A	6.625		07/15/27		2,330	2,458,270
Sr. Unsec’d. Notes, 144A	5.125		08/01/30		375	399,330
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125		10/01/28		3,225	3,386,904
Sec’d. Notes, 144A	6.250		02/01/27		800	830,885
Sr. Sec’d. Notes, 144A	5.125		11/01/27		2,905	3,037,318
Sr. Unsec’d. Notes	6.750		06/15/23		1,025	1,101,416
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%	4.632	(c)	09/30/24		15,020	15,069,284
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	0.500		03/01/28	EUR	4,500	5,194,878
Sr. Unsec’d. Notes	2.875		07/24/37	EUR	450	635,756
Time Warner Entertainment Co. LP,
Sr. Sec’d. Notes	8.375		07/15/33		2,065	3,033,410
T-Mobile USA, Inc.,
Sr. Sec’d. Notes	4.375		04/15/40		2,500	2,851,698
Sr. Sec’d. Notes	4.500		04/15/50		3,110	3,675,748
Tote Shipholdings LLC,
U.S. Gov’t. Gtd. Notes	3.400		10/16/40		99	103,403
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, EMTN	3.200	(cc)	10/24/25		3,158	3,403,528
U.S. Bancorp,
Jr. Sub. Notes	3.700	(ff)	01/15/27(oo)		18,150	18,076,306
United Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	6.636		01/02/24		42	42,733
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375		04/15/26		3,750	3,882,842
Sr. Sec’d. Notes, 144A	4.625		04/15/29		950	979,676
United Rentals North America, Inc.,
Gtd. Notes	3.750		01/15/32		250	249,505
Gtd. Notes	3.875		02/15/31		590	594,086
Gtd. Notes	4.875		01/15/28		3,115	3,289,448
Gtd. Notes	5.250		01/15/30		2,340	2,534,349
Gtd. Notes	5.500		05/15/27		500	523,979
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875		02/15/25		7,000	7,369,399

See Notes to Financial Statements.

52

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	6.625%		06/01/27		3,335	$3,609,304
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750		02/01/29		4,750	4,738,472
Ventas Realty LP,
Gtd. Notes	2.500		09/01/31		11,185	11,025,734
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875		08/15/29		495	504,179
Sr. Sec’d. Notes, 144A	4.125		08/15/31		495	512,739
VEREIT Operating Partnership LP,
Gtd. Notes	2.200		06/15/28		480	481,523
Gtd. Notes	2.850		12/15/32		8,375	8,673,854
Gtd. Notes	3.100		12/15/29		10,635	11,301,552
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	1.250		04/08/30	EUR	3,800	4,563,653
Sr. Unsec’d. Notes	2.500		04/08/31	GBP	1,400	1,992,287
Sr. Unsec’d. Notes	2.550		03/21/31		5,370	5,415,104
Sr. Unsec’d. Notes, MTN	2.650		05/06/30	AUD	1,600	1,147,705
Sr. Unsec’d. Notes, MTN	3.000		03/23/31	AUD	1,000	731,796
Sr. Unsec’d. Notes, MTN	4.050		02/17/25	AUD	4,950	3,961,913
Sr. Unsec’d. Notes, MTN	4.500		08/17/27	AUD	730	603,288
Sr. Unsec’d. Notes, Series MPLE	4.050		03/22/51	CAD	3,200	2,625,791
ViacomCBS, Inc.,
Sr. Unsec’d. Notes	5.850		09/01/43		5,680	7,748,617
Viatris, Inc.,
Gtd. Notes	3.850		06/22/40		4,410	4,723,013
Gtd. Notes	4.000		06/22/50		4,425	4,793,607
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.250		12/01/26		4,000	4,145,375
Vistra Corp.,
Jr. Sub. Notes, 144A	8.000	(ff)	10/15/26(oo)		9,650	10,129,550
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000		07/31/27		3,520	3,604,141
Sr. Sec’d. Notes, 144A	3.550		07/15/24		14,300	14,903,416
Warner Media LLC,
Gtd. Notes	4.050		12/15/23		11,250	11,917,759
Wells Fargo & Co.,
Sr. Unsec’d. Notes	4.000		04/27/27	AUD	4,198	3,378,149
Sr. Unsec’d. Notes, GMTN	3.700		07/27/26	AUD	1,458	1,156,270
Welltower, Inc.,
Sr. Unsec’d. Notes	2.050		01/15/29		3,100	3,053,441
Sr. Unsec’d. Notes	2.800		06/01/31		10,300	10,566,468

See Notes to Financial Statements.

PGIM Global Total Return Fund	53

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Welltower, Inc., (cont’d.)
Sr. Unsec’d. Notes	3.100%		01/15/30		5,600	$5,894,220
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.750		06/15/27		2,000	2,177,437
Sr. Unsec’d. Notes	4.000		09/15/25		1,500	1,630,137
WPC Eurobond BV,
Gtd. Notes	0.950		06/01/30	EUR	9,950	11,156,180
Xerox Corp.,
Sr. Unsec’d. Notes	4.375		03/15/23		460	475,006

						1,280,945,463

TOTAL CORPORATE BONDS (cost $2,489,532,152)						2,518,534,230

RESIDENTIAL MORTGAGE-BACKED SECURITIES 5.9%

Bermuda 1.1%

Bellemeade Re Ltd.,
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.689	(c)	04/25/28		389	389,198
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.939	(c)	10/25/28		518	518,435
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.539	(c)	04/25/29		532	532,158
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.189	(c)	07/25/29		218	218,492
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	1.689	(c)	07/25/29		2,400	2,406,040
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.489	(c)	10/25/29		1,240	1,239,863
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.089	(c)	10/25/29		4,500	4,502,800
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)	1.799	(c)	03/25/31		6,040	6,054,744
Series 2021-01A, Class M1C, 144A, 30 Day Average SOFR + 2.950% (Cap N/A, Floor 2.950%)	2.999	(c)	03/25/31		1,750	1,811,267
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)	1.449	(c)	09/25/31		1,200	1,197,004

See Notes to Financial Statements.

54

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Bermuda (cont’d.)
Eagle Re Ltd.,
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)	1.889	%(c)	04/25/29	620	$621,252
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 0.000%)	4.089	(c)	10/25/30	509	509,444
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 0.000%)	4.589	(c)	10/25/30	2,240	2,251,670
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)	2.199	(c)	10/25/33	2,710	2,733,529
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	2.749	(c)	10/25/33	4,200	4,262,830
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)	3.499	(c)	04/25/34	3,500	3,500,000
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.739	(c)	05/25/29	378	377,943
Series 2021-01, Class M1B, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	1.639	(c)	07/25/33	9,211	9,166,277
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)	1.649	(c)	01/25/34	2,855	2,847,880
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	2.849	(c)	01/25/34	4,790	4,796,174
Oaktown Re II Ltd.,
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	1.639	(c)	07/25/28	186	185,904
Oaktown Re III Ltd.,
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.489	(c)	07/25/29	30	30,258
Oaktown Re VI Ltd.,
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)	1.699	(c)	10/25/33	2,640	2,647,956
Series 2021-01A, Class M1B, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 2.050%)	2.099	(c)	10/25/33	1,865	1,883,607

See Notes to Financial Statements.

PGIM Global Total Return Fund	55

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

Bermuda (cont’d.)
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)	1.650	%(c)	04/25/34		2,200	$2,200,002
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)	2.950	(c)	04/25/34		700	700,000
Radnor Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.489	(c)	03/25/28		59	58,903
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	1.039	(c)	01/25/30		600	595,526
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.539	(c)	01/25/30		1,800	1,784,178
Series 2021-01, Class M1A, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)	1.699	(c)	12/27/33		4,840	4,845,786

						64,869,120

Ireland 0.2%
Retiro Mortgage Securities DAC,
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	1.453	(c)	07/30/75	EUR	9,380	10,784,967

United Kingdom 0.2%
Jupiter Mortgage PLC,
Series 1A, Class B, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)	1.450	(c)	07/20/60	GBP	4,200	5,784,094
Paragon Mortgages PLC,
Series 12X, Class B1B	0.000	(cc)	11/15/38	EUR	998	1,131,548
Residential Mortgage Securities PLC,
Series 32A, Class A, 144A, SONIA + 1.250% (Cap N/A, Floor 0.000%)	1.300	(c)	06/20/70	GBP	5,387	7,454,717

						14,370,359

United States 4.4%
APS Resecuritization Trust,
Series 2016-01, Class 1A, 144A, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)	0.232	(c)	07/27/57		784	776,315

See Notes to Financial Statements.

56

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
Banc of America Funding Trust,
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)	1.655	%(c)	09/26/45	73	$73,352
BVRT Financing Trust,
Series 2021-04, Class F, 144A, SOFR + 2.000%^	2.050	(c)	09/12/26	14,061	14,060,769
Central Park Funding Trust,
Series 2021-01, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	2.838	(c)	08/29/22	18,998	18,991,428
Connecticut Avenue Securities Trust,
Series 2019-R04, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)	2.189	(c)	06/25/39	420	421,080
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)	2.189	(c)	10/25/39	371	372,258
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)	2.139	(c)	01/25/40	924	929,386
Series 2021-R01, Class 1B1, 144A, 30 Day Average SOFR + 3.100% (Cap N/A, Floor 0.000%)	3.150	(c)	10/25/41	1,350	1,356,016
Series 2021-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 0.000%)	1.600	(c)	10/25/41	240	241,147
Credit Suisse Mortgage Trust,
Series 2020-RPL06, Class A1, 144A	2.688	(cc)	03/25/59	2,543	2,560,180
Fannie Mae Connecticut Avenue Securities,
Series 2018-C03, Class 1M2, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.239	(c)	10/25/30	431	435,730
Fannie Mae REMICS,
Series 2012-107, Class GI, IO	3.500		09/25/27	3,481	212,660
FHLMC REMICS,
Series 4166, Class IO, IO	3.500		02/15/43	5,771	954,238
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)	4.049	(c)	11/25/50	595	623,605
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)	2.649	(c)	11/25/50	2,875	2,907,498
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.939	(c)	02/25/50	3,303	3,328,413
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)	5.189	(c)	06/25/50	750	779,940

See Notes to Financial Statements.

PGIM Global Total Return Fund	57

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)	3.089	%(c)	06/25/50	588	$590,664
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)	3.189	(c)	03/25/50	241	243,497
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)	5.339	(c)	09/25/50	1,310	1,370,138
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)	3.239	(c)	09/25/50	436	438,526
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)	2.699	(c)	01/25/51	1,835	1,843,366
Series 2021-DNA01, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)	1.849	(c)	01/25/51	12,595	12,606,863
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	3.099	(c)	01/25/34	3,330	3,367,460
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)	1.699	(c)	01/25/34	1,740	1,749,860
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	3.448	(c)	10/25/41	1,830	1,835,070
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)	3.049	(c)	08/25/33	12,300	12,376,859
Series 2021-HQA01, Class M2, 144A, 30 Day Average SOFR + 2.250% (Cap N/A, Floor 0.000%)	2.299	(c)	08/25/33	17,900	18,101,912
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)	3.199	(c)	12/25/33	2,000	2,021,276
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	3.399	(c)	09/25/41	1,570	1,554,998
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	2.149	(c)	09/25/41	3,020	3,019,999
Government National Mortgage Assoc.,
Series 2021-25, Class HZ	2.000		02/20/51	1,018	977,168

See Notes to Financial Statements.

58

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
Legacy Mortgage Asset Trust,
Series 2020-GS01, Class A1, 144A	2.882%		10/25/59	6,384	$6,405,587
Series 2020-GS05, Class A1, 144A	3.250		06/25/60	891	904,379
Loan Revolving Advance Investment Trust,
Series 2021-02, Class A1X, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)^	2.837	(c)	06/30/23	22,700	22,700,000
MRA Issuance Trust,
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	1.682	(c)	09/15/22	11,820	11,831,978
Series 2020-07, Class A2X, 144A, 1 Month LIBOR + 1.300%^	1.382	(c)	09/15/22	28,400	28,400,000
Series 2021-10, Class A1X, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	1.582	(c)	02/22/23	10,090	10,105,644
Series 2021-EBO03, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)	1.836	(c)	03/31/23	8,970	8,995,676
Series 2021-EBO03, Class A2, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	2.836	(c)	03/31/23	9,560	9,586,864
Series 2021-EBO06, Class A1X, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	1.682	(c)	02/16/22	23,740	23,753,973
MSG III Securitization Trust,
Series 2021-01, Class A, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.836	(c)	06/25/54	12,890	12,898,864
Series 2021-01, Class B, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	0.986	(c)	06/25/54	2,505	2,505,137
Series 2021-01, Class C, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.186	(c)	06/25/54	2,225	2,225,121
Series 2021-01, Class D, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)	1.386	(c)	06/25/54	940	940,051
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.839	(c)	01/25/48	927	926,973
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	3.903	(c)	12/25/22	12,571	12,618,650

					265,920,568

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $354,649,263)					355,945,014

See Notes to Financial Statements.

PGIM Global Total Return Fund	59

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS 31.1%

Albania 0.0%
Albania Government International Bond,
Sr. Unsec’d. Notes	3.500%	10/09/25	EUR	1,000	$1,228,268
Sr. Unsec’d. Notes, 144A	3.500	10/09/25	EUR	1,000	1,228,267

					2,456,535

Andorra 0.0%
Andorra International Bond,
Sr. Unsec’d. Notes, EMTN	1.250	05/06/31	EUR	400	466,260

Argentina 0.1%
Argentine Republic Government International Bond,
Bonds	4.330	12/31/33(d)	JPY	519,215	1,081,936
Sr. Unsec’d. Notes	0.670	12/31/38(d)	JPY	952,628	1,869,947
Sr. Unsec’d. Notes	0.670	12/31/38(d)	JPY	55,495	108,945

					3,060,828

Australia 0.0%
Australia Government Bond,
Sr. Unsec’d. Notes, Series 162	1.750	06/21/51	AUD	200	123,849
Treasury Corp. of Victoria,
Local Gov’t. Gtd. Notes, MTN	2.250	11/20/41	AUD	2,000	1,328,085

					1,451,934

Austria 0.2%
Republic of Austria Government Bond,
Sr. Unsec’d. Notes, 144A	0.750	03/20/51	EUR	100	121,945
Republic of Austria Government International Bond,
Sr. Unsec’d. Notes, 144A, EMTN	5.000	12/20/24	CAD	14,276	12,737,801
Sr. Unsec’d. Notes, 144A, MTN	5.375	12/01/34	CAD	2,123	2,188,250

					15,047,996

Belgium 0.0%
Kingdom of Belgium Government Bond,
Unsec’d. Notes, Series 93, 144A	0.650	06/22/71	EUR	100	99,694

See Notes to Financial Statements.

60

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Belgium (cont’d.)
Kingdom of Belgium Government International Bond,
Notes, 144A	8.875%	12/01/24		750	$922,624
Unsec’d. Notes, EMTN	5.700	05/28/32	GBP	650	1,243,705

					2,266,023

Brazil 0.9%
Brazil Loan Trust 1,
Gov’t. Gtd. Notes	5.477	07/24/23		15,923	16,415,056
Gov’t. Gtd. Notes, 144A	5.477	07/24/23		1,743	1,796,783
Brazil Minas SPE via State of Minas Gerais,
Gov’t. Gtd. Notes	5.333	02/15/28		35,489	37,645,006
Gov’t. Gtd. Notes, 144A	5.333	02/15/28		494	523,487
Brazilian Government International Bond,
Sr. Unsec’d. Notes	8.500	01/05/24	BRL	30	5,083
Sr. Unsec’d. Notes, Series B	8.875	04/15/24		200	242,709

					56,628,124

Bulgaria 0.3%
Bulgaria Government International Bond,
Sr. Unsec’d. Notes	0.375	09/23/30	EUR	3,167	3,584,545
Sr. Unsec’d. Notes, GMTN(a)	3.125	03/26/35	EUR	8,212	11,776,428

					15,360,973

Canada 0.4%
Canadian Government Bond,
Bonds(k)	4.000	06/01/41	CAD	650	699,848
City of Ottawa Ontario,
Unsec’d. Notes	5.050	08/13/30	CAD	2,570	2,526,568
City of Quebec,
Unsec’d. Notes	2.100	07/06/31	CAD	3,000	2,357,084
Unsec’d. Notes	2.250	11/28/29	CAD	2,500	2,007,039
Unsec’d. Notes	2.650	12/20/27	CAD	1,000	833,805
City of Toronto,
Sr. Unsec’d. Notes	3.500	06/02/36	CAD	2,000	1,761,233
Unsec’d. Notes	2.650	11/09/29	CAD	775	645,946
Unsec’d. Notes	3.250	06/24/46	CAD	1,000	847,106
City of Vancouver,
Notes	2.700	12/15/26	CAD	2,000	1,683,950

See Notes to Financial Statements.

PGIM Global Total Return Fund	61

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Canada (cont’d.)
Province of Alberta Coupon Strips,
Bonds	1.031	%(s)	06/01/26	CAD	500	$371,128
Bonds	1.101	(s)	12/01/26	CAD	550	402,749
Bonds	1.187	(s)	06/01/27	CAD	650	469,204
Province of Nova Scotia,
Unsec’d. Notes	3.150		12/01/51	CAD	2,000	1,724,497
Province of Quebec,
Unsec’d. Notes, Series A, MTN	6.350		01/30/26		500	595,272
Unsec’d. Notes, Series A, MTN	7.140		02/27/26		430	526,243
Province of Quebec Residual Strips,
Bonds	2.283	(s)	04/01/35	CAD	10,000	5,585,774
Province of Saskatchewan,
Unsec’d. Notes	3.300		06/02/48	CAD	3,300	2,897,661

						25,935,107

Chile 0.1%
Bonos de la Tesoreria de la Republica en pesos,
Bonds	2.500		03/01/25	CLP	900,000	1,003,877
Bonds	5.000		03/01/35	CLP	505,000	552,307
Chile Government International Bond,
Sr. Unsec’d. Notes(a)	0.830		07/02/31	EUR	1,000	1,143,538
Sr. Unsec’d. Notes	1.440		02/01/29	EUR	1,884	2,276,817
Sr. Unsec’d. Notes	1.750		01/20/26	EUR	240	294,816

						5,271,355

China 1.4%
China Government Bond,
Bonds, Series 1906	3.290		05/23/29	CNH	10,000	1,595,312
Bonds, Series INBK	2.850		06/04/27	CNH	6,000	934,021
Bonds, Series INBK	3.270		11/19/30	CNH	20,000	3,187,346
Sr. Unsec’d. Notes	3.160		06/27/23	CNH	5,000	787,941
Sr. Unsec’d. Notes	3.300		07/04/23	CNH	2,000	315,894
Sr. Unsec’d. Notes	3.310		11/30/25	CNH	4,000	640,116
Sr. Unsec’d. Notes	3.380		11/21/24	CNH	500	79,816
Sr. Unsec’d. Notes	3.390		05/21/25	CNH	2,500	399,612
Sr. Unsec’d. Notes	3.480		06/29/27	CNH	2,000	324,375
Sr. Unsec’d. Notes	3.600		06/27/28	CNH	10,500	1,717,945
Sr. Unsec’d. Notes	3.600		05/21/30	CNH	18,500	3,062,425
Sr. Unsec’d. Notes	3.900		07/04/36	CNH	6,000	1,018,455
Sr. Unsec’d. Notes	3.950		06/29/43	CNH	40,000	6,970,356
Sr. Unsec’d. Notes	4.000		11/30/35	CNH	76,500	13,230,519

See Notes to Financial Statements.

62

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

China (cont’d.)
China Government Bond, (cont’d.)
Sr. Unsec’d. Notes	4.100%	05/21/45	CNH	62,000	$10,974,541
Sr. Unsec’d. Notes	4.150	12/12/31	CNH	41,500	7,230,967
Sr. Unsec’d. Notes	4.290	05/22/29	CNH	10,500	1,804,631
Sr. Unsec’d. Notes	4.400	12/12/46	CNH	48,500	8,912,135
Sr. Unsec’d. Notes	4.500	05/22/34	CNH	5,000	902,164
Unsec’d. Notes, Series INBK	3.810	09/14/50	CNH	30,000	4,910,802
China Government International Bond,
Sr. Unsec’d. Notes	0.500	11/12/31	EUR	1,800	2,046,928
Sr. Unsec’d. Notes	1.000	11/12/39	EUR	3,500	3,952,390
Export-Import Bank of China (The),
Sr. Unsec’d. Notes	4.150	06/18/27	CNH	4,000	657,239
Sr. Unsec’d. Notes	4.400	05/14/24	CNH	20,000	3,233,073
Unsec’d. Notes, Series 1910	3.860	05/20/29	CNH	10,000	1,612,947
Unsec’d. Notes, Series 2010	3.230	03/23/30	CNH	30,000	4,631,573

					85,133,523

Colombia 1.2%
Colombia Government International Bond,
Sr. Unsec’d. Notes	3.000	01/30/30		1,400	1,323,593
Sr. Unsec’d. Notes	4.000	02/26/24		1,000	1,043,944
Sr. Unsec’d. Notes	8.375	02/15/27		2,745	3,328,135
Sr. Unsec’d. Notes	9.850	06/28/27	COP	15,013,000	4,554,924
Sr. Unsec’d. Notes	10.375	01/28/33		1,401	2,060,798
Sr. Unsec’d. Notes, EMTN	3.875	03/22/26	EUR	47,879	60,757,483

					73,068,877

Croatia 0.3%
Croatia Government International Bond,
Sr. Unsec’d. Notes	1.125	06/19/29	EUR	200	236,980
Sr. Unsec’d. Notes	2.750	01/27/30	EUR	3,000	3,985,760
Sr. Unsec’d. Notes	3.000	03/20/27	EUR	4,500	5,913,458
Unsec’d. Notes	1.500	06/17/31	EUR	5,600	6,724,022

					16,860,220

Cyprus 1.0%
Cyprus Government International Bond,
Sr. Unsec’d. Notes, EMTN	1.250	01/21/40	EUR	7,550	9,011,073
Sr. Unsec’d. Notes, EMTN	2.250	04/16/50	EUR	2,000	2,810,088
Sr. Unsec’d. Notes, EMTN(a)	2.375	09/25/28	EUR	4,700	6,224,033

See Notes to Financial Statements.

PGIM Global Total Return Fund	63

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Cyprus (cont’d.)
Cyprus Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, EMTN	2.750%	02/26/34	EUR	10,200	$14,551,966
Sr. Unsec’d. Notes, EMTN	2.750	05/03/49	EUR	3,000	4,655,389
Sr. Unsec’d. Notes, EMTN(a)	4.250	11/04/25	EUR	16,514	22,468,436

					59,720,985

Czech Republic 0.0%
Czech Republic Government Bond,
Bonds, Series 95	1.000	06/26/26	CZK	50,000	2,076,341

Denmark 0.1%
Denmark Government Bond,
Bonds(k)	1.750	11/15/25	DKK	3,520	592,974
Bonds(k)	4.500	11/15/39	DKK	1,800	494,659
Bonds, Series 10 YR, 144A(k)	0.500	11/15/29	DKK	4,300	695,247
Bonds, Series 10 YR(k)	0.500	11/15/27	DKK	12,110	1,953,530
Bonds, Series 30 YR, 144A(k)	0.250	11/15/52	DKK	5,000	756,896

					4,493,306

Dominican Republic 0.0%
Dominican Republic International Bond,
Sr. Unsec’d. Notes	5.875	04/18/24		1,306	1,375,637

Egypt 0.0%
Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A	5.577	02/21/23		1,835	1,881,914
Sr. Unsec’d. Notes, 144A, MTN	4.750	04/16/26	EUR	700	793,016

					2,674,930

Estonia 0.0%
Estonia Government International Bond,
Sr. Unsec’d. Notes	0.125	06/10/30	EUR	100	114,463

Finland 0.1%
Finland Government Bond,
Sr. Unsec’d. Notes, 144A	0.125	04/15/52	EUR	100	104,579
Finland Government International Bond,
Sr. Unsec’d. Notes	6.950	02/15/26		600	731,688

See Notes to Financial Statements.

64

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Finland (cont’d.)
Kuntarahoitus OYJ,
Local Gov’t. Gtd. Notes, EMTN	0.500%	12/21/21	NZD	3,000	$2,147,429
Local Gov’t. Gtd. Notes, EMTN	3.050	09/24/32	SEK	13,000	1,764,782

					4,748,478

France 0.5%
Agence France Locale,
Gtd. Notes, EMTN	1.125	06/20/28	EUR	1,500	1,842,885
Caisse Francaise de Financement Local,
Covered Bonds, EMTN	4.680	03/09/29	CAD	28,712	26,855,227
French Republic Government Bond OAT,
Bonds, 144A	0.500	05/25/72	EUR	100	93,143

					28,791,255

Germany 0.0%
Bundesrepublik Deutschland Bundesanleihe,
Bonds(k)	0.000	08/15/50	EUR	100	112,026
State of North Rhine-Westphalia,
Sr. Unsec’d. Notes, EMTN	7.500	06/08/27	MXN	500	23,280

					135,306

Greece 2.6%
Hellenic Republic Government Bond,
Bonds	3.900	01/30/33	EUR	2,710	4,004,672
Bonds(a)	4.000	01/30/37	EUR	1,260	1,995,129
Bonds	4.200	01/30/42	EUR	2,380	4,076,234
Bonds	4.300	02/24/23	EUR	9,038	10,989,439
Bonds	4.300	02/24/24	EUR	7,615	9,582,479
Bonds	4.300	02/24/25	EUR	6,241	8,102,730
Bonds	4.300	02/24/26	EUR	4,596	6,085,648
Bonds	4.300	02/24/27	EUR	8,279	11,256,277
Bonds	4.300	02/24/28	EUR	2,659	3,695,747
Bonds	4.300	02/24/29	EUR	4,267	5,981,660
Bonds	4.300	02/24/30	EUR	3,296	4,670,706
Bonds	4.300	02/24/31	EUR	5,031	7,198,284
Bonds	4.300	02/24/32	EUR	3,080	4,489,835
Bonds	4.300	02/24/33	EUR	1,845	2,746,965
Bonds	4.300	02/24/34	EUR	2,499	3,779,067
Bonds	4.300	02/24/35	EUR	5,252	8,036,383
Bonds	4.300	02/24/36	EUR	2,024	3,146,699

See Notes to Financial Statements.

PGIM Global Total Return Fund	65

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Greece (cont’d.)
Hellenic Republic Government Bond, (cont’d.)
Bonds	4.300%	02/24/37	EUR	3,780	$5,966,076
Bonds	4.300	02/24/38	EUR	2,233	3,566,852
Bonds	4.300	02/24/39	EUR	2,386	3,879,119
Bonds	4.300	02/24/40	EUR	3,694	6,039,403
Bonds	4.300	02/24/41	EUR	2,652	4,393,564
Bonds	4.300	02/24/42	EUR	5,221	8,724,737
Bonds, 144A	1.500	06/18/30	EUR	4,000	4,734,910
Hellenic Republic Government International Bond,
Sr. Unsec’d. Notes	5.200	07/17/34	EUR	9,311	15,235,801
Sr. Unsec’d. Notes	6.140	04/14/28	EUR	5,200	7,861,981

					160,240,397

Guernsey 0.2%
States of Guernsey Bond,
Sr. Unsec’d. Notes	3.375	12/12/46	GBP	5,800	10,604,701

Hong Kong 0.0%
Airport Authority,
Sr. Unsec’d. Notes, EMTN	1.950	11/20/30	HKD	3,000	377,211
Hong Kong Sukuk 2017 Ltd.,
Sr. Unsec’d. Notes	3.132	02/28/27		1,500	1,610,544

					1,987,755

Hungary 0.3%
Hungary Government International Bond,
Sr. Unsec’d. Notes	1.250	10/22/25	EUR	2,000	2,411,007
Sr. Unsec’d. Notes	1.625	04/28/32	EUR	4,176	5,020,640
Sr. Unsec’d. Notes	4.300	12/19/21	CNH	32,500	5,079,265
Sr. Unsec’d. Notes, 144A	2.125	09/22/31		1,375	1,342,471
Sr. Unsec’d. Notes, Series 02	1.290	09/18/30	JPY	700,000	6,295,520
Sr. Unsec’d. Notes, Series 08	0.740	09/18/25	JPY	100,000	885,247

					21,034,150

Iceland 0.1%
Iceland Government International Bond,
Sr. Unsec’d. Notes	0.100	06/20/24	EUR	2,634	3,037,617

See Notes to Financial Statements.

66

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Iceland (cont’d.)
Iceland Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	5.875%	05/11/22		2,560	$2,619,869
Sr. Unsec’d. Notes, EMTN	0.500	12/20/22	EUR	500	581,857

					6,239,343

India 0.4%
Export-Import Bank of India,
Sr. Unsec’d. Notes, 144A, MTN	2.250	01/13/31		4,400	4,136,834
Sr. Unsec’d. Notes, 144A, MTN	3.250	01/15/30		2,910	2,957,459
Sr. Unsec’d. Notes, EMTN	3.250	01/15/30		363	368,920
Sr. Unsec’d. Notes, Series 03	0.590	09/05/22	JPY	1,700,000	14,903,088

					22,366,301

Indonesia 1.4%
Indonesia Government International Bond,
Sr. Unsec’d. Notes	0.900	02/14/27	EUR	7,700	8,890,074
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	3,415	3,789,805
Sr. Unsec’d. Notes	1.400	10/30/31	EUR	9,560	11,056,266
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	3,400	4,048,312
Sr. Unsec’d. Notes	1.750	04/24/25	EUR	2,600	3,117,367
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	12,505	15,881,199
Sr. Unsec’d. Notes, EMTN	2.150	07/18/24	EUR	5,195	6,282,613
Sr. Unsec’d. Notes, EMTN	2.625	06/14/23	EUR	5,700	6,845,748
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	13,980	18,827,425
Sr. Unsec’d. Notes, Series 05	0.920	05/31/23	JPY	100,000	886,769
Sr. Unsec’d. Notes, Series 09	0.830	05/22/24	JPY	200,000	1,775,225
Sr. Unsec’d. Notes, Series 14	1.130	07/07/23	JPY	400,000	3,560,477

					84,961,280

Ireland 0.0%
Ireland Government Bond,
Sr. Unsec’d. Notes	0.550	04/22/41	EUR	100	113,273

Isle of Man 0.5%
Isle of Man Government International Bond,
Unsec’d. Notes	5.375	08/14/34	GBP	10,311	20,088,947
Unsec’d. Notes	5.625	03/29/30	GBP	4,978	8,989,058

					29,078,005

See Notes to Financial Statements.

PGIM Global Total Return Fund	67

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Israel 0.3%
Israel Government Bond,
Bonds, Series 0330	1.000%		03/31/30	ILS	4,000	$1,240,870
Israel Government International Bond,
Sr. Unsec’d. Notes(a)	2.750		07/03/30		5,000	5,284,932
Sr. Unsec’d. Notes	4.500		04/03/2120		1,240	1,550,625
Sr. Unsec’d. Notes, EMTN	6.875		10/21/34	GBP	3,360	7,140,574

						15,217,001

Italy 4.3%
Cassa Del Trentino SPA,
Local Gov’t. Gtd. Notes, EMTN	1.160		06/17/26	EUR	1,543	1,802,906
Italy Buoni Poliennali Del Tesoro,
Bonds, 144A	2.800		03/01/67	EUR	2,100	2,834,880
Sr. Unsec’d. Notes, 144A	3.350		03/01/35	EUR	15,640	22,345,885
Region of Lazio,
Sr. Unsec’d. Notes	3.088		03/31/43	EUR	6,704	8,823,112
Region of Umbria,
Sr. Unsec’d. Notes	0.000	(cc)	03/26/31	EUR	1,035	1,131,622
Repubic of Italy Government International Bond Coupon Strips,
Sr. Unsec’d. Notes	3.486	(s)	03/27/23		775	768,854
Sr. Unsec’d. Notes	1.737	(s)	02/20/31	EUR	5,324	5,526,231
Republic of Italy Government International Bond,
Sr. Unsec’d. Notes	2.375		10/17/24		500	515,242
Sr. Unsec’d. Notes	2.875		10/17/29		2,900	2,962,600
Sr. Unsec’d. Notes	4.000		10/17/49		500	556,433
Sr. Unsec’d. Notes, EMTN	3.444		12/31/24	EUR	647	763,493
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP
11:00 Fft 30Y Index + 0.800% (Cap N/A, Floor 4.250%)	4.250	(c)	06/28/29	EUR	7,892	11,355,641
Sr. Unsec’d. Notes, EMTN	5.250		12/07/34	GBP	16,608	30,340,017
Sr. Unsec’d. Notes, EMTN	5.345		01/27/48	EUR	2,100	4,000,589
Sr. Unsec’d. Notes, EMTN	6.000		08/04/28	GBP	68,747	118,013,048
Sr. Unsec’d. Notes, MTN	5.125		07/31/24	EUR	15,045	19,704,116
Sr. Unsec’d. Notes, MTN	5.200		07/31/34	EUR	7,098	11,602,408
Sr. Unsec’d. Notes, MTN(a)	5.375		06/15/33		11,108	13,827,601
Sr. Unsec’d. Notes, Series 67, EMTN	0.117	(ff)	05/11/26	EUR	3,000	3,451,739

						260,326,417

See Notes to Financial Statements.

68

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Japan 0.5%
Agriculture Forestry & Fisheries Finance Corp.,
Sr. Sec’d. Notes, Series 12	2.240%	03/19/27	JPY	100,000	$979,764
Honshu-Shikoku Bridge,
Sr. Sec’d. Notes, Series 05	2.230	12/20/24	JPY	200,000	1,871,749
Japan Government Ten Year Bond,
Bonds, Series 360(k)	0.100	09/20/30	JPY	100,000	882,430
Japan Government Thirty Year Bond,
Bonds, Series 66(k)	0.400	03/20/50	JPY	450,000	3,683,282
Bonds, Series 69(k)	0.700	12/20/50	JPY	400,000	3,543,833
Japan Government Twenty Year Bond,
Bonds, Series 149(k)	1.500	06/20/34	JPY	50,000	509,278
Bonds, Series 150(k)	1.400	09/20/34	JPY	145,000	1,463,053
Bonds, Series 157(k)	0.200	06/20/36	JPY	224,100	1,942,556
Bonds, Series 159(k)	0.600	12/20/36	JPY	665,000	6,088,305
Bonds, Series 165(k)	0.500	06/20/38	JPY	407,000	3,649,401
Bonds, Series 171(k)	0.300	12/20/39	JPY	300,000	2,576,749
Japan Housing Finance Agency,
Sr. Sec’d. Notes, Series 102	1.441	03/19/27	JPY	100,000	941,785
Japanese Government CPI Linked Bond,
Bonds, Series 22	0.100	03/10/27	JPY	221,491	2,018,182

					30,150,367

Jersey 0.0%
Jersey International Bond,
Sr. Unsec’d. Notes	3.750	06/09/54	GBP	834	1,737,391

Kazakhstan 0.3%
Kazakhstan Government International Bond,
Sr. Unsec’d. Notes, EMTN	0.600	09/30/26	EUR	2,000	2,297,337
Sr. Unsec’d. Notes, EMTN	1.500	09/30/34	EUR	3,200	3,716,011
Sr. Unsec’d. Notes, EMTN	2.375	11/09/28	EUR	10,815	13,847,741

					19,861,089

Latvia 0.0%
Latvia Government International Bond,
Unsec’d. Notes, GMTN	0.000	03/17/31	EUR	100	113,062

See Notes to Financial Statements.

PGIM Global Total Return Fund	69

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Lithuania 0.0%
Lithuania Government Bond,
Bonds, Series 07 YR	0.600%	06/29/23	EUR	200	$234,557
Lithuania Government International Bond,
Sr. Unsec’d. Notes, EMTN	0.750	05/06/30	EUR	100	121,141

					355,698

Luxembourg 0.0%
State of the Grand-Duchy of Luxembourg,
Sr. Unsec’d. Notes	0.000	09/14/32	EUR	100	113,085

Macedonia 0.0%
North Macedonia Government International Bond,
Sr. Unsec’d. Notes	5.625	07/26/23	EUR	1,000	1,253,506

Malaysia 0.1%
1MDB Global Investments Ltd.,
Sr. Unsec’d. Notes	4.400	03/09/23		2,000	2,008,652
Malaysia Government Bond,
Bonds, Series 0220	2.632	04/15/31	MYR	10,000	2,229,521

					4,238,173

Mexico 1.2%
Mexican Bonos,
Sr. Unsec’d. Notes, Series M	8.000	12/07/23	MXN	10,000	496,077
Mexico Government International Bond,
Sr. Unsec’d. Notes	1.125	01/17/30	EUR	10,100	11,312,592
Sr. Unsec’d. Notes	1.350	09/18/27	EUR	500	591,307
Sr. Unsec’d. Notes	1.450	10/25/33	EUR	4,825	5,177,849
Sr. Unsec’d. Notes	1.625	04/08/26	EUR	200	241,349
Sr. Unsec’d. Notes	2.875	04/08/39	EUR	5,000	5,873,837
Sr. Unsec’d. Notes(a)	4.000	03/15/2115	EUR	950	1,189,533
Sr. Unsec’d. Notes, EMTN	1.750	04/17/28	EUR	800	961,792
Sr. Unsec’d. Notes, EMTN	5.625	03/19/2114	GBP	340	498,485
Sr. Unsec’d. Notes, GMTN	1.625	03/06/24	EUR	8,870	10,610,475
Sr. Unsec’d. Notes, GMTN	6.750	02/06/24	GBP	13,633	20,889,110
Sr. Unsec’d. Notes, Series 25	0.600	04/20/23	JPY	700,000	6,168,440
Sr. Unsec’d. Notes, Series 26	0.850	04/18/25	JPY	500,000	4,406,104
Sr. Unsec’d. Notes, Series 28	2.000	04/20/38	JPY	300,000	2,452,305
Sr. Unsec’d. Notes, Series A, MTN	7.500	04/08/33		875	1,227,136

					72,096,391

See Notes to Financial Statements.

70

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Montenegro 0.0%
Montenegro Government International Bond,
Sr. Unsec’d. Notes, 144A	3.375%	04/21/25	EUR	750	$870,058

Netherlands 0.0%
Netherlands Government Bond,
Bonds, 144A	0.000	01/15/52	EUR	100	107,258

New Zealand 0.1%
Auckland Council,
Sr. Sec’d. Notes	2.900	09/16/27	AUD	1,000	758,057
Sr. Sec’d. Notes	3.500	03/09/26	AUD	2,000	1,562,860
New Zealand Government Bond,
Bonds	1.750	05/15/41	NZD	2,000	1,186,610
New Zealand Local Government Funding Agency Bond,
Local Gov’t. Gtd. Notes	2.000	04/15/37	NZD	2,100	1,251,540
Local Gov’t. Gtd. Notes	3.500	04/14/33	NZD	2,900	2,145,282

					6,904,349

Norway 0.1%
City of Oslo,
Sr. Unsec’d. Notes	1.500	11/27/30	NOK	3,000	332,526
Sr. Unsec’d. Notes	2.300	12/01/27	NOK	3,000	357,531
Sr. Unsec’d. Notes	3.650	11/08/23	NOK	9,000	1,107,588
Norway Government Bond,
Sr. Unsec’d. Notes, Series 481, 144A(k)	1.750	09/06/29	NOK	10,000	1,190,268

					2,987,913

Panama 0.4%
Panama Government International Bond,
Sr. Unsec’d. Notes	4.000	09/22/24		200	213,866
Sr. Unsec’d. Notes	8.125	04/28/34		10,608	15,927,328
Sr. Unsec’d. Notes	9.375	01/16/23		3,803	4,179,400
Sr. Unsec’d. Notes	9.375	04/01/29		800	1,160,308

					21,480,902

Peru 1.1%
Peru Government Bond,
Sr. Unsec’d. Notes	5.350	08/12/40	PEN	22,000	4,659,952

See Notes to Financial Statements.

PGIM Global Total Return Fund	71

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Peru (cont’d.)
Peruvian Government International Bond,
Sr. Unsec’d. Notes	1.250%	03/11/33	EUR	1,200	$1,339,307
Sr. Unsec’d. Notes	2.392	01/23/26		690	703,385
Sr. Unsec’d. Notes	2.750	01/30/26	EUR	36,018	45,961,635
Sr. Unsec’d. Notes	3.750	03/01/30	EUR	9,408	12,874,299
Sr. Unsec’d. Notes	6.950	08/12/31	PEN	9,000	2,437,865

					67,976,443

Philippines 1.2%
Philippine Government International Bond,
Sr. Unsec’d. Notes	0.000	02/03/23	EUR	2,000	2,308,157
Sr. Unsec’d. Notes	0.250	04/28/25	EUR	690	793,802
Sr. Unsec’d. Notes	0.700	02/03/29	EUR	5,365	6,136,569
Sr. Unsec’d. Notes	1.200	04/28/33	EUR	1,350	1,546,945
Sr. Unsec’d. Notes	1.750	04/28/41	EUR	1,085	1,223,426
Sr. Unsec’d. Notes, EMTN	0.875	05/17/27	EUR	7,000	8,183,011
Sr. Unsec’d. Notes, Series 11	0.990	08/15/28	JPY	1,100,000	9,790,697
Sr. Unsec’d. Notes, Series 15	0.590	08/15/29	JPY	1,700,000	14,689,653
Unsec’d. Notes	3.580	05/20/22	CNH	165,000	25,781,371

					70,453,631

Portugal 1.3%
Autonomous Region of the Azores,
Sr. Unsec’d. Notes	0.603	07/21/26	EUR	1,000	1,173,109
Metropolitano de Lisboa EPE,
Gov’t. Gtd. Notes	4.799	12/07/27	EUR	5,800	8,526,057
Gov’t. Gtd. Notes	7.300	12/23/25	EUR	300	448,458
Portugal Government International Bond,
Sr. Unsec’d. Notes	4.090	06/03/22	CNH	70,800	11,079,899
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A	4.100	02/15/45	EUR	24,295	45,989,328
Unsec’d. Notes, 144A	1.000	04/12/52	EUR	4,000	4,303,132
Regiao Autonoma Madeira,
Gov’t. Gtd. Notes	0.943	05/29/32	EUR	8,750	10,179,221

					81,699,204

Qatar 0.2%
Qatar Government International Bond,
Sr. Unsec’d. Notes	3.750	04/16/30		2,000	2,232,419

See Notes to Financial Statements.

72

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Qatar (cont’d.)
Qatar Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, 144A	3.400%	04/16/25		4,410	$4,718,975
Sr. Unsec’d. Notes, 144A	4.500	04/23/28		2,000	2,303,122

					9,254,516

Romania 0.4%
Romania Government Bond,
Bonds, Series 05 YR	3.650	07/28/25	RON	1,000	227,740
Bonds, Series 15 YR	3.650	09/24/31	RON	2,000	422,818
Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.500	02/08/30	EUR	4,150	4,917,335
Sr. Unsec’d. Notes, EMTN	2.375	04/19/27	EUR	1,000	1,234,030
Sr. Unsec’d. Notes, EMTN	3.375	02/08/38	EUR	2,138	2,523,418
Sr. Unsec’d. Notes, EMTN	3.500	04/03/34	EUR	1,000	1,235,868
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	1,000	1,257,892
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	2,966	3,754,378
Unsec’d. Notes, 144A, MTN	2.124	07/16/31	EUR	3,600	4,077,292
Unsec’d. Notes, 144A, MTN(a)	2.875	05/26/28	EUR	1,100	1,383,555
Unsec’d. Notes, EMTN(a)	2.124	07/16/31	EUR	2,000	2,265,162
Unsec’d. Notes, MTN	2.875	05/26/28	EUR	700	880,444

					24,179,932

Russia 0.8%
Russian Federal Bond - OFZ,
Bonds, Series 6224	6.900	05/23/29	RUB	61,000	804,402
Russian Foreign Bond - Eurobond,
Sr. Unsec’d. Notes	1.850	11/20/32	EUR	2,200	2,534,153
Sr. Unsec’d. Notes	2.650	05/27/36	EUR	5,200	6,120,888
Sr. Unsec’d. Notes	2.875	12/04/25	EUR	23,100	29,209,999
Sr. Unsec’d. Notes(a)	5.100	03/28/35		6,000	7,177,744

					45,847,186

San Marino 0.0%
San Marino Government Bond,
Sr. Unsec’d. Notes	3.250	02/24/24	EUR	469	557,568

Saudi Arabia 0.4%
Saudi Government International Bond,
Sr. Unsec’d. Notes	2.000	07/09/39	EUR	7,811	9,445,163
Sr. Unsec’d. Notes, 144A	2.000	07/09/39	EUR	5,945	7,188,771

See Notes to Financial Statements.

PGIM Global Total Return Fund	73

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Saudi Arabia (cont’d.)
Saudi Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, 144A, MTN	2.875%	03/04/23		3,335	$3,436,362
Sr. Unsec’d. Notes, 144A, MTN	2.900	10/22/25		4,000	4,225,882
Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25		1,135	1,235,736
Sr. Unsec’d. Notes, EMTN	0.625	03/03/30	EUR	600	681,651

					26,213,565

Serbia 0.7%
Serbia International Bond,
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	6,000	6,799,995
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	20,595	25,831,485
Sr. Unsec’d. Notes, 144A	2.125	12/01/30		13,215	12,319,835

					44,951,315

Singapore 0.0%
Housing & Development Board,
Sr. Unsec’d. Notes, MTN	2.320	01/24/28	SGD	500	380,922

Slovakia 0.0%
Slovakia Government Bond,
Sr. Unsec’d. Notes, Series 242	0.375	04/21/36	EUR	100	112,466

Slovenia 0.1%
Slovenia Government Bond,
Unsec’d. Notes	0.000	02/12/31	EUR	100	111,899
Slovenia Government International Bond,
Sr. Unsec’d. Notes	5.250	02/18/24		3,422	3,763,526

					3,875,425

South Africa 0.1%
Republic of South Africa Government Bond,
Sr. Unsec’d. Notes, Series 2035	8.875	02/28/35	ZAR	10,000	577,379
Sr. Unsec’d. Notes, Series R186	10.500	12/21/26	ZAR	9,000	645,316
Sr. Unsec’d. Notes, Series R213	7.000	02/28/31	ZAR	1,800	96,872
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes	3.750	07/24/26	EUR	5,415	6,755,045

					8,074,612

See Notes to Financial Statements.

74

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

South Korea 0.1%
Export-Import Bank of Korea,
Sr. Unsec’d. Notes, 144A, MTN	6.700%		12/02/24	IDR	40,000	$2,930
Sr. Unsec’d. Notes, 144A, MTN	8.000		05/15/24	IDR	6,800,000	512,070
Sr. Unsec’d. Notes, EMTN	3.130		04/26/23	HKD	4,000	532,069
Sr. Unsec’d. Notes, EMTN	4.140		09/04/23	CNH	5,000	796,571
Sr. Unsec’d. Notes, EMTN	7.250		12/07/24	IDR	10,000,000	746,043
Sr. Unsec’d. Notes, EMTN	8.000		05/15/24	IDR	19,600,000	1,475,967
Sr. Unsec’d. Notes, GMTN	2.600		11/08/23	AUD	888	679,394

						4,745,044

Spain 2.6%
Autonomous Community of Catalonia,
Sr. Unsec’d. Notes	4.690		10/28/34	EUR	579	903,091
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP
11:00 Fft 10Y Index + 0.000% (Cap 12.000%, Floor 5.480%)	5.480	(c)	05/11/29	EUR	1,000	1,521,677
Sr. Unsec’d. Notes, EMTN	5.900		05/28/30	EUR	3,250	5,136,864
Sr. Unsec’d. Notes, EMTN	6.350		11/30/41	EUR	2,100	4,138,326
Instituto de Credito Oficial,
Gov’t. Gtd. Notes, EMTN	3.250		06/28/24	CHF	1,300	1,546,708
Gov’t. Gtd. Notes, GMTN	0.963		09/22/22	SEK	32,000	3,755,984
Spain Government Bond,
Bonds, 144A(k)(v)	5.150		10/31/28	EUR	8,120	12,605,846
Sr. Unsec’d. Notes, 144A	1.000		10/31/50	EUR	10,600	11,360,433
Sr. Unsec’d. Notes, 144A(k)	1.200		10/31/40	EUR	2,500	2,953,962
Sr. Unsec’d. Notes, 144A	1.250		10/31/30	EUR	4,000	4,940,874
Sr. Unsec’d. Notes, 144A(k)	1.400		04/30/28	EUR	6,410	7,995,701
Sr. Unsec’d. Notes, 144A(k)	1.400		07/30/28	EUR	895	1,118,657
Sr. Unsec’d. Notes, 144A(k)	1.850		07/30/35	EUR	21,225	27,790,622
Sr. Unsec’d. Notes, 144A(k)	1.950		07/30/30	EUR	1,300	1,699,057
Sr. Unsec’d. Notes, 144A(k)	3.450		07/30/66	EUR	4,200	7,587,717
Spain Government Bond Coupon Strips,
Bonds	0.246	(s)	01/31/32	EUR	3,900	4,205,139
Bonds(v)	0.320	(s)	01/31/33	EUR	2,100	2,230,031
Bonds	0.449	(s)	07/30/29	EUR	438	491,397
Bonds	0.958	(s)	01/31/35	EUR	168	172,423
Bonds	1.027	(s)	01/31/36	EUR	168	169,696
Bonds	1.078	(s)	01/31/37	EUR	168	166,086
Bonds	1.296	(s)	07/30/41	EUR	436	401,314
Bonds, Series CAC	0.579	(s)	07/30/29	EUR	3,600	4,029,182
Bonds, Series CAC	1.128	(s)	07/30/36	EUR	862	860,274
Bonds, Series CAC	1.212	(s)	07/30/37	EUR	862	846,324

See Notes to Financial Statements.

PGIM Global Total Return Fund	75

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Spain (cont’d.)
Spain Government Bond Coupon Strips, (cont’d.)
Bonds, Series CAC	1.297	%(s)	07/30/38	EUR	862	$832,484
Bonds, Series CAC	1.365	(s)	07/30/42	EUR	300	265,276
Bonds, Series CAC	1.405	(s)	07/30/43	EUR	300	260,652
Bonds, Series CAC	1.455	(s)	07/30/44	EUR	300	255,765
Bonds, Series CAC	1.475	(s)	07/30/45	EUR	300	250,987
Bonds, Series CAC	1.485	(s)	07/30/46	EUR	300	246,301
Bonds, Series CAC	1.504	(s)	07/30/47	EUR	300	244,478
Bonds, Series CAC	1.514	(s)	07/30/48	EUR	300	240,010
Bonds, Series CAC	1.544	(s)	07/30/49	EUR	300	237,613
Bonds, Series CAC	1.564	(s)	07/30/50	EUR	300	229,773
Bonds, Series CAC	1.594	(s)	07/30/51	EUR	300	226,417
Bonds, Series CAC	1.623	(s)	07/30/52	EUR	300	220,030
Bonds, Series CAC	1.663	(s)	07/30/53	EUR	300	213,595
Bonds, Series CAC	1.683	(s)	07/30/54	EUR	300	206,198
Bonds, Series CAC	1.703	(s)	07/30/55	EUR	300	200,045
Bonds, Series CAC	1.732	(s)	07/30/56	EUR	300	195,165
Bonds, Series CAC	1.772	(s)	07/30/57	EUR	300	185,958
Bonds, Series CAC	1.782	(s)	07/30/58	EUR	300	183,508
Bonds, Series CAC	1.812	(s)	07/30/59	EUR	300	177,468
Bonds, Series CAC	1.851	(s)	07/30/60	EUR	300	171,493
Bonds, Series CAC	1.871	(s)	07/30/61	EUR	300	162,606
Bonds, Series CAC	1.891	(s)	07/30/62	EUR	300	160,038
Bonds, Series CAC	1.921	(s)	07/30/63	EUR	300	151,732
Bonds, Series CAC	1.950	(s)	07/30/64	EUR	300	148,209
Bonds, Series CAC	1.980	(s)	07/30/65	EUR	300	138,338
Bonds, Series CAC	2.010	(s)	07/30/66	EUR	300	136,654
Spain Government Bond Principal Strips, Bonds	0.794	(s)	07/30/41	EUR	1,700	1,574,794
Spain Government International Bond,
Sr. Unsec’d. Notes, EMTN	5.010		11/21/44		10,500	13,940,384
Sr. Unsec’d. Notes, EMTN	5.250		04/06/29	GBP	15,443	26,126,122

						156,209,478

Sweden 0.0%
Kommuninvest I Sverige AB,
Local Gov’t. Gtd. Notes, EMTN	1.500		05/12/25	SEK	7,000	835,428
Svensk Exportkredit AB,
Sr. Unsec’d. Notes, EMTN	8.904	(s)	06/25/27	ZAR	1,400	56,748
Sr. Unsec’d. Notes, MTN	2.665	(s)	05/11/37		110	72,445

See Notes to Financial Statements.

76

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Sweden (cont’d.)
Sweden Government Bond,
Bonds, Series 1053(k)	3.500%	03/30/39	SEK	10,000	$1,725,133

					2,689,754

Thailand 0.0%
Thailand Government Bond,
Sr. Unsec’d. Notes	3.650	06/20/31	THB	45,000	1,559,784

Turkey 0.1%
Turkey Government International Bond,
Sr. Unsec’d. Notes	4.625	03/31/25	EUR	5,000	5,917,592
Sr. Unsec’d. Notes	5.750	03/22/24		1,000	1,018,873

					6,936,465

Ukraine 1.0%
Ukraine Government International Bond,
Sr. Unsec’d. Notes	4.375	01/27/30	EUR	3,736	4,021,829
Sr. Unsec’d. Notes	6.750	06/20/26	EUR	31,299	38,938,708
Sr. Unsec’d. Notes	7.375	09/25/32		3,600	3,700,850
Sr. Unsec’d. Notes	7.750	09/01/24		1,875	2,021,745
Sr. Unsec’d. Notes	7.750	09/01/25		400	431,932
Sr. Unsec’d. Notes	7.750	09/01/26		500	538,829
Sr. Unsec’d. Notes, 144A	4.375	01/27/30	EUR	9,705	10,447,497
Sr. Unsec’d. Notes, 144A	7.253	03/15/33		1,560	1,588,777

					61,690,167

United Arab Emirates 0.4%
Dubai DOF Sukuk Ltd.,
Sr. Unsec’d. Notes	5.000	04/30/29		5,000	5,820,967
Sr. Unsec’d. Notes, EMTN	6.450	05/02/22		6,423	6,608,018
RAK Capital,
Sr. Unsec’d. Notes, EMTN	3.094	03/31/25		1,400	1,473,996
Sharjah Sukuk Ltd.,
Sr. Unsec’d. Notes	3.764	09/17/24		3,800	4,033,083
Sharjah Sukuk Program Ltd.,
Sr. Unsec’d. Notes, EMTN	3.854	04/03/26		4,000	4,257,075
Sr. Unsec’d. Notes, EMTN	4.226	03/14/28		1,200	1,291,386

See Notes to Financial Statements.

PGIM Global Total Return Fund	77

Schedule of Investments (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

United Arab Emirates (cont’d.)
UAE International Government Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.000%	10/19/31		510	$501,206

					23,985,731

United Kingdom 1.1%
HM Treasury UK Sovereign Sukuk PLC,
Unsec’d. Notes	0.333	07/22/26	GBP	500	668,937
Transport for London,
Sr. Unsec’d. Notes, EMTN	4.000	09/12/33	GBP	1,000	1,664,531
Sr. Unsec’d. Notes, EMTN	4.000	04/07/64	GBP	800	1,723,552
Sr. Unsec’d. Notes, EMTN	4.500	03/31/31	GBP	3,813	6,058,548
Sr. Unsec’d. Notes, EMTN	5.000	03/31/35	GBP	3,280	5,749,253
United Kingdom Gilt,
Bonds(k)	0.500	10/22/61	GBP	100	115,924
Bonds(k)	0.625	10/22/50	GBP	19,000	22,877,482
Bonds(k)	1.250	10/22/41	GBP	100	138,569
Bonds(k)	1.250	07/31/51	GBP	100	141,211
Bonds(k)	1.500	07/22/47	GBP	100	147,923
Bonds(k)	1.625	10/22/54	GBP	100	157,023
Bonds(k)	1.625	10/22/71	GBP	100	178,676
Bonds(k)	1.750	09/07/37	GBP	100	148,800
Bonds(k)	1.750	01/22/49	GBP	100	156,875
Bonds(k)	1.750	07/22/57	GBP	100	166,381
Bonds(k)	2.500	07/22/65	GBP	100	212,710
Bonds(k)	3.250	01/22/44	GBP	100	193,105
Bonds(k)	3.500	01/22/45	GBP	2,310	4,678,107
Bonds(k)	3.500	07/22/68	GBP	100	269,928
Bonds(k)	3.750	07/22/52	GBP	100	231,282
Bonds(k)	4.000	01/22/60	GBP	100	268,095
Bonds(k)	4.250	03/07/36	GBP	5,965	11,589,016
Bonds(k)	4.250	09/07/39	GBP	180	370,491
Bonds(k)	4.250	12/07/40	GBP	100	209,582
Bonds(k)	4.250	12/07/46	GBP	1,920	4,400,436
Bonds(k)	4.250	12/07/49	GBP	100	240,380
Bonds(k)	4.250	12/07/55	GBP	100	262,107
Bonds(k)	4.500	12/07/42	GBP	100	222,734
Bonds(k)	4.750	12/07/38	GBP	100	214,276
Unsec’d. Notes(k)	0.875	01/31/46	GBP	100	128,400
Unsec’d. Notes(k)	1.125	01/31/39	GBP	100	135,628

See Notes to Financial Statements.

78

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

United Kingdom (cont’d.)
United Kingdom Municipal Bonds Agency Finance Co. Designated Activity Co., Local Gov’t. Gtd. Notes	1.625%		08/26/60	GBP	750	$1,012,417

						64,732,379

Uruguay 0.1%
Uruguay Government International Bond,
Sr. Unsec’d. Notes	4.375		01/23/31		625	721,052
Sr. Unsec’d. Notes	6.875		09/28/25		2,202	2,587,100

						3,308,152

TOTAL SOVEREIGN BONDS (cost $1,832,712,121)						1,891,010,060

U.S. GOVERNMENT AGENCY OBLIGATIONS 1.1%
Federal National Mortgage Assoc.	5.375		12/07/28	GBP	20,307	35,262,334
Tennessee Valley Authority
Sr. Unsec’d. Notes	4.625		06/07/43	GBP	300	622,273
Sr. Unsec’d. Notes	5.625		06/07/32	GBP	14,971	28,417,085

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $65,384,319)						64,301,692

U.S. TREASURY OBLIGATIONS 0.4%
U.S. Treasury Bonds(h)(k)	1.125		08/15/40		14,930	12,914,450
U.S. Treasury Bonds	2.250		05/15/41		1,000	1,044,844
U.S. Treasury Notes(h)	0.625		08/15/30		5,000	4,634,375
U.S. Treasury Notes(h)(k)	1.375		02/15/23		2,450	2,485,027
U.S. Treasury Notes(k)	2.125		05/15/25		300	312,492
U.S. Treasury Strips Coupon(h)	1.872	(s)	05/15/31		400	339,797
U.S. Treasury Strips Coupon(h)	1.888	(s)	08/15/29		400	353,203
U.S. Treasury Strips Coupon(h)	2.089	(s)	11/15/35		800	617,000
U.S. Treasury Strips Coupon(h)	2.251	(s)	08/15/40		800	540,500

TOTAL U.S. TREASURY OBLIGATIONS (cost $23,916,067)						23,241,688

See Notes to Financial Statements.

PGIM Global Total Return Fund	79

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS 0.2%

United States
Chesapeake Energy Corp.	210,759	$13,433,779
Chesapeake Energy Corp. Backstop Commitment	1,212	77,253
Ferrellgas Partners LP (Class B Stock)	2,731	703,232

TOTAL COMMON STOCKS (cost $4,328,508)		14,214,264

PREFERRED STOCK 0.0%

United States
Citigroup Capital XIII, 6.502%(c), 3 Month LIBOR + 6.370%, Maturing 10/30/40 (cost $100,000)	4,000	109,800

TOTAL LONG-TERM INVESTMENTS (cost $5,908,719,535)		5,999,312,897

SHORT-TERM INVESTMENTS 1.7%

AFFILIATED MUTUAL FUNDS 1.7%
PGIM Core Ultra Short Bond Fund(wa)	53,862,194	53,862,194
PGIM Institutional Money Market Fund
(cost $48,774,702; includes $48,772,478 of cash collateral for securities on loan)(b)(wa)	48,820,394	48,791,102

TOTAL AFFILIATED MUTUAL FUNDS (cost $102,636,896)		102,653,296

OPTIONS PURCHASED*~ 0.0% (cost $34,756,823)		1,742,789

TOTAL SHORT-TERM INVESTMENTS (cost $137,393,719)		104,396,085

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 100.4% (cost $6,046,113,254)		6,103,708,982

OPTIONS WRITTEN*~ (0.0)% (premiums received $40,273,580)		(3,331,140)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 100.4% (cost $6,005,839,674)		6,100,377,842
Liabilities in excess of other assets(z) (0.4)%		(22,425,879)

NET ASSETS 100.0%		$6,077,951,963

See Notes to Financial Statements.

80

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

ITL—Italian Lira

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PLN—Polish Zloty

RON—Romanian Leu

RUB—Russian Ruble

SAR—Saudi Arabian Riyal

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

ABS—Asset-Backed Security

AID—Agency for International Development

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CAC—French Stock Market Index

CDOR—Canadian Dollar Offered Rate

CDX—Credit Derivative Index

CIBOR—Copenhagen Interbank Offered Rate

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

CME—Chicago Mercantile Exchange

COOIS—Colombia Overnight Interbank Reference Rate

CPI—Consumer Price Index

See Notes to Financial Statements.

PGIM Global Total Return Fund	81

Schedule of Investments (continued)

as of October 31, 2021

EMTN—Euro Medium Term Note

ESTR—Euro Short-Term Rate

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

HICP—Harmonised Index of Consumer Prices

ICE—Intercontinental Exchange

IO—Interest Only (Principal amount represents notional)

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MASTR—Morgan Stanley Structured Asset Security

MosPRIME—Moscow Prime Offered Rate

MPLE—Maple Bonds

MTN—Medium Term Note

NIBOR—Norwegian Interbank Offered Rate

NSA—Non-Seasonally Adjusted

OAT—Obligations Assimilables du Tresor

OFZ—Obligatsyi Federal’novo Zaima (Federal Loan Obligations)

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

REMICS—Real Estate Mortgage Investment Conduit Security

S—Semiannual payment frequency for swaps

SIBOR—Singapore Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

STIBOR—Stockholm Interbank Offered Rate

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TELBOR—Tel Aviv Interbank Offered Rate

THBFIX—Thai Baht Interest Rate Fixing

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $110,371,747 and 1.8% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $46,728,347; cash collateral of $48,772,478 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2021.

See Notes to Financial Statements.

82

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(jj)	Represents original contract currency denomination, settlement to occur in Euro currency.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreements.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs MXN	Call	Goldman Sachs International	02/23/22	26.00	—		159,750	$132,284
Currency Option USD vs MXN	Call	Barclays Bank PLC	02/23/22	31.50	—		319,500	37,136
Currency Option USD vs MXN	Call	Goldman Sachs International	02/23/22	36.00	—		103,800	4,114
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	01/26/22	55.00	—	AUD	640,000	2,980
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/26/22	63.00	—	AUD	320,000	9,662

Total OTC Traded (cost $ 33,166,816)								$186,176

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay	Notional Amount (000)#	Value
2- Year Interest Rate Swap, 05/21/25	Call	Deutsche Bank AG	05/17/23	2.05%	2.05	%(A)	3 Month SAIBOR(Q)	SAR 304,125	$240,585
iTraxx.EUR.36.V1, 12/20/26	Call	Barclays Bank PLC	01/19/22	0.57%	1.00	%(Q)	iTraxx.EUR. 36.V1(Q)	EUR 100,000	437,967

See Notes to Financial Statements.

PGIM Global Total Return Fund	83

Schedule of Investments (continued)

as of October 31, 2021

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay		Notional Amount (000)#	Value
2- Year Interest Rate Swap, 05/21/25	Put	Deutsche Bank AG	05/17/23	2.05%	3 Month SAIBOR(Q)	2.05	%(A)	SAR 304,125	$804,907
iTraxx.EUR.36.V1, 12/20/26	Put	Barclays Bank PLC	01/19/22	0.78%	iTraxx.EUR. 36.V1(Q)	1.00	%(Q)	EUR 100,000	73,154

Total OTC Swaptions (cost $1,590,007)									$1,556,613

Total Options Purchased (cost $34,756,823)									$1,742,789

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs MXN	Call	Barclays Bank PLC	02/23/22	26.00	—	159,750	$(132,284)
Currency Option USD vs MXN	Call	Goldman Sachs International	02/23/22	31.50	—	319,500	(37,136)
Currency Option USD vs MXN	Call	Citibank, N.A.	02/23/22	36.00	—	103,800	(4,114)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/26/22	55.00	—	AUD 640,000	(2,980)
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	01/26/22	63.00	—	AUD 320,000	(9,662)

Total OTC Traded (premiums received $37,217,286)							$(186,176)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
2- Year Interest Rate Swap, 05/19/25	Call	Deutsche Bank AG	05/17/23	1.13%	3 Month LIBOR(Q)	1.13%(S)	81,100	$(379,458)
iTraxx.EUR.36.V1, 12/20/26	Call	Barclays Bank PLC	01/19/22	0.78%	iTraxx.EUR. 36.V1(Q)	1.00%(Q)	EUR 100,000	(1,479,189)
2- Year Interest Rate Swap, 05/19/25	Put	Deutsche Bank AG	05/17/23	1.13%	1.13%(S)	3 Month LIBOR(Q)	81,100	(941,423)
GS_21-PJA††^	Put	Goldman Sachs International	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	69,580	(9,807)

See Notes to Financial Statements.

84

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive		Pay		Notional Amount (000)#		Value
iTraxx.EUR.36.V1, 12/20/26	Put	Barclays Bank PLC	01/19/22	0.57%	1.00	%(Q)	iTraxx.EUR. 36.V1	(Q)	EUR	100,000	$(175,870)
iTraxx.XO.35.V1, 06/20/26	Put	Barclays Bank PLC	06/15/22	9.00%	5.00	%(Q)	iTraxx.XO. 35.V1	(Q)	EUR	10,000	(37,677)
iTraxx.XO.36.V1, 12/20/26	Put	Barclays Bank PLC	09/21/22	8.00%	5.00	%(Q)	iTraxx.XO. 36.V1	(Q)	EUR	5,000	(86,004)
iTraxx.XO.36.V1, 12/20/26^	Put	Barclays Bank PLC	09/21/22	9.00%	5.00	%(Q)	iTraxx.XO. 36.V1	(Q)	EUR	5,000	(35,536)

Total OTC Swaptions (premiums received $3,056,294)											$(3,144,964)

Total Options Written (premiums received $40,273,580)											$(3,331,140)

††	The value of the contract, GS_21-PJA, is derived from a pool of senior prime jumbo mortgages.

Futures contracts outstanding at October 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
1,141	5 Year U.S. Treasury Notes	Dec. 2021	$138,916,750	$(1,837,096)
179	10 Year Australian Treasury Bonds	Dec. 2021	18,158,109	(1,230,217)
977	10 Year U.S. Ultra Treasury Notes	Dec. 2021	141,695,531	(2,572,049)
3,383	20 Year U.S. Treasury Bonds	Dec. 2021	544,134,406	(5,612,201)
1,907	30 Year U.S. Ultra Treasury Bonds	Dec. 2021	374,546,719	(2,234,955)
386	Euro-OAT	Dec. 2021	73,179,424	(2,185,457)
2,207	Japanese Yen Currency	Dec. 2021	242,218,250	(7,962,348)

				(23,634,323)

Short Positions:
10	30 Day Federal Funds	Jan. 2022	4,163,666	3,318
1	30 Day Federal Funds	Apr. 2022	416,158	707
152	3 Month CME SOFR	Jun. 2022	37,954,400	59,259
510	3 Month CME SOFR	Sep. 2022	127,143,000	318,817
7,606	2 Year U.S. Treasury Notes	Dec. 2021	1,667,615,500	7,120,415
2,903	5 Year Euro-Bobl	Dec. 2021	448,880,904	6,775,621
76	10 Year Euro-Bund	Dec. 2021	14,770,351	54,404
814	10 Year U.K. Gilt	Dec. 2021	139,160,842	3,868,140
5	10 Year U.S. Treasury Notes	Dec. 2021	653,516	5,149
4	30 Year Euro Buxl	Dec. 2021	966,324	(6,200)

See Notes to Financial Statements.

PGIM Global Total Return Fund	85

Schedule of Investments (continued)

as of October 31, 2021

Futures contracts outstanding at October 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
473	Euro Currency	Dec. 2021	$68,398,756	$1,511,093
5,962	Euro Schatz Index	Dec. 2021	771,636,381	2,290,977

				22,001,700

				$(1,632,623)

Forward foreign currency exchange contracts outstanding at October 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	16,985	$12,514,039	$12,780,232	$266,193	$—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	8,854	6,683,675	6,661,888	—	(21,787)
Expiring 01/28/22	Citibank, N.A.	AUD	6,290	4,130,832	4,732,788	601,956	—
Expiring 01/28/22	Morgan Stanley & Co. International PLC	AUD	25,868	19,530,568	19,463,841	—	(66,727)
Expiring 10/31/23	JPMorgan Chase Bank, N.A.	AUD	4,867	3,379,499	3,619,403	239,904	—
Brazilian Real,
Expiring 11/03/21	Citibank, N.A.	BRL	30,341	5,435,214	5,370,510	—	(64,704)
Expiring 01/28/22	Citibank, N.A.	BRL	1,600	302,000	277,684	—	(24,316)
Expiring 01/28/22	JPMorgan Chase Bank, N.A.	BRL	55,832	9,989,575	9,691,582	—	(297,993)
Expiring 01/28/22	Morgan Stanley & Co. International PLC	BRL	60,555	11,124,328	10,511,521	—	(612,807)
British Pound,
Expiring 01/19/22	Citibank, N.A.	GBP	228	313,320	312,106	—	(1,214)
Expiring 01/19/22	Standard Chartered Bank	GBP	1,505	2,077,043	2,059,991	—	(17,052)
Expiring 01/28/22	Morgan Stanley & Co. International PLC	GBP	3,429	4,733,768	4,693,832	—	(39,936)

See Notes to Financial Statements.

86

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar,
Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CAD	50,097	$40,179,014	$40,484,575	$305,561	$—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	CAD	3,279	2,658,351	2,649,436	—	(8,915)
Chilean Peso,
Expiring 12/15/21	HSBC Bank PLC	CLP	2,143,200	2,740,840	2,620,595	—	(120,245)
Chinese Renminbi,
Expiring 11/18/21	Citibank, N.A.	CNH	353,761	54,162,315	55,129,157	966,842	—
Expiring 11/18/21	HSBC Bank PLC	CNH	42,714	6,599,220	6,656,467	57,247	—
Expiring 11/18/21	HSBC Bank PLC	CNH	27,359	4,277,441	4,263,505	—	(13,936)
Expiring 11/18/21	HSBC Bank PLC	CNH	6,000	929,595	935,024	5,429	—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	1,300,855	199,309,700	202,721,562	3,411,862	—
Colombian Peso,
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	COP	14,764,890	3,907,968	3,908,277	309	—
Czech Koruna,
Expiring 01/19/22	Barclays Bank PLC	CZK	105,693	4,794,301	4,745,498	—	(48,803)
Danish Krone,
Expiring 01/19/22	Citibank, N.A.	DKK	40,892	6,374,117	6,368,883	—	(5,234)
Expiring 01/19/22	Goldman Sachs International	DKK	14,408	2,266,401	2,243,965	—	(22,436)
Euro,
Expiring 11/23/21	Citibank, N.A.	EUR	25,700	29,854,122	29,723,199	—	(130,923)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	6,600	7,637,925	7,645,720	7,795	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	500	581,204	579,221	—	(1,983)
Expiring 01/19/22	Standard Chartered Bank	EUR	9,458	11,066,124	10,956,524	—	(109,600)
Expiring 01/19/22	The Toronto-Dominion Bank	EUR	1,020	1,186,707	1,181,612	—	(5,095)
Hungarian Forint,
Expiring 01/19/22	Barclays Bank PLC	HUF	2,499,872	7,991,406	8,003,666	12,260	—
Expiring 01/19/22	Citibank, N.A.	HUF	696,395	2,243,549	2,229,599	—	(13,950)
Israeli Shekel,
Expiring 12/15/21	BNP Paribas S.A.	ILS	18,641	5,794,603	5,892,877	98,274	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	87

Schedule of Investments (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel (cont’d.),
Expiring 12/15/21	Morgan Stanley & Co. International PLC	ILS	6,297	$1,990,269	$1,990,720	$451	$—
Japanese Yen,
Expiring 01/19/22	Barclays Bank PLC	JPY	33,831,630	297,725,056	297,146,558	—	(578,498)
Expiring 01/19/22	HSBC Bank PLC	JPY	867,808	7,660,534	7,622,046	—	(38,488)
Expiring 01/28/22	Citibank, N.A.	JPY	1,712,418	16,719,569	15,041,453	—	(1,678,116)
Expiring 01/28/22	Deutsche Bank AG	JPY	2,129,416	20,217,000	18,704,259	—	(1,512,741)
Expiring 01/28/22	Deutsche Bank AG	JPY	802,022	7,693,000	7,044,762	—	(648,238)
Expiring 01/28/22	Deutsche Bank AG	JPY	408,984	3,775,000	3,592,409	—	(182,591)
Expiring 05/31/22	Citibank, N.A.	JPY	451,400	4,141,710	3,971,196	—	(170,514)
Expiring 05/31/22	Deutsche Bank AG	JPY	3,195,124	29,579,000	28,109,104	—	(1,469,896)
Expiring 10/31/23	Bank of America, N.A.	JPY	1,051,903	10,538,000	9,420,142	—	(1,117,858)
Expiring 10/31/23	Barclays Bank PLC	JPY	525,393	5,512,000	4,705,067	—	(806,933)
Expiring 10/31/23	Barclays Bank PLC	JPY	406,236	4,196,000	3,637,976	—	(558,024)
Expiring 10/31/23	Deutsche Bank AG	JPY	511,039	5,354,000	4,576,526	—	(777,474)
Expiring 10/31/23	Goldman Sachs International	JPY	1,254,996	12,881,000	11,238,904	—	(1,642,096)
Expiring 10/31/23	Morgan Stanley & Co. International PLC	JPY	1,637,975	15,824,364	14,668,607	—	(1,155,757)
Malaysian Ringgit,
Expiring 12/15/21	Barclays Bank PLC	MYR	61,814	14,828,170	14,878,375	50,205	—
Mexican Peso,
Expiring 12/15/21	Morgan Stanley & Co. International PLC	MXN	55,085	2,690,611	2,656,261	—	(34,350)
Expiring 12/15/21	UBS AG	MXN	19,342	928,771	932,683	3,912	—
Expiring 02/25/22	Bank of America, N.A.	MXN	206,269	8,742,706	9,828,916	1,086,210	—
Expiring 02/25/22	Citibank, N.A.	MXN	127,232	6,119,126	6,062,701	—	(56,425)
Expiring 04/28/23	JPMorgan Chase Bank, N.A.	MXN	110,648	4,577,425	4,875,656	298,231	—
Expiring 04/28/23	Morgan Stanley & Co. International PLC	MXN	352,530	14,859,000	15,534,100	675,100	—
New Zealand Dollar,
Expiring 01/19/22	Morgan Stanley & Co. International PLC	NZD	7,256	5,225,278	5,192,294	—	(32,984)

See Notes to Financial Statements.

88

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone,
Expiring 01/19/22	Citibank, N.A.	NOK	20,432	$2,378,643	$2,416,548	$37,905	$—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	NOK	26,659	3,201,283	3,153,137	—	(48,146)
Polish Zloty,
Expiring 01/19/22	Barclays Bank PLC	PLN	32,242	8,099,826	8,065,449	—	(34,377)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	PLN	19,735	4,979,954	4,936,758	—	(43,196)
Romanian Leu,
Expiring 01/19/22	Barclays Bank PLC	RON	11,029	2,552,739	2,560,575	7,836	—
Russian Ruble,
Expiring 12/15/21	Barclays Bank PLC	RUB	384,339	5,160,709	5,362,203	201,494	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	384,339	5,184,587	5,362,203	177,616	—
Singapore Dollar,
Expiring 12/15/21	BNP Paribas S.A.	SGD	11,708	8,709,394	8,680,107	—	(29,287)
South African Rand,
Expiring 12/15/21	Goldman Sachs International	ZAR	58,553	3,853,592	3,810,805	—	(42,787)
Expiring 12/23/21	Goldman Sachs International	ZAR	199,522	10,565,000	12,971,071	2,406,071	—
South Korean Won,
Expiring 12/15/21	Morgan Stanley & Co. International PLC	KRW	79,541,344	67,917,879	67,641,876	—	(276,003)
Thai Baht,
Expiring 12/15/21	Citibank, N.A.	THB	489,117	15,052,988	14,735,568	—	(317,420)

				$1,114,202,947	$1,110,241,755	10,918,663	(14,879,855)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/22	Citibank, N.A.	AUD	148	$110,482	$111,070	$—	$(588)
Expiring 05/31/22	Morgan Stanley & Co. International PLC	AUD	6,023	4,547,606	4,528,363	19,243	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	89

Schedule of Investments (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real,
Expiring 11/03/21	Citibank, N.A.	BRL	29,012	$5,446,628	$5,135,278	$311,350	$—
Expiring 01/28/22	Citibank, N.A.	BRL	83,680	14,917,000	14,525,698	391,302	—
Expiring 01/28/22	Citibank, N.A.	BRL	10,638	2,023,155	1,846,595	176,560	—
Expiring 01/28/22	Morgan Stanley & Co. International PLC	BRL	23,668	4,170,793	4,108,495	62,298	—
British Pound,
Expiring 01/19/22	Bank of America, N.A.	GBP	1,213	1,648,670	1,661,110	—	(12,440)
Expiring 01/19/22	Barclays Bank PLC	GBP	270,500	367,761,571	370,288,581	—	(2,527,010)
Expiring 01/28/22	Deutsche Bank AG	GBP	1,373	1,909,578	1,879,550	30,028	—
Expiring 01/28/22	JPMorgan Chase Bank, N.A.	GBP	3,429	4,482,937	4,693,831	—	(210,894)
Chinese Renminbi,
Expiring 11/18/21	Barclays Bank PLC	CNH	41,113	6,332,556	6,406,877	—	(74,321)
Expiring 11/18/21	HSBC Bank PLC	CNH	6,046	924,037	942,163	—	(18,126)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	22,706	3,541,928	3,538,462	3,466	—
Expiring 11/18/21	UBS AG	CNH	82,294	12,611,535	12,824,537	—	(213,002)
Euro,
Expiring 11/23/21	HSBC Bank PLC	EUR	15,031	17,787,948	17,383,693	404,255	—
Expiring 01/19/22	BNP Paribas S.A.	EUR	7,994	9,269,706	9,261,125	8,581	—
Expiring 01/19/22	Goldman Sachs International	EUR	101,031	116,973,729	117,038,640	—	(64,911)
Expiring 01/19/22	HSBC Bank PLC	EUR	108,681	125,849,513	125,900,972	—	(51,459)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	8,367	9,734,821	9,692,517	42,304	—
Expiring 01/19/22	UBS AG	EUR	107,514	124,580,315	124,548,543	31,772	—
Expiring 01/19/22	UBS AG	EUR	67,639	78,371,774	78,356,385	15,389	—
Hong Kong Dollar,
Expiring 11/18/21	HSBC Bank PLC	HKD	49,204	6,325,325	6,324,318	1,007	—
Indonesian Rupiah,
Expiring 12/15/21	Citibank, N.A.	IDR	24,529,047	1,680,532	1,715,846	—	(35,314)
Japanese Yen,
Expiring 01/28/22	Citibank, N.A.	JPY	2,791,463	26,724,068	24,519,508	2,204,560	—
Expiring 01/28/22	Citibank, N.A.	JPY	2,138,817	20,118,684	18,786,836	1,331,848	—
Expiring 01/28/22	Citibank, N.A.	JPY	2,099,346	20,296,676	18,440,130	1,856,546	—
Expiring 01/28/22	Citibank, N.A.	JPY	453,591	4,154,524	3,984,229	170,295	—
Expiring 05/31/22	Citibank, N.A.	JPY	1,428,721	13,839,506	12,569,178	1,270,328	—
Expiring 05/31/22	Deutsche Bank AG	JPY	1,686,190	16,037,000	14,834,254	1,202,746	—

See Notes to Financial Statements.

90

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 10/31/23	Bank of America, N.A.	JPY	3,313,990	$32,471,000	$29,677,882	$2,793,118	$—
Expiring 10/31/23	Bank of America, N.A.	JPY	1,679,332	16,646,000	15,038,972	1,607,028	—
Expiring 10/31/23	Citibank, N.A.	JPY	628,883	6,526,054	5,631,858	894,196	—
Expiring 10/31/23	Citibank, N.A.	JPY	115,153	1,102,894	1,031,235	71,659	—
Mexican Peso,
Expiring 02/25/22	Barclays Bank PLC	MXN	210,698	8,909,000	10,039,941	—	(1,130,941)
Expiring 02/25/22	Deutsche Bank AG	MXN	68,653	3,198,000	3,271,380	—	(73,380)
Expiring 02/25/22	Goldman Sachs International	MXN	54,150	2,184,000	2,580,295	—	(396,295)
Expiring 04/28/23	Morgan Stanley & Co. International PLC	MXN	463,178	20,111,923	20,409,756	—	(297,833)
New Zealand Dollar,
Expiring 01/19/22	HSBC Bank PLC	NZD	3,644	2,527,938	2,607,416	—	(79,478)
Peruvian Nuevo Sol,
Expiring 12/15/21	Citibank, N.A.	PEN	61,356	14,928,191	15,348,606	—	(420,415)
South African Rand,
Expiring 12/15/21	Barclays Bank PLC	ZAR	96,150	6,584,729	6,257,700	327,029	—
Expiring 12/15/21	Citibank, N.A.	ZAR	58,446	4,042,651	3,803,836	238,815	—
Expiring 12/15/21	HSBC Bank PLC	ZAR	105,268	7,296,811	6,851,167	445,644	—
Expiring 12/23/21	Barclays Bank PLC	ZAR	121,563	6,557,501	7,902,891	—	(1,345,390)
Expiring 12/23/21	Goldman Sachs International	ZAR	21,115	1,332,000	1,372,709	—	(40,709)
Expiring 12/23/21	Morgan Stanley & Co. International PLC	ZAR	56,844	3,716,269	3,695,471	20,798	—
Swedish Krona,
Expiring 01/19/22	Morgan Stanley & Co. International PLC	SEK	49,483	5,646,692	5,769,190	—	(122,498)
Swiss Franc,
Expiring 01/19/22	Barclays Bank PLC	CHF	5,413	5,860,397	5,926,442	—	(66,045)

				$1,171,814,647	$1,163,063,531	15,932,165	(7,181,049)

						$26,850,828	$(22,060,904)

See Notes to Financial Statements.

PGIM Global Total Return Fund	91

Schedule of Investments (continued)

as of October 31, 2021

Cross currency exchange contracts outstanding at October 31, 2021:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/28/22	Buy	JPY	426,399	AUD	6,290	$—	$(987,405)	Deutsche Bank AG
01/28/22	Buy	JPY	720,153	AUD	9,631	—	(921,012)	Deutsche Bank AG
01/28/22	Buy	JPY	1,310,456	AUD	16,731	—	(1,078,200)	BNP Paribas S.A.
05/31/22	Buy	AUD	23,459	JPY	1,788,749	1,901,015	—	Deutsche Bank AG Goldman Sachs
05/31/22	Buy	JPY	1,257,136	AUD	17,436	—	(2,049,519)	International
10/31/23	Buy	AUD	8,947	JPY	599,449	1,285,279	—	Deutsche Bank AG Goldman Sachs
10/31/23	Buy	JPY	277,535	AUD	3,979	—	(473,611)	International Morgan Stanley & Co.
10/31/23	Buy	JPY	671,731	AUD	9,835	—	(1,298,346)	International PLC

						$3,186,294	$(6,808,093)

Credit default swap agreements outstanding at October 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**:
Emirate of Abu Dhabi (D01)	12/20/26	1.000%(Q)	1,000	$(29,815)	$301	$(30,116)	Bank of America, N.A.
Federation of Malaysia (D01)	12/20/26	1.000%(Q)	2,000	(48,223)	601	(48,824)	Bank of America, N.A.
Kingdom of Saudi Arabia (D01)	12/20/26	1.000%(Q)	1,000	(26,411)	301	(26,712)	Bank of America, N.A.
People’s Republic of China (D01)	12/20/26	1.000%(Q)	6,000	(168,929)	1,804	(170,733)	Bank of America, N.A.
Republic of Argentina (D01)	12/20/26	1.000%(Q)	1,000	592,602	301	592,301	Bank of America, N.A.
Republic of Brazil (D01)	12/20/26	1.000%(Q)	6,000	409,647	1,804	407,843	Bank of America, N.A.
Republic of Chile (D01)	12/20/26	1.000%(Q)	1,000	(6,925)	301	(7,226)	Bank of America, N.A.
Republic of Colombia (D01)	12/20/26	1.000%(Q)	2,500	73,381	751	72,630	Bank of America, N.A.
Republic of Indonesia (D01)	12/20/26	1.000%(Q)	4,500	(45,319)	1,353	(46,672)	Bank of America, N.A.
Republic of Panama (D01)	12/20/26	1.000%(Q)	1,000	(4,519)	301	(4,820)	Bank of America, N.A.
Republic of Peru (D01)	12/20/26	1.000%(Q)	1,000	(3,822)	301	(4,123)	Bank of America, N.A.

See Notes to Financial Statements.

92

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Republic of Philippines (D01)	12/20/26	1.000%(Q)	1,000	$(22,532)	$301	$(22,833)	Bank of America, N.A.
Republic of South Africa (D01)	12/20/26	1.000%(Q)	5,500	288,419	1,653	286,766	Bank of America, N.A.
Republic of Turkey (D01)	12/20/26	1.000%(Q)	6,000	915,927	1,804	914,123	Bank of America, N.A.
Republic of Ukraine (D01)	12/20/26	1.000%(Q)	1,000	143,784	301	143,483	Bank of America, N.A.
Russian Federation (D01)	12/20/26	1.000%(Q)	3,000	(29,082)	902	(29,984)	Bank of America, N.A.
State of Qatar (D01)	12/20/26	1.000%(Q)	1,000	(29,215)	301	(29,516)	Bank of America, N.A.
United Mexican States (D01)	12/20/26	1.000%(Q)	5,500	2,615	1,653	962	Bank of America, N.A.
Emirate of Abu Dhabi (D02)	12/20/26	1.000%(Q)	1,500	(44,722)	949	(45,671)	Bank of America, N.A.
Federation of Malaysia (D02)	12/20/26	1.000%(Q)	3,000	(72,335)	1,897	(74,232)	Bank of America, N.A.
Kingdom of Saudi Arabia (D02)	12/20/26	1.000%(Q)	1,500	(39,617)	949	(40,566)	Bank of America, N.A.
People’s Republic of China (D02)	12/20/26	1.000%(Q)	9,000	(253,393)	5,692	(259,085)	Bank of America, N.A.
Republic of Argentina (D02)	12/20/26	1.000%(Q)	1,500	888,903	949	887,954	Bank of America, N.A.
Republic of Brazil (D02)	12/20/26	1.000%(Q)	9,000	614,470	5,692	608,778	Bank of America, N.A.
Republic of Chile (D02)	12/20/26	1.000%(Q)	1,500	(10,387)	949	(11,336)	Bank of America, N.A.
Republic of Colombia (D02)	12/20/26	1.000%(Q)	3,750	110,071	2,372	107,699	Bank of America, N.A.
Republic of Indonesia (D02)	12/20/26	1.000%(Q)	6,750	(67,978)	4,269	(72,247)	Bank of America, N.A.
Republic of Panama (D02)	12/20/26	1.000%(Q)	1,500	(6,779)	949	(7,728)	Bank of America, N.A.
Republic of Peru (D02)	12/20/26	1.000%(Q)	1,500	(5,732)	949	(6,681)	Bank of America, N.A.
Republic of Philippines (D02)	12/20/26	1.000%(Q)	1,500	(33,798)	949	(34,747)	Bank of America, N.A.
Republic of South Africa (D02)	12/20/26	1.000%(Q)	8,250	432,628	5,218	427,410	Bank of America, N.A.
Republic of Turkey (D02)	12/20/26	1.000%(Q)	9,000	1,373,890	5,692	1,368,198	Bank of America, N.A.
Republic of Ukraine (D02)	12/20/26	1.000%(Q)	1,500	215,676	949	214,727	Bank of America, N.A.

See Notes to Financial Statements.

PGIM Global Total Return Fund	93

Schedule of Investments (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Russian Federation (D02)	12/20/26	1.000%(Q)	4,500	$(43,623)	$2,846	$(46,469)	Bank of America, N.A.
State of Qatar (D02)	12/20/26	1.000%(Q)	1,500	(43,823)	949	(44,772)	Bank of America, N.A.
United Mexican States (D02)	12/20/26	1.000%(Q)	8,250	3,923	5,218	(1,295)	Bank of America, N.A.

				$5,028,957	$62,471	$4,966,486

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on credit indices—Sell Protection(2)**:
CDX.EM.36.V1 (D01)	12/20/26	1.000%(Q)	50,000	1.863%	$(2,011,297)	$(24,867)	$(1,986,430)	Bank of America, N.A.
CDX.EM.36.V1 (D02)	12/20/26	1.000%(Q)	75,000	1.863%	(3,016,946)	(99,409)	(2,917,537)	Bank of America, N.A.

					$(5,028,243)	$(124,276)	$(4,903,967)

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s). Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01 - D02).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA††	11/15/21	0.250%(M)	69,580	*	$16,911	$(3,382)	$20,293	Goldman Sachs International

††	The value of the contract, GS_21-PJA, is derived from a pool of senior prime jumbo mortgages.

See Notes to Financial Statements.

94

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Ryder System, Inc.	06/20/25	1.000%(Q)	9,540	$136,814	$(178,179)	$(314,993)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Central Bank of Tunisia	12/20/22	1.000%(Q)	700	$72,137	$16,342	$55,795	Barclays Bank PLC
Eskom Holdings SOC Ltd.	12/20/23	1.000%(Q)	EUR 2,640	134,875	249,357	(114,482)	Deutsche Bank AG
Gazprom Pao	06/20/25	1.000%(Q)	EUR 2,000	(8,892)	17,057	(25,949)	Barclays Bank PLC
Host Hotels & Resorts LP	06/20/24	1.000%(Q)	5,000	(60,071)	47,162	(107,233)	Goldman Sachs International
Marriott International, Inc.	06/20/25	1.000%(Q)	875	(16,438)	29,563	(46,001)	Morgan Stanley & Co. International PLC
Republic of France	12/20/26	0.250%(Q)	11,140	(22,166)	(22,548)	382	Barclays Bank PLC
Republic of South Africa	06/20/26	1.000%(Q)	1,000	41,099	36,818	4,281	Goldman Sachs International
Safeway Inc.	03/20/23	5.000%(Q)	5,000	(344,230)	(298,646)	(45,584)	BNP Paribas S.A.
Sasol Ltd.	12/20/22	1.000%(Q)	800	258	37,683	(37,425)	Barclays Bank PLC

				$(203,428)	$112,788	$(316,216)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
American International Group, Inc.	06/20/26	1.000%(Q)	3,260	0.542%	$71,957	$45,496	$ 26,461	Bank of America, N.A.
Bank of Nova Scotia	06/20/22	1.000%(Q)	10,000	0.408%	50,034	41,638	8,396	Credit Suisse International
Barclays PLC	12/20/26	1.000%(Q)	EUR 3,000	0.546%	85,437	32,255	53,182	Citibank, N.A.
BNP Paribas S.A.	06/20/23	1.000%(Q)	EUR 5,000	0.159%	87,878	84,760	3,118	Barclays Bank PLC
Boeing Co.	12/20/21	1.000%(Q)	12,100	0.331%	25,800	8,835	16,965	Bank of America, N.A.
Boeing Co.	12/20/21	1.000%(Q)	7,605	0.331%	16,216	4,663	11,553	Goldman Sachs International

See Notes to Financial Statements.

PGIM Global Total Return Fund	95

Schedule of Investments (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Credit Suisse Group AG	06/20/22	1.000	%(Q)	EUR	5,000	0.220%	$36,078	$29,816	$6,262	Barclays Bank PLC
Devon Energy Corp.	12/20/21	1.000	%(Q)		6,560	0.333%	13,971	6,780	7,191	Goldman Sachs International
DP World PLC	12/20/24	1.000	%(Q)		2,000	0.577%	28,848	5,895	22,953	Barclays Bank PLC
Electricite de France S.A.	12/20/22	1.000	%(Q)	EUR	8,470	0.148%	108,316	88,577	19,739	Goldman Sachs International
Emirate of Dubai	12/20/24	1.000	%(Q)		1,000	0.629%	12,768	2,370	10,398	Citibank, N.A.
EQT Corp.	06/20/22	5.000	%(Q)		3,590	1.068%	112,158	82,488	29,670	Credit Suisse International
Eskom Holdings SOC Ltd.	12/20/23	1.000	%(Q)		3,000	3.167%	(131,312)	(247,546)	116,234	Deutsche Bank AG
Federation of Malaysia	12/20/24	1.000	%(Q)		1,000	0.309%	22,892	10,806	12,086	Citibank, N.A. Morgan Stanley &Co.
General Electric Co.	06/20/22	1.000	%(Q)		12,360	0.164%	81,479	55,424	26,055	International PLC
Generalitat de Cataluna	12/20/22	1.000	%(Q)		2,960	*	21,632	(131,368)	153,000	Citibank, N.A.
Generalitat de Cataluna	12/20/25	1.000	%(Q)		4,900	*	43,563	(38,697)	82,260	Deutsche Bank AG
Goldman Sachs Group, Inc.	12/20/21	1.000	%(Q)		10,470	0.243%	23,656	11,537	12,119	Barclays Bank PLC
Halliburton Co.	12/20/26	1.000	%(Q)		4,240	0.713%	65,644	41,761	23,883	Goldman Sachs International
Hellenic Republic	06/20/22	1.000	%(Q)		410	0.164%	2,703	(13,533)	16,236	Citibank, N.A.
Hellenic Republic	06/20/22	1.000	%(Q)		200	0.164%	1,318	(6,788)	8,106	Goldman Sachs International
Hellenic Republic	12/20/22	1.000	%(Q)		500	0.237%	4,989	(14,756)	19,745	Citibank, N.A.
Hellenic Republic	06/20/23	1.000	%(Q)		300	0.338%	3,636	(11,119)	14,755	Citibank, N.A.
Hellenic Republic	06/20/24	1.000	%(Q)		1,000	0.491%	14,620	(107,289)	121,909	Barclays Bank PLC
Israel Electric Corp Ltd.	12/20/24	1.000	%(Q)		1,000	0.577%	14,418	8,064	6,354	Barclays Bank PLC
Japan Govt.	06/20/28	1.000	%(Q)		15,000	0.260%	736,462	694,836	41,626	Citibank, N.A.

See Notes to Financial Statements.

96

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
JPMorgan Chase & Co.	12/20/21	1.000	%(Q)	6,980	0.206%	$16,142	$8,173	$7,969	Barclays Bank PLC
Kingdom of Saudi Arabia	12/20/21	1.000	%(Q)	1,900	0.056%	4,806	(1,849)	6,655	Barclays Bank PLC
Kingdom of Saudi Arabia	06/20/22	1.000	%(Q)	3,000	0.087%	21,283	9,517	11,766	HSBC Bank PLC
Kingdom of Spain	06/20/23	1.000	%(Q)	42,665	0.109%	680,129	172,011	508,118	Bank of America, N.A.
Kingdom of Spain	06/20/24	1.000	%(Q)	700	0.127%	17,062	(12,602)	29,664	Morgan Stanley &Co. International PLC
Kingdom of Spain	06/20/25	1.000	%(Q)	9,940	0.231%	289,139	(69,552)	358,691	Bank of America, N.A.
Kingdom of Spain	06/20/25	1.000	%(Q)	7,500	0.231%	218,164	(67,515)	285,679	JPMorgan Chase Bank, N.A.
Kingdom of Spain	06/20/25	1.000	%(Q)	7,500	0.231%	218,164	(64,969)	283,133	JPMorgan Chase Bank, N.A.
Kingdom of Spain	06/20/25	1.000	%(Q)	3,000	0.231%	87,265	25,359	61,906	Citibank, N.A.
Kingdom of Spain	06/20/25	1.000	%(Q)	1,645	0.231%	47,851	15,680	32,171	Barclays Bank PLC
Kingdom of Spain	12/20/25	1.000	%(Q)	5,000	0.261%	157,929	81,087	76,842	JPMorgan Chase Bank, N.A.
Kingdom of									Credit Suisse
Spain	06/20/30	1.000	%(Q)	1,100	0.535%	42,967	(3,562)	46,529	International
Kingdom of Spain	12/20/30	1.000	%(Q)	2,000	0.555%	78,633	42,151	36,482	Barclays Bank PLC
Kingdom of Thailand	12/20/21	1.000	%(Q)	2,100	0.069%	5,273	144	5,129	Barclays Bank PLC
People’s Republic of China	12/20/21	1.000	%(Q)	1,600	0.092%	3,964	(250)	4,214	Citibank, N.A.
People’s Republic of China	12/20/21	1.000	%(Q)	1,500	0.092%	3,717	(202)	3,919	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Global Total Return Fund	97

Schedule of Investments (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
People’s Republic of China	03/20/22	1.000	%(Q)	2,000	0.096%	$9,460	$(2,739)	$12,199	Goldman Sachs International
People’s Republic of China	03/20/22	1.000	%(Q)	1,000	0.096%	4,730	(2,144)	6,874	Deutsche Bank AG
People’s Republic of China	12/20/24	1.000	%(Q)	1,000	0.252%	24,699	13,266	11,433	Citibank, N.A.
Republic of Chile	12/20/21	1.000	%(Q)	6,770	0.236%	15,364	7,912	7,452	Citibank, N.A.
Republic of Chile	12/20/21	1.000	%(Q)	2,500	0.236%	5,674	(310)	5,984	Goldman Sachs International
Republic of Colombia	06/20/23	1.000	%(Q)	5,000	0.752%	26,311	(4,149)	30,460	Goldman Sachs International
Republic of Colombia	12/20/26	1.000	%(Q)	1,000	1.622%	(29,352)	(59,951)	30,599	Citibank, N.A.
Republic of France	12/20/26	0.250	%(Q)	11,140	0.217%	22,166	87,811	(65,645)	Barclays Bank PLC
Republic of Hungary	06/20/22	1.000	%(Q)	3,550	0.125%	24,322	(4,262)	28,584	Citibank, N.A.
Republic of Indonesia	06/20/23	1.000	%(Q)	13,885	0.292%	178,903	(32,675)	211,578	Citibank, N.A.
Republic of Indonesia	06/20/25	1.000	%(Q)	6,800	0.563%	115,136	(228,218)	343,354	Morgan Stanley &Co. International PLC
Republic of Indonesia	06/20/25	1.000	%(Q)	6,100	0.563%	103,284	(129,868)	233,152	Morgan Stanley &Co. International PLC
Republic of Indonesia	06/20/25	1.000	%(Q)	2,365	0.563%	40,044	(79,264)	119,308	JPMorgan Chase Bank, N.A.
Republic of Indonesia	06/20/25	1.000	%(Q)	2,155	0.563%	36,488	(70,153)	106,641	BNP Paribas S.A.
Republic of Ireland	12/20/26	1.000	%(Q)	2,000	0.151%	88,654	3,350	85,304	Goldman Sachs International

See Notes to Financial Statements.

98

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of Ireland	06/20/27	1.000	%(Q)	2,800	0.170%	$132,401	$48,022	$84,379	Morgan Stanley &Co. International PLC
Republic of Italy	03/20/22	1.000	%(Q)	3,000	0.125%	13,846	(13,516)	27,362	Goldman Sachs International
Republic of Italy	03/20/22	1.000	%(Q)	3,000	0.125%	13,846	(13,506)	27,352	JPMorgan Chase Bank, N.A.
Republic of Italy	06/20/23	1.000	%(Q)	18,300	0.294%	235,130	(391,878)	627,008	Bank of America, N.A.
Republic of Italy	06/20/23	1.000	%(Q)	4,000	0.294%	51,394	—	51,394	Morgan Stanley &Co. International PLC
Republic of Italy	06/20/24	1.000	%(Q)	6,000	0.438%	96,166	(164,310)	260,476	Bank of America, N.A.
Republic of Italy	06/20/24	1.000	%(Q)	900	0.270%	18,471	(25,234)	43,705	Deutsche Bank AG
Republic of Italy	06/20/25	1.000	%(Q)	7,000	0.587%	112,508	(190,618)	303,126	Credit Suisse International
Republic of Italy	06/20/26	1.000	%(Q)	5,000	0.736%	65,722	(235,254)	300,976	BNP Paribas S.A.
Republic of Italy	06/20/26	1.000	%(Q)	4,200	0.736%	55,205	(152,217)	207,422	Bank of America, N.A.
Republic of Italy	12/20/26	1.000	%(Q)	400	0.803%	4,391	(24,255)	28,646	HSBC Bank PLC
Republic of Italy	12/20/30	1.000	%(Q)	7,000	1.218%	(117,485)	(158,497)	41,012	Barclays Bank PLC
Republic of Kazakhstan	06/20/23	1.000	%(Q)	7,695	0.241%	105,781	—	105,781	Citibank, N.A.
Republic of Panama	06/20/22	1.000	%(Q)	5,000	0.295%	28,718	8,284	20,434	Citibank, N.A.
Republic of Panama	12/20/26	1.000	%(Q)	4,200	0.933%	18,980	12,425	6,555	Citibank, N.A.
Republic of Peru	03/20/22	1.000	%(Q)	3,000	0.191%	13,063	(13,195)	26,258	Barclays Bank PLC
Republic of Portugal	12/20/23	1.000	%(Q)	4,130	0.130%	82,376	(848)	83,224	Morgan Stanley &Co. International PLC

See Notes to Financial Statements.

PGIM Global Total Return Fund	99

Schedule of Investments (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of Portugal	06/20/24	1.000	%(Q)	400	0.118%	$9,842	$(19,742)	$29,584	Morgan Stanley &Co. International PLC
Republic of Portugal	06/20/25	1.000	%(Q)	21,000	0.226%	614,911	(110,264)	725,175	Morgan Stanley &Co. International PLC
Republic of Portugal	06/20/25	1.000	%(Q)	10,000	0.226%	292,815	(62,554)	355,369	Citibank, N.A.
Republic of Serbia	12/20/21	1.000	%(Q)	6,730	0.110%	16,500	7,869	8,631	BNP Paribas S.A.
Republic of Serbia	12/20/25	5.000	%(Q)	4,500	0.742%	807,831	731,552	76,279	Citibank, N.A.
Republic of Serbia	12/20/25	1.000	%(Q)	1,000	0.742%	11,675	(1,205)	12,880	BNP Paribas S.A.
Republic of Slovenia	06/20/24	1.000	%(Q)	900	0.270%	18,478	(34,600)	53,078	HSBC Bank PLC
Republic of South Africa	06/20/23	1.000	%(Q)	5,000	0.929%	11,661	(46,622)	58,283	Deutsche Bank AG
Republic of South Africa	12/20/23	1.000	%(Q)	3,000	1.048%	394	(73,237)	73,631	Bank of America, N.A. Morgan Stanley &Co.
Republic of South Africa	06/20/31	1.000	%(Q)	3,000	2.832%	(438,263)	(367,455)	(70,808)	International PLC
Republic of Ukraine	12/20/23	5.000	%(Q)	1,400	3.212%	60,050	42,786	17,264	Deutsche Bank AG
Republic of Ukraine	12/20/23	5.000	%(Q)	1,000	3.212%	42,893	16,637	26,256	Deutsche Bank AG
Republic of Ukraine	12/20/24	5.000	%(Q)	2,100	3.622%	97,641	104,468	(6,827)	HSBC Bank PLC
Republic of Ukraine	06/20/25	5.000	%(Q)	7,205	3.810%	330,435	(58,557)	388,992	Barclays Bank PLC
Republic of Ukraine	06/20/25	5.000	%(Q)	1,000	3.810%	45,862	(30,223)	76,085	Barclays Bank PLC
Republic of Ukraine	12/20/25	5.000	%(Q)	7,390	3.952%	334,389	(127,576)	461,965	Barclays Bank PLC

See Notes to Financial Statements.

100

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of Ukraine	12/20/25	1.000	%(Q)	5,000	3.952%	$(549,322)	$(531,406)	$(17,916)	Morgan Stanley &Co. International PLC
Republic of Ukraine	12/20/25	1.000	%(Q)	2,000	3.952%	(219,729)	(215,916)	(3,813)	Morgan Stanley &Co. International PLC
Republic of Ukraine	12/20/25	1.000	%(Q)	2,000	3.952%	(219,729)	(219,115)	(614)	Morgan Stanley &Co. International PLC
Republic of Uruguay	12/20/21	1.000	%(Q)	1,500	1.044%	1,656	(1,027)	2,683	Citibank, N.A.
Russian Federation	12/20/21	1.000	%(Q)	8,525	0.164%	20,238	(23,474)	43,712	Barclays Bank PLC
Russian Federation	12/20/21	1.000	%(Q)	3,000	0.164%	7,122	(8,533)	15,655	Barclays Bank PLC
Russian Federation	12/20/22	1.000	%(Q)	7,350	0.260%	71,427	(5,246)	76,673	Citibank, N.A.
Russian Federation	06/20/23	1.000	%(Q)	7,000	0.330%	85,755	(43,857)	129,612	Morgan Stanley &Co. International PLC
Russian Federation	06/20/23	1.000	%(Q)	4,000	0.330%	49,003	(30,014)	79,017	Morgan Stanley &Co. International PLC
Russian Federation	06/20/23	1.000	%(Q)	1,640	0.330%	20,091	(12,141)	32,232	BNP Paribas S.A.
Russian Federation	12/20/26	1.000	%(Q)	1,200	0.830%	11,633	(86,529)	98,162	Barclays Bank PLC
Russian Federation	06/20/30	1.000	%(Q)	2,500	1.223%	(41,502)	(219,612)	178,110	HSBC Bank PLC
State of Illinois	12/20/22	1.000	%(Q)	2,725	0.403%	21,846	(32,926)	54,772	Citibank, N.A.
State of Illinois	12/20/24	1.000	%(Q)	2,800	0.700%	28,989	(105,574)	134,563	Goldman Sachs International
State of Illinois	06/20/28	1.000	%(Q)	1,000	1.224%	(11,973)	(82,480)	70,507	Citibank, N.A.
State of Qatar	12/20/26	1.000	%(Q)	4,000	0.445%	116,862	113,490	3,372	Citibank, N.A.
Teck Resources Ltd.	06/20/26	5.000	%(Q)	14,000	1.084%	2,542,570	2,437,340	105,230	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Global Total Return Fund	101

Schedule of Investments (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Teva Pharmaceutical Industries Ltd.	12/20/21	1.000%(Q)	870	1.111%	$876	$296	$580	Barclays Bank PLC
T-Mobile US, Inc.	12/20/21	5.000%(Q)	3,270	0.488%	40,371	20,974	19,397	Barclays Bank PLC
UBS Group AG	12/20/24	1.000%(Q)	EUR 8,600	0.455%	184,302	107,450	76,852	Bank of America, N.A.
Verizon Communications, Inc.	06/20/26	1.000%(Q)	9,960	0.488%	244,257	193,722	50,535	Goldman Sachs International

					$9,705,902	$229,234	$9,476,668

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
iTraxx.XO.36.V1	12/20/26	5.000%(Q)	EUR 40,000	2.616%	$5,282,464	$5,447,569	$165,105

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY. BB.33.V1	12/20/24	5.000%(Q)	5,000	1.377%	$584,016	$585,552	$(1,536)	Citibank, N.A.
CDX.NA.HY. BB.36.V1	06/20/26	5.000%(Q)	15,300	1.775%	2,241,229	2,183,355	57,874	Citibank, N.A.
CDX.Tokyo 30% -100%^	06/20/22	0.000%	50,000	*	(10,031)	(24,195)	14,164	Citibank, N.A.

					$2,815,214	$2,744,712	$70,502

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value

See Notes to Financial Statements.

102

of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Global Total Return Fund	103

Schedule of Investments (continued)

as of October 31, 2021

Currency swap agreements outstanding at October 31, 2021:

Notional Amount (000)#		Fund Receives		Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

OTC Currency Swap Agreements:
IDR	50,000,000	8.220	%(S)	3,454	6 Month LIBOR(S)	Citibank, N.A.	11/29/23	$448,118	$—	$448,118
PEN	32,632	3.420	%(S)	8,000	6 Month LIBOR(S)	Morgan Stanley & Co. International PLC	08/12/24	193,098	—	193,098

								$641,216	$—	$641,216

Inflation swap agreements outstanding at October 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
EUR	14,000	05/15/23	1.485%(T)	France CPI ex Tobacco Household(1)(T)	$—	$(209,550)	$(209,550)
EUR	14,000	05/15/23	1.510%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(155,363)	(155,363)
	7,780	01/12/26	2.185%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(586,950)	(586,950)
	3,000	01/13/31	2.229%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(270,835)	(270,835)
	11,100	01/13/31	2.230%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(1,000,888)	(1,000,888)
	13,365	04/07/31	2.469%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(817,819)	(817,819)
	4,100	04/09/31	2.435%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(265,534)	(265,534)
	8,250	04/09/31	2.448%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(522,978)	(522,978)
	8,710	04/13/31	2.445%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(552,775)	(552,775)
	5,270	04/13/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(331,561)	(331,561)

See Notes to Financial Statements.

104

Inflation swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements (cont’d):
5,445	04/14/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$(341,800)	$(341,800)
4,480	04/15/31	2.460%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(275,991)	(275,991)
8,730	04/15/31	2.465%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(533,010)	(533,010)

				$—	$(5,865,054)	$(5,865,054)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	4,000	09/21/22	3.830%(S)	6 Month BBSW(2)(S)	$(20,993)	$106,693	$127,686
AUD	7,580	09/25/22	2.958%(S)	6 Month BBSW(2)(S)	—	152,123	152,123
AUD	15,000	07/20/25	0.390%(S)	6 Month BBSW(2)(S)	—	(465,824)	(465,824)
AUD	1,000	05/02/26	2.650%(S)	6 Month BBSW(2)(S)	77	41,941	41,864
AUD	2,700	06/06/27	2.661%(S)	6 Month BBSW(2)(S)	—	115,788	115,788
AUD	6,450	12/03/29	2.700%(S)	6 Month BBSW(2)(S)	405,096	299,863	(105,233)
AUD	6,000	02/19/30	1.147%(S)	6 Month BBSW(2)(S)	(17)	(302,027)	(302,010)
AUD	5,000	03/20/30	1.200%(S)	6 Month BBSW(2)(S)	—	(242,639)	(242,639)
AUD	10,550	08/05/30	0.751%(S)	6 Month BBSW(2)(S)	(103)	(839,319)	(839,216)
AUD	20,000	02/19/31	1.398%(S)	6 Month BBSW(2)(S)	(62,432)	(868,998)	(806,566)
AUD	5,835	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	—	446,959	446,959
AUD	1,600	07/28/32	3.137%(S)	6 Month BBSW(2)(S)	—	122,657	122,657

See Notes to Financial Statements.

PGIM Global Total Return Fund	105

Schedule of Investments (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
AUD	2,000	12/19/32	4.423%(S)	6 Month BBSW(2)(S)	$(4,226)	$362,197	$366,423
AUD	10,000	07/10/33	2.987%(S)	6 Month BBSW(2)(S)	127,583	676,987	549,404
AUD	10,000	03/26/36	2.101%(S)	6 Month BBSW(2)(S)	—	(183,210)	(183,210)
BRL	20,469	01/02/24	4.920%(T)	1 Day BROIS(2)(T)	—	(437,076)	(437,076)
BRL	81,380	01/02/24	4.920%(T)	1 Day BROIS(2)(T)	—	(1,739,130)	(1,739,130)
BRL	63,124	01/02/25	5.641%(T)	1 Day BROIS(2)(T)	—	(1,719,605)	(1,719,605)
BRL	27,355	01/02/25	6.540%(T)	1 Day BROIS(2)(T)	—	(482,663)	(482,663)
BRL	26,379	01/02/25	9.475%(T)	1 Day BROIS(2)(T)	—	515,956	515,956
BRL	25,280	01/02/25	9.560%(T)	1 Day BROIS(2)(T)	—	532,886	532,886
BRL	31,910	01/02/25	9.943%(T)	1 Day BROIS(2)(T)	—	923,350	923,350
BRL	7,002	01/02/25	9.985%(T)	1 Day BROIS(2)(T)	—	229,722	229,722
BRL	30,470	01/02/25	11.080%(T)	1 Day BROIS(2)(T)	—	1,226,375	1,226,375
BRL	6,247	01/02/25	12.090%(T)	1 Day BROIS(2)(T)	—	327,657	327,657
BRL	12,879	01/04/27	6.455%(T)	1 Day BROIS(2)(T)	—	(453,812)	(453,812)
BRL	36,574	01/04/27	6.490%(T)	1 Day BROIS(2)(T)	—	(1,282,013)	(1,282,013)
BRL	73,942	01/04/27	6.493%(T)	1 Day BROIS(2)(T)	—	(2,574,869)	(2,574,869)
BRL	56,887	01/04/27	6.540%(T)	1 Day BROIS(2)(T)	—	(1,952,768)	(1,952,768)
BRL	77,541	01/04/27	6.695%(T)	1 Day BROIS(2)(T)	—	(2,964,760)	(2,964,760)
BRL	94,482	01/04/27	6.820%(T)	1 Day BROIS(2)(T)	—	(3,274,233)	(3,274,233)
BRL	31,992	01/04/27	6.910%(T)	1 Day BROIS(2)(T)	—	(963,488)	(963,488)
BRL	31,229	01/04/27	6.912%(T)	1 Day BROIS(2)(T)	—	(940,018)	(940,018)

See Notes to Financial Statements.

106

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
BRL	78,637	01/04/27	7.760%(T)	1 Day BROIS(2)(T)	$—	$(1,769,689)	$(1,769,689)
BRL	28,290	01/02/29	7.150%(T)	1 Day BROIS(2)(T)	1,035	(1,197,837)	(1,198,872)
BRL	21,378	01/02/29	7.250%(T)	1 Day BROIS(2)(T)	—	(880,065)	(880,065)
BRL	33,888	01/02/29	7.570%(T)	1 Day BROIS(2)(T)	—	(1,401,499)	(1,401,499)
CAD	51,805	04/03/25	0.970%(S)	3 Month CDOR(2)(S)	119,914	(1,215,775)	(1,335,689)
CAD	25,000	05/01/25	0.758%(S)	3 Month CDOR(2)(S)	(88)	(729,425)	(729,337)
CAD	18,000	04/22/26	1.670%(S)	3 Month CDOR(2)(S)	154,333	(157,928)	(312,261)
CAD	2,500	12/03/38	2.800%(S)	3 Month CDOR(2)(S)	94,888	144,847	49,959
CAD	5,000	12/03/48	2.800%(S)	3 Month CDOR(2)(S)	602,559	391,401	(211,158)
CHF	14,500	01/31/29	0.260%(A)	6 Month CHF LIBOR(2)(S)	51,698	209,144	157,446
CHF	800	10/17/31	0.033%(A)	6 Month CHF LIBOR(2)(S)	128	(20,004)	(20,132)
CHF	700	04/03/33	0.687%(A)	6 Month CHF LIBOR(2)(S)	—	36,347	36,347
CLP	3,010,200	07/12/29	3.135%(S)	1 Day CLOIS(2)(S)	—	(543,288)	(543,288)
CLP	6,480,000	10/24/29	2.790%(S)	1 Day CLOIS(2)(S)	—	(1,436,115)	(1,436,115)
CLP	3,094,000	11/22/29	3.203%(S)	1 Day CLOIS(2)(S)	—	(587,896)	(587,896)
CLP	2,400,000	12/13/29	3.160%(S)	1 Day CLOIS(2)(S)	—	(444,117)	(444,117)
CLP	562,610	12/16/29	3.200%(S)	1 Day CLOIS(2)(S)	—	(102,407)	(102,407)
CLP	3,900,000	02/10/30	3.010%(S)	1 Day CLOIS(2)(S)	—	(822,410)	(822,410)
CLP	634,000	02/11/30	3.085%(S)	1 Day CLOIS(2)(S)	—	(127,011)	(127,011)
CLP	4,500,000	02/28/30	3.110%(S)	1 Day CLOIS(2)(S)	—	(903,316)	(903,316)
CLP	800,000	07/13/30	2.030%(S)	1 Day CLOIS(2)(S)	—	(242,171)	(242,171)

See Notes to Financial Statements.

PGIM Global Total Return Fund	107

Schedule of Investments (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CLP	5,740,000	11/17/30	2.420%(S)	1 Day CLOIS(2)(S)	$—	$(1,566,068)	$(1,566,068)
CNH	52,500	08/15/23	3.115%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(327)	116,371	116,698
CNH	50,870	03/13/24	2.945%(Q)	7 Day China Fixing Repo Rates(2)(Q)	25	96,524	96,499
CNH	33,000	03/18/24	2.945%(Q)	7 Day China Fixing Repo Rates(2)(Q)	16	63,025	63,009
CNH	43,200	04/01/24	2.923%(Q)	7 Day China Fixing Repo Rates(2)(Q)	23	77,845	77,822
CNH	23,500	06/19/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	13	42,003	41,990
CNH	125,090	06/20/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	76	219,777	219,701
CNH	28,500	07/01/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(27)	50,827	50,854
CNH	78,000	09/03/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(67)	134,142	134,209
CNH	24,300	09/19/24	2.940%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(14)	48,465	48,479
CNH	76,000	10/09/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(25)	124,271	124,296
CNH	9,600	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(5)	15,513	15,518
CNH	98,660	11/01/24	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(214)	304,071	304,285
CNH	100,500	11/28/24	2.933%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(2,748)	207,817	210,565

See Notes to Financial Statements.

108

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	80,000	12/05/24	2.940%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$(91)	$170,530	$170,621
CNH	92,700	02/04/25	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	45,890	45,890
CNH	330,000	02/05/25	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(81)	161,104	161,185
CNH	18,100	03/10/25	2.300%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(15)	(20,862)	(20,847)
CNH	25,000	03/12/25	2.400%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(6)	(17,279)	(17,273)
CNH	149,980	05/08/25	1.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(425)	(558,629)	(558,204)
CNH	80,785	06/01/25	1.973%(Q)	7 Day China Fixing Repo Rates(2)(Q)	41	(255,765)	(255,806)
CNH	118,700	07/02/25	2.330%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(66)	(152,046)	(151,980)
CNH	161,860	07/13/25	2.653%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(162)	83,508	83,670
CNH	48,542	08/06/25	2.555%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(65)	149	214
CNH	129,600	09/01/25	2.735%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(131)	134,930	135,061
CNH	225,740	11/02/25	2.588%(Q)	7 Day China Fixing Repo Rates(2)(Q)	523	32,582	32,059
CNH	200,000	12/09/25	2.855%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	341,927	341,927
CNH	192,490	01/05/26	2.660%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(437)	82,750	83,187

See Notes to Financial Statements.

PGIM Global Total Return Fund	109

Schedule of Investments (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	40,000	03/03/26	2.840%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$(102)	$64,711	$64,813
CNH	50,000	03/23/26	2.875%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	90,821	90,821
CNH	345,920	04/12/26	2.810%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(1,103)	460,715	461,818
COP	43,903,000	06/10/25	4.370%(Q)	1 Day COOIS(2)(Q)	—	(545,831)	(545,831)
COP	57,000,000	11/05/25	3.170%(Q)	1 Day COOIS(2)(Q)	—	(1,487,588)	(1,487,588)
COP	23,700,000	12/14/25	3.265%(Q)	1 Day COOIS(2)(Q)	—	(624,363)	(624,363)
COP	15,800,000	02/08/26	3.135%(Q)	1 Day COOIS(2)(Q)	—	(448,605)	(448,605)
COP	27,120,000	04/20/26	4.190%(Q)	1 Day COOIS(2)(Q)	—	(519,896)	(519,896)
COP	25,830,000	07/19/28	6.150%(Q)	1 Day COOIS(2)(Q)	—	(49,395)	(49,395)
COP	27,041,260	07/27/28	6.200%(Q)	1 Day COOIS(2)(Q)	465,856	(39,352)	(505,208)
COP	13,388,000	11/28/28	6.380%(Q)	1 Day COOIS(2)(Q)	—	35,919	35,919
COP	20,710,000	12/16/29	5.480%(Q)	1 Day COOIS(2)(Q)	—	(306,707)	(306,707)
COP	21,300,000	02/13/30	5.100%(Q)	1 Day COOIS(2)(Q)	—	(448,810)	(448,810)
COP	7,740,000	07/13/30	4.205%(Q)	1 Day COOIS(2)(Q)	—	(309,505)	(309,505)
COP	19,006,000	09/17/30	4.321%(Q)	1 Day COOIS(2)(Q)	—	(723,439)	(723,439)
COP	113,100,000	03/26/31	5.221%(Q)	1 Day COOIS(2)(Q)	—	(2,613,513)	(2,613,513)
CZK	213,000	04/27/22	0.925%(A)	6 Month PRIBOR(2)(S)	—	(28,804)	(28,804)
CZK	193,410	06/29/22	0.895%(A)	6 Month PRIBOR(2)(S)	—	(105,940)	(105,940)
CZK	250,000	11/17/22	1.505%(A)	6 Month PRIBOR(2)(S)	—	(42,281)	(42,281)
CZK	875,720	01/28/24	1.938%(A)	6 Month PRIBOR(2)(S)	—	(550,895)	(550,895)

See Notes to Financial Statements.

110

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CZK	364,670	01/28/30	1.588%(A)	6 Month PRIBOR(1)(S)	$—	$1,354,782	$1,354,782
CZK	106,030	03/31/30	0.710%(A)	6 Month PRIBOR(2)(S)	—	(750,728)	(750,728)
DKK	13,600	05/04/25	0.825%(A)	6 Month CIBOR(2)(S)	20	54,422	54,402
DKK	5,000	08/29/26	0.580%(A)	6 Month CIBOR(2)(S)	18	11,031	11,013
DKK	1,300	10/21/26	0.673%(A)	6 Month CIBOR(2)(S)	14	3,649	3,635
DKK	13,000	03/15/27	1.123%(A)	6 Month CIBOR(2)(S)	—	99,951	99,951
DKK	1,865	06/22/27	0.987%(A)	6 Month CIBOR(2)(S)	—	11,574	11,574
EUR	27,230	08/15/30	(0.191)%(A)	1 Day ESTR(2)(A)	(12,904)	(595,620)	(582,716)
EUR	1,500	08/26/31	0.562%(A)	6 Month EURIBOR(2)(S)	142	53,024	52,882
EUR	1,700	12/14/31	1.217%(A)	6 Month EURIBOR(2)(S)	134	211,520	211,386
EUR	1,850	12/19/31	1.160%(A)	6 Month EURIBOR(2)(S)	436	216,149	215,713
EUR	2,300	12/19/31	1.161%(A)	6 Month EURIBOR(2)(S)	(11,232)	269,020	280,252
EUR	2,600	12/27/31	1.082%(A)	6 Month EURIBOR(2)(S)	10,172	277,111	266,939
EUR	6,400	02/23/32	1.180%(A)	6 Month EURIBOR(2)(S)	169	748,908	748,739
EUR	4,680	03/29/32	1.170%(A)	6 Month EURIBOR(2)(S)	1,517	535,404	533,887
EUR	1,400	04/04/32	1.145%(A)	6 Month EURIBOR(2)(S)	—	155,362	155,362
EUR	2,000	04/10/32	1.105%(A)	6 Month EURIBOR(2)(S)	—	211,392	211,392
EUR	4,150	05/11/32	1.100%(A)	6 Month EURIBOR(2)(S)	(83,997)	443,627	527,624
EUR	7,000	06/28/32	0.785%(A)	6 Month EURIBOR(2)(S)	(54,959)	453,779	508,738
EUR	3,050	10/30/32	1.302%(A)	6 Month EURIBOR(2)(S)	—	440,113	440,113
EUR	14,225	05/11/33	1.000%(A)	6 Month EURIBOR(2)(S)	(339,532)	1,393,427	1,732,959

See Notes to Financial Statements.

PGIM Global Total Return Fund	111

Schedule of Investments (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	365	05/11/39	1.100%(A)	1 Day ESTR(2)(A)	$(3,149)	$67,488	$70,637
EUR	3,190	05/11/42	1.350%(A)	6 Month EURIBOR(2)(S)	(166,489)	736,372	902,861
EUR	1,235	07/04/42	1.001%(A)	6 Month EURIBOR(2)(S)	(127,287)	180,225	307,512
EUR	24,475	03/09/46	0.425%(A)	6 Month EURIBOR(2)(S)	—	459,831	459,831
EUR	9,135	05/11/49	1.450%(A)	6 Month EURIBOR(2)(S)	624,329	3,288,175	2,663,846
GBP	29,797	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	—	874,450	874,450
GBP	2,320	05/08/29	1.100%(A)	1 Day SONIA(1)(A)	(85,429)	(39,868)	45,561
GBP	20,830	05/08/31	1.150%(A)	1 Day SONIA(2)(A)	1,047,781	598,451	(449,330)
GBP	5,890	04/30/40	0.219%(A)	1 Day SONIA(2)(A)	(30)	(930,377)	(930,347)
GBP	4,710	05/08/41	1.250%(A)	1 Day SONIA(1)(A)	(780,460)	(441,672)	338,788
GBP	13,725	05/08/46	1.250%(A)	1 Day SONIA(2)(A)	2,559,721	1,778,117	(781,604)
GBP	3,440	05/08/49	1.250%(A)	1 Day SONIA(2)(A)	711,446	527,667	(183,779)
GBP	3,540	09/03/50	0.328%(A)	1 Day SONIA(2)(A)	(34)	(576,048)	(576,014)
HUF	4,636,000	01/23/25	1.095%(A)	6 Month BUBOR(2)(S)	(19,218)	(1,011,618)	(992,400)
HUF	370,000	03/18/26	2.140%(A)	6 Month BUBOR(2)(S)	10,692	(56,961)	(67,653)
HUF	1,667,000	12/23/26	3.755%(A)	6 Month BUBOR(2)(S)	29	5,873	5,844
HUF	6,237,270	06/12/28	3.750%(A)	6 Month BUBOR(2)(S)	—	(135,145)	(135,145)
HUF	1,677,900	07/15/29	1.650%(A)	6 Month BUBOR(2)(S)	—	(746,296)	(746,296)
HUF	2,516,000	12/09/29	1.245%(A)	6 Month BUBOR(2)(S)	—	(1,369,345)	(1,369,345)
HUF	499,000	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	—	(234,211)	(234,211)
HUF	4,674,000	09/03/30	1.705%(A)	6 Month BUBOR(2)(S)	(238,612)	(2,348,121)	(2,109,509)

See Notes to Financial Statements.

112

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
HUF	5,500,000	03/31/31	2.460%(A)	6 Month BUBOR(2)(S)	$—	$(1,648,035)	$(1,648,035)
ILS	40,440	04/16/28	0.928%(A)	3 Month TELBOR(2)(Q)	(514)	(158,095)	(157,581)
ILS	10,250	05/13/31	1.498%(A)	3 Month TELBOR(2)(Q)	—	42,516	42,516
JPY	1,000,000	01/08/22	(0.120)%(S)	6 Month JPY LIBOR(2)(S)	—	(2,366)	(2,366)
JPY	2,000,000	01/08/22	(0.100)%(S)	6 Month JPY LIBOR(2)(S)	—	(2,914)	(2,914)
JPY	3,276,010	12/20/24	0.126%(S)	6 Month JPY LIBOR(2)(S)	(27,985)	102,922	130,907
JPY	950,000	01/15/25	0.000%(S)	6 Month JPY LIBOR(2)(S)	—	(7,562)	(7,562)
JPY	9,000,000	03/02/26	0.029%(S)	6 Month JPY LIBOR(2)(S)	—	(35,781)	(35,781)
JPY	5,000,000	06/02/26	0.009%(S)	6 Month JPY LIBOR(2)(S)	—	(66,742)	(66,742)
JPY	2,000,000	01/04/27	(0.033)%(S)	6 Month JPY LIBOR(2)(S)	—	(76,760)	(76,760)
JPY	2,100,000	05/06/27	0.020%(S)	6 Month JPY LIBOR(2)(S)	—	(33,089)	(33,089)
JPY	1,800,000	11/12/28	0.011%(S)	6 Month JPY LIBOR(2)(S)	—	(74,085)	(74,085)
JPY	135,000	02/20/29	1.260%(S)	6 Month JPY LIBOR(2)(S)	35,696	104,779	69,083
JPY	2,500,000	03/22/29	0.068%(S)	6 Month JPY LIBOR(2)(S)	—	(29,803)	(29,803)
JPY	50,000	04/02/29	1.288%(S)	6 Month JPY LIBOR(2)(S)	3	39,483	39,480
JPY	100,000	08/18/29	1.070%(S)	6 Month JPY LIBOR(2)(S)	8	68,760	68,752
JPY	100,000	08/28/29	1.043%(S)	6 Month JPY LIBOR(2)(S)	8	66,699	66,691
JPY	200,000	09/09/29	1.061%(S)	6 Month JPY LIBOR(2)(S)	(969)	136,080	137,049
JPY	655,000	09/29/29	1.064%(S)	6 Month JPY LIBOR(2)(S)	301,392	444,480	143,088
JPY	300,000	07/02/30	0.047%(S)	6 Month JPY LIBOR(2)(S)	—	(13,776)	(13,776)
JPY	200,000	04/01/31	0.319%(S)	6 Month JPY LIBOR(2)(S)	19	32,102	32,083

See Notes to Financial Statements.

PGIM Global Total Return Fund	113

Schedule of Investments (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	215,000	05/06/31	0.354%(S)	6 Month JPY LIBOR(2)(S)	$21	$43,976	$43,955
JPY	150,000	07/07/31	0.071%(S)	6 Month JPY LIBOR(2)(S)	12	(7,215)	(7,227)
JPY	700,000	08/05/31	0.026%(S)	6 Month JPY LIBOR(2)(S)	—	(63,236)	(63,236)
JPY	256,500	08/15/31	0.223%(S)	6 Month JPY LIBOR(2)(S)	19	20,796	20,777
JPY	130,000	08/30/31	0.217%(S)	6 Month JPY LIBOR(2)(S)	11	9,785	9,774
JPY	120,000	09/08/31	0.316%(S)	6 Month JPY LIBOR(2)(S)	10	19,360	19,350
JPY	190,000	09/21/31	0.328%(S)	6 Month JPY LIBOR(2)(S)	21	32,096	32,075
JPY	350,000	10/14/31	0.270%(S)	6 Month JPY LIBOR(2)(S)	37	40,469	40,432
JPY	200,000	04/06/32	0.484%(S)	6 Month JPY LIBOR(2)(S)	—	61,751	61,751
JPY	159,520	04/07/32	0.491%(S)	6 Month JPY LIBOR(2)(S)	—	50,309	50,309
JPY	1,200,000	05/19/32	0.023%(S)	6 Month JPY LIBOR(2)(S)	—	(139,796)	(139,796)
JPY	800,000	05/29/32	0.016%(S)	6 Month JPY LIBOR(2)(S)	—	(99,125)	(99,125)
JPY	140,000	06/07/32	0.451%(S)	6 Month JPY LIBOR(2)(S)	—	41,365	41,365
JPY	71,000	09/21/32	0.463%(S)	6 Month JPY LIBOR(2)(S)	—	20,917	20,917
JPY	160,000	11/14/32	2.390%(S)	6 Month JPY LIBOR(2)(S)	(21,126)	309,332	330,458
JPY	180,000	11/05/34	1.293%(S)	6 Month JPY LIBOR(2)(S)	69,895	231,907	162,012
JPY	70,000	12/03/34	1.265%(S)	6 Month JPY LIBOR(2)(S)	7	87,629	87,622
JPY	260,000	01/07/35	1.108%(S)	6 Month JPY LIBOR(2)(S)	25	275,968	275,943
JPY	50,000	01/22/35	0.950%(S)	6 Month JPY LIBOR(2)(S)	6	43,661	43,655
JPY	120,000	02/12/35	1.161%(S)	6 Month JPY LIBOR(2)(S)	13	134,296	134,283
JPY	320,000	02/24/35	1.200%(S)	6 Month JPY LIBOR(2)(S)	32	372,287	372,255

See Notes to Financial Statements.

114

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	160,000	03/03/35	1.153%(S)	6 Month JPY LIBOR(2)(S)	$17	$176,955	$176,938
JPY	350,000	05/07/35	0.073%(S)	6 Month JPY LIBOR(2)(S)	—	(60,503)	(60,503)
JPY	90,000	02/04/36	0.816%(S)	6 Month JPY LIBOR(2)(S)	9	66,288	66,279
JPY	65,000	05/16/36	0.446%(S)	6 Month JPY LIBOR(2)(S)	8	17,472	17,464
JPY	110,000	05/27/36	0.460%(S)	6 Month JPY LIBOR(2)(S)	15	31,345	31,330
JPY	60,000	07/22/36	0.240%(S)	6 Month JPY LIBOR(2)(S)	9	(655)	(664)
JPY	300,000	10/04/36	0.363%(S)	6 Month JPY LIBOR(2)(S)	36	40,764	40,728
JPY	150,000	11/02/36	0.423%(S)	6 Month JPY LIBOR(2)(S)	18	34,753	34,735
JPY	400,000	12/14/36	0.723%(S)	6 Month JPY LIBOR(2)(S)	40	251,967	251,927
JPY	150,000	12/22/36	0.641%(S)	6 Month JPY LIBOR(2)(S)	15	77,735	77,720
JPY	250,000	01/06/37	0.675%(S)	6 Month JPY LIBOR(2)(S)	25	140,532	140,507
JPY	275,500	02/15/37	0.729%(S)	6 Month JPY LIBOR(2)(S)	29	172,917	172,888
JPY	130,000	02/23/37	0.748%(S)	6 Month JPY LIBOR(2)(S)	14	84,810	84,796
JPY	100,000	03/02/37	0.686%(S)	6 Month JPY LIBOR(2)(S)	—	56,786	56,786
JPY	273,000	03/09/37	0.701%(S)	6 Month JPY LIBOR(2)(S)	12,729	160,242	147,513
JPY	200,000	03/29/37	0.684%(S)	6 Month JPY LIBOR(2)(S)	—	111,712	111,712
JPY	94,310	05/08/37	0.623%(S)	6 Month JPY LIBOR(2)(S)	—	47,035	47,035
JPY	200,000	05/15/37	0.688%(S)	6 Month JPY LIBOR(2)(S)	—	117,751	117,751
JPY	150,000	06/02/37	0.640%(S)	6 Month JPY LIBOR(2)(S)	—	77,896	77,896
JPY	80,000	06/19/37	0.625%(S)	6 Month JPY LIBOR(2)(S)	—	39,653	39,653
JPY	82,000	06/21/37	0.628%(S)	6 Month JPY LIBOR(2)(S)	—	40,900	40,900

See Notes to Financial Statements.

PGIM Global Total Return Fund	115

Schedule of Investments (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	125,000	06/30/37	0.629%(S)	6 Month JPY LIBOR(2)(S)	$—	$62,366	$62,366
JPY	105,000	07/04/37	0.659%(S)	6 Month JPY LIBOR(2)(S)	—	56,754	56,754
JPY	285,000	07/26/37	0.676%(S)	6 Month JPY LIBOR(2)(S)	—	161,253	161,253
JPY	117,300	08/02/37	0.683%(S)	6 Month JPY LIBOR(2)(S)	—	66,727	66,727
JPY	160,000	08/09/37	0.679%(S)	6 Month JPY LIBOR(2)(S)	—	89,853	89,853
JPY	500,000	09/04/37	0.663%(S)	6 Month JPY LIBOR(2)(S)	—	270,444	270,444
JPY	175,000	09/27/37	0.670%(S)	6 Month JPY LIBOR(2)(S)	—	95,478	95,478
JPY	300,000	11/02/37	0.734%(S)	6 Month JPY LIBOR(2)(S)	—	198,833	198,833
JPY	350,000	12/04/37	0.730%(S)	6 Month JPY LIBOR(2)(S)	—	228,228	228,228
JPY	900,000	01/04/38	0.757%(S)	6 Month JPY LIBOR(2)(S)	132,628	616,425	483,797
JPY	224,000	01/11/38	0.831%(S)	6 Month JPY LIBOR(2)(S)	—	177,086	177,086
JPY	800,000	03/28/38	0.656%(S)	6 Month JPY LIBOR(2)(S)	—	419,646	419,646
JPY	1,000,000	04/04/38	0.681%(S)	6 Month JPY LIBOR(2)(S)	—	552,142	552,142
JPY	675,000	04/06/38	0.655%(S)	6 Month JPY LIBOR(2)(S)	—	347,589	347,589
JPY	1,815,000	04/18/38	0.675%(S)	6 Month JPY LIBOR(2)(S)	(42,280)	984,433	1,026,713
JPY	600,000	08/10/38	0.822%(S)	6 Month JPY LIBOR(2)(S)	—	462,186	462,186
JPY	2,430,385	12/03/38	0.600%(S)	6 Month JPY LIBOR(2)(S)	532,760	1,092,053	559,293
JPY	480,000	11/27/39	0.258%(S)	6 Month JPY LIBOR(2)(S)	—	(53,888)	(53,888)
JPY	969,000	12/03/39	0.650%(S)	6 Month JPY LIBOR(2)(S)	592,627	500,060	(92,567)
JPY	1,200,000	01/08/40	0.230%(S)	6 Month JPY LIBOR(2)(S)	—	(196,165)	(196,165)
JPY	1,500,000	01/08/40	0.250%(S)	6 Month JPY LIBOR(2)(S)	—	(197,132)	(197,132)

See Notes to Financial Statements.

116

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	745,000	02/06/40	0.223%(S)	6 Month JPY LIBOR(2)(S)	$—	$(134,917)	$(134,917)
JPY	800,000	03/25/40	0.171%(S)	6 Month JPY LIBOR(2)(S)	—	(219,517)	(219,517)
JPY	1,000,000	05/14/41	0.383%(S)	6 Month JPY LIBOR(2)(S)	—	41,887	41,887
JPY	166,000	05/09/43	0.820%(S)	6 Month JPY LIBOR(2)(S)	—	132,523	132,523
JPY	2,000,000	10/23/45	0.333%(S)	6 Month JPY LIBOR(2)(S)	—	(482,270)	(482,270)
JPY	775,000	04/12/46	0.496%(S)	6 Month JPY LIBOR(2)(S)	—	62,042	62,042
JPY	110,291	04/15/46	0.560%(S)	6 Month JPY LIBOR(2)(S)	—	23,620	23,620
JPY	26,000	10/04/47	0.942%(S)	6 Month JPY LIBOR(2)(S)	—	26,974	26,974
JPY	560,000	11/24/47	0.888%(S)	6 Month JPY LIBOR(2)(S)	—	530,858	530,858
JPY	500,000	05/29/50	0.186%(S)	6 Month JPY LIBOR(2)(S)	—	(390,002)	(390,002)
JPY	500,000	08/26/50	0.334%(S)	6 Month JPY LIBOR(2)(S)	—	(218,280)	(218,280)
JPY	1,000,000	12/16/50	0.338%(S)	6 Month JPY LIBOR(2)(S)	—	(432,522)	(432,522)
JPY	1,200,000	02/08/51	0.467%(S)	6 Month JPY LIBOR(2)(S)	—	(150,575)	(150,575)
JPY	1,650,000	03/30/51	0.520%(S)	6 Month JPY LIBOR(2)(S)	—	(8,772)	(8,772)
KRW	18,824,000	08/06/25	0.830%(Q)	3 Month KWCDC(2)(Q)	(21)	(798,960)	(798,939)
KRW	20,447,900	09/10/28	2.043%(Q)	3 Month KWCDC(2)(Q)	569,569	(164,298)	(733,867)
KRW	3,120,000	10/18/29	1.313%(Q)	3 Month KWCDC(2)(Q)	9	(177,558)	(177,567)
KRW	11,000,000	02/05/30	1.319%(Q)	3 Month KWCDC(2)(Q)	20	(631,920)	(631,940)
KRW	2,455,000	04/27/30	1.065%(Q)	3 Month KWCDC(2)(Q)	2	(190,945)	(190,947)
KRW	10,000,000	07/16/30	1.000%(Q)	3 Month KWCDC(2)(Q)	(43)	(842,533)	(842,490)
KRW	5,000,000	01/05/31	1.258%(Q)	3 Month KWCDC(2)(Q)	—	(346,955)	(346,955)

See Notes to Financial Statements.

PGIM Global Total Return Fund	117

Schedule of Investments (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
KRW	21,000,000	08/13/31	1.630%(Q)	3 Month KWCDC(2)(Q)	$—	$(898,067)	$(898,067)
MXN	391,310	03/19/26	6.050%(M)	28 Day Mexican Interbank Rate(2)(M)	(808)	(1,047,893)	(1,047,085)
MXN	33,500	10/12/27	7.350%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(15,817)	(15,817)
MXN	305,790	02/27/29	8.260%(M)	28 Day Mexican Interbank Rate(2)(M)	71,411	594,110	522,699
MXN	271,000	07/10/30	5.680%(M)	28 Day Mexican Interbank Rate(2)(M)	(133)	(1,663,692)	(1,663,559)
MXN	110,000	11/29/30	5.480%(M)	28 Day Mexican Interbank Rate(2)(M)	—	(771,907)	(771,907)
MXN	15,290	01/03/33	5.715%(M)	28 Day Mexican Interbank Rate(2)(M)	(24)	(114,149)	(114,125)
NOK	29,500	02/23/23	1.350%(A)	6 Month NIBOR(2)(S)	(1,344)	32,144	33,488
NOK	170,000	11/25/25	0.770%(A)	6 Month NIBOR(2)(S)	—	(729,030)	(729,030)
NOK	26,300	03/15/27	2.103%(A)	6 Month NIBOR(2)(S)	12,634	74,938	62,304
NOK	6,725	06/23/27	1.825%(A)	6 Month NIBOR(2)(S)	—	1,403	1,403
NOK	20,000	04/18/28	2.215%(A)	6 Month NIBOR(2)(S)	—	71,144	71,144
NOK	36,000	02/07/29	2.083%(A)	6 Month NIBOR(2)(S)	—	108,603	108,603
NOK	48,000	10/07/29	1.660%(A)	6 Month NIBOR(2)(S)	—	(110,411)	(110,411)
NOK	137,700	01/08/31	1.250%(A)	6 Month NIBOR(2)(S)	—	(805,702)	(805,702)

See Notes to Financial Statements.

118

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
NOK	130,000	01/19/31	1.346%(A)	6 Month NIBOR(2)(S)	$—	$(631,066)	$(631,066)
NOK	100,000	04/27/31	1.704%(A)	6 Month NIBOR(2)(S)	—	(147,924)	(147,924)
NZD	1,235	10/03/22	2.740%(S)	3 Month BBR(2)(Q)	—	11,675	11,675
NZD	2,830	04/26/23	2.733%(S)	3 Month BBR(2)(Q)	(26,367)	22,610	48,977
NZD	1,750	03/13/24	5.080%(S)	3 Month BBR(2)(Q)	14,017	86,538	72,521
NZD	2,500	03/15/24	3.355%(S)	3 Month BBR(2)(Q)	1,215	47,892	46,677
NZD	1,550	07/04/24	3.100%(S)	3 Month BBR(2)(Q)	—	30,127	30,127
NZD	3,500	01/10/27	3.420%(S)	3 Month BBR(2)(Q)	50,056	122,667	72,611
NZD	5,000	04/18/28	3.193%(S)	3 Month BBR(2)(Q)	—	116,924	116,924
NZD	6,450	11/28/28	2.950%(S)	3 Month BBR(2)(Q)	—	136,936	136,936
NZD	9,250	07/22/29	1.768%(S)	3 Month BBR(2)(Q)	—	(398,956)	(398,956)
NZD	9,000	10/07/29	1.130%(S)	3 Month BBR(2)(Q)	—	(723,895)	(723,895)
NZD	51,390	03/01/31	2.098%(S)	3 Month BBR(2)(Q)	736,729	(1,821,102)	(2,557,831)
PLN	73,670	08/24/23	2.390%(A)	6 Month WIBOR(2)(S)	—	126,093	126,093
PLN	11,000	09/09/23	1.900%(A)	6 Month WIBOR(2)(S)	(162,385)	(10,711)	151,674
PLN	60,110	11/13/23	2.570%(A)	6 Month WIBOR(2)(S)	—	410,874	410,874
PLN	18,100	04/11/24	2.020%(A)	6 Month WIBOR(2)(S)	13,782	1,757	(12,025)
PLN	83,750	06/21/24	1.750%(A)	6 Month WIBOR(2)(S)	—	(276,504)	(276,504)
PLN	30,000	03/28/28	2.895%(A)	6 Month WIBOR(2)(S)	—	232,442	232,442
PLN	3,540	07/11/28	2.935%(A)	6 Month WIBOR(2)(S)	—	20,881	20,881
PLN	31,000	09/07/30	1.068%(A)	6 Month WIBOR(2)(S)	(221,686)	(1,004,665)	(782,979)

See Notes to Financial Statements.

PGIM Global Total Return Fund	119

Schedule of Investments (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
PLN	104,000	03/26/31	1.675%(A)	6 Month WIBOR(2)(S)	$—	$(2,032,230)	$(2,032,230)
PLN	6,080	04/06/31	1.875%(A)	6 Month WIBOR(2)(S)	—	(92,568)	(92,568)
PLN	6,215	04/14/31	1.778%(A)	6 Month WIBOR(2)(S)	—	(112,479)	(112,479)
PLN	13,000	04/20/31	1.725%(A)	6 Month WIBOR(2)(S)	—	(252,395)	(252,395)
PLN	6,375	04/27/31	1.788%(A)	6 Month WIBOR(2)(S)	—	(115,732)	(115,732)
PLN	36,220	08/30/31	1.765%(A)	6 Month WIBOR(2)(S)	—	(749,014)	(749,014)
SEK	27,200	12/15/21	0.203%(A)	3 Month STIBOR(2)(Q)	(15)	6,587	6,602
SEK	12,700	04/25/23	0.750%(A)	3 Month STIBOR(2)(Q)	11	17,064	17,053
SEK	38,380	07/11/23	0.458%(A)	3 Month STIBOR(2)(Q)	—	18,849	18,849
SEK	15,550	03/15/24	0.840%(A)	3 Month STIBOR(2)(Q)	—	26,778	26,778
SEK	12,700	08/29/24	1.657%(A)	3 Month STIBOR(2)(Q)	12,279	51,509	39,230
SEK	3,000	11/16/25	1.485%(A)	3 Month STIBOR(2)(Q)	11	16,146	16,135
SEK	6,000	12/09/25	1.505%(A)	3 Month STIBOR(2)(Q)	13	32,456	32,443
SEK	15,000	06/27/26	1.001%(A)	3 Month STIBOR(2)(Q)	22	26,097	26,075
SEK	15,390	06/22/27	1.031%(A)	3 Month STIBOR(2)(Q)	—	26,716	26,716
SEK	58,000	03/27/28	1.267%(A)	3 Month STIBOR(2)(Q)	—	216,832	216,832
SEK	8,535	07/11/28	1.141%(A)	3 Month STIBOR(2)(Q)	—	19,778	19,778
SEK	33,000	11/28/28	1.188%(A)	3 Month STIBOR(2)(Q)	39,488	115,432	75,944
SEK	40,000	06/20/29	0.550%(A)	3 Month STIBOR(2)(Q)	—	(126,659)	(126,659)
SEK	16,000	10/07/29	0.180%(A)	3 Month STIBOR(2)(Q)	—	(111,721)	(111,721)
SEK	30,000	11/05/29	0.457%(A)	3 Month STIBOR(2)(Q)	—	(121,042)	(121,042)

See Notes to Financial Statements.

120

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
SEK	78,000	01/24/30	0.605%(A)	3 Month STIBOR(2)(Q)	$—	$(221,427)	$(221,427)
SEK	70,000	07/13/30	0.308%(A)	3 Month STIBOR(2)(Q)	—	(460,364)	(460,364)
SEK	100,000	04/13/31	0.763%(A)	3 Month STIBOR(2)(Q)	—	(217,751)	(217,751)
SGD	17,215	07/29/31	1.120%(S)	6 Month SIBOR(2)(S)	117,416	(837,423)	(954,839)
THB	173,600	04/28/30	1.020%(S)	6 Month THBFIX(2)(S)	—	(286,339)	(286,339)
THB	72,900	06/25/30	0.990%(S)	6 Month THBFIX(2)(S)	—	(123,977)	(123,977)
THB	200,200	07/03/30	1.028%(S)	6 Month THBFIX(2)(S)	—	(323,882)	(323,882)
THB	115,500	08/17/31	1.320%(S)	6 Month THBFIX(2)(S)	—	(133,034)	(133,034)
	93,105	03/10/22	0.330%(A)	1 Day USOIS(1)(A)	—	(237,736)	(237,736)
	187,500	05/29/22	0.014%(A)	1 Day USOIS(1)(A)	154,832	157,645	2,813
	219,110	11/09/22	0.061%(A)	1 Day SOFR(1)(A)	—	228,004	228,004
	161,520	10/30/23	0.072%(A)	1 Day USOIS(1)(A)	—	1,509,858	1,509,858
	135,215	11/02/23	0.070%(A)	1 Day USOIS(1)(A)	—	1,286,128	1,286,128
	199,767	11/06/23	0.063%(A)	1 Day USOIS(1)(A)	—	1,963,067	1,963,067
	204,255	11/09/23	0.064%(A)	1 Day USOIS(1)(A)	—	2,019,055	2,019,055
	88,904	05/31/24	1.350%(A)	1 Day USOIS(1)(A)	—	(2,012,018)	(2,012,018)
	48,592	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	—	(145,640)	(145,640)
	4,980	08/15/44	2.392%(A)	1 Day USOIS(1)(A)	—	(909,522)	(909,522)
ZAR	665,000	02/28/24	7.475%(Q)	3 Month JIBAR(1)(Q)	—	(1,874,336)	(1,874,336)
ZAR	16,800	05/12/26	8.680%(Q)	3 Month JIBAR(2)(Q)	10	95,844	95,834
ZAR	27,500	06/30/27	8.015%(Q)	3 Month JIBAR(2)(Q)	(114)	88,378	88,492

See Notes to Financial Statements.

PGIM Global Total Return Fund	121

Schedule of Investments (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR	68,200	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	$38	$317,495	$317,457
ZAR	43,090	01/17/28	7.833%(Q)	3 Month JIBAR(2)(Q)	—	97,437	97,437
ZAR	35,000	04/16/28	7.655%(Q)	3 Month JIBAR(2)(Q)	(947)	53,637	54,584
ZAR	176,800	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	529	564,877	564,348
ZAR	200,000	02/28/29	8.035%(Q)	3 Month JIBAR(2)(Q)	—	557,275	557,275
ZAR	46,800	06/21/29	7.685%(Q)	3 Month JIBAR(2)(Q)	(184)	49,645	49,829
ZAR	140,000	10/03/29	7.580%(Q)	3 Month JIBAR(2)(Q)	—	49,807	49,807
ZAR	30,000	11/01/29	7.820%(Q)	3 Month JIBAR(2)(Q)	(182)	51,970	52,152
ZAR	344,070	03/26/30	9.200%(Q)	3 Month JIBAR(2)(Q)	(6,347)	2,340,790	2,347,137
ZAR	56,000	05/06/30	7.650%(Q)	3 Month JIBAR(2)(Q)	(416)	34,304	34,720
ZAR	112,000	09/15/30	6.940%(Q)	3 Month JIBAR(2)(Q)	(1,172)	(338,613)	(337,441)
ZAR	300,000	12/01/30	6.888%(Q)	3 Month JIBAR(2)(Q)	(103,508)	(1,013,919)	(910,411)
ZAR	126,600	03/18/31	7.660%(Q)	3 Month JIBAR(2)(Q)	(4,386)	(38,326)	(33,940)
ZAR	208,000	03/25/31	7.600%(Q)	3 Month JIBAR(2)(Q)	(5,549)	(130,541)	(124,992)
ZAR	213,000	04/09/31	7.470%(Q)	3 Month JIBAR(2)(Q)	(5,739)	(286,686)	(280,947)
ZAR	185,220	10/07/31	7.670%(Q)	3 Month JIBAR(2)(Q)	(1,350)	(150,583)	(149,233)

					$7,809,915	$(36,103,293)	$(43,913,208)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
CLP	2,890,000	02/09/27	4.120%(S)	1 Day CLOIS(2)(S)	$(192,533)	$—	$(192,533)	Morgan Stanley &Co. International PLC

See Notes to Financial Statements.

122

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements (cont’d.):
CLP	94,000	12/19/27	4.370%(S)	1 Day CLOIS(2)(S)	$(5,478)	$—	$(5,478)	Morgan Stanley &Co. International PLC
CLP	2,420,000	12/20/27	4.260%(S)	1 Day CLOIS(2)(S)	(165,374)	—	(165,374)	Morgan Stanley &Co. International PLC
CLP	842,800	01/23/28	4.245%(S)	1 Day CLOIS(2)(S)	(58,628)	—	(58,628)	Morgan Stanley &Co. International PLC
CLP	2,168,000	01/26/28	4.210%(S)	1 Day CLOIS(2)(S)	(159,324)	—	(159,324)	Morgan Stanley &Co. International PLC
CLP	1,080,000	02/01/28	4.200%(S)	1 Day CLOIS(2)(S)	(81,256)	—	(81,256)	Morgan Stanley &Co. International PLC
CLP	1,750,000	03/27/28	4.220%(S)	1 Day CLOIS(2)(S)	(143,506)	—	(143,506)	Citibank, N.A.
CLP	2,092,000	05/17/28	4.270%(S)	1 Day CLOIS(2)(S)	(134,126)	—	(134,126)	Citibank, N.A.
CNH	10,000	04/02/26	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)	33,931	3	33,928	Citibank, N.A.
CNH	5,000	10/14/31	2.675%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(10,608)	—	(10,608)	Standard Chartered Bank
COP	4,351,000	11/01/26	6.590%(Q)	1 Day COOIS(2)(Q)	40,625	—	40,625	Morgan Stanley &Co. International PLC
COP	10,220,000	11/04/26	6.770%(Q)	1 Day COOIS(2)(Q)	117,367	—	117,367	Morgan Stanley &Co. International PLC
COP	13,700,000	06/02/27	5.910%(Q)	1 Day COOIS(2)(Q)	(18,519)	—	(18,519)	Morgan Stanley &Co. International PLC
COP	5,437,000	01/23/28	6.035%(Q)	1 Day COOIS(2)(Q)	(14,882)	—	(14,882)	Morgan Stanley &Co. International PLC
COP	6,670,000	01/26/28	6.000%(Q)	1 Day COOIS(2)(Q)	(21,435)	—	(21,435)	Morgan Stanley &Co. International PLC
COP	5,607,000	02/01/28	6.020%(Q)	1 Day COOIS(2)(Q)	(2,130)	—	(2,130)	Morgan Stanley &Co. International PLC

See Notes to Financial Statements.

PGIM Global Total Return Fund	123

Schedule of Investments (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements (cont’d.):
COP	9,400,000	07/18/28	6.150%(Q)	1 Day COOIS(2)(Q)	$(17,637)	$—	$(17,637)	Morgan Stanley &Co. International PLC
ILS	7,500	12/09/22	1.530%(A)	3 Month TELBOR(2)(Q)	64,911	—	64,911	Citibank, N.A.
ILS	3,200	03/06/23	3.525%(A)	3 Month TELBOR(2)(Q)	66,199	—	66,199	Citibank, N.A.
ILS	4,200	06/27/23	3.730%(A)	3 Month TELBOR(2)(Q)	88,427	—	88,427	Credit Suisse International
ILS	3,000	04/26/26	1.685%(A)	3 Month TELBOR(2)(Q)	37,592	—	37,592	JPMorgan Chase Bank, N.A.
ILS	5,000	06/24/26	1.660%(A)	3 Month TELBOR(2)(Q)	56,277	—	56,277	Citibank, N.A.
ILS	4,000	09/19/26	1.600%(A)	3 Month TELBOR(2)(Q)	36,160	—	36,160	Barclays Bank PLC
ILS	7,000	01/12/27	1.975%(A)	3 Month TELBOR(2)(Q)	135,695	—	135,695	Citibank, N.A.
ILS	3,000	03/15/27	2.130%(A)	3 Month TELBOR(2)(Q)	63,893	—	63,893	Citibank, N.A.
ILS	2,745	06/22/27	1.845%(A)	3 Month TELBOR(2)(Q)	39,872	—	39,872	Citibank, N.A.
ILS	37,240	07/13/27	0.395%(A)	3 Month TELBOR(2)(Q)	(466,394)	—	(466,394)	Goldman Sachs International
ILS	22,800	09/07/27	0.488%(A)	3 Month TELBOR(2)(Q)	(265,837)	—	(265,837)	Morgan Stanley &Co. International PLC
ILS	5,600	04/26/28	1.915%(A)	3 Month TELBOR(2)(Q)	95,775	—	95,775	BNP Paribas S.A.
ILS	38,930	07/16/28	2.045%(A)	3 Month TELBOR(2)(Q)	723,497	—	723,497	JPMorgan Chase Bank, N.A.
ILS	8,050	03/13/29	1.840%(A)	3 Month TELBOR(2)(Q)	129,795	—	129,795	HSBC Bank PLC
ILS	12,160	07/12/29	1.411%(A)	3 Month TELBOR(2)(Q)	46,095	(2,631)	48,726	Citibank, N.A.
ILS	5,000	10/07/29	0.885%(A)	3 Month TELBOR(2)(Q)	(51,549)	—	(51,549)	Goldman Sachs International
ILS	19,790	12/09/29	0.813%(A)	3 Month TELBOR(2)(Q)	(207,687)	—	(207,687)	Goldman Sachs International
ILS	31,310	04/24/30	0.710%(A)	3 Month TELBOR(2)(Q)	(480,965)	(250)	(480,715)	Goldman Sachs International
ILS	25,300	05/07/30	0.810%(A)	3 Month TELBOR(2)(Q)	(327,085)	—	(327,085)	Goldman Sachs International

See Notes to Financial Statements.

124

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements (cont’d.):
JPY	35,000	12/14/32	1.575%(S)	6 Month JPY LIBOR(2)(S)	$50,087	$—	$50,087	HSBC Bank PLC
KRW	655,000	10/07/22	1.765%(Q)	3 Month KWCDC(2)(Q)	877	—	877	JPMorgan Chase Bank, N.A.
KRW	3,300,000	04/17/23	2.170%(Q)	3 Month KWCDC(2)(Q)	14,334	(73)	14,407	Morgan Stanley &Co. International PLC
KRW	900,000	11/05/24	2.425%(Q)	3 Month KWCDC(2)(Q)	9,590	—	9,590	Citibank, N.A.
KRW	1,485,000	10/28/26	1.520%(Q)	3 Month KWCDC(2)(Q)	(42,288)	(8)	(42,280)	JPMorgan Chase Bank, N.A.
KRW	2,040,000	04/26/27	1.880%(Q)	3 Month KWCDC(2)(Q)	(29,572)	—	(29,572)	Morgan Stanley &Co. International PLC
KRW	1,280,000	10/17/28	1.450%(Q)	3 Month KWCDC(2)(Q)	(55,458)	—	(55,458)	Citibank, N.A.
KRW	520,000	01/27/31	1.870%(Q)	3 Month KWCDC(2)(Q)	(12,653)	—	(12,653)	JPMorgan Chase Bank, N.A.
MYR	16,000	08/19/23	3.445%(Q)	3 Month KLIBOR(2)(Q)	73,091	—	73,091	Morgan Stanley &Co. International PLC
MYR	1,700	04/28/25	4.040%(Q)	3 Month KLIBOR(2)(Q)	15,794	—	15,794	Citibank, N.A.
MYR	23,575	04/09/26	2.625%(Q)	3 Month KLIBOR(2)(Q)	(93,522)	(381)	(93,141)	Morgan Stanley &Co. International PLC
MYR	45,900	08/12/26	2.605%(Q)	3 Month KLIBOR(2)(Q)	(212,603)	(756)	(211,847)	HSBC Bank PLC
MYR	3,160	07/11/29	3.528%(Q)	3 Month KLIBOR(2)(Q)	12,817	(6)	12,823	Morgan Stanley &Co. International PLC
MYR	11,700	11/19/29	3.245%(Q)	3 Month KLIBOR(2)(Q)	(11,302)	18	(11,320)	Morgan Stanley &Co. International PLC
MYR	17,800	02/04/30	3.060%(Q)	3 Month KLIBOR(2)(Q)	(83,348)	9	(83,357)	Morgan Stanley &Co. International PLC
RUB	1,846,000	01/12/26	6.360%(A)	3 Month MosPRIME(2)(Q)	(1,429,450)	—	(1,429,450)	Morgan Stanley &Co. International PLC
RUB	1,960,000	02/27/26	6.680%(A)	3 Month MosPRIME(2)(Q)	(1,251,018)	—	(1,251,018)	Morgan Stanley &Co. International PLC

See Notes to Financial Statements.

PGIM Global Total Return Fund	125

Schedule of Investments (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements (cont’d.):
THB	120,000	08/23/23	1.920%(S)	6 Month THBFIX(2)(S)	$83,562	$—	$83,562	Morgan Stanley &Co. International PLC
THB	60,000	07/04/24	1.590%(S)	6 Month THBFIX(2)(S)	33,047	—	33,047	Morgan Stanley &Co. International PLC
THB	28,900	04/30/25	2.560%(S)	6 Month THBFIX(2)(S)	50,200	—	50,200	Citibank, N.A.
THB	173,000	05/07/25	0.795%(S)	6 Month THBFIX(2)(S)	(55,120)	18	(55,138)	HSBC Bank PLC
THB	23,000	05/29/30	1.000%(S)	6 Month THBFIX(2)(S)	(37,691)	—	(37,691)	Goldman Sachs International
ZAR	40,930	03/22/42	7.800%(Q)	3 Month JIBAR(2)(Q)	(206,977)	—	(206,977)	Citibank, N.A.
ZAR	89,400	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)	(332,274)	—	(332,274)	Citibank, N.A.
ZAR	38,700	03/22/47	7.650%(Q)	3 Month JIBAR(1)(Q)	272,186	—	272,186	Citibank, N.A.
ZAR	83,965	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)	453,899	—	453,899	Citibank, N.A.

					$(3,832,634)	$(4,057)	$(3,828,577)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Reverse repurchase agreements outstanding at October 31, 2021:

Broker	Interest Rate	Trade Date	Cost	Maturity Date	Value at October 31, 2021
BNP Paribas S.A	(0.520)%	10/04/21	$10,773,530	Open	$10,714,212
BNP Paribas S.A	(0.520)%	10/04/21	2,214,848	Open	2,202,654
BNP Paribas S.A	0.280%	06/10/21	3,355,856	Open	3,355,856
BNP Paribas S.A	0.280%	06/14/21	5,563,105	Open	5,563,105
BNP Paribas S.A	0.280%	06/14/21	13,281,779	Open	13,281,779
BNP Paribas S.A	0.280%	06/28/21	15,276,000	Open	15,276,000

			$50,465,118		$50,393,606

Open maturity date - Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

126

During the reporting period ended October 31, 2021, Global Total Return Fund held reverse repurchase agreements the entire period with an average value of $22,690,061 and a daily weighted average interest rate of 0.224%. In addition, Corporate and Sovereign Bonds with a combined market value of $51,899,158 have been segregated as collateral to cover the requirement for the reverse repurchase agreements outstanding at period end.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$8,833,185	$(5,815,695)	$19,317,472	$(13,191,067)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$72,739,493
J.P. Morgan Securities LLC	2,100,000	41,128,165

Total	$2,100,000	$113,867,658

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Canada	$—	$1,933,098	$—
Cayman Islands	—	196,292,795	—
Ireland	—	292,683,976	—
Netherlands	—	11,517,200	—
Spain	—	6,202,664	—
United Kingdom	—	17,229,682	—
United States	—	140,924,358	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	127

Schedule of Investments (continued)

as of October 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Bank Loans
Germany	$—	$3,793,212	$—
United Kingdom	—	33,889,631	21,999,441
United States	—	2,513,136	—
Commercial Mortgage-Backed Securities
Canada	—	1,755,942	—
Ireland	—	29,779,058	—
United Kingdom	—	685,986	—
United States	—	353,505,970	17,250,000
Corporate Bonds
Australia	—	3,664,455	—
Belgium	—	14,738,967	—
Brazil	—	43,172,312	—
Bulgaria	—	15,714,160	—
Canada	—	56,312,524	—
China	—	54,160,875	—
Denmark	—	15,082,815	—
France	—	145,192,139	—
Germany	—	54,520,990	—
Hong Kong	—	12,745,376	—
Hungary	—	5,141,699	—
Iceland	—	5,711,851	—
India	—	16,729,475	—
Indonesia	—	12,348,135	—
Israel	—	27,197,292	—
Italy	—	16,538,612	—
Jamaica	—	10,441,601	—
Japan	—	8,327,311	—
Kazakhstan	—	14,471,081	—
Luxembourg	—	19,373,365	—
Malaysia	—	936,605	—
Malta	—	3,944,604	—
Mexico	—	58,797,719	—
Netherlands	—	38,414,579	—
Norway	—	9,967,949	—
Peru	—	1,245,251	—
Philippines	—	4,999,281	—
Poland	—	7,145,619	—
Portugal	—	42,494,527	—
Qatar	—	3,241,632	—
Russia	—	51,548,772	—
Singapore	—	7,160,147	—
South Africa	—	15,208,355	—
South Korea	—	35,605,561	—
Spain	—	49,294,788	—
Supranational Bank	—	68,416,092	—

See Notes to Financial Statements.

128

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds (continued)
Switzerland	$—	$42,609,677	$—
Tunisia	—	544,038	—
Ukraine	—	1,272,640	—
United Arab Emirates	—	53,318,355	—
United Kingdom	—	189,837,541	—
United States	—	1,274,945,463	6,000,000
Residential Mortgage-Backed Securities
Bermuda	—	64,869,120	—
Ireland	—	10,784,967	—
United Kingdom	—	14,370,359	—
United States	—	200,759,799	65,160,769
Sovereign Bonds
Albania	—	2,456,535	—
Andorra	—	466,260	—
Argentina	—	3,060,828	—
Australia	—	1,451,934	—
Austria	—	15,047,996	—
Belgium	—	2,266,023	—
Brazil	—	56,628,124	—
Bulgaria	—	15,360,973	—
Canada	—	25,935,107	—
Chile	—	5,271,355	—
China	—	85,133,523	—
Colombia	—	73,068,877	—
Croatia	—	16,860,220	—
Cyprus	—	59,720,985	—
Czech Republic	—	2,076,341	—
Denmark	—	4,493,306	—
Dominican Republic	—	1,375,637	—
Egypt	—	2,674,930	—
Estonia	—	114,463	—
Finland	—	4,748,478	—
France	—	28,791,255	—
Germany	—	135,306	—
Greece	—	160,240,397	—
Guernsey	—	10,604,701	—
Hong Kong	—	1,987,755	—
Hungary	—	21,034,150	—
Iceland	—	6,239,343	—
India	—	22,366,301	—
Indonesia	—	84,961,280	—
Ireland	—	113,273	—
Isle of Man	—	29,078,005	—
Israel	—	15,217,001	—
Italy	—	260,326,417	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	129

Schedule of Investments (continued)

as of October 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Japan	$—	$30,150,367	$—
Jersey	—	1,737,391	—
Kazakhstan	—	19,861,089	—
Latvia	—	113,062	—
Lithuania	—	355,698	—
Luxembourg	—	113,085	—
Macedonia	—	1,253,506	—
Malaysia	—	4,238,173	—
Mexico	—	72,096,391	—
Montenegro	—	870,058	—
Netherlands	—	107,258	—
New Zealand	—	6,904,349	—
Norway	—	2,987,913	—
Panama	—	21,480,902	—
Peru	—	67,976,443	—
Philippines	—	70,453,631	—
Portugal	—	81,699,204	—
Qatar	—	9,254,516	—
Romania	—	24,179,932	—
Russia	—	45,847,186	—
San Marino	—	557,568	—
Saudi Arabia	—	26,213,565	—
Serbia	—	44,951,315	—
Singapore	—	380,922	—
Slovakia	—	112,466	—
Slovenia	—	3,875,425	—
South Africa	—	8,074,612	—
South Korea	—	4,745,044	—
Spain	—	156,209,478	—
Sweden	—	2,689,754	—
Thailand	—	1,559,784	—
Turkey	—	6,936,465	—
Ukraine	—	61,690,167	—
United Arab Emirates	—	23,985,731	—
United Kingdom	—	64,732,379	—
Uruguay	—	3,308,152	—
U.S. Government Agency Obligations	—	64,301,692	—
U.S. Treasury Obligations	—	23,241,688	—
Common Stocks	13,433,779	780,485	—
Preferred Stock	109,800	—	—

See Notes to Financial Statements.

130

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Funds	$102,653,296	$—	$—
Options Purchased	—	1,742,789	—

Total	$116,196,875	$5,877,101,897	$110,410,210

Liabilities
Options Written	$—	$(3,285,797)	$(45,343)

Other Financial Instruments*
Assets
Futures Contracts	$22,007,900	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	26,850,828	—
OTC Cross Currency Exchange Contracts	—	3,186,294	—
OTC Packaged Credit Default Swap Agreements	—	6,065,936	—
Centrally Cleared Credit Default Swap Agreement	—	165,105	—
OTC Credit Default Swap Agreements	—	14,538,183	16,911
OTC Currency Swap Agreements	—	641,216	—
Centrally Cleared Interest Rate Swap Agreements	—	46,630,302	—
OTC Interest Rate Swap Agreements	—	2,845,595	—

Total	$22,007,900	$100,923,459	$16,911

Liabilities
Futures Contracts	$(23,640,523)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(22,060,904)	—
OTC Cross Currency Exchange Contracts	—	(6,808,093)	—
OTC Packaged Credit Default Swap Agreements	—	(6,065,222)	—
Centrally Cleared Credit Default Swap Agreement	—	(314,993)	—
OTC Credit Default Swap Agreements	—	(2,210,464)	(10,031)
Centrally Cleared Inflation Swap Agreements	—	(5,865,054)	—
Centrally Cleared Interest Rate Swap Agreements	—	(90,543,510)	—
OTC Interest Rate Swap Agreements	—	(6,678,229)	—

Total	$(23,640,523)	$(140,546,469)	$(10,031)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Global Total Return Fund	131

Schedule of Investments (continued)

as of October 31, 2021

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities- Canada	Asset-Backed Securities- Ireland	Asset-Backed Securities- United States	Bank Loan
Balance as of 10/31/20	$300,385	$9,904,475	$1,277,058	$—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—	(470,383)
Purchases/Exchanges/Issuances	—	—	—	22,458,189
Sales/Paydowns	—	—	—	—
Accrued discount/premium	—	—	—	11,635
Transfers into Level 3*	—	—	—	—
Transfers out of Level 3*	(300,385)	(9,904,475)	(1,277,058)	—

Balance as of 10/31/21	$—	$—	$—	$21,999,441

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$—	$—	$(470,383)

	Commercial Mortgage-Backed- Security	Corporate Bonds	Residential Mortgage-Backed- Securities	Options Written	OTC Credit Default Swap Agreements
Balance as of 10/31/20	$—	$1,251,985	$33,497,134	—	$2,184
Realized gain (loss)	—	—	—	—	49,233
Change in unrealized appreciation (depreciation)	—	—	123,342	(11,293)	6,880
Purchases/Exchanges/Issuances	17,250,000	6,000,000	68,000,000	—	—
Sales/Paydowns	—	—	(36,459,707)	(34,050)	(51,417)
Accrued discount/premium	—	—	—	—	—
Transfers into Level 3*	—	—	—	—	—
Transfers out of Level 3*	—	(1,251,985)	—	—	—

Balance as of 10/31/21	$17,250,000	$6,000,000	$65,160,769	$(45,343)	$6,880

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$—	$123,342	$(11,293)	$6,880

*

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels due to a change in observable and/or unobservable inputs.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of October 31, 2021	Valuation Approach	Valuation Methodology	Unobservable Inputs
Corporate Bond	$6,000,000	Market	Comparable Bond Spread	Adjusted Credit Spread

See Notes to Financial Statements.

132

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of October 31, 2021, the aggregate value of these securities and/or derivatives was $104,371,747. The unobservable inputs for these investments were not developed by the Fund and are not readily available.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Sovereign Bonds	31.1%
Banks	13.3
Collateralized Loan Obligations	8.5
Commercial Mortgage-Backed Securities	6.6
Residential Mortgage-Backed Securities	6.0
Electric	3.1
Oil & Gas	3.1
Real Estate Investment Trusts (REITs)	2.1
Telecommunications	1.9
Transportation	1.9
Affiliated Mutual Funds (0.8% represents investments purchased with collateral from securities on loan)	1.7
Diversified Financial Services	1.5
Media	1.5
Retail	1.4
Foods	1.2
Multi-National	1.1
Commercial Services	1.1
U.S. Government Agency Obligations	1.1
Pipelines	0.9
Pharmaceuticals	0.8
Insurance	0.8
Automobiles	0.7
Student Loans	0.6
Auto Manufacturers	0.6
Healthcare-Services	0.5
Chemicals	0.5
Healthcare-Products	0.5
Packaging & Containers	0.5
Entertainment	0.5
Home Builders	0.5
U.S. Treasury Obligations	0.4
Consumer Loans	0.4
Credit Cards	0.3
Software	0.3

Aerospace & Defense	0.3%
Beverages	0.2
Semiconductors	0.2
Iron/Steel	0.2
Other	0.2
Oil, Gas & Consumable Fuels	0.2
Engineering & Construction	0.2
Electronics	0.2
Agriculture	0.2
Mining	0.2
Machinery-Diversified	0.2
Airlines	0.2
Lodging	0.2
Internet	0.1
Real Estate	0.1
Gas	0.1
Auto Parts & Equipment	0.1
Building Materials	0.1
Household Products/Wares	0.1
Home Equity Loans	0.1
Oil & Gas Services	0.0	*
Options Purchased	0.0	*
Housewares	0.0	*
Holding Companies-Diversified	0.0	*
Gas Utilities	0.0	*
Office/Business Equipment	0.0	*
Forest Products & Paper	0.0	*

	100.4
Options Written	(0.1)
Other assets in excess of liabilities	0.5

	100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

PGIM Global Total Return Fund	133

Schedule of Investments (continued)

as of October 31, 2021

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2021 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
	Due from/to			Due from/to
	broker-variation margin			broker-variation margin
Credit contracts	swaps	$165,105	*	swaps	$314,993	*
	Premiums paid for OTC			Premiums received for
Credit contracts	swap agreements	8,833,137		OTC swap agreements	5,811,590
				Options written
Credit contracts	Unaffiliated investments	511,121		outstanding, at value	1,824,083
	Unrealized appreciation			Unrealized depreciation
Credit contracts	on OTC swap agreements	15,827,954		on OTC swap agreements	6,514,188
	Due from/to			Due from/to
	broker-variation margin			broker-variation margin
Foreign exchange contracts	futures	1,511,093	*	futures	7,962,348	*
				Options written
Foreign exchange contracts	Unaffiliated investments	186,176		outstanding, at value	186,176
	Unrealized appreciation			Unrealized depreciation
	on OTC cross currency			on OTC cross currency
Foreign exchange contracts	exchange contracts	3,186,294		exchange contracts	6,808,093
	Unrealized appreciation			Unrealized depreciation
	on OTC forward foreign			on OTC forward foreign
	currency exchange			currency exchange
Foreign exchange contracts	contracts	26,850,828		contracts	22,060,904
	Due from/to			Due from/to
	broker-variation margin			broker-variation margin
Interest rate contracts	futures	20,496,807	*	futures	15,678,175	*
	Due from/to			Due from/to
	broker-variation margin			broker-variation margin
Interest rate contracts	swaps	46,630,302	*	swaps	96,408,564	*
	Premiums paid for OTC			Premiums received for
Interest rate contracts	swap agreements	48		OTC swap agreements	4,105
				Options written
Interest rate contracts	Unaffiliated investments	1,045,492		outstanding, at value	1,320,881

See Notes to Financial Statements.

134

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on OTC swap agreements	$3,489,518	Unrealized depreciation on OTC swap agreements	$6,676,879

		$128,733,875		$171,570,979

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(531,399)	$730,386	$—	$—	$16,963,298
Foreign exchange contracts	(258,297,560)	245,253,575	(12,426,516)	16,913,493	—
Interest rate contracts	—	194,692	(72,849,439)	—	26,596,675

Total	$(258,828,959)	$246,178,653	$(85,275,955)	$16,913,493	$43,559,973

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(57,108)	$13,964	$—	$—	$2,388,098
Foreign exchange contracts	(12,194,918)	24,293,624	(6,568,524)	(21,856,791)	—
Interest rate contracts	23,714	(104,381)	36,060,765	—	(138,074,212)

Total	$(12,228,312)	$24,203,207	$29,492,241	$(21,856,791)	$(135,686,114)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM Global Total Return Fund	135

Schedule of Investments (continued)

as of October 31, 2021

For the year ended October 31, 2021, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)
$120,050,432	$4,802,744,501	$1,550,577,539	$3,395,973,102	$1,550,282,989

Forward Foreign Currency Exchange Contracts - Sold(3)	Cross Currency Exchange Contracts(4)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$1,510,615,745	$195,697,187	$85,681,120	$4,147,444,180

Credit Default Swap Agreements— Buy Protection(2)	Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)
$235,469,347	$808,158,861	$16,695,991

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	N/A	$46,728,347	$(46,728,347)	$—
Reverse Repurchase Agreements	BNP Paribas S.A.	(50,393,606)	50,393,606	—

		$(3,665,259)

See Notes to Financial Statements.

136

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America,
N.A.	$14,071,117	$(8,076,123)	$5,994,994	$(5,994,994)	$—
Barclays Bank PLC	5,605,229	(9,884,393)	(4,279,164)	4,279,164	—
BNP Paribas S.A.	674,839	(1,780,132)	(1,105,293)	1,105,293	—
Citibank, N.A.	18,226,172	(4,276,097)	13,950,075	(13,950,075)	—
Credit Suisse International	600,274	(194,180)	406,094	(340,000)	66,094
Deutsche Bank AG	6,133,878	(8,371,323)	(2,237,445)	2,237,445	—
Goldman Sachs International	3,406,755	(6,594,369)	(3,187,614)	3,187,614	—
HSBC Bank PLC	1,479,067	(874,767)	604,300	—	604,300
JPMorgan Chase Bank, N.A.	5,894,700	(789,082)	5,105,618	(5,105,618)	—
Morgan Stanley & Co. International PLC	3,787,464	(10,011,076)	(6,223,612)	5,487,016	(736,596)
Standard Chartered Bank	—	(137,260)	(137,260)	—	(137,260)
The Toronto-Dominion Bank	—	(5,095)	(5,095)	—	(5,095)
UBS AG	51,073	(213,002)	(161,929)	161,929	—

	$59,930,568	$(51,206,899)	$8,723,669	$(8,932,226)	$(208,557)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Global Total Return Fund	137

Statement of Assets and Liabilities

as of October 31, 2021

Assets
Investments at value, including securities on loan of $46,728,347:
Unaffiliated investments (cost $5,943,476,358)	$6,001,055,686
Affiliated investments (cost $102,636,896)	102,653,296
Cash	122,359
Foreign currency, at value (cost $9,064,686)	9,035,367
Cash segregated for counterparty - OTC	13,063,000
Dividends and interest receivable	56,441,847
Unrealized appreciation on OTC forward foreign currency exchange contracts	26,850,828
Unrealized appreciation on OTC swap agreements	19,317,472
Receivable for Fund shares sold	16,217,702
Premiums paid for OTC swap agreements	8,833,185
Due from broker—variation margin futures	4,740,595
Receivable for investments sold	4,172,764
Unrealized appreciation on OTC cross currency exchange contracts	3,186,294
Deposit with broker for centrally cleared/exchange-traded derivatives	2,100,000
Tax reclaim receivable	38,069
Prepaid expenses	35,614

Total Assets	6,267,864,078

Liabilities
Reverse repurchase agreements (cost $50,465,118)	50,393,606
Payable to broker for collateral for securities on loan	48,772,478
Unrealized depreciation on OTC forward foreign currency exchange contracts	22,060,904
Payable for Fund shares purchased	21,242,531
Unrealized depreciation on OTC swap agreements	13,191,067
Payable for investments purchased	11,878,495
Unrealized depreciation on OTC cross currency exchange contracts	6,808,093
Premiums received for OTC swap agreements	5,815,695
Options written outstanding, at value (premiums received $40,273,580)	3,331,140
Management fee payable	2,404,287
Accrued expenses and other liabilities	2,384,402
Due to broker—variation margin swaps	828,076
Dividends payable	620,158
Distribution fee payable	110,082
Affiliated transfer agent fee payable	66,369
Directors’ fees payable	4,724
Affiliated shareholder servicing fees payable	8

Total Liabilities	189,912,115

Net Assets	$6,077,951,963

Net assets were comprised of:
Common stock, at par	$9,034,599
Paid-in capital in excess of par	6,242,537,527
Total distributable earnings (loss)	(173,620,163)

Net assets, October 31, 2021	$6,077,951,963

See Notes to Financial Statements.

138

Class A
Net asset value and redemption price per share, ($337,256,994 ÷ 50,532,877 shares of common stock issued and outstanding)	$6.67
Maximum sales charge (3.25% of offering price)	0.22

Maximum offering price to public	$6.89

Class C
Net asset value, offering price and redemption price per share, ($42,012,373 ÷ 6,307,280 shares of common stock issued and outstanding)	$6.66

Class Z
Net asset value, offering price and redemption price per share, ($2,907,889,662 ÷ 433,349,238 shares of common stock issued and outstanding)	$6.71

Class R2
Net asset value, offering price and redemption price per share, ($9,324,300 ÷ 1,380,155 shares of common stock issued and outstanding)	$6.76

Class R4
Net asset value, offering price and redemption price per share, ($14,653,662 ÷ 2,167,211 shares of common stock issued and outstanding)	$6.76

Class R6
Net asset value, offering price and redemption price per share, ($2,766,814,972 ÷ 409,723,143 shares of common stock issued and outstanding)	$6.75

See Notes to Financial Statements.

PGIM Global Total Return Fund	139

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)
Income
Interest income (net of $4,317 foreign withholding tax)	$137,458,849
Unaffiliated dividend income (net of $100 foreign withholding tax)	260,313
Affiliated dividend income	175,855
Income from securities lending, net (including affiliated income of $48,681)	140,838

Total income	138,035,855

Expenses
Management fee	27,579,023
Distribution fee(a)	1,358,439
Shareholder servicing fees (including affiliated expense of $5,809)(a)	27,618
Transfer agent’s fees and expenses (including affiliated expense of $365,360)(a)	4,212,337
Custodian and accounting fees	661,604
Registration fees(a)	385,682
Shareholders’ reports	364,485
SEC registration fees	204,128
Directors’ fees	70,923
Audit fee	69,404
Legal fees and expenses	47,467
Miscellaneous	77,356

Total expenses	35,058,466
Less: Fee waiver and/or expense reimbursement(a)	(749,139)

Net expenses	34,309,327

Net investment income (loss)	103,726,528

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(7,305))	(247,557,020)
Futures transactions	(85,275,955)
Forward and cross currency contract transactions	16,913,493
Options written transactions	246,178,653
Swap agreement transactions	43,559,973
Foreign currency transactions	12,013,560

(14,167,296)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(13,678))	(63,841,513)
Futures	29,492,241
Forward and cross currency contracts	(21,856,791)
Options written	24,203,207
Swap agreements	(135,686,114)
Foreign currencies	(640,477)

(168,329,447)

Net gain (loss) on investment and foreign currency transactions	(182,496,743)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(78,770,215)

See Notes to Financial Statements.

140

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R2	Class R4	Class R6
Distribution fee	861,479	459,883	—	37,077	—	—
Shareholder servicing fees	—	—	—	14,831	12,787	—
Transfer agent’s fees and expenses	438,640	43,858	3,623,968	25,826	20,860	59,185
Registration fees	38,576	20,042	183,484	12,893	11,443	119,244
Fee waiver and/or expense reimbursement	(88,823)	(12,232)	(635,512)	(7,446)	(5,126)	—

See Notes to Financial Statements.

PGIM Global Total Return Fund	141

Statements of Changes in Net Assets

	Year Ended October 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$103,726,528	$78,250,201
Net realized gain (loss) on investment and foreign currency transactions	(14,167,296)	(41,391,289)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(168,329,447)	132,867,900

Net increase (decrease) in net assets resulting from operations	(78,770,215)	169,726,812

Dividends and Distributions
Distributions from distributable earnings
Class A	(11,214,566)	(15,434,655)
Class B	—	(36,718)
Class C	(1,176,988)	(2,085,359)
Class Z	(97,362,939)	(96,176,908)
Class R2	(480,802)	(326,426)
Class R4	(409,228)	(213,590)
Class R6	(84,383,978)	(85,893,808)

	(195,028,501)	(200,167,464)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	3,532,268,017	2,888,330,203
Net asset value of shares issued in reinvestment of dividends and distributions	185,117,955	189,853,992
Cost of shares purchased	(1,818,213,350)	(1,246,399,496)

Net increase (decrease) in net assets from Fund share transactions	1,899,172,622	1,831,784,699

Total increase (decrease)	1,625,373,906	1,801,344,047

Net Assets:

Beginning of year	4,452,578,057	2,651,234,010

End of year	$6,077,951,963	$4,452,578,057

See Notes to Financial Statements.

142

Financial Highlights

Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.96	$7.07	$6.36	$6.75	$6.64
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.13	0.16	0.14	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.17)	0.16	0.78	(0.31)	0.19
Total from investment operations	(0.06)	0.29	0.94	(0.17)	0.33
Less Dividends and Distributions:
Dividends from net investment income*	(0.23)	(0.23)	(0.23)	(0.22)	(0.13)
Tax return of capital distributions	-	-	-	-	(0.05)
Distributions from net realized gains	-	(0.17)	-	-	(0.04)
Total dividends and distributions	(0.23)	(0.40)	(0.23)	(0.22)	(0.22)
Net asset value, end of year	$6.67	$6.96	$7.07	$6.36	$6.75
Total Return(b):	(0.97)%	4.35%	15.05%	(2.65)%	5.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$337,257	$326,416	$216,708	$184,064	$174,732
Average net assets (000)	$344,592	$285,380	$188,633	$187,975	$175,014
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.88%	0.88%	0.88%	0.88%	0.88%
Expenses before waivers and/or expense reimbursement	0.91%	0.96%	1.02%	1.02%	0.99%
Net investment income (loss)	1.58%	1.94%	2.40%	2.11%	2.12%
Portfolio turnover rate(e)	23%	20%	37%	40%	75%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return Fund	143

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.95	$7.06	$6.35	$6.73	$6.63
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.08	0.11	0.09	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.17)	0.16	0.78	(0.30)	0.18
Total from investment operations	(0.11)	0.24	0.89	(0.21)	0.27
Less Dividends and Distributions:
Dividends from net investment income*	(0.18)	(0.18)	(0.18)	(0.17)	(0.10)
Tax return of capital distributions	-	-	-	-	(0.03)
Distributions from net realized gains	-	(0.17)	-	-	(0.04)
Total dividends and distributions	(0.18)	(0.35)	(0.18)	(0.17)	(0.17)
Net asset value, end of year	$6.66	$6.95	$7.06	$6.35	$6.73
Total Return(b):	(1.72)%	3.57%	14.21%	(3.24)%	4.19%

Ratios/Supplemental Data:
Net assets, end of year (000)	$42,012	$46,157	$37,486	$34,889	$31,509
Average net assets (000)	$45,988	$42,925	$34,321	$36,335	$31,191
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.63%	1.63%	1.63%	1.63%	1.63%
Expenses before waivers and/or expense reimbursement	1.66%	1.68%	1.69%	1.73%	1.74%
Net investment income (loss)	0.83%	1.20%	1.65%	1.37%	1.39%
Portfolio turnover rate(e)	23%	20%	37%	40%	75%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

144

Class Z Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.00	$7.11	$6.40	$6.78	$6.67
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.15	0.18	0.16	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.17)	0.16	0.78	(0.31)	0.20
Total from investment operations	(0.04)	0.31	0.96	(0.15)	0.35
Less Dividends and Distributions:
Dividends from net investment income*	(0.25)	(0.25)	(0.25)	(0.23)	(0.15)
Tax return of capital distributions	-	-	-	-	(0.05)
Distributions from net realized gains	-	(0.17)	-	-	(0.04)
Total dividends and distributions	(0.25)	(0.42)	(0.25)	(0.23)	(0.24)
Net asset value, end of year	$6.71	$7.00	$7.11	$6.40	$6.78
Total Return(b):	(0.70)%	4.61%	15.25%	(2.25)%	5.35%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,907,890	$2,264,938	$1,254,507	$765,708	$390,194
Average net assets (000)	$2,809,784	$1,726,788	$888,961	$648,173	$340,627
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses before waivers and/or expense reimbursement	0.65%	0.68%	0.68%	0.71%	0.74%
Net investment income (loss)	1.82%	2.18%	2.61%	2.39%	2.35%
Portfolio turnover rate(e)	23%	20%	37%	40%	75%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return Fund	145

Financial Highlights (continued)

Class R2 Shares
	Year Ended October 31,			December 27, 2017(a) through October 31, 2018
	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$7.05	$7.16	$6.44	$6.90
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.11	0.15	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.17)	0.17	0.79	(0.38)
Total from investment operations	(0.07)	0.28	0.94	(0.29)
Less Dividends and Distributions:
Dividends from net investment income*	(0.22)	(0.22)	(0.22)	(0.17)
Distributions from net realized gains	-	(0.17)	-	-
Total dividends and distributions	(0.22)	(0.39)	(0.22)	(0.17)
Net asset value, end of period	$6.76	$7.05	$7.16	$6.44
Total Return(c):	(1.12)%	4.13%	14.81%	(4.24)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$9,324	$18,443	$185	$10
Average net assets (000)	$14,831	$9,990	$78	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.08%	1.08%	1.08%	1.08	%(e)
Expenses before waivers and/or expense reimbursement	1.13%	1.25%	19.82%	236.32	%(e)
Net investment income (loss)	1.38%	1.62%	2.11%	1.67	%(e)
Portfolio turnover rate(f)	23%	20%	37%	40%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

146

Class R4 Shares
	Year Ended October 31,			December 27, 2017(a) through October 31, 2018
	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$7.05	$7.16	$6.45	$6.90
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.13	0.16	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.17)	0.17	0.79	(0.38)
Total from investment operations	(0.06)	0.30	0.95	(0.26)
Less Dividends and Distributions:
Dividends from net investment income*	(0.23)	(0.24)	(0.24)	(0.19)
Distributions from net realized gains	-	(0.17)	-	-
Total dividends and distributions	(0.23)	(0.41)	(0.24)	(0.19)
Net asset value, end of period	$6.76	$7.05	$7.16	$6.45
Total Return(c):	(0.87)%	4.39%	14.92%	(3.88)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$14,654	$8,932	$1,453	$127
Average net assets (000)	$12,787	$5,178	$804	$33
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.83%	0.83%	0.83%	0.83	%(e)
Expenses before waivers and/or expense reimbursement	0.87%	1.13%	2.63%	70.94	%(e)
Net investment income (loss)	1.63%	1.91%	2.34%	2.23	%(e)
Portfolio turnover rate(f)	23%	20%	37%	40%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Total Return Fund	147

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.04	$7.16	$6.44	$6.82	$6.72
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.16	0.18	0.16	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.17)	0.15	0.80	(0.30)	0.18
Total from investment operations	(0.03)	0.31	0.98	(0.14)	0.34
Less Dividends and Distributions:
Dividends from net investment income*	(0.26)	(0.26)	(0.26)	(0.24)	(0.15)
Tax return of capital distributions	-	-	-	-	(0.05)
Distributions from net realized gains	-	(0.17)	-	-	(0.04)
Total dividends and distributions	(0.26)	(0.43)	(0.26)	(0.24)	(0.24)
Net asset value, end of year	$6.75	$7.04	$7.16	$6.44	$6.82
Total Return(b):	(0.58)%	4.69%	15.25%	(2.19)%	5.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,766,815	$1,787,693	$1,139,781	$761,927	$460,700
Average net assets (000)	$2,396,559	$1,513,154	$925,868	$636,670	$271,620
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.52%	0.55%	0.56%	0.58%	0.58%
Expenses before waivers and/or expense reimbursement	0.52%	0.55%	0.56%	0.58%	0.59%
Net investment income (loss)	1.93%	2.27%	2.67%	2.39%	2.33%
Portfolio turnover rate(e)	23%	20%	37%	40%	75%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

148

Notes to Financial Statements

1.  Organization

Prudential Global Total Return Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and currently consists of two separate funds: PGIM Global Total Return Fund and PGIM Global Total Return (USD Hedged) Fund. These financial statements relate only to the PGIM Global Total Return Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return, made up of current income and capital appreciation.

2.  Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

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Notes to Financial Statements (continued)

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on

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the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

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Notes to Financial Statements (continued)

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon

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entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on

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Notes to Financial Statements (continued)

swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk

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exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

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Notes to Financial Statements (continued)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Reverse Repurchase Agreements: The Fund enters reverse repurchase agreements with qualified third-party broker-dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives securities and/or cash as collateral with a market value in-excess of the repurchase price to be paid by the Fund upon the maturity of the transaction. During the term of the agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Due to the short-term nature of reverse

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repurchase agreements, face value approximates fair value. Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the

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Notes to Financial Statements (continued)

Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

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Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal

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income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.  Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited (collectively referred to herein as the “subadviser”). The Manager pays for the services of the subadviser.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $2 billion and 0.485% of such assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.49% for the year ended October 31, 2021.

The Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.88% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class C shares, 0.63% of average daily net assets for Class Z shares, 1.08% of average daily net assets for Class R2 shares, 0.83% of average daily net assets for Class R4 shares, and 0.58% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and

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deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1% and 0.25% of the average daily net assets of the Class A, Class C and Class R2 shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 or Class R6 shares of the Fund.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

For the year ended October 31, 2021, PIMS received $672,046 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021, PIMS received $15,223 and $6,697 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited, PIMS and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Notes to Financial Statements (continued)

4.   Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.   Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $2,931,015,510 and $1,225,153,560, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$73,811,083	$1,591,800,716	$1,611,749,605	$—	$—	$53,862,194	53,862,194	$175,855

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Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund (1)(b)(wa)
$77,327,940	$292,399,632	$320,915,487	$(13,678)	$(7,305)	$48,791,102	48,820,394	$48,681	(2)

$151,139,023	$1,884,200,348	$1,932,665,092	$(13,678)	$(7,305)	$102,653,296		$224,536

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.   Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $195,028,501 of ordinary income. For the year ended October 31, 2020, the tax character of dividends paid by the Fund was $152,784,021 of ordinary income $47,383,443 of long-term capital gains.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis was $37,027,203 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$6,135,496,092	$339,026,863	$(415,393,866)	$(76,367,003)

The differences between GAAP basis and tax basis is primarily attributable to deferred losses on wash sales, amortization of premiums, straddle loss deferrals, futures contracts, and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2021 of approximately $133,660,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is

PGIM Global Total Return Fund	163

Notes to Financial Statements (continued)

required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.   Capital and Ownership

The Fund offers Class A, Class C, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 18,075,000,000 shares of common stock, $0.01 par value per share, 16,575,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class A	900,000,000
Class B	50,000,000
Class C	300,000,000
Class Z	8,000,000,000
Class T	125,000,000
Class R2	100,000,000
Class R4	100,000,000
Class R6	7,000,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

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As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	20,506	0.1%
Class Z	808,369	0.2%
Class R6	10,950,415	2.7%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	3	55.3%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	18,348,202	$128,362,352
Shares issued in reinvestment of dividends and distributions	1,493,697	10,390,284

Shares purchased	(14,043,253)	(97,092,549)
Net increase (decrease) in shares outstanding before conversion	5,798,646	41,660,087
Shares issued upon conversion from other share class(es)	1,646,606	11,495,490
Shares purchased upon conversion into other share class(es)	(3,810,132)	(27,015,786)

Net increase (decrease) in shares outstanding	3,635,120	$26,139,791

Year ended October 31, 2020:
Shares sold	29,959,840	$206,316,752
Shares issued in reinvestment of dividends and distributions	2,095,521	14,312,712
Shares purchased	(10,993,839)	(74,322,509)

Net increase (decrease) in shares outstanding before conversion	21,061,522	146,306,955
Shares issued upon conversion from other share class(es)	1,080,101	7,356,896
Shares purchased upon conversion into other share class(es)	(5,875,701)	(38,994,408)

Net increase (decrease) in shares outstanding	16,265,922	$114,669,443

Class B
Period ended June 26, 2020*:
Shares sold	6,286	$44,027
Shares issued in reinvestment of dividends and distributions	4,029	27,464
Shares purchased	(27,779)	(185,513)

Net increase (decrease) in shares outstanding before conversion	(17,464)	(114,022)
Shares purchased upon conversion into other share class(es)	(140,073)	(947,783)

Net increase (decrease) in shares outstanding	(157,537)	$(1,061,805)

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Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,589,551	$11,113,858
Shares issued in reinvestment of dividends and distributions	156,935	1,093,504
Shares purchased	(1,202,768)	(8,301,314)

Net increase (decrease) in shares outstanding before conversion	543,718	3,906,048
Shares purchased upon conversion into other share class(es)	(881,386)	(6,170,193)

Net increase (decrease) in shares outstanding	(337,668)	$(2,264,145)

Year ended October 31, 2020:
Shares sold	2,799,890	$19,242,851
Shares issued in reinvestment of dividends and distributions	275,980	1,881,502
Shares purchased	(1,182,559)	(7,968,351)

Net increase (decrease) in shares outstanding before conversion	1,893,311	13,156,002
Shares purchased upon conversion into other share class(es)	(557,238)	(3,833,364)

Net increase (decrease) in shares outstanding	1,336,073	$9,322,638

Class Z
Year ended October 31, 2021:
Shares sold	274,722,315	$1,920,897,826
Shares issued in reinvestment of dividends and distributions	12,758,800	89,077,520
Shares purchased	(170,730,518)	(1,178,669,188)

Net increase (decrease) in shares outstanding before conversion	116,750,597	831,306,158
Shares issued upon conversion from other share class(es)	4,117,080	29,321,864
Shares purchased upon conversion into other share class(es)	(11,193,087)	(77,267,060)

Net increase (decrease) in shares outstanding	109,674,590	$783,360,962

Year ended October 31, 2020:
Shares sold	226,854,547	$1,567,309,056
Shares issued in reinvestment of dividends and distributions	12,778,439	87,825,110
Shares purchased	(97,080,162)	(653,573,570)

Net increase (decrease) in shares outstanding before conversion	142,552,824	1,001,560,596
Shares issued upon conversion from other share class(es)	6,014,890	40,161,259
Shares purchased upon conversion into other share class(es)	(1,301,190)	(8,727,439)

Net increase (decrease) in shares outstanding	147,266,524	$1,032,994,416

Class R2
Year ended October 31, 2021:
Shares sold	813,293	$5,764,396
Shares issued in reinvestment of dividends and distributions	66,530	471,369
Shares purchased	(2,110,439)	(14,687,722)

Net increase (decrease) in shares outstanding before conversion	(1,230,616)	(8,451,957)
Shares purchased upon conversion into other share class(es)	(7,014)	(49,590)

Net increase (decrease) in shares outstanding	(1,237,630)	$(8,501,547)

Year ended October 31, 2020:
Shares sold	3,001,063	$20,498,928
Shares issued in reinvestment of dividends and distributions	46,957	325,694
Shares purchased	(456,047)	(3,107,640)

Net increase (decrease) in shares outstanding	2,591,973	$17,716,982

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Class R4	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,386,795	$9,797,267
Shares issued in reinvestment of dividends and distributions	37,826	265,285
Shares purchased	(524,177)	(3,680,598)

Net increase (decrease) in shares outstanding	900,444	$6,381,954

Year ended October 31, 2020:
Shares sold	1,392,336	$9,541,458
Shares issued in reinvestment of dividends and distributions	19,249	134,021
Shares purchased	(347,640)	(2,411,027)

Net increase (decrease) in shares outstanding before conversion	1,063,945	7,264,452
Shares issued upon conversion from other share class(es)	431	3,059
Shares purchased upon conversion into other share class(es)	(434)	(2,688)

Net increase (decrease) in shares outstanding	1,063,942	$7,264,823

Class R6
Year ended October 31, 2021:
Shares sold	207,642,697	$1,456,332,318
Shares issued in reinvestment of dividends and distributions	11,954,625	83,819,993
Shares purchased	(73,789,243)	(515,781,979)

Net increase (decrease) in shares outstanding before conversion	145,808,079	1,024,370,332
Shares issued upon conversion from other share class(es)	10,307,320	71,496,475
Shares purchased upon conversion into other share class(es)	(253,081)	(1,811,200)

Net increase (decrease) in shares outstanding	155,862,318	$1,094,055,607

Year ended October 31, 2020:
Shares sold	155,052,459	$1,065,377,131
Shares issued in reinvestment of dividends and distributions	12,339,558	85,347,489
Shares purchased	(73,559,225)	(504,830,886)

Net increase (decrease) in shares outstanding before conversion	93,832,792	645,893,734
Shares issued upon conversion from other share class(es)	801,622	5,380,917
Shares purchased upon conversion into other share class(es)	(56,067)	(396,449)

Net increase (decrease) in shares outstanding	94,578,347	$650,878,202

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.   Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

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Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2021. The average daily balance for the 7 days that the Fund had loans outstanding during the period was approximately $9,500,143, borrowed at a weighted average interest rate of 1.29%. The maximum loan outstanding amount during the period was $10,533,000. At October 31, 2021, the Fund did not have an outstanding loan amount.

9.   Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

168

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

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Notes to Financial Statements (continued)

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings

170

may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be

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Notes to Financial Statements (continued)

made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased

172

market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.   Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

PGIM Global Total Return Fund	173

Notes to Financial Statements (continued)

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

174

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Global Total Return Fund, Inc. and Shareholders of PGIM Global Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Global Total Return Fund (one of the funds constituting Prudential Global Total Return Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Global Total Return Fund	175

Tax Information (unaudited)

For the year ended October 31, 2021, the Fund reports the maximum amount allowable but not less than 28.03% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2021.

176

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Global Total Return Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Global Total Return Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Global Total Return Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Global Total Return Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Global Total Return Fund1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

[1]	PGIM Global Total Return Fund is a series of Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant

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information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Global Total Return Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

•	The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.88% for Class A shares, 1.63% for Class C shares, 0.63% for Class Z shares, 1.08% for Class R2 shares, 0.83% for Class R4 shares, and 0.58% for Class R6 shares through February 28, 2022.

•	In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global Total Return Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Global Total Return Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GLOBAL TOTAL RETURN FUND

SHARE CLASS	A	C	Z	R2	R4	R6
NASDAQ	GTRAX	PCTRX	PZTRX	PGTOX	PGTSX	PGTQX
CUSIP	74439A103	74439A301	74439A400	74439A863	74439A855	74439A509

MF169E

PGIM GLOBAL TOTAL RETURN (USD HEDGED) FUND

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Global Total Return (USD Hedged) Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global Total Return (USD Hedged) Fund

December 15, 2021

PGIM Global Total Return (USD Hedged) Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21
	One Year (%)	Since Inception (%)

Class A

(with sales charges)	-4.43	3.42 (12/12/2017)

(without sales charges)	-1.22	4.30 (12/12/2017)

Class C

(with sales charges)	-2.92	3.53 (12/12/2017)

(without sales charges)	-1.96	3.53 (12/12/2017)

Class Z

(without sales charges)	-0.98	4.56 (12/12/2017)

Class R6

(without sales charges)	-0.82	4.65 (12/12/2017)

Bloomberg Global Aggregate (USD Hedged) Index

	-0.83	3.53

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Global Aggregate (USD Hedged) Index by portraying the initial account values at the commencement of operations for Class Z shares (December 12, 2017) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Global Total Return (USD Hedged) Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg Global Aggregate (USD Hedged) Index—The Bloomberg Global Aggregate (USD Hedged) Index is an unmanaged index which tracks the performance of global investment-grade fixed income markets, including Treasury, government-related, corporate, and securitized fixed rate bonds from both developed and emerging market issuers. The index includes hedge financial instruments to reduce any gains or losses that could be attributed to non-U.S. dollar exposure.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 10/31/21

	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.26	1.13	-0.73

Class C	0.18	0.42	–6.04

Class Z	0.28	1.41	1.59

Class R6	0.29	1.46	1.23

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/21 (%)

AAA	25.1

AA	9.4

A	14.5

BBB	31.2

BB	11.3

B	3.9

CCC	0.3

Not Rated	2.5

Cash/Cash Equivalents	1.8

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Global Total Return (USD Hedged) Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Global Total Return (US Hedged) Fund’s Class Z shares returned -0.98% in the 12-month reporting period that ended October 31, 2021, underperforming the -0.83% return of the Bloomberg Global Aggregate (USD Hedged) Index (the Index).

What were the market conditions?

•

The strong global rebound from the depths of the COVID-19 pandemic continued throughout the reporting period, as economies continued to respond to the unprecedented monetary and fiscal stimulus programs. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation, kicking off a robust “reflation trade” in bond markets, which caused the US Treasury yield curve to steepen over the period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

•

Although yields for short-term Treasuries remained well anchored during the first quarter of 2021 by the Fed’s commitment to maintain its low-rate policy, longer-term Treasuries sold off sharply, with the yield on the benchmark US 10-year Treasury note rising from 0.92% on December 31, 2020 to 1.74% by March 31, 2021. Similarly, the yield on the 30-year Treasury bond rose from 1.65% to 2.41% over the same period.

•

Market volatility for rates then eased in the second and third quarters of 2021, with long-term US Treasury yields declining gradually before rising again in late September after the Fed signaled it could begin tapering its monthly bond purchases shortly after its November meeting. The US 10-year and 30-year Treasury yields ended the period at 1.55% and 1.93%, respectively. Meanwhile, the yield on the 2-year Treasury note rose sharply the last month of the period as markets began pricing in two rate hikes in 2022, ending October 31, 2021 at 0.45%—a rise of 28 basis points (bps) over the period. (One basis point equals 0.01%.) Despite flattening over the last six months of the period as the market pulled forward its expectation for rate hikes, the US Treasury yield curve steepened during the period, with the 10-year and 2-year Treasury spread rising from 0.74% to 1.07% as of October 31, 2021.

•

In Europe, German 10-year bond yields rose to end the period at -0.10%, as rate hike expectations were brought forward amid concerns about prolonged inflation even as the European Central Bank continued to signal rate hikes in 2022 were unlikely. Similarly, United Kingdom (UK) 10-year bond yields rose over the period to end October 31, 2021, at 1.03% amid inflation concerns driven by demand and supply-chain bottlenecks.

•

Spread markets continued to tighten, supported by the Fed’s monetary responses, fiscal stimulus, the rollout of COVID-19 vaccines, better-than-expected corporate earnings, and surging growth in the US, Europe, and some emerging market economies. (Spread markets are non-government-related sectors of the fixed income market, such as investment grade corporate bonds, high yield bonds, or asset-backed

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securities.) Strengthening economic fundamentals coupled with aggressive central bank measures (e.g., zero interest rate policies and asset purchases) drove corporate and securitized asset spreads tighter, with many sectors rallying to, or through, their pre-COVID-19 levels.

•

The US investment grade corporate market performed well, with spreads tightening to near-historic levels by the end of the period, supported by better-than-expected corporate earnings, positive vaccination progress, and a favorable technical backdrop. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with commercial mortgage-backed securities (CMBS) spreads trading well below their pre-pandemic tights by the end of the period. US high yield bond spreads tightened as fundamentals remained supportive. Meanwhile, emerging market spreads tightened, boosting returns as investor appetite remained strong amid a global search for yield.

What worked?

•	Security selection and sector allocation both contributed to the Fund’s performance over the reporting period.

•

Within security selection, positions in developed high yield, emerging sovereigns, emerging agencies, developed sovereigns, developed asset-backed securities (ABS), and developed investment-grade corporates were the largest contributors for the period.

•	Within sector allocation, overweights to emerging sovereigns, developed CMBS, developed ABS, and developed high yield relative to the Index were the largest contributors to performance.

•	Within credit, positioning in foreign non-corporates, midstream and upstream energy, aerospace & defense, automotive, and capital goods contributed.

•

In individual security selection, the Fund benefited from overweights to Ukraine and Greece sovereign bonds relative to the Index, along with overweights to Petroleos Mexicanos SA de CV (foreign non-corporate) and Energy Transfer LP (midstream energy).

What didn’t work?

•

During the reporting period, the Fund’s long duration bias, principally in emerging market rates, detracted from returns. (Duration measures the sensitivity of the price— the value of principal—of a bond to a change in interest rates.) The Fund’s yield curve flattener positioning in US rates also detracted as the curve steepened over the period. (A yield curve flattener is an interest rate environment in which long-term rates are decreasing more quickly than short-term rates.)

•

Although overall security selection contributed to performance, positioning in emerging LIBOR (London Interbank Offered Rate) derivatives, developed LIBOR derivatives, and emerging Treasuries detracted from performance. Within sector

PGIM Global Total Return (USD Hedged) Fund	9

Strategy and Performance Overview (continued)

allocation, an underweight to developed investment grade corporates and developed local authorities, along with an overweight to emerging treasuries, relative to the Index, detracted.

•	Within credit, positioning in finance companies and property & casualty detracted from performance.

•

In individual security selection, overweights to Medtronic PLC (healthcare) and Cellnex Telecom (telecom) relative to the Index, along with positioning in UK sovereign bonds detracted from performance.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. Over the period, futures and options contributed to performance while swaps detracted. Credit default swaps and credit default swap index (CDX) positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure contributed during the period. In addition, the Fund traded foreign-exchange derivatives, which had a negative impact on performance over the period.

Current outlook

•

As the Fed’s tapering approached, PGIM Fixed Income believed it would likely draw a clear distinction between the removal of accommodation via reduction in asset purchases and tightening of policy through rate hikes in the federal funds rate target.

•

Looking beyond the next year or two, PGIM Fixed Income believes the secular fundamental drivers—such as aging demographics and high debt levels—that pushed rates lower for decades are likely to reassert themselves with even more downward force on rates in a post-COVID world of older populations and markedly higher debt levels. As a result, many central bankers may end up leaving administered rates near, or at, their effective lower bounds, and rate hike cycles will likely continue cresting at progressively lower levels. From that perspective, the third quarter 2021 increase in longer-term rates—which lifted them back up to levels that reflect a substantial and permanent rise in administered rates over the coming years—has probably already overshot fundamentals, in PGIM Fixed Income’s view.

•

As for spread sectors, PGIM Fixed Income continues to expect the ongoing economic expansion to support credit fundamentals and, in turn, to allow credit products to continue outperforming. Given the relatively narrow level of spreads, however, excess returns are likely to be more modest, deriving primarily from incremental yield and rolling down the spread curve, rather than from the kinds of wholesale spread compression seen since March 2020. (Roll-down return is a strategy for selling a bond as it approaches its maturity date. In general, as a bond’s maturity date grows

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closer, its interest rate moves closer to zero. Since there is an inverse relationship between bond yields and prices, bond prices increase as their interest rates decrease.)

•

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term, and the Fund holds allocations to an array of credit sectors, including investment-grade and high yield corporates, high-quality structured products, and emerging markets. While valuations are now a bit full, with spreads in many sectors tighter than historical norms, PGIM Fixed Income generally expects ongoing spread sector outperformance. However, this outlook is not without caveats. First, the relatively narrow level of spreads diminishes the pace and magnitude of further outperformance. Additionally, narrower spreads leave little room for error, and the uncertain course of the long-term economic recovery warrants a discerning approach to credit selection.

•

Within structured products, PGIM Fixed Income is biased to own the top of the capital structure, as near-zero policy rates and ongoing Fed purchases support a spread tightening environment. In investment grade corporates, PGIM Fixed Income is looking to take advantage of spread compression in select higher-yielding BBB-rated bonds, solid credits in stressed industries, and cyclicals. PGIM Fixed Income remains constructive on high yield over the medium term as improving fundamentals and a decline in defaults is expected to drive spread compression going forward, and it believes the prospects for emerging market debt performance are encouraging given the supportive backdrop, attractive valuations, and global search for yield.

PGIM Global Total Return (USD Hedged) Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Global Total Return (USD Hedged) Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,007.70	0.88%	$4.45
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
Class C	Actual	$1,000.00	$1,003.90	1.63%	$8.23
	Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29
Class Z	Actual	$1,000.00	$1,009.00	0.63%	$3.19
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
Class R6	Actual	$1,000.00	$1,010.20	0.58%	$2.94
	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Global Total Return (USD Hedged) Fund	13

Schedule of Investments

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.3%

ASSET-BACKED SECURITIES 15.8%

Cayman Islands 11.1%
AIG CLO Ltd., Series 2019-02A, Class AR, 144A	— %(p)	10/25/33	500	$500,000
Bain Capital Credit CLO Ltd.,
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)	1.084(c)	04/23/31	250	249,929
Broad River Bsl Funding CLO Ltd.,
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	1.302(c)	07/20/34	750	749,994
Brookside Mill CLO Ltd.,
Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.472(c)	01/17/28	250	250,161
Carlyle CLO Ltd.,
Series C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.159(c)	04/30/31	250	250,125
Carlyle Global Market Strategies CLO Ltd.,
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	1.092(c)	04/17/31	249	249,278
CBAM Ltd.,
Series 2019-11A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)	1.492(c)	10/20/32	250	250,103
Greenwood Park CLO Ltd.,
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)	1.134(c)	04/15/31	250	249,996
Greywolf CLO Ltd.,
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.155(c)	04/26/31	750	750,371
HPS Loan Management Ltd.,
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.448(c)	07/22/32	250	250,038
Jamestown CLO Ltd.,
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.332(c)	10/20/34	250	250,098
MidOcean Credit CLO,
Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.781(c)	02/20/31	250	250,050
Octagon Investment Partners 45 Ltd.,
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)	1.454(c)	10/15/32	500	500,000
OZLM Ltd.,
Series 2014-06A, Class A2AS, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)	1.872(c)	04/17/31	250	250,011

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	15

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Cayman Islands (cont’d.)
Palmer Square CLO Ltd.,
Series 2015-01A, Class A1A4, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	1.261%(c)	05/21/34		750	$754,091
TCW CLO Ltd.,
Series 2017-01A, Class A1RR, 144A	0.000(cc)	10/29/34		250	250,063
Series 2020-01A, Class A1RR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	1.334(c)	04/20/34		750	749,585
Telos CLO Ltd.,
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.362(c)	01/17/30		248	247,984
Trimaran Cavu Ltd.,
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	1.334(c)	04/23/32		500	499,985
Tryon Park CLO Ltd.,
Series 2013-01A, Class A2R, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	1.624(c)	04/15/29		250	249,994
Voya CLO Ltd.,
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	1.094(c)	04/25/31		250	250,124
Wind River CLO Ltd.,
Series 2016-01A, Class A1R2, 144A	0.000(cc)	10/15/34		250	249,985

					8,251,965

Ireland 2.4%
Ares European CLO DAC,
Series 11A, Class B2R, 144A	1.950	04/15/32	EUR	500	578,722
Armada Euro CLO DAC,
Series 02A, Class A3, 144A	1.500	11/15/31	EUR	250	289,336
Carlyle Euro CLO Ltd.,
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)	0.990(c)	10/15/35	EUR	300	347,008
Carlyle Global Market Strategies Euro CLO Ltd.,
Series 2014-02A, Class AR1, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750(c)	11/15/31	EUR	500	575,934

					1,791,000

Spain 0.2%
TFS,
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%	3.000(c)	04/16/23	EUR	103	104,246

See Notes to Financial Statements. 16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

United States 2.1%
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.194%(c)	05/17/31	250	$249,931
Credit Suisse Mortgage Trust,
Series 2020-11R, Class 1A1, 144A, 1 Month LIBOR + 2.150%	2.230(c)	04/25/38	52	52,477
Exeter Automobile Receivables Trust,
Series 2021-03A, Class D	1.550	06/15/27	100	98,835
Lendmark Funding Trust,
Series 2019-01A, Class A, 144A	3.000	12/20/27	100	101,480
Series 2019-02A, Class A, 144A	2.780	04/20/28	200	203,547
Mariner Finance Issuance Trust,
Series 2020-AA, Class A, 144A	2.190	08/21/34	100	101,507
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630	09/14/27	100	106,146
Series 2019-01A, Class D, 144A	4.680	04/14/31	100	108,922
Oportun Funding XIV LLC,
Series 2021-A, Class B, 144A	1.760	03/08/28	100	100,004
Series 2021-A, Class C, 144A	3.440	03/08/28	100	101,081
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.939(c)	02/25/23	100	100,233
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.739(c)	08/25/25	100	99,970
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.889(c)	06/25/24	120	119,707

				1,543,840

TOTAL ASSET-BACKED SECURITIES (cost $11,666,881)				11,691,051

BANK LOAN 0.0%

United States
Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250% (cost $36,224)	3.340(c)	08/24/26	50	25,893

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	17

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.5%

Canada 0.0%
Real Estate Asset Liquidity Trust,
Series 2020-01A, Class A1, 144A	2.381%(cc)	02/12/55	CAD	23	$18,881

Ireland 1.5%
Deco DAC,
Series 2019-RAM, Class B, 3 Month GBP LIBOR + 3.500% (Cap N/A, Floor 3.500%)	3.573(c)	08/07/30	GBP	486	569,859
Last Mile Logistics Pan Euro Finance DAC,
Series 01A, Class D, 144A, 3 Month EURIBOR + 1.900% (Cap N/A, Floor 1.900%)	1.900(c)	08/17/33	EUR	100	114,714
Taurus DAC,
Series 2021-UK4A, Class B, 144A, SONIA + 1.500%	1.550(c)	08/17/31	GBP	100	136,594
Series 2021-UK4A, Class C, 144A, SONIA + 1.750%	1.800(c)	08/17/31	GBP	100	136,566
Series 2021-UK4A, Class D, 144A, SONIA + 2.100%	2.150(c)	08/17/31	GBP	100	136,608

					1,094,341

United States 6.0%
BANK,
Series 2018-BN10, Class A4	3.428	02/15/61		250	267,992
Series 2020-BN26, Class A3	2.155	03/15/63		200	200,379
BBCMS Mortgage Trust,
Series 2018-CHRS, Class C, 144A	4.267(cc)	08/05/38		380	392,448
Benchmark Mortgage Trust,
Series 2018-B01, Class A3	3.355	01/15/51		175	183,746
Series 2018-B02, Class A3	3.544	02/15/51		200	211,941
Series 2020-B17, Class A4	2.042	03/15/53		75	74,589
Series 2020-B20, Class A3	1.945	10/15/53		100	100,077
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.090(c)	10/15/36		85	84,840
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	2.390(c)	10/15/36		85	84,787
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.740(c)	10/15/36		85	84,789
Series 2020-BXLP, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.090(c)	12/15/36		86	85,094
Citigroup Commercial Mortgage Trust,
Series 2018-B02, Class A3	3.744	03/10/51		150	163,443
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	2.856(c)	11/15/37		98	98,240

See Notes to Financial Statements. 18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.240%(c)	05/15/36	200	$200,124
FHLMC Multifamily Structured Pass-Through Certificates,
Series K052, Class X1, IO	0.646(cc)	11/25/25	4,416	101,816
Series K111, Class X1, IO	1.572(cc)	05/25/30	319	37,140
Series K113, Class X1, IO	1.387(cc)	06/25/30	920	95,425
Series KG03, Class X1, IO	1.381(cc)	06/25/30	1,055	106,591
GS Mortgage Securities Trust,
Series 2018-GS09, Class A3	3.727	03/10/51	125	136,247
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2021-NYAH, Class G, 144A, 1 Month LIBOR + 2.640% (Cap N/A, Floor 2.640%)	2.720(c)	06/15/38	150	149,672
Series 2021-NYAH, Class H, 144A, 1 Month LIBOR + 3.390% (Cap N/A, Floor 3.390%)	3.470(c)	06/15/38	100	99,781
MKT Mortgage Trust,
Series 2020-525M, Class F, 144A	2.941(cc)	02/12/40	100	92,675
One New York Plaza Trust,
Series 2020-01NYP, Class C, 144A, 1 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)	2.290(c)	01/15/26	100	100,381
Series 2020-01NYP, Class D, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	2.840(c)	01/15/26	100	100,501
UBS Commercial Mortgage Trust,
Series 2018-C08, Class A3	3.720	02/15/51	250	274,299
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC24, Class A3	2.684	10/15/49	250	258,818
Series 2021-C59, Class A3	1.958	04/15/54	600	595,612
Series 2021-FCMT, Class C, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)	2.490(c)	05/15/31	100	100,031

				4,481,478

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $5,503,212)				5,594,700

CORPORATE BONDS 38.3%

Belgium 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes	4.900	02/01/46	140	178,559

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	19

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Brazil 0.4%
Petrobras Global Finance BV, Gtd. Notes	6.625%	01/16/34	GBP	200	$307,507

Bulgaria 0.3%
Bulgarian Energy Holding EAD, Sr. Unsec’d. Notes	2.450	07/22/28	EUR	200	229,739

Canada 1.3%
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A	7.125	06/15/26		25	26,243
Sr. Unsec’d. Notes, 144A	7.500	12/01/24		25	26,024
Sr. Unsec’d. Notes, 144A	7.500	03/15/25		25	25,649
Sr. Unsec’d. Notes, 144A	7.875	04/15/27		80	83,198
Brookfield Residential Properties, Inc./Brookfield Residential US LLC,
Gtd. Notes, 144A	4.875	02/15/30		35	35,104
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes	2.650	01/15/32		15	14,643
Sr. Unsec’d. Notes	3.750	02/15/52		10	10,092
Hydro-Quebec,
Local Gov’t. Gtd. Notes, Series HK	9.375	04/15/30		150	232,127
Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A	4.625	03/01/30		125	126,870
Ontario Teachers’ Cadillac Fairview Properties Trust,
Sr. Unsec’d. Notes, 144A	3.875	03/20/27		300	329,744
Teck Resources Ltd.,
Sr. Unsec’d. Notes	5.400	02/01/43		60	74,218

					983,912

China 1.7%
Agricultural Development Bank of China,
Sr. Unsec’d. Notes	3.800	10/27/30	CNH	1,000	161,721
Aircraft Finance Co. Ltd.,
Sr. Sec’d. Notes, Series B	4.100	03/29/26		92	94,139
China Development Bank,
Sr. Unsec’d. Notes	4.300	08/02/32	CNH	5,000	839,457
Unsec’d. Notes	4.200	01/19/27	CNH	1,000	163,879

					1,259,196

See Notes to Financial Statements. 20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Denmark 0.7%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A	1.171%(ff)	12/08/23		300	$300,712
Sub. Notes, EMTN	2.500(ff)	06/21/29	EUR	150	181,422

					482,134

France 3.1%
Banque Federative du Credit Mutuel SA,
Sr. Unsec’d. Notes, 144A	1.604	10/04/26		200	199,387
BNP Paribas SA,
Sr. Unsec’d. Notes, 144A	2.871(ff)	04/19/32		400	406,508
BPCE SA,
Sr. Unsec’d. Notes, 144A	2.045(ff)	10/19/27		250	248,803
Credit Agricole Assurances SA,
Sub. Notes	4.250(ff)	01/13/25(oo)	EUR	100	127,015
Iliad Holding SAS,
Sr. Sec’d. Notes, 144A	5.125	10/15/26	EUR	100	118,938
La Poste SA,
Sr. Unsec’d. Notes, EMTN	1.375	04/21/32	EUR	100	122,998
Regie Autonome des Transports Parisiens,
Sr. Unsec’d. Notes, EMTN	0.400	12/19/36	EUR	100	115,241
SNCF Reseau,
Sr. Unsec’d. Notes, Series MPLE	4.700	06/01/35	CAD	100	96,161
Societe Generale SA,
Sr. Unsec’d. Notes, 144A	1.488(ff)	12/14/26		200	195,977
Sr. Unsec’d. Notes, 144A, MTN	1.792(ff)	06/09/27		200	196,849
Sr. Unsec’d. Notes, 144A, MTN	2.625	01/22/25		255	262,782
Verallia SA,
Gtd. Notes	1.625	05/14/28	EUR	200	236,402

					2,327,061

Germany 1.4%
Deutsche Bahn Finance GMBH,
Gtd. Notes, MTN	3.800	09/27/27	AUD	100	80,841
Deutsche Bank AG,
Sr. Unsec’d. Notes	0.898	05/28/24		265	263,176
Sr. Unsec’d. Notes	1.447(ff)	04/01/25		210	210,042
thyssenkrupp AG,
Sr. Unsec’d. Notes	1.375	03/03/22	EUR	200	231,421

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	21

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Germany (cont’d.)
Volkswagen International Finance NV,
Gtd. Notes	2.700%(ff)	12/14/22(oo)	EUR	100	$118,399
Gtd. Notes	4.625(ff)	03/24/26(oo)	EUR	100	129,463

					1,033,342

Hong Kong 0.5%
HKT Capital No. 3 Ltd.,
Gtd. Notes	1.650	04/10/27	EUR	200	240,590
Sun Hung Kai Properties Capital Market Ltd.,
Gtd. Notes, EMTN	3.200	08/14/27	CNH	1,000	153,601

					394,191

Hungary 0.2%
MFB Magyar Fejlesztesi Bank Zrt,
Gov’t. Gtd. Notes	0.375	06/09/26	EUR	100	115,504

India 0.2%
NTPC Ltd.,
Sr. Unsec’d. Notes, EMTN	2.750	02/01/27	EUR	100	122,650

Indonesia 0.2%
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes, 144A	1.875	11/05/31	EUR	100	112,396

Israel 0.1%
Energean Israel Finance Ltd.,
Sr. Sec’d. Notes, 144A	4.500	03/30/24		100	101,987

Italy 0.8%
Assicurazioni Generali SpA,
Sub. Notes, EMTN	5.500(ff)	10/27/47	EUR	100	139,876
Intesa Sanpaolo SpA,
Sr. Unsec’d. Notes, 144A	3.375	01/12/23		200	206,054
Nexi SpA,
Sr. Unsec’d. Notes	2.125	04/30/29	EUR	100	114,309
Rossini Sarl,
Sr. Sec’d. Notes, 144A	6.750	10/30/25	EUR	100	119,659

					579,898

See Notes to Financial Statements. 22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Jamaica 0.1%
Digicel International Finance Ltd./Digicel International Holdings Ltd.,
Gtd. Notes, 144A	8.000%	12/31/26		100	$97,566

Japan 0.3%
Mitsubishi UFJ Financial Group, Inc.,
Sr. Unsec’d. Notes	1.640(ff)	10/13/27		210	207,847

Kazakhstan 0.2%
Kazakhstan Temir Zholy National Co. JSC,
Gtd. Notes	3.250	12/05/23	CHF	100	115,051
Gtd. Notes	3.638	06/20/22	CHF	50	55,742

					170,793

Luxembourg 0.3%
ARD Finance SA,
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	100	118,855
Matterhorn Telecom SA,
Sr. Sec’d. Notes	3.125	09/15/26	EUR	100	114,438

					233,293

Malta 0.2%
Freeport Terminal Malta PLC,
Gov’t. Gtd. Notes, 144A	7.250	05/15/28		100	131,487

Mexico 1.0%
Comision Federal de Electricidad,
Sr. Unsec’d. Notes	5.000	09/29/36		158	165,733
Petroleos Mexicanos,
Gtd. Notes	3.625	11/24/25	EUR	300	350,246
Gtd. Notes, EMTN	4.875	02/21/28	EUR	200	232,669

					748,648

Netherlands 0.7%
Cooperatieve Rabobank UA,
Sr. Unsec’d. Notes, GMTN	3.500	12/14/26	AUD	90	68,981

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	23

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Netherlands (cont’d.)
JDE Peet’s NV,
Gtd. Notes, 144A	1.375%	01/15/27		150	$146,532
OCI NV,
Sr. Sec’d. Notes	3.625	10/15/25	EUR	250	298,100

					513,613

Peru 0.2%
Peru Enhanced Pass-Through Finance Ltd.,
Pass-Through Certificates	1.962(s)	06/02/25		119	112,963

Portugal 0.2%
Comboios de Portugal EPE,
Sr. Unsec’d. Notes	5.700	03/05/30	EUR	100	157,972

Russia 0.7%
Gazprom PJSC Via Gaz Capital SA,
Sr. Unsec’d. Notes	2.500	03/21/26	EUR	100	120,713
Sr. Unsec’d. Notes	4.250	04/06/24	GBP	100	144,330
Russian Railways Via RZD Capital PLC,
Sr. Unsec’d. Notes	0.898	10/03/25	CHF	50	54,570
Sr. Unsec’d. Notes	7.487	03/25/31	GBP	100	181,623

					501,236

Spain 1.3%
Amadeus IT Group SA,
Sr. Unsec’d. Notes, EMTN	1.875	09/24/28	EUR	100	122,367
Banco Santander SA,
Sr. Unsec’d. Notes	1.849	03/25/26		200	200,285
Cellnex Finance Co. SA,
Gtd. Notes, EMTN	2.000	02/15/33	EUR	300	330,898
Cellnex Telecom SA,
Sr. Unsec’d. Notes, EMTN	1.750	10/23/30	EUR	100	111,603
Iberdrola International BV,
Gtd. Notes, Series NC6	1.450(ff)	11/09/26(oo)	EUR	200	231,778

					996,931

Supranational Bank 0.1%
European Investment Bank,
Sr. Unsec’d. Notes, 144A, EMTN	5.400	01/05/45	CAD	50	56,640

See Notes to Financial Statements. 24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Sweden 0.4%
Svenska Handelsbanken AB,
Sr. Unsec’d. Notes, 144A	1.418%(ff)	06/11/27		275	$271,070

Switzerland 0.9%
Credit Suisse Group AG,
Sr. Unsec’d. Notes, 144A	2.593(ff)	09/11/25		250	256,979
UBS Group AG,
Sr. Unsec’d. Notes, 144A	1.364(ff)	01/30/27		200	196,362
Sr. Unsec’d. Notes, 144A	1.494(ff)	08/10/27		200	195,760

					649,101

United Arab Emirates 0.4%
DP World PLC,
Sr. Unsec’d. Notes	2.375	09/25/26	EUR	100	123,150
Sr. Unsec’d. Notes	4.250	09/25/30	GBP	100	152,481

					275,631

United Kingdom 2.7%
Barclays PLC,
Sr. Unsec’d. Notes	3.932(ff)	05/07/25		200	212,827
BAT Capital Corp.,
Gtd. Notes	2.259	03/25/28		80	78,431
Bellis Acquisition Co. PLC,
Sr. Sec’d. Notes, 144A	3.250	02/16/26	GBP	200	262,163
Bellis Finco PLC,
Sr. Unsec’d. Notes, 144A	4.000	02/16/27	GBP	100	129,039
BP Capital Markets PLC,
Gtd. Notes	4.375(ff)	06/22/25(oo)		150	159,216
Co-operative Group Holdings 2011 Ltd.,
Gtd. Notes	7.500	07/08/26	GBP	100	160,323
DS Smith PLC,
Sr. Unsec’d. Notes, EMTN	0.875	09/12/26	EUR	100	117,270
eG Global Finance PLC,
Sr. Sec’d. Notes, 144A	6.250	10/30/25	EUR	100	117,307
HSBC Holdings PLC,
Sr. Unsec’d. Notes	2.804(ff)	05/24/32		200	201,389

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	25

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Kingdom (cont’d.)
Santander UK Group Holdings PLC,
Sr. Unsec’d. Notes	1.673%(ff)	06/14/27		350	$344,859
Sherwood Financing PLC,
Sr. Sec’d. Notes, 144A	6.000	11/15/26	GBP	175	239,197

					2,022,021

United States 17.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes	4.050	11/21/39		50	57,326
Sr. Unsec’d. Notes	4.250	11/21/49		50	60,237
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.500	04/01/27		50	52,212
American International Group, Inc.,
Sr. Unsec’d. Notes	1.875	06/21/27	EUR	100	123,017
Antero Resources Corp.,
Gtd. Notes, 144A	8.375	07/15/26		15	16,881
Anthem, Inc.,
Sr. Unsec’d. Notes	2.875	09/15/29		100	104,932
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes	2.125	08/15/26	EUR	250	285,188
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26		25	25,811
Gtd. Notes, 144A	9.000	11/01/27		25	34,187
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29		25	24,902
Sr. Unsec’d. Notes, 144A	4.625	04/01/30		25	24,677
AT&T, Inc.,
Sr. Unsec’d. Notes	3.550	09/15/55		40	40,521
Sr. Unsec’d. Notes	3.650	09/15/59		69	70,132
Sr. Unsec’d. Notes	4.100	01/19/26	AUD	100	80,577
Avantor Funding, Inc.,
Sr. Sec’d. Notes	2.625	11/01/25	EUR	250	295,503
Bank of America Corp.,
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25(oo)		190	193,157
Sr. Unsec’d. Notes	1.734(ff)	07/22/27		270	268,344
Sr. Unsec’d. Notes	2.572(ff)	10/20/32		130	130,285
Sr. Unsec’d. Notes	2.687(ff)	04/22/32		195	197,620
Sr. Unsec’d. Notes, MTN	2.087(ff)	06/14/29		300	296,513
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30		85	90,001

See Notes to Financial Statements. 26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500%	01/31/27	135	$143,657
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28	5	4,630
Gtd. Notes, 144A	5.250	01/30/30	25	22,590
Gtd. Notes, 144A	6.250	02/15/29	10	9,687
Beazer Homes USA, Inc.,
Gtd. Notes	6.750	03/15/25	50	51,625
Gtd. Notes	7.250	10/15/29	20	21,853
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	2.350	11/13/40	10	9,506
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	2.500	08/16/31	10	9,777
Sr. Unsec’d. Notes	4.125	05/15/29	65	72,585
Broadcom, Inc.,
Gtd. Notes, 144A	3.500	02/15/41	30	29,925
Sr. Unsec’d. Notes, 144A	3.137	11/15/35	102	100,463
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	65	67,105
Caledonia Generating LLC,
Sr. Sec’d. Notes, 144A	1.950	02/28/34	97	95,210
Calpine Corp.,
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	10	9,723
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	10	9,797
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	50	49,875
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	50	49,755
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	75	77,999
Central Garden & Pet Co.,
Gtd. Notes, 144A	4.125	04/30/31	25	25,152
CF Industries, Inc.,
Gtd. Notes	4.950	06/01/43	40	48,794
Gtd. Notes	5.375	03/15/44	40	51,260
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	2.300	02/01/32	40	37,902
Sr. Sec’d. Notes	3.900	06/01/52	135	136,415
Sr. Sec’d. Notes	4.800	03/01/50	35	39,707
Sr. Sec’d. Notes	6.384	10/23/35	100	129,913
Cigna Corp.,
Sr. Unsec’d. Notes	2.400	03/15/30	25	25,243
Citigroup, Inc.,
Jr. Sub. Notes	3.875(ff)	02/18/26(oo)	150	151,777

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	27

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Citigroup, Inc., (cont’d.)
Sr. Unsec’d. Notes	1.462%(ff)	06/09/27		300	$295,381
Sr. Unsec’d. Notes	2.520(ff)	11/03/32		35	34,871
Sr. Unsec’d. Notes	2.561(ff)	05/01/32		100	100,274
Sr. Unsec’d. Notes	3.106(ff)	04/08/26		300	315,953
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.900	05/01/29		100	110,893
CSC Holdings LLC,
Sr. Unsec’d. Notes, 144A	4.625	12/01/30		200	183,291
CVS Health Corp.,
Sr. Unsec’d. Notes	4.300	03/25/28		3	3,400
Dana, Inc.,
Sr. Unsec’d. Notes	5.375	11/15/27		25	26,211
Danaher Corp.,
Sr. Unsec’d. Notes	2.100	09/30/26	EUR	100	125,266
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27		45	13,459
Diamondback Energy, Inc.,
Gtd. Notes	3.125	03/24/31		15	15,474
Gtd. Notes	4.400	03/24/51		5	5,792
Discovery Communications LLC,
Gtd. Notes	4.900	03/11/26		100	112,731
DISH DBS Corp.,
Gtd. Notes	7.750	07/01/26		50	55,654
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28		75	78,721
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)		100	104,524
Jr. Sub. Notes, Series H	6.500(ff)	11/15/26(oo)		50	51,880
Sr. Unsec’d. Notes	5.000	05/15/50		45	52,683
Enterprise Products Operating LLC,
Gtd. Notes	3.700	01/31/51		15	15,903
Gtd. Notes	3.950	01/31/60		15	16,431
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	1.500	05/21/27	EUR	100	121,194
Ford Motor Co.,
Sr. Unsec’d. Notes	5.291	12/08/46		125	143,552
General Motors Co.,
Sr. Unsec’d. Notes	5.150	04/01/38		50	60,198
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes	2.700	06/10/31		75	74,266

See Notes to Financial Statements. 28

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U	3.650%(ff)	08/10/26(oo)		130	$129,324
Sr. Unsec’d. Notes	1.542(ff)	09/10/27		300	294,917
Sr. Unsec’d. Notes	1.992(ff)	01/27/32		20	19,109
Sr. Unsec’d. Notes	2.615(ff)	04/22/32		195	195,553
HCA, Inc.,
Sr. Sec’d. Notes	5.250	04/15/25		100	112,095
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29		50	49,252
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.750	02/15/28		75	80,942
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.500	04/15/29		25	27,760
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.,
Sr. Unsec’d. Notes	2.625	10/15/31		150	147,219
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)		200	204,312
Sr. Unsec’d. Notes	2.069(ff)	06/01/29		250	247,551
Sr. Unsec’d. Notes	2.083(ff)	04/22/26		90	91,796
Sr. Unsec’d. Notes	2.580(ff)	04/22/32		125	125,898
Sr. Unsec’d. Notes	3.702(ff)	05/06/30		65	71,056
Kraft Heinz Foods Co.,
Gtd. Notes	3.000	06/01/26		93	97,012
Liberty Mutual Group, Inc.,
Gtd. Notes	2.750	05/04/26	EUR	100	126,913
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	6.500	03/01/41		50	69,491
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series HH	2.850	04/15/31		75	75,473
Medtronic Global Holdings SCA,
Gtd. Notes	0.750	10/15/32	EUR	100	114,526
Morgan Stanley,
Sr. Unsec’d. Notes	0.406(ff)	10/29/27	EUR	200	229,197
Sr. Unsec’d. Notes	1.102(ff)	04/29/33	EUR	100	115,244
Sr. Unsec’d. Notes	1.593(ff)	05/04/27		110	108,963
Sr. Unsec’d. Notes, EMTN	7.500	12/15/27	MXN	1,000	45,221
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32		150	146,447
Sr. Unsec’d. Notes, MTN	1.928(ff)	04/28/32		75	71,406
Sr. Unsec’d. Notes, MTN	2.511(ff)	10/20/32		55	54,892

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	29

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	3.875%	04/01/29		25	$24,880
Sr. Unsec’d. Notes, 144A	5.250	10/01/29		25	25,410
MPLX LP,
Sr. Unsec’d. Notes	4.000	03/15/28		25	27,501
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.375	04/24/30	GBP	250	352,236
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28		15	15,366
Gtd. Notes, 144A	6.000	01/15/27		35	36,635
Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.700	04/01/26		100	109,541
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28		53	56,206
ONEOK, Inc.,
Gtd. Notes	4.450	09/01/49		120	135,420
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	01/15/27		75	77,494
Phillips 66,
Gtd. Notes	3.700	04/06/23		15	15,629
Range Resources Corp.,
Gtd. Notes	9.250	02/01/26		50	54,140
Scientific Games International, Inc.,
Sr. Sec’d. Notes, 144A	5.000	10/15/25		100	103,026
Silgan Holdings, Inc.,
Gtd. Notes	2.250	06/01/28	EUR	200	231,522
Skyworks Solutions, Inc.,
Sr. Unsec’d. Notes	3.000	06/01/31		75	75,783
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27		180	207,667
Stryker Corp.,
Sr. Unsec’d. Notes	2.625	11/30/30	EUR	100	133,650
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27		50	51,979
Swiss Re Finance UK PLC,
Gtd. Notes, EMTN	2.714(ff)	06/04/52	EUR	100	124,720
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	7.500	10/01/25		50	54,069
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27		25	28,062

See Notes to Financial Statements. 30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Taylor Morrison Communities, Inc., (cont’d.)
Gtd. Notes, 144A	6.625%	07/15/27	25	$26,376
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	10	10,649
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28	75	78,765
T-Mobile USA, Inc.,
Sr. Sec’d. Notes	4.375	04/15/40	30	34,220
Sr. Sec’d. Notes	4.500	04/15/50	40	47,277
U.S. Bancorp,
Jr. Sub. Notes	3.700(ff)	01/15/27(oo)	200	199,188
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates	2.700	11/01/33	24	24,187
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	60	62,125
Sr. Sec’d. Notes, 144A	4.625	04/15/29	10	10,312
United Rentals North America, Inc.,
Gtd. Notes	5.250	01/15/30	60	64,983
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25	100	105,277
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29	125	124,697
Ventas Realty LP,
Gtd. Notes	2.500	09/01/31	130	128,149
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	5	5,093
Sr. Sec’d. Notes, 144A	4.125	08/15/31	5	5,179
VEREIT Operating Partnership LP,
Gtd. Notes	2.200	06/15/28	5	5,016
Gtd. Notes	2.850	12/15/32	5	5,178
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.550	03/21/31	45	45,378
Sr. Unsec’d. Notes	2.650	11/20/40	45	42,599
Sr. Unsec’d. Notes	2.850	09/03/41	20	19,537
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	110	117,808
Gtd. Notes	4.000	06/22/50	15	16,250
Vistra Corp.,
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)	125	131,212
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27	45	46,076
Gtd. Notes, 144A	5.625	02/15/27	75	77,284

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	31

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Warner Media LLC,
Gtd. Notes	4.050%	12/15/23		150	$158,903
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	3.000	02/19/25		80	84,228
Welltower, Inc.,
Sr. Unsec’d. Notes	2.050	01/15/29		50	49,249
Sr. Unsec’d. Notes	3.100	01/15/30		70	73,678
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.500	10/15/51		30	30,702
WPC Eurobond BV,
Gtd. Notes	0.950	06/01/30	EUR	100	112,122

					13,006,152

TOTAL CORPORATE BONDS
(cost $28,297,984)					28,381,040

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.0%

Bermuda 0.9%
Bellemeade Re Ltd.,
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.689(c)	04/25/28		45	44,549
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)	1.799(c)	03/25/31		150	150,366
Home Re Ltd.,
Series 2021-01, Class M1B, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	1.639(c)	07/25/33		150	149,272
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)	1.650(c)	04/25/34		300	300,000

					644,187

Ireland 0.1%
Retiro Mortgage Securities DAC,
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	1.453(c)	07/30/75	EUR	89	101,889

United Kingdom 0.2%
Jupiter Mortgage PLC,
Series 1A, Class B, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)	1.450(c)	07/20/60	GBP	100	137,716

See Notes to Financial Statements. 32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States 1.8%
BVRT Financing Trust,
Series 2021-04, Class F, 144A, SOFR + 2.000%^	2.050%(c)	09/12/26	83	$83,200
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)	4.049(c)	11/25/50	35	36,683
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)	2.649(c)	11/25/50	165	166,865
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)	3.689(c)	07/25/50	11	11,071
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)	2.699(c)	01/25/51	10	10,046
Series 2021-DNA01, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)	1.849(c)	01/25/51	80	80,075
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	3.549(c)	10/25/33	45	46,796
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	3.099(c)	01/25/34	30	30,338
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)	1.699(c)	01/25/34	20	20,113
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	3.448(c)	10/25/41	100	100,277
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	3.399(c)	09/25/41	30	29,713
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	2.149(c)	09/25/41	70	70,000
GCAT LLC,
Series 2019-04, Class A1, 144A	3.228	11/26/49	123	123,159
GS Mortgage-Backed Securities Trust,
Series 2019-SL01, Class A1, 144A	2.625(cc)	01/25/59	27	27,285
Legacy Mortgage Asset Trust,
Series 2019-PR01, Class A1, 144A	3.858	09/25/59	77	77,748
Series 2020-GS01, Class A1, 144A	2.882	10/25/59	83	83,189
MFA Trust,
Series 2021-RPL01, Class A1, 144A	1.131(cc)	07/25/60	227	224,171
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	3.903(c)	12/25/22	141	141,934

				1,362,663

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $2,246,125)				2,246,455

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	33

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS 24.5%

Andorra 0.1%
Andorra International Bond,
Sr. Unsec’d. Notes, EMTN	1.250%	05/06/31	EUR	100	$116,565

Austria 0.2%
Republic of Austria Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	5.375	12/01/34	CAD	160	164,918

Brazil 0.9%
Brazil Loan Trust 1,
Gov’t. Gtd. Notes	5.477	07/24/23		62	63,545
Brazil Minas SPE via State of Minas Gerais,
Gov’t. Gtd. Notes	5.333	02/15/28		595	631,154

					694,699

Bulgaria 0.2%
Bulgaria Government International Bond,
Sr. Unsec’d. Notes, GMTN	3.125	03/26/35	EUR	100	143,405

Canada 0.6%
City of Montreal Canada,
Unsec’d. Notes	3.000	09/01/27	CAD	200	170,109
Municipal Finance Authority of British Columbia,
Unsec’d. Notes	2.500	04/19/26	CAD	200	166,616
Province of Saskatchewan,
Unsec’d. Notes	3.300	06/02/48	CAD	100	87,808

					424,533

Chile 0.2%
Chile Government International Bond,
Sr. Unsec’d. Notes	1.440	02/01/29	EUR	115	138,978

China 0.6%
China Government Bond,
Sr. Unsec’d. Notes	4.000	11/30/35	CNH	500	86,474
Sr. Unsec’d. Notes	4.400	12/12/46	CNH	500	91,878

See Notes to Financial Statements. 34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

China (cont’d.)
China Government International Bond,
Sr. Unsec’d. Notes	0.250%	11/25/30	EUR	100	$112,818
Export-Import Bank of China (The),
Sr. Unsec’d. Notes	4.400	05/14/24	CNH	1,000	161,653

					452,823

Colombia 1.1%
Colombia Government International Bond,
Sr. Unsec’d. Notes	3.000	01/30/30		200	189,085
Sr. Unsec’d. Notes, EMTN	3.875	03/22/26	EUR	500	634,490

					823,575

Croatia 0.5%
Croatia Government International Bond,
Sr. Unsec’d. Notes	1.125	06/19/29	EUR	200	236,980
Unsec’d. Notes	1.125	03/04/33	EUR	100	114,159

					351,139

Cyprus 0.9%
Cyprus Government International Bond,
Sr. Unsec’d. Notes, EMTN	1.250	01/21/40	EUR	20	23,870
Sr. Unsec’d. Notes, EMTN	2.375	09/25/28	EUR	100	132,426
Sr. Unsec’d. Notes, EMTN	2.750	06/27/24	EUR	100	125,031
Sr. Unsec’d. Notes, EMTN	2.750	02/26/34	EUR	200	285,333
Sr. Unsec’d. Notes, EMTN	2.750	05/03/49	EUR	30	46,554
Sr. Unsec’d. Notes, EMTN	4.250	11/04/25	EUR	50	68,028

					681,242

Dominican Republic 0.1%
Dominican Republic International Bond,
Sr. Unsec’d. Notes	5.950	01/25/27		100	111,608

France 0.1%
Caisse Francaise de Financement Local,
Covered Bonds, EMTN	4.680	03/09/29	CAD	100	93,533

Greece 1.6%
Hellenic Republic Government Bond,
Bonds	4.300	02/24/34	EUR	48	72,592

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	35

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Greece (cont’d.)
Hellenic Republic Government Bond, (cont’d.)
Bonds	4.300%	02/24/35	EUR	21	$32,134
Bonds	4.300	02/24/37	EUR	440	694,506
Bonds	4.300	02/24/38	EUR	31	49,514
Bonds	4.300	02/24/41	EUR	88	145,797
Sr. Unsec’d. Notes, 144A	1.875	01/24/52	EUR	100	113,412
Hellenic Republic Government International Bond,
Sr. Unsec’d. Notes	5.200	07/17/34	EUR	50	81,816

					1,189,771

Hungary 0.7%
Hungary Government International Bond,
Sr. Unsec’d. Notes	1.750	10/10/27	EUR	100	125,609
Sr. Unsec’d. Notes	1.750	06/05/35	EUR	100	120,125
Sr. Unsec’d. Notes	4.300	12/19/21	CNH	300	46,886
Sr. Unsec’d. Notes, 144A	2.125	09/22/31		200	195,268

					487,888

Indonesia 1.5%
Indonesia Government International Bond,
Sr. Unsec’d. Notes	0.900	02/14/27	EUR	100	115,456
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	100	119,068
Sr. Unsec’d. Notes	1.750	04/24/25	EUR	200	239,797
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	100	126,999
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	200	269,348
Sr. Unsec’d. Notes, EMTN	4.125	01/15/25		200	217,216

					1,087,884

Isle of Man 0.3%
Isle of Man Government International Bond,
Unsec’d. Notes	5.375	08/14/34	GBP	100	194,830

Israel 0.6%
Israel Government International Bond,
Sr. Unsec’d. Notes, EMTN	1.500	01/18/27	EUR	100	123,890
Sr. Unsec’d. Notes, EMTN	1.500	01/16/29	EUR	270	338,801

					462,691

See Notes to Financial Statements. 36

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Italy 2.9%
Italy Buoni Poliennali Del Tesoro,
Bonds, 144A	2.800%	03/01/67	EUR	105	$141,744
Sr. Unsec’d. Notes, 144A	1.450	03/01/36	EUR	120	138,957
Sr. Unsec’d. Notes, 144A	1.800	03/01/41	EUR	415	489,927
Sr. Unsec’d. Notes, 144A	3.350	03/01/35	EUR	220	314,328
Region of Lazio,
Sr. Unsec’d. Notes	3.088	03/31/43	EUR	89	117,642
Repubic of Italy Government International Bond Coupon Strips,
Sr. Unsec’d. Notes	1.737(s)	02/20/31	EUR	85	87,718
Republic of Italy Government International Bond,
Sr. Unsec’d. Notes, EMTN	5.345	01/27/48	EUR	50	95,252
Sr. Unsec’d. Notes, EMTN	6.000	08/04/28	GBP	100	171,663
Sr. Unsec’d. Notes, MTN	5.125	07/31/24	EUR	350	458,388
Sr. Unsec’d. Notes, MTN	5.200	07/31/34	EUR	100	163,460

					2,179,079

Japan 0.4%
Japan Government Thirty Year Bond,
Bonds, Series 70	0.700	03/20/51	JPY	15,000	132,739
Japan Government Twenty Year Bond,
Bonds, Series 176	0.500	03/20/41	JPY	15,000	132,543

					265,282

Kazakhstan 0.5%
Kazakhstan Government International Bond,
Sr. Unsec’d. Notes, EMTN	0.600	09/30/26	EUR	200	229,734
Sr. Unsec’d. Notes, EMTN	2.375	11/09/28	EUR	115	147,248

					376,982

Mexico 0.5%
Mexico Government International Bond,
Sr. Unsec’d. Notes	2.875	04/08/39	EUR	200	234,953
Sr. Unsec’d. Notes, EMTN	1.750	04/17/28	EUR	100	120,224

					355,177

New Zealand 0.1%
New Zealand Local Government Funding Agency Bond,
Local Gov’t. Gtd. Notes	3.500	04/14/33	NZD	100	73,975

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	37

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Panama 0.6%
Panama Government International Bond,
Sr. Unsec’d. Notes	3.160%	01/23/30		200	$206,601
Sr. Unsec’d. Notes	3.875	03/17/28		200	216,884

					423,485

Peru 0.8%
Peruvian Government International Bond,
Sr. Unsec’d. Notes	1.250	03/11/33	EUR	105	117,189
Sr. Unsec’d. Notes	2.392	01/23/26		85	86,649
Sr. Unsec’d. Notes	2.750	01/30/26	EUR	300	382,822
Sr. Unsec’d. Notes	6.900	08/12/37	PEN	100	25,347

					612,007

Philippines 0.8%
Philippine Government International Bond,
Sr. Unsec’d. Notes	0.700	02/03/29	EUR	500	571,908

Portugal 1.4%
Portugal Government International Bond,
Sr. Unsec’d. Notes	4.090	06/03/22	CNH	600	93,897
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A	2.250	04/18/34	EUR	50	68,674
Sr. Unsec’d. Notes, 144A	4.100	04/15/37	EUR	195	333,831
Sr. Unsec’d. Notes, 144A	4.100	02/15/45	EUR	145	274,478
Unsec’d. Notes, 144A	1.000	04/12/52	EUR	260	279,704

					1,050,584

Qatar 0.3%
Qatar Government International Bond,
Sr. Unsec’d. Notes, 144A	3.400	04/16/25		200	214,012

Romania 0.3%
Romanian Government International Bond,
Sr. Unsec’d. Notes, EMTN	3.500	04/03/34	EUR	50	61,794
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	100	125,789
Unsec’d. Notes, 144A, MTN	2.124	07/16/31	EUR	50	56,629

					244,212

See Notes to Financial Statements. 38

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Russia 1.0%
Russian Foreign Bond - Eurobond,
Sr. Unsec’d. Notes	1.125%	11/20/27	EUR	100	$115,451
Sr. Unsec’d. Notes	1.850	11/20/32	EUR	200	230,378
Sr. Unsec’d. Notes	2.650	05/27/36	EUR	100	117,709
Sr. Unsec’d. Notes	2.875	12/04/25	EUR	200	252,900

					716,438

Saudi Arabia 0.5%
Saudi Government International Bond,
Sr. Unsec’d. Notes	2.000	07/09/39	EUR	200	241,842
Sr. Unsec’d. Notes, 144A	2.000	07/09/39	EUR	125	151,152

					392,994

Serbia 0.8%
Serbia International Bond,
Sr. Unsec’d. Notes	1.650	03/03/33	EUR	100	108,530
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	250	313,565
Sr. Unsec’d. Notes, 144A	2.125	12/01/30		200	186,452

					608,547

Spain 1.6%
Autonomous Community of Catalonia,
Sr. Unsec’d. Notes	4.220	04/26/35	EUR	100	151,653
Instituto de Credito Oficial,
Gov’t. Gtd. Notes, GMTN	0.963	09/22/22	SEK	1,000	117,375
Spain Government Bond,
Sr. Unsec’d. Notes, 144A	0.500	04/30/30	EUR	35	40,774
Sr. Unsec’d. Notes, 144A	1.000	10/31/50	EUR	190	203,630
Sr. Unsec’d. Notes, 144A	1.850	07/30/35	EUR	285	373,160
Sr. Unsec’d. Notes, 144A	3.450	07/30/66	EUR	60	108,396
Spain Government International Bond,
Sr. Unsec’d. Notes, EMTN	5.250	04/06/29	GBP	100	169,178

					1,164,166

Ukraine 0.8%
Ukraine Government International Bond,
Sr. Unsec’d. Notes	4.375	01/27/30	EUR	230	247,596

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	39

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Ukraine (cont’d.)
Ukraine Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	6.750%	06/20/26	EUR	200	$248,818
Sr. Unsec’d. Notes, 144A	4.375	01/27/30	EUR	100	107,651

					604,065

United Arab Emirates 0.3%
UAE International Government Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.000	10/19/31		205	201,465

United Kingdom 0.5%
United Kingdom Gilt, Bonds	4.250	12/07/46	GBP	155	355,244

Uruguay 0.2%
Uruguay Government International Bond,
Sr. Unsec’d. Notes	4.375	10/27/27		39	44,908
Sr. Unsec’d. Notes	4.375	01/23/31		62	72,105

					117,013

TOTAL SOVEREIGN BONDS
(cost $17,585,104)					18,146,717

U.S. GOVERNMENT AGENCY OBLIGATION 0.2%
Tennessee Valley Authority
Sr. Unsec’d. Notes
(cost $193,635)	5.625	06/07/32	GBP	100	189,814

U.S. TREASURY OBLIGATIONS 8.0%
U.S. Treasury Bonds	2.750	08/15/47(k)		675	784,477
U.S. Treasury Notes	0.625	08/15/30(k)		300	278,062
U.S. Treasury Notes	1.000	07/31/28		2,400	2,330,250
U.S. Treasury Notes	1.125	02/15/31(k)		2,600	2,509,406

TOTAL U.S. TREASURY OBLIGATIONS
(cost $5,838,505)					5,902,195

TOTAL LONG-TERM INVESTMENTS
(cost $71,367,670)					72,177,865

See Notes to Financial Statements. 40

Description	Shares	Value
SHORT-TERM INVESTMENTS 3.5%

AFFILIATED MUTUAL FUND 3.5%
PGIM Core Ultra Short Bond Fund
(cost $2,567,718)(wa)	2,567,718	$2,567,718

OPTIONS PURCHASED*~ 0.0%
(cost $10,079)		10,313

TOTAL SHORT-TERM INVESTMENTS
(cost $2,577,797)		2,578,031

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 100.8%
(cost $73,945,467)		74,755,896

OPTIONS WRITTEN*~ (0.0)%
(premiums received $12,000)		(13,030)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 100.8%
(cost $73,933,467)		74,742,866

Liabilities in excess of other assets(z) (0.8)%		(592,777)

NET ASSETS 100.0%		$74,150,089

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PLN—Polish Zloty

RUB—Russian Ruble

SAR—Saudi Arabian Riyal

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	41

Schedule of Investments  (continued)

as of October 31, 2021

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CDOR—Canadian Dollar Offered Rate

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

CME—Chicago Mercantile Exchange

COOIS—Colombia Overnight Interbank Reference Rate

CPI—Consumer Price Index

EMTN—Euro Medium Term Note

ESTR—Euro Short-Term Rate

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

HICP—Harmonised Index of Consumer Prices

IO—Interest Only (Principal amount represents notional)

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MosPRIME—Moscow Prime Offered Rate

MPLE—Maple Bonds

MTN—Medium Term Note

NIBOR—Norwegian Interbank Offered Rate

NSA—Non-Seasonally Adjusted

OAT—Obligations Assimilables du Tresor

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

REMICS—Real Estate Mortgage Investment Conduit Security

S—Semiannual payment frequency for swaps

SAIBOR—Saudi Arabian Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SORA—Singapore Overnight Rate Average

STIBOR—Stockholm Interbank Offered Rate

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TELBOR—Tel Aviv Interbank Offered Rate

THBFIX—Thai Baht Interest Rate Fixing

See Notes to Financial Statements. 42

TONAR—Tokyo Overnight Average Rate

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $83,200 and 0.1% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
2- Year Interest Rate Swaptions, 05/21/25	Call	Deutsche Bank AG	05/17/23	2.05%	2.05%(A)	3 Month SAIBOR(Q)	SAR	3,000	$2,373
2- Year Interest Rate Swaptions, 05/21/25	Put	Deutsche Bank AG	05/17/23	2.05%	3 Month SAIBOR(Q)	2.05%(A)	SAR	3,000	7,940

Total Options Purchased (cost $10,079)									$10,313

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	43

Schedule of Investments  (continued)

as of October 31, 2021

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
2- Year Interest Rate Swaptions, 05/19/25	Call	Deutsche Bank AG	05/17/23	1.13%	3 Month LIBOR(Q)	1.13%(S)	800	$(3,743)
2- Year Interest Rate Swaptions, 05/19/25	Put	Deutsche Bank AG	05/17/23	1.13%	1.13%(S)	3 Month LIBOR(Q)	800	(9,287)

Total Options Written (premiums received $12,000)								$(13,030)

Futures contracts outstanding at October 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
4	5 Year U.S. Treasury Notes	Dec. 2021	$487,000	$(6,536)
2	10 Year Australian Treasury Bonds	Dec. 2021	202,884	(13,850)
6	10 Year Canadian Government Bonds	Dec. 2021	683,339	(22,778)
6	10 Year U.K. Gilt	Dec. 2021	1,025,755	(34,001)
45	20 Year U.S. Treasury Bonds	Dec. 2021	7,237,969	(82,326)
19	30 Year U.S. Ultra Treasury Bonds	Dec. 2021	3,731,719	(14,802)
5	Euro-OAT	Dec. 2021	947,920	(28,303)

				(202,596)

Short Positions:
3	3 Month CME SOFR	Jun. 2022	749,100	1,044
103	2 Year U.S. Treasury Notes	Dec. 2021	22,582,750	95,227
31	5 Year Euro-Bobl	Dec. 2021	4,793,423	66,963
12	10 Year Euro-Bund	Dec. 2021	2,332,161	58,391
34	10 Year U.S. Treasury Notes	Dec. 2021	4,443,906	57,483
1	10 Year U.S. Ultra Treasury Notes	Dec. 2021	145,031	2,421
59	Euro Currency	Dec. 2021	8,531,769	188,487
63	Euro Schatz Index	Dec. 2021	8,153,823	24,712

				494,728

				$292,132

See Notes to Financial Statements. 44

Forward foreign currency exchange contracts outstanding at October 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar, Expiring 01/19/22	Bank of America, N.A.	AUD	91	$68,186	$68,275	$89	$—
Brazilian Real, Expiring 11/03/21	Citibank, N.A.	BRL	368	65,997	65,211	—	(786)
British Pound, Expiring 11/02/21	Goldman Sachs International	GBP	2,822	3,880,209	3,861,744	—	(18,465)
Chilean Peso, Expiring 12/15/21	HSBC Bank PLC	CLP	24,854	31,784	30,390	—	(1,394)
Euro,
Expiring 11/02/21	Barclays Bank PLC	EUR	11,484	13,329,973	13,276,866	—	(53,107)
Expiring 01/19/22	Goldman Sachs International	EUR	69	79,824	79,742	—	(82)
Hungarian Forint, Expiring 01/19/22	Bank of America, N.A.	HUF	14,766	47,336	47,274	—	(62)
Japanese Yen, Expiring 11/02/21	Citibank, N.A.	JPY	55,786	490,575	489,470	—	(1,105)
New Zealand Dollar, Expiring 01/19/22	Bank of America, N.A.	NZD	67	47,728	47,784	56	—
Polish Zloty, Expiring 01/19/22	Barclays Bank PLC	PLN	299	75,429	74,772	—	(657)
South African Rand, Expiring 12/15/21	Citibank, N.A.	ZAR	575	37,629	37,416	—	(213)

				$18,154,670	$18,078,944	145	(75,871)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar, Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	387	$285,520	$291,518	$—	$(5,998)
Brazilian Real, Expiring 11/03/21	Citibank, N.A.	BRL	354	66,385	62,590	3,795	—
British Pound,
Expiring 11/02/21	Barclays Bank PLC	GBP	2,653	3,625,086	3,630,390	—	(5,304)
Expiring 11/02/21	Morgan Stanley & Co. International PLC	GBP	169	232,547	231,355	1,192	—
Expiring 12/02/21	Goldman Sachs International	GBP	2,822	3,880,107	3,861,925	18,182	—
Expiring 12/02/21	Morgan Stanley & Co. International PLC	GBP	112	154,159	153,295	864	—

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	45

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar, Expiring 01/19/22	JPMorgan Chase Bank, N.A.	CAD	1,098	$880,388	$887,083	$—	$(6,695)
Chinese Renminbi,
Expiring 11/18/21	BNP Paribas S.A.	CNH	578	89,223	90,076	—	(853)
Expiring 11/18/21	HSBC Bank PLC	CNH	8,438	1,292,353	1,314,939	—	(22,586)
Expiring 11/18/21	HSBC Bank PLC	CNH	1,069	164,639	166,563	—	(1,924)
Expiring 11/18/21	HSBC Bank PLC	CNH	894	136,584	139,263	—	(2,679)
Expiring 11/18/21	Morgan Stanley & Co. International PLC	CNH	1,068	164,826	166,439	—	(1,613)
Euro,
Expiring 11/02/21	Barclays Bank PLC	EUR	10,496	12,282,323	12,134,672	147,651	—
Expiring 11/02/21	Citibank, N.A.	EUR	893	1,035,573	1,032,211	3,362	—
Expiring 11/02/21	Morgan Stanley & Co. International PLC	EUR	95	110,454	109,983	471	—
Expiring 12/02/21	Barclays Bank PLC	EUR	11,484	13,337,541	13,285,057	52,484	—
Expiring 12/02/21	Barclays Bank PLC	EUR	201	232,507	232,554	—	(47)
Expiring 12/02/21	Citibank, N.A.	EUR	391	454,478	452,676	1,802	—
Expiring 12/02/21	Citibank, N.A.	EUR	105	121,310	120,960	350	—
Expiring 12/02/21	Morgan Stanley & Co. International PLC	EUR	100	116,183	115,680	503	—
Indonesian Rupiah, Expiring 12/15/21	Citibank, N.A.	IDR	1,526,380	104,575	106,772	—	(2,197)
Israeli Shekel, Expiring 12/15/21	BNP Paribas S.A.	ILS	94	29,316	29,813	—	(497)
Japanese Yen,
Expiring 11/02/21	Citibank, N.A.	JPY	52,287	473,053	458,770	14,283	—
Expiring 11/02/21	HSBC Bank PLC	JPY	3,499	30,629	30,700	—	(71)
Expiring 12/02/21	Citibank, N.A.	JPY	55,786	490,669	489,589	1,080	—
Mexican Peso, Expiring 12/15/21	HSBC Bank PLC	MXN	1,474	72,956	71,092	1,864	—
New Zealand Dollar, Expiring 01/19/22	HSBC Bank PLC	NZD	122	84,573	87,232	—	(2,659)
Polish Zloty, Expiring 01/19/22	Barclays Bank PLC	PLN	180	45,134	44,942	192	—
Singapore Dollar, Expiring 12/15/21	HSBC Bank PLC	SGD	21	15,863	15,786	77	—
South African Rand,
Expiring 12/15/21	Barclays Bank PLC	ZAR	637	43,620	41,454	2,166	—
Expiring 12/15/21	Citibank, N.A.	ZAR	387	26,780	25,198	1,582	—
Expiring 12/15/21	HSBC Bank PLC	ZAR	697	48,337	45,385	2,952	—

See Notes to Financial Statements. 46

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona, Expiring 01/19/22	Morgan Stanley & Co. International PLC	SEK	1,552	$177,069	$180,910	$—	$(3,841)
Swiss Franc, Expiring 01/19/22	Barclays Bank PLC	CHF	241	261,201	264,145	—	(2,944)

				$40,565,961	$40,371,017	254,852	(59,908)

						$254,997	$(135,779)

Credit default swap agreements outstanding at October 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Republic of France	12/20/26	0.250%(Q)		125	$(249)	$(253)	$4	Barclays Bank PLC
Republic of Italy	06/20/23	1.000%(Q)	EUR	90	(1,499)	435	(1,934)	Barclays Bank PLC
Republic of Italy	06/20/28	1.000%(Q)	EUR	45	(1,120)	1,862	(2,982)	Barclays Bank PLC

					$(2,868)	$2,044	$(4,912)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Boeing Co.	12/20/21	1.000%(Q)		100	0.331%	$213	$73	$140	Bank of America, N.A.
Boeing Co.	12/20/21	1.000%(Q)		80	0.331%	171	49	122	Goldman Sachs International
Devon Energy Corp.	12/20/21	1.000%(Q)		80	0.333%	171	83	88	Goldman Sachs International
DP World PLC	12/20/24	1.000%(Q)		100	0.577%	1,443	295	1,148	Barclays Bank PLC
Electricite de France S.A.	12/20/22	1.000%(Q)	EUR	100	0.148%	1,279	1,046	233	Goldman Sachs International
EQT Corp.	06/20/22	5.000%(Q)		40	1.068%	1,250	919	331	Credit Suisse International

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	47

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
General Electric Co.	06/20/22	1.000%(Q)	130		0.164%	$857	$583	$274	Morgan Stanley & Co. International PLC
Generalitat de Catalunya	12/20/25	1.000%(Q)	100	*		889	(790)	1,679	Deutsche Bank AG
Goldman Sachs Group, Inc.	12/20/21	1.000%(Q)	120		0.243%	271	132	139	Barclays Bank PLC
Halliburton Co.	12/20/26	1.000%(Q)	50		0.713%	774	492	282	Goldman Sachs International
JPMorgan Chase & Co.	12/20/21	1.000%(Q)	80		0.206%	185	94	91	Barclays Bank PLC
Kingdom of Spain	06/20/25	1.000%(Q)	1,000		0.231%	29,089	(6,707)	35,796	Bank of America, N.A.
Kingdom of Spain	06/20/25	1.000%(Q)	170		0.231%	4,945	(1,190)	6,135	Bank of America, N.A.
Kingdom of Spain	06/20/25	1.000%(Q)	15		0.231%	436	143	293	Barclays Bank PLC
Kingdom of Spain	12/20/25	1.000%(Q)	50		0.261%	1,579	811	768	JPMorgan Chase Bank, N.A.
Kingdom of Spain	06/20/30	1.000%(Q)	100		0.535%	3,906	(324)	4,230	Credit Suisse International
Republic of Chile	12/20/21	1.000%(Q)	80		0.236%	181	93	88	Citibank, N.A.
Republic of France	12/20/26	0.250%(Q)	125		0.217%	248	985	(737)	Barclays Bank PLC
Republic of Indonesia	06/20/23	1.000%(Q)	475		0.292%	6,120	(998)	7,118	Citibank, N.A.
Republic of Kazakhstan	06/20/23	1.000%(Q)	85		0.241%	1,168	—	1,168	Citibank, N.A.
Republic of Panama	12/20/26	1.000%(Q)	45		0.933%	203	133	70	Citibank, N.A.
Republic of Portugal	12/20/23	1.000%(Q)	50		0.130%	997	(12)	1,009	Morgan Stanley & Co. International PLC
Republic of Serbia	12/20/21	1.000%(Q)	100		0.110%	245	117	128	BNP Paribas S.A.
Republic of South Africa	12/20/23	1.000%(Q)	300		1.048%	39	(6,895)	6,934	Bank of America, N.A.
Republic of Ukraine	12/20/23	5.000%(Q)	100		3.212%	4,289	3,056	1,233	Deutsche Bank AG
Republic of Ukraine	12/20/24	5.000%(Q)	100		3.622%	4,650	4,975	(325)	HSBC Bank PLC

See Notes to Financial Statements. 48

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of Ukraine	06/20/25	5.000%(Q)	90	3.810%	$4,128	$(731)	$4,859	Barclays Bank PLC
Russian Federation	12/20/22	1.000%(Q)	50	0.260%	486	(30)	516	Citibank, N.A.
Russian Federation	06/20/23	1.000%(Q)	150	0.330%	1,838	(942)	2,780	Morgan Stanley & Co. International PLC
Russian Federation	06/20/23	1.000%(Q)	100	0.330%	1,225	(527)	1,752	Morgan Stanley & Co. International PLC
Russian Federation	06/20/23	1.000%(Q)	50	0.330%	613	(309)	922	BNP Paribas S.A.
Teck Resources Ltd.	06/20/26	5.000%(Q)	150	1.084%	27,241	26,114	1,127	Barclays Bank PLC
Teva Pharmaceutical Industries Ltd.	12/20/21	1.000%(Q)	10	1.111%	10	3	7	Barclays Bank PLC
T-Mobile USA, Inc.	12/20/21	5.000%(Q)	30	0.488%	370	192	178	Barclays Bank PLC
Verizon Communications, Inc.	06/20/26	1.000%(Q)	170	0.488%	4,169	3,306	863	Goldman Sachs International

					$105,678	$24,239	$81,439

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2021(4)	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.37.V1	12/20/26	5.000%(Q)		1,500	3.047%	$135,491	$142,807	$7,316
iTraxx.XO.36.V1	12/20/26	5.000%(Q)	EUR	1,000	2.616%	132,062	136,190	4,128

						$267,553	$278,997	$11,444

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	49

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.BB.36.V1	06/20/26	5.000%(Q)	100	1.775%	$14,648	$14,270	$378	Citibank, N.A.

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit

See Notes to Financial Statements. 50

derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at October 31, 2021:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

OTC Currency Swap Agreement:
IDR	1,400,000	8.22%(S)	97	6 Month LIBOR(S)	Citibank, N.A.	11/29/23	$12,547	$—	$12,547

Inflation swap agreements outstanding at October 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
EUR	200	05/15/23	1.485%(T)	France CPI ex Tobacco Household(1)(T)	$—	$(2,994)	$(2,994)
EUR	200	05/15/23	1.510%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(2,219)	(2,219)
	100	01/13/31	2.230%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(9,017)	(9,017)
	105	04/07/31	2.469%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(6,425)	(6,425)
	30	04/09/31	2.435%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(1,943)	(1,943)
	60	04/09/31	2.448%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(3,803)	(3,803)
	135	04/13/31	2.445%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(8,568)	(8,568)
	75	04/13/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(4,719)	(4,719)
	80	04/14/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(5,022)	(5,022)
	170	04/15/31	2.465%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(10,379)	(10,379)

					$—	$(55,089)	$(55,089)

(1)   The Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	51

Schedule of Investments  (continued)

as of October 31, 2021

(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
AUD	400	12/18/27	2.696%(S)	6 Month BBSW(2)(S)	$—	$17,848	$17,848
AUD	100	11/27/28	2.847%(S)	6 Month BBSW(2)(S)	(1)	5,445	5,446
AUD	230	12/03/29	2.700%(S)	6 Month BBSW(2)(S)	18,081	10,692	(7,389)
AUD	1,100	02/19/31	1.398%(S)	6 Month BBSW(2)(S)	(3,434)	(47,795)	(44,361)
BRL	287	01/02/25	6.540%(T)	1 Day BROIS(2)(T)	—	(5,067)	(5,067)
BRL	1,638	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	(27,012)	(27,012)
BRL	306	01/02/25	8.690%(T)	1 Day BROIS(2)(T)	—	1,495	1,495
BRL	569	01/02/25	9.943%(T)	1 Day BROIS(2)(T)	—	16,462	16,462
BRL	609	01/02/25	11.080%(T)	1 Day BROIS(2)(T)	—	24,528	24,528
BRL	98	01/02/25	12.090%(T)	1 Day BROIS(2)(T)	—	5,120	5,120
BRL	1,220	01/04/27	6.493%(T)	1 Day BROIS(2)(T)	—	(42,467)	(42,467)
BRL	661	01/04/27	6.820%(T)	1 Day BROIS(2)(T)	—	(22,897)	(22,897)
BRL	1,909	01/02/29	7.250%(T)	1 Day BROIS(2)(T)	—	(78,577)	(78,577)
CAD	255	05/08/22	1.367%(S)	3 Month CDOR(2)(S)	(1,456)	1,711	3,167
CAD	1,230	04/03/25	0.970%(S)	3 Month CDOR(2)(S)	(3,977)	(28,866)	(24,889)
CAD	80	12/03/28	2.600%(S)	3 Month CDOR(2)(S)	582	2,967	2,385
CAD	50	01/09/38	2.720%(S)	3 Month CDOR(2)(S)	(1)	2,320	2,321
CAD	120	12/03/40	2.800%(S)	3 Month CDOR(2)(S)	17,416	7,064	(10,352)
CAD	50	05/30/47	2.240%(S)	3 Month CDOR(2)(S)	(1,489)	(907)	582
CHF	70	04/03/28	0.410%(A)	6 Month CHF LIBOR(2)(S)	141	1,874	1,733
CHF	130	01/31/29	0.260%(A)	6 Month CHF LIBOR(2)(S)	—	1,875	1,875
CHF	40	04/03/33	0.687%(A)	6 Month CHF LIBOR(2)(S)	1,414	2,077	663
CLP	30,200	07/12/29	3.135%(S)	1 Day CLOIS(2)(S)	—	(5,451)	(5,451)
CLP	91,000	11/22/29	3.203%(S)	1 Day CLOIS(2)(S)	—	(17,291)	(17,291)
CLP	100,000	02/10/30	3.010%(S)	1 Day CLOIS(2)(S)	—	(21,087)	(21,087)
CLP	150,000	04/09/31	3.390%(S)	1 Day CLOIS(2)(S)	—	(30,247)	(30,247)
CNH	700	08/15/23	3.115%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(3)	1,552	1,555

See Notes to Financial Statements. 52

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	700	03/13/24	2.945%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$(1)	$1,328	$1,329
CNH	1,400	04/01/24	2.923%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	2,522	2,522
CNH	1,440	06/03/24	2.975%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	3,095	3,095
CNH	2,220	06/20/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(3)	3,901	3,904
CNH	1,500	09/03/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(1)	2,579	2,580
CNH	1,500	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(1)	2,424	2,425
CNH	1,680	11/01/24	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(5)	5,178	5,183
CNH	1,200	02/04/25	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	594	594
CNH	2,800	03/06/25	2.425%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(5)	(1,451)	(1,446)
CNH	5,000	03/12/25	2.400%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(2)	(3,456)	(3,454)
CNH	3,200	07/13/25	2.653%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(4)	1,651	1,655
CNH	5,910	11/02/25	2.588%(Q)	7 Day China Fixing Repo Rates(2)(Q)	14	853	839
CNH	5,280	04/12/26	2.810%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(17)	7,032	7,049
COP	498,340	07/27/28	6.200%(Q)	1 Day COOIS(2)(Q)	11,125	(725)	(11,850)
COP	3,100,000	04/09/31	5.245%(Q)	1 Day COOIS(2)(Q)	—	(71,655)	(71,655)
CZK	6,100	01/31/24	1.930%(A)	6 Month PRIBOR(1)(S)	—	3,926	3,926
CZK	5,145	03/31/30	0.710%(A)	6 Month PRIBOR(2)(S)	—	(36,428)	(36,428)
EUR	200	05/11/25	0.100%(A)	1 Day ESTR(1)(A)	692	(3,394)	(4,086)
EUR	350	04/27/30	(0.016)%(A)	6 Month EURIBOR(2)(S)	—	(7,923)	(7,923)
EUR	342	08/15/30	(0.191)%(A)	1 Day ESTR(2)(A)	(162)	(7,481)	(7,319)
EUR	100	05/11/31	0.750%(A)	1 Day ESTR(1)(A)	683	(8,490)	(9,173)
EUR	235	10/30/32	1.302%(A)	6 Month EURIBOR(2)(S)	4,946	33,911	28,965
EUR	430	05/11/33	1.000%(A)	6 Month EURIBOR(2)(S)	(8,758)	42,121	50,879
EUR	120	05/11/49	1.450%(A)	6 Month EURIBOR(2)(S)	5,800	43,194	37,394

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	53

Schedule of Investments  (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	150	05/08/31	1.150%(A)	1 Day SONIA(2)(A)	$7,545	$4,309	$(3,236)
GBP	305	04/07/41	0.952%(A)	1 Day SONIA(2)(A)	(10)	6,199	6,209
GBP	225	05/08/46	1.250%(A)	1 Day SONIA(2)(A)	50,403	29,149	(21,254)
GBP	35	09/03/50	0.328%(A)	1 Day SONIA(2)(A)	—	(5,695)	(5,695)
HUF	43,000	03/18/26	2.140%(A)	6 Month BUBOR(2)(S)	6,916	(6,620)	(13,536)
HUF	90,865	06/12/28	3.750%(A)	6 Month BUBOR(2)(S)	—	(1,969)	(1,969)
HUF	23,000	07/15/29	1.650%(A)	6 Month BUBOR(2)(S)	—	(10,230)	(10,230)
HUF	150,500	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	(26,767)	(70,639)	(43,872)
ILS	670	04/16/28	0.928%(A)	3 Month TELBOR(2)(Q)	(9)	(2,619)	(2,610)
JPY	126,000	04/08/23	(0.029)%(S)	6 Month JPY LIBOR(2)(S)	44	(609)	(653)
JPY	179,000	04/08/26	0.018%(S)	6 Month JPY LIBOR(2)(S)	1,188	(2,070)	(3,258)
JPY	59,000	12/18/27	0.290%(S)	6 Month JPY LIBOR(2)(S)	—	7,783	7,783
JPY	163,000	11/12/28	0.011%(S)	6 Month JPY LIBOR(2)(S)	(3,047)	(6,709)	(3,662)
JPY	60,000	07/08/32	0.050%(A)	1 Day TONAR(2)(A)	(2,784)	(2,719)	65
JPY	53,000	12/18/32	0.516%(S)	6 Month JPY LIBOR(2)(S)	—	19,176	19,176
JPY	111,500	12/18/37	0.715%(S)	6 Month JPY LIBOR(2)(S)	—	69,383	69,383
JPY	57,555	01/04/38	0.757%(S)	6 Month JPY LIBOR(2)(S)	31,237	39,421	8,184
JPY	11,780	12/03/38	0.600%(S)	6 Month JPY LIBOR(2)(S)	2,348	5,293	2,945
JPY	10,000	10/04/39	0.203%(S)	6 Month JPY LIBOR(2)(S)	—	(2,015)	(2,015)
JPY	21,500	12/03/39	0.650%(S)	6 Month JPY LIBOR(2)(S)	13,004	11,095	(1,909)
JPY	20,000	02/06/40	0.223%(S)	6 Month JPY LIBOR(2)(S)	—	(3,622)	(3,622)
JPY	5,000	07/04/43	0.763%(S)	6 Month JPY LIBOR(2)(S)	—	3,393	3,393
JPY	91,700	12/18/47	0.918%(S)	6 Month JPY LIBOR(2)(S)	66,255	92,668	26,413

See Notes to Financial Statements. 54

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
KRW	209,000	09/10/28	2.043%(Q)	3 Month KWCDC(2)(Q)	$7,797	$(1,672)	$(9,469)
KRW	118,000	02/13/29	1.780%(Q)	3 Month KWCDC(2)(Q)	—	(2,759)	(2,759)
KRW	33,500	04/17/29	1.740%(Q)	3 Month KWCDC(2)(Q)	—	(935)	(935)
KRW	470,000	04/27/30	1.065%(Q)	3 Month KWCDC(2)(Q)	(11,308)	(36,555)	(25,247)
MXN	3,630	03/19/26	6.050%(M)	28 Day Mexican Interbank Rate(2)(M)	(8)	(9,721)	(9,713)
MXN	1,150	12/23/27	7.845%(M)	28 Day Mexican Interbank Rate(2)(M)	—	889	889
MXN	8,515	02/27/29	8.260%(M)	28 Day Mexican Interbank Rate(2)(M)	25,063	16,544	(8,519)
NOK	1,680	03/15/27	2.103%(A)	6 Month NIBOR(2)(S)	4,192	4,787	595
NOK	5,500	11/05/29	1.863%(A)	6 Month NIBOR(2)(S)	5,267	7,260	1,993
NZD	210	11/28/28	2.950%(S)	3 Month BBR(2)(Q)	—	4,458	4,458
NZD	100	07/22/29	1.768%(S)	3 Month BBR(2)(Q)	—	(4,313)	(4,313)
NZD	100	11/05/29	1.393%(S)	3 Month BBR(2)(Q)	—	(6,409)	(6,409)
NZD	540	03/01/31	2.098%(S)	3 Month BBR(2)(Q)	7,385	(19,136)	(26,521)
PLN	1,030	08/24/23	2.390%(A)	6 Month WIBOR(2)(S)	—	1,763	1,763
PLN	2,100	09/09/23	1.900%(A)	6 Month WIBOR(2)(S)	(9,704)	(2,045)	7,659
PLN	850	11/13/23	2.570%(A)	6 Month WIBOR(2)(S)	—	5,810	5,810
PLN	1,120	06/21/24	1.750%(A)	6 Month WIBOR(2)(S)	—	(3,698)	(3,698)
PLN	1,665	07/11/28	2.935%(A)	6 Month WIBOR(2)(S)	37,126	9,821	(27,305)
PLN	760	08/30/31	1.765%(A)	6 Month WIBOR(2)(S)	—	(15,716)	(15,716)
SEK	2,000	04/25/23	0.750%(A)	3 Month STIBOR(2)(Q)	1,707	2,687	980

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	55

Schedule of Investments  (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
SEK	2,325	06/22/27	1.031%(A)	3 Month STIBOR(2)(Q)	$(256)	$4,036	$4,292
SEK	410	07/12/29	0.585%(A)	3 Month STIBOR(2)(Q)	—	(1,201)	(1,201)
SEK	4,555	11/05/29	0.457%(A)	3 Month STIBOR(2)(Q)	(6,423)	(18,378)	(11,955)
SGD	165	07/29/31	1.120%(S)	1 Day SORA(2)(S)	1,125	(8,027)	(9,152)
THB	3,000	07/03/30	1.028%(S)	6 Month THBFIX(2)(S)	—	(4,853)	(4,853)
	990	03/10/22	0.330%(A)	1 Day USOIS(1)(A)	—	(2,528)	(2,528)
	2,000	08/31/22	2.550%(A)	1 Day USOIS(1)(A)	—	(49,183)	(49,183)
	2,180	11/09/22	0.061%(A)	1 Day SOFR(1)(A)	—	2,268	2,268
	1,450	10/30/23	0.072%(A)	1 Day USOIS(1)(A)	—	13,554	13,554
	1,770	11/02/23	0.070%(A)	1 Day USOIS(1)(A)	—	16,836	16,836
	1,795	11/06/23	0.063%(A)	1 Day USOIS(1)(A)	—	17,639	17,639
	1,595	11/09/23	0.064%(A)	1 Day USOIS(1)(A)	—	15,767	15,767
	473	05/31/24	1.350%(A)	1 Day USOIS(1)(A)	—	(10,705)	(10,705)
	493	08/15/28	1.220%(A)	1 Day SOFR(1)(A)	—	(1,478)	(1,478)
ZAR	8,270	03/13/24	7.500%(Q)	3 Month JIBAR(1)(Q)	4	(22,738)	(22,742)
ZAR	3,700	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	2,725	17,225	14,500
ZAR	3,200	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	(37)	10,224	10,261
ZAR	2,460	03/13/29	8.055%(Q)	3 Month JIBAR(2)(Q)	(8)	6,686	6,694
ZAR	5,000	11/01/29	7.820%(Q)	3 Month JIBAR(2)(Q)	(30)	8,662	8,692
ZAR	10,915	09/15/30	6.940%(Q)	3 Month JIBAR(2)(Q)	(14,769)	(33,000)	(18,231)
ZAR	3,350	10/07/31	7.670%(Q)	3 Month JIBAR(2)(Q)	(24)	(2,723)	(2,699)

					$237,721	$(129,832)	$(367,553)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
CLP	95,000	12/20/27	4.260%(S)	1 Day CLOIS(2)(S)	$(6,089)	$—	$(6,089)	JPMorgan Chase Bank, N.A.
CLP	100,000	05/17/28	4.270%(S)	1 Day CLOIS(2)(S)	(6,411)	—	(6,411)	Citibank, N.A.

See Notes to Financial Statements. 56

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements (cont’d.):
CNH	3,000	10/14/31	2.675%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$(6,365)	$—	$(6,365)	Standard Chartered Bank
COP	503,000	08/03/28	6.160%(Q)	1 Day COOIS(2)(Q)	323	—	323	JPMorgan Chase Bank, N.A.
COP	453,700	07/12/29	5.165%(Q)	1 Day COOIS(2)(Q)	(8,941)	—	(8,941)	Morgan Stanley & Co. International PLC
ILS	410	07/13/27	0.395%(A)	3 Month TELBOR(2)(Q)	(5,135)	—	(5,135)	Goldman Sachs International
ILS	550	04/26/28	1.915%(A)	3 Month TELBOR(2)(Q)	9,407	—	9,407	BNP Paribas S.A.
ILS	510	07/16/28	2.045%(A)	3 Month TELBOR(2)(Q)	9,478	—	9,478	JPMorgan Chase Bank, N.A.
ILS	270	07/12/29	1.411%(A)	3 Month TELBOR(2)(Q)	1,024	—	1,024	Citibank, N.A.
ILS	450	04/24/30	0.710%(A)	3 Month TELBOR(2)(Q)	(6,912)	(4)	(6,908)	Goldman Sachs International
MYR	450	04/09/26	2.625%(Q)	3 Month KLIBOR(2)(Q)	(1,785)	(8)	(1,777)	Morgan Stanley & Co. International PLC
MYR	900	08/12/26	2.605%(Q)	3 Month KLIBOR(2)(Q)	(4,169)	(15)	(4,154)	HSBC Bank PLC
MYR	200	07/11/29	3.528%(Q)	3 Month KLIBOR(2)(Q)	812	—	812	Morgan Stanley & Co. International PLC
RUB	15,000	01/12/26	6.360%(A)	3 Month MosPRIME(2)(Q)	(11,615)	—	(11,615)	Morgan Stanley & Co. International PLC
RUB	16,000	02/27/26	6.680%(A)	3 Month MosPRIME(2)(Q)	(10,212)	—	(10,212)	Morgan Stanley & Co. International PLC
THB	6,000	07/04/24	1.590%(S)	6 Month THBFIX(2)(S)	3,305	—	3,305	Morgan Stanley & Co. International PLC
THB	1,000	05/07/25	0.795%(S)	6 Month THBFIX(2)(S)	(319)	—	(319)	HSBC Bank PLC

					$(43,604)	$(27)	$(43,577)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	57

Schedule of Investments  (continued)

as of October 31, 2021

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$60,261	$(19,735)	$119,779	$(73,904)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

J.P. Morgan Securities LLC	$—	$1,784,521

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Cayman Islands	$—	$8,251,965	$—
Ireland	—	1,791,000	—
Spain	—	104,246	—
United States	—	1,543,840	—
Bank Loan
United States	—	25,893	—
Commercial Mortgage-Backed Securities
Canada	—	18,881	—
Ireland	—	1,094,341	—
United States	—	4,481,478	—
Corporate Bonds
Belgium	—	178,559	—
Brazil	—	307,507	—
Bulgaria	—	229,739	—
Canada	—	983,912	—
China	—	1,259,196	—

See Notes to Financial Statements. 58

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds (continued)
Denmark	$—	$482,134	$—
France	—	2,327,061	—
Germany	—	1,033,342	—
Hong Kong	—	394,191	—
Hungary	—	115,504	—
India	—	122,650	—
Indonesia	—	112,396	—
Israel	—	101,987	—
Italy	—	579,898	—
Jamaica	—	97,566	—
Japan	—	207,847	—
Kazakhstan	—	170,793	—
Luxembourg	—	233,293	—
Malta	—	131,487	—
Mexico	—	748,648	—
Netherlands	—	513,613	—
Peru	—	112,963	—
Portugal	—	157,972	—
Russia	—	501,236	—
Spain	—	996,931	—
Supranational Bank	—	56,640	—
Sweden	—	271,070	—
Switzerland	—	649,101	—
United Arab Emirates	—	275,631	—
United Kingdom	—	2,022,021	—
United States	—	13,006,152	—
Residential Mortgage-Backed Securities
Bermuda	—	644,187	—
Ireland	—	101,889	—
United Kingdom	—	137,716	—
United States	—	1,279,463	83,200
Sovereign Bonds
Andorra	—	116,565	—
Austria	—	164,918	—
Brazil	—	694,699	—
Bulgaria	—	143,405	—
Canada	—	424,533	—
Chile	—	138,978	—
China	—	452,823	—
Colombia	—	823,575	—
Croatia	—	351,139	—
Cyprus	—	681,242	—
Dominican Republic	—	111,608	—
France	—	93,533	—
Greece	—	1,189,771	—

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	59

Schedule of Investments  (continued)

as of October 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Hungary	$—	$487,888	$—
Indonesia	—	1,087,884	—
Isle of Man	—	194,830	—
Israel	—	462,691	—
Italy	—	2,179,079	—
Japan	—	265,282	—
Kazakhstan	—	376,982	—
Mexico	—	355,177	—
New Zealand	—	73,975	—
Panama	—	423,485	—
Peru	—	612,007	—
Philippines	—	571,908	—
Portugal	—	1,050,584	—
Qatar	—	214,012	—
Romania	—	244,212	—
Russia	—	716,438	—
Saudi Arabia	—	392,994	—
Serbia	—	608,547	—
Spain	—	1,164,166	—
Ukraine	—	604,065	—
United Arab Emirates	—	201,465	—
United Kingdom	—	355,244	—
Uruguay	—	117,013	—
U.S. Government Agency Obligation	—	189,814	—
U.S. Treasury Obligations	—	5,902,195	—
Short-Term Investments
Affiliated Mutual Fund	2,567,718	—	—
Options Purchased	—	10,313	—

Total	$2,567,718	$72,104,978	$83,200

Liabilities
Options Written	$—	$(13,030)	$—

Other Financial Instruments*
Assets
Futures Contracts	$494,728	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	254,997	—
Centrally Cleared Credit Default Swap Agreements	—	11,444	—
OTC Credit Default Swap Agreements	—	120,326	—
OTC Currency Swap Agreement	—	12,547	—

See Notes to Financial Statements. 60

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
Centrally Cleared Interest Rate Swap Agreements	$—	$515,720	$—
OTC Interest Rate Swap Agreements	—	24,349	—

Total	$494,728	$939,383	$—

Liabilities
Futures Contracts	$(202,596)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(135,779)	—
OTC Credit Default Swap Agreements	—	(2,868)	—
Centrally Cleared Inflation Swap Agreements	—	(55,089)	—
Centrally Cleared Interest Rate Swap Agreements	—	(883,273)	—
OTC Interest Rate Swap Agreements	—	(67,953)	—

Total	$(202,596)	$(1,144,962)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Sovereign Bonds	24.5%
Banks	14.3
Collateralized Loan Obligations	13.9
U.S. Treasury Obligations	8.0
Commercial Mortgage-Backed Securities	7.5
Affiliated Mutual Fund	3.5
Residential Mortgage-Backed Securities	3.2
Oil & Gas	2.4
Electric	2.1
Media	1.4
Packaging & Containers	1.3
Transportation	1.3
Telecommunications	1.3
Real Estate Investment Trusts (REITs)	1.2
Consumer Loans	1.1
Foods	1.0
Insurance	1.0
Healthcare-Products	1.0
Commercial Services	1.0
Diversified Financial Services	0.9
Pharmaceuticals	0.8

Real Estate	0.7%
Auto Manufacturers	0.7
Pipelines	0.7
Engineering & Construction	0.6
Chemicals	0.5
Home Builders	0.5
Beverages	0.4
Automobiles	0.4
Airlines	0.4
Healthcare-Services	0.4
Semiconductors	0.4
Iron/Steel	0.3
Agriculture	0.3
U.S. Government Agency Obligation	0.2
Entertainment	0.2
Retail	0.2
Aerospace & Defense	0.2
Software	0.2
Other	0.2
Housewares	0.2
Auto Parts & Equipment	0.1

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	61

Schedule of Investments  (continued)

as of October 31, 2021

Industry Classification (continued):

Lodging	0.1%
Mining	0.1
Multi-National	0.1
Household Products/Wares	0.0	*
Options Purchased	0.0	*

	100.8
Options Written	(0.0	)*
Liabilities in excess of other assets	(0.8)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$11,444	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	60,261		Premiums received for OTC swap agreements	19,708
Credit contracts	Unrealized appreciation on OTC swap agreements	82,883		Unrealized depreciation on OTC swap agreements	5,978
Foreign exchange contracts	Due from/to broker-variation margin futures	188,487	*	—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	254,997		Unrealized depreciation on OTC forward foreign currency exchange contracts	135,779
Interest rate contracts	Due from/to broker-variation margin futures	306,241	*	Due from/to broker-variation margin futures	202,596	*

See Notes to Financial Statements. 62

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin swaps	$515,720	*	Due from/to broker-variation margin swaps	$938,362	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	27
Interest rate contracts	Unaffiliated investments	10,313		Options written outstanding, at value	13,030
Interest rate contracts	Unrealized appreciation on OTC swap agreements	36,896		Unrealized depreciation on OTC swap agreements	67,926

		$1,467,242			$1,383,406

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(4,738)	$5,389	$—	$—	$171,401
Foreign exchange contracts	758	5,360	29,021	238,648	—
Interest rate contracts	—	—	(335,285)	—	289,573

Total	$(3,980)	$10,749	$(306,264)	$238,648	$460,974

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$—	$(1,565)
Foreign exchange contracts	31	(757)	104,638	78,721	—
Interest rate contracts	234	(1,030)	390,927	—	(1,523,254)

Total	$265	$(1,787)	$495,565	$78,721	$(1,524,819)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	63

Schedule of Investments  (continued)

as of October 31, 2021

For the year ended October 31, 2021, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)
$4,448	$856,293	$13,147,066	$45,242,899	$11,148,373

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$25,923,820	$5,185	$44,653,489	$3,502,231

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Inflation Swap Agreements(2)
$9,761,768	$96,718	$946,816

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$49,223	$(14,854)	$34,369	$—	$34,369
Barclays Bank PLC	240,594	(68,696)	171,898	—	171,898
BNP Paribas S.A.	10,574	(1,659)	8,915	—	8,915
Citibank, N.A.	63,659	(11,740)	51,919	—	51,919
Credit Suisse International	5,480	(324)	5,156	—	5,156
Deutsche Bank AG	16,281	(13,820)	2,461	—	2,461

See Notes to Financial Statements. 64

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Goldman Sachs International	$24,746	$(30,594)	$(5,848)	$—	$(5,848)
HSBC Bank PLC	9,868	(36,126)	(26,258)	—	(26,258)
JPMorgan Chase Bank, N.A.	11,380	(12,784)	(1,404)	—	(1,404)
Morgan Stanley & Co. International PLC	13,545	(45,486)	(31,941)	—	(31,941)
Standard Chartered Bank	—	(6,365)	(6,365)	—	(6,365)

	$445,350	$(242,448)	$202,902	$—	$202,902

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	65

Statement of Assets and Liabilities

as of October 31, 2021

Assets
Investments at value:
Unaffiliated investments (cost $71,377,749)	$72,188,178
Affiliated investments (cost $2,567,718)	2,567,718
Cash	1,362
Foreign currency, at value (cost $46,002)	46,034
Dividends and interest receivable	520,192
Receivable for Fund shares sold	385,087
Unrealized appreciation on OTC forward foreign currency exchange contracts	254,997
Due from broker—variation margin futures	148,290
Unrealized appreciation on OTC swap agreements	119,779
Premiums paid for OTC swap agreements	60,261
Prepaid expenses and other assets	1,370

Total Assets	76,293,268

Liabilities
Payable for investments purchased	1,444,004
Payable for Fund shares purchased	302,894
Unrealized depreciation on OTC forward foreign currency exchange contracts	135,779
Accrued expenses and other liabilities	111,841
Unrealized depreciation on OTC swap agreements	73,904
Due to broker—variation margin swaps	21,518
Premiums received for OTC swap agreements	19,735
Management fee payable	18,174
Options written outstanding, at value (premiums received $12,000)	13,030
Dividends payable	1,017
Directors’ fees payable	816
Distribution fee payable	296
Affiliated transfer agent fee payable	171

Total Liabilities	2,143,179

Net Assets	$74,150,089

Net assets were comprised of:
Common stock, at par	$73,888
Paid-in capital in excess of par	74,091,543
Total distributable earnings (loss)	(15,342)

Net assets, October 31, 2021	$74,150,089

See Notes to Financial Statements. 66

Class A
Net asset value, offering price and redemption price per share, ($841,326 ÷ 83,845 shares of common stock issued and outstanding)	$10.03
Maximum sales charge (3.25% of offering price)	0.34

Maximum offering price to public	$10.37

Class C
Net asset value, offering price and redemption price per share, ($139,397 ÷ 13,895 shares of common stock issued and outstanding)	$10.03

Class Z
Net asset value, offering price and redemption price per share, ($10,981,961 ÷ 1,094,482 shares of common stock issued and outstanding)	$10.03

Class R6
Net asset value, offering price and redemption price per share, ($62,187,405 ÷ 6,196,610 shares of common stock issued and outstanding)	$10.04

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	67

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)
Income
Interest income	$1,277,993
Affiliated dividend income	4,157
Income from securities lending, net (including affiliated income of $1)	25

Total income	1,282,175

Expenses
Management fee	277,826
Distribution fee(a)	3,565
Custodian and accounting fees	71,039
Registration fees(a)	58,811
Audit fee	43,603
Transfer agent’s fees and expenses (including affiliated expense of $5,003)(a)	33,876
Legal fees and expenses	23,556
Shareholders’ reports	12,956
Directors’ fees	10,112
SEC registration fees	2,000
Miscellaneous	22,703

Total expenses	560,047
Less: Fee waiver and/or expense reimbursement(a)	(224,957)

Net expenses	335,090

Net investment income (loss)	947,085

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	348,728
Futures transactions	(306,264)
Forward and cross currency contract transactions	238,648
Options written transactions	10,749
Swap agreement transactions	460,974
Foreign currency transactions	99,002

851,837

Net change in unrealized appreciation (depreciation) on:
Investments	(1,099,016)
Futures	495,565
Forward and cross currency contracts	78,721
Options written	(1,787)
Swap agreements	(1,524,819)
Foreign currencies	(5,456)

(2,056,792)

Net gain (loss) on investment and foreign currency transactions	(1,204,955)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(257,870)

See Notes to Financial Statements. 68

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	2,063	1,502	—	—
Registration fees	13,681	11,885	19,660	13,585
Transfer agent’s fees and expenses	1,496	396	25,182	6,802
Fee waiver and/or expense reimbursement	(17,148)	(12,645)	(79,889)	(115,275)

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	69

Statements of Changes in Net Assets

	Year Ended October 31,

	2021	2020

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$947,085	$836,818
Net realized gain (loss) on investment and foreign currency transactions	851,837	(1,172,697)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,056,792)	2,199,086

Net increase (decrease) in net assets resulting from operations	(257,870)	1,863,207

Dividends and Distributions
Distributions from distributable earnings
Class A	(20,553)	(70,125)
Class C	(2,629)	(2,150)
Class Z	(459,071)	(231,948)
Class R6	(1,022,297)	(1,187,309)

	(1,504,550)	(1,491,532)

Tax return of capital distributions
Class A	—	(23,520)
Class C	—	(721)
Class Z	—	(77,794)
Class R6	—	(398,219)

	—	(500,254)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	48,297,048	16,083,373
Net asset value of shares issued in reinvestment of dividends and distributions	1,491,892	1,982,678
Cost of shares purchased	(13,945,205)	(12,362,424)

Net increase (decrease) in net assets from Fund share transactions	35,843,735	5,703,627

Total increase (decrease)	34,081,315	5,575,048

Net Assets:
Beginning of year	40,068,774	34,493,726

End of year	$74,150,089	$40,068,774

See Notes to Financial Statements. 70

Financial Highlights

Class A Shares
	Year Ended October 31,			December 12, 2017(a) through October 31,
	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.41	$10.43	$9.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.21	0.18	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.27)	0.30	1.33	(0.42)
Total from investment operations	(0.12)	0.51	1.51	(0.26)
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.28)	(0.56)	(0.26)
Tax return of capital distributions	-	(0.14)	-	-
Distributions from net realized gains	-	(0.11)	-	-
Total dividends and distributions	(0.26)	(0.53)	(0.56)	(0.26)
Net asset value, end of period	$10.03	$10.41	$10.43	$9.48
Total Return(c):	(1.22)%	5.12%	16.40%	(2.65)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$841	$729	$2,036	$49
Average net assets (000)	$825	$1,716	$234	$46
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.88%	0.88%	0.88%	0.88	%(e)
Expenses before waivers and/or expense reimbursement	2.96%	2.30%	8.27%	80.88	%(e)
Net investment income (loss)	1.48%	2.03%	1.69%	1.86	%(e)
Portfolio turnover rate(f)	20%	33%	31%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	71

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,			December 12, 2017(a) through October 31,
	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.41	$10.43	$9.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.12	0.17	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.28)	0.31	1.27	(0.43)
Total from investment operations	(0.20)	0.43	1.44	(0.33)
Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.20)	(0.49)	(0.19)
Tax return of capital distributions	-	(0.14)	-	-
Distributions from net realized gains	-	(0.11)	-	-
Total dividends and distributions	(0.18)	(0.45)	(0.49)	(0.19)
Net asset value, end of period	$10.03	$10.41	$10.43	$9.48
Total Return(c):	(1.96)%	4.32%	15.59%	(3.29)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$139	$162	$39	$17
Average net assets (000)	$150	$85	$16	$13
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.63%	1.63%	1.63%	1.63	%(e)
Expenses before waivers and/or expense reimbursement	10.05%	15.56%	97.66%	290.47	%(e)
Net investment income (loss)	0.74%	1.15%	1.70%	1.13	%(e)
Portfolio turnover rate(f)	20%	33%	31%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

72

Class Z Shares
	Year Ended October 31,			December 12, 2017(a) through October 31,
	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.41	$10.43	$9.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.22	0.18	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.27)	0.32	1.36	(0.42)
Total from investment operations	(0.10)	0.54	1.54	(0.24)
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.31)	(0.59)	(0.28)
Tax return of capital distributions	-	(0.14)	-	-
Distributions from net realized gains	-	(0.11)	-	-
Total dividends and distributions	(0.28)	(0.56)	(0.59)	(0.28)
Net asset value, end of period	$10.03	$10.41	$10.43	$9.48
Total Return(c):	(0.98)%	5.37%	16.71%	(2.44)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,982	$8,864	$3,854	$164
Average net assets (000)	$17,287	$6,563	$1,214	$160
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.63%	0.63%	0.63%	0.63	%(e)
Expenses before waivers and/or expense reimbursement	1.09%	1.56%	3.11%	24.70	%(e)
Net investment income (loss)	1.65%	2.17%	1.72%	2.11	%(e)
Portfolio turnover rate(f)	20%	33%	31%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
PGIM Global Total Return (USD Hedged) Fund	73

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,			December 12, 2017(a) through October 31,
	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.41	$10.43	$9.48	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.23	0.26	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.26)	0.31	1.28	(0.42)
Total from investment operations	(0.08)	0.54	1.54	(0.24)
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.31)	(0.59)	(0.28)
Tax return of capital distributions	-	(0.14)	-	-
Distributions from net realized gains	-	(0.11)	-	-
Total dividends and distributions	(0.29)	(0.56)	(0.59)	(0.28)
Net asset value, end of period	$10.04	$10.41	$10.43	$9.48
Total Return(c):	(0.82)%	5.42%	16.79%	(2.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$62,187	$30,314	$28,565	$24,421
Average net assets (000)	$37,302	$29,230	$26,482	$24,571
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.58%	0.58%	0.58%	0.58	%(e)
Expenses before waivers and/or expense reimbursement	0.89%	1.19%	1.49%	1.67	%(e)
Net investment income (loss)	1.74%	2.25%	2.66%	2.14	%(e)
Portfolio turnover rate(f)	20%	33%	31%	67%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

74

Notes to Financial Statements

1.	Organization

Prudential Global Total Return Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and currently consists of two separate funds: PGIM Global Total Return Fund and PGIM Global Total Return (USD Hedged) Fund. These financial statements relate only to the PGIM Global Total Return (USD Hedged) Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

PGIM Global Total Return (USD Hedged) Fund	75

Notes to Financial Statements (continued)

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

PGIM Global Total Return (USD Hedged) Fund	77

Notes to Financial Statements (continued)

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date.

PGIM Global Total Return (USD Hedged) Fund	79

Notes to Financial Statements (continued)

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of

PGIM Global Total Return (USD Hedged) Fund	81

Notes to Financial Statements (continued)

period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

PGIM Global Total Return (USD Hedged) Fund	83

Notes to Financial Statements (continued)

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Global Total Return (USD Hedged) Fund	85

Notes to Financial Statements (continued)

3.	Agreements

The Fund has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit, and PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The Manager pays for the services of the subadvisers.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $2 billion and 0.485% of such assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.50% for the year ended October 31, 2021.

The Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.88% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class C shares, 0.63% of average daily net assets for Class Z shares and 0.58% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the

Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

For the year ended October 31, 2021, PIMS received $2,158 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $40,789,497 and $10,233,744, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended October 31, 2021, is presented as follows:

PGIM Global Total Return (USD Hedged) Fund	87

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$1,691,336	$40,687,966	$39,811,584	$—	$—	$2,567,718	2,567,718	$4,157

PGIM Institutional Money Market Fund (1)(b)(wa)
—	52,412	52,412	—	—	—	—	1	(2)

$1,691,336	$40,740,378	$39,863,996	$—	$—	$2,567,718		$4,158

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $1,504,550 of ordinary income. For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $1,123,041 of ordinary income, $368,491 of long-term capital gains and $500,254 of tax return of capital.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis was $491,491 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$75,000,793	$3,058,096	$(3,229,470)	$(171,374)

The differences between GAAP and tax basis were primarily attributable to bond premium amortization, futures and forward contracts and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2021 of approximately $334,000 which can be carried forward for an unlimited period. The Fund utilized approximately $559,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2021. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 18,075,000,000 shares of common stock, $0.01 par value per share, 1,500,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class A	200,000,000
Class C	300,000,000
Class Z	600,000,000
Class R6	400,000,000

PGIM Global Total Return (USD Hedged) Fund	89

Notes to Financial Statements (continued)

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class C	1,141	8.2%
Class R6	2,546,811	41.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	34.4%	2	56.9%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount

Year ended October 31, 2021:
Shares sold	58,111	$599,993
Shares issued in reinvestment of dividends and distributions	2,000	20,523
Shares purchased	(46,272)	(473,592)

Net increase (decrease) in shares outstanding	13,839	$146,924

Year ended October 31, 2020:
Shares sold	102,949	$1,028,888
Shares issued in reinvestment of dividends and distributions	9,149	93,532
Shares purchased	(237,293)	(2,451,952)

Net increase (decrease) in shares outstanding	(125,195)	$(1,329,532)

Class C
Year ended October 31, 2021:
Shares sold	8,646	$89,643
Shares issued in reinvestment of dividends and distributions	248	2,555
Shares purchased	(10,602)	(109,313)

Net increase (decrease) in shares outstanding	(1,708)	$(17,115)

Year ended October 31, 2020:
Shares sold	20,800	$216,092
Shares issued in reinvestment of dividends and distributions	271	2,794
Shares purchased	(9,226)	(92,568)

Net increase (decrease) in shares outstanding	11,845	$126,318

Class Z	Shares	Amount
Year ended October 31, 2021:
Shares sold	3,203,522	$32,545,219
Shares issued in reinvestment of dividends and distributions	43,654	446,555
Shares purchased	(489,336)	(5,030,975)

Net increase (decrease) in shares outstanding before conversion	2,757,840	27,960,799
Shares issued upon conversion from other share class(es)	1,809	18,669
Shares purchased upon conversion into other share class(es)	(2,516,935)	(25,848,919)

Net increase (decrease) in shares outstanding	242,714	$2,130,549

Year ended October 31, 2020:
Shares sold	1,441,863	$14,619,714
Shares issued in reinvestment of dividends and distributions	29,388	300,790
Shares purchased	(988,865)	(9,810,297)

Net increase (decrease) in shares outstanding	482,386	$5,110,207

Class R6

Year ended October 31, 2021:
Shares sold	1,470,595	$15,062,193
Shares issued in reinvestment of dividends and distributions	99,750	1,022,259
Shares purchased	(801,450)	(8,331,325)

Net increase (decrease) in shares outstanding before conversion	768,895	7,753,127
Shares issued upon conversion from other share class(es)	2,516,935	25,848,919
Shares purchased upon conversion into other share class(es)	(1,809)	(18,669)

Net increase (decrease) in shares outstanding	3,284,021	$33,583,377

Year ended October 31, 2020:
Shares sold	21,286	$218,679
Shares issued in reinvestment of dividends and distributions	154,561	1,585,562
Shares purchased	(757)	(7,607)

Net increase (decrease) in shares outstanding	175,090	$1,796,634

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large

PGIM Global Total Return (USD Hedged) Fund	91

Notes to Financial Statements (continued)

scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2021. The average daily balance for the 4 days that the Fund had loans outstanding during the period was approximately $731,750, borrowed at a weighted average interest rate of 1.42%. The maximum loan outstanding amount during the period was $1,463,000. At October 31, 2021, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States.

PGIM Global Total Return (USD Hedged) Fund	93

Notes to Financial Statements (continued)

Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.”When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect

PGIM Global Total Return (USD Hedged) Fund	95

Notes to Financial Statements (continued)

an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM Global Total Return (USD Hedged) Fund	97

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Global Total Return Fund, Inc. and Shareholders of PGIM Global Total Return (USD Hedged) Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Global Total Return (USD Hedged) Fund (one of the funds constituting Prudential Global Total Return Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

98

Tax Information (unaudited)

For the year ended October 31, 2021, the Fund reports the maximum amount allowable but not less than 21.94% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2021.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from Interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 2.20% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

PGIM Global Total Return (USD Hedged) Fund	99

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Global Total Return (USD Hedged) Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Global Total Return (USD Hedged) Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Global Total Return (USD Hedged) Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Global Total Return (USD Hedged) Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Global Total Return (USD Hedged) Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with each of PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and PGIML. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

[1]	PGIM Global Total Return (USD Hedged) Fund is a series of Prudential Global Total Return Fund, Inc.

PGIM Global Total Return (USD Hedged) Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between each of PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent

PGIM Global Total Return (USD Hedged) Fund

Approval of Advisory Agreements (continued)

(which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2020. The Board considered that the Fund commenced operations on December 12, 2017 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Visit our website at pgim.com/investments

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

•	The Board noted that the Fund does not yet have a five-year performance record and that, therefore, the subadviser should have more time to develop that record.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.88% for Class A shares, 1.63% for Class C shares, 0.63% for Class Z shares and 0.58% for Class R6 shares through February 28, 2022.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global Total Return (USD Hedged) Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Global Total Return (USD Hedged) Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:
ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GLOBAL TOTAL RETURN (USD HEDGED) FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PHEAX	PHECX	PHEZX	PHEQX

CUSIP	74439A707	74439A806	74439A871	74439A889

MF238E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2021 and October 31, 2020, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $108,800 and $108,800 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended October 31, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended October 31, 2020, fees of $5,103 were billed to the Registrant for services rendered by KPMG LLP (the Registrant’s prior principal accountant) in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended October 31, 2021 and October 31, 2020: none.

(d) All Other Fees

For the fiscal years ended October 31, 2021 and October 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2021 and October 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2021 and October 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Global Total Return Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 17, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 17, 2021